--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Balanced Capital Focus Fund...........   15
                                                              Basic Value Focus Fund................   29
                                                              Developing Capital Markets Focus
                                                                Fund................................   44
                                                              Domestic Money Market Fund............   64
                                                              Focus Twenty Select Fund..............   76
                                                              Fundamental Growth Focus Fund.........   88
                                                              Global Bond Focus Fund................  100
                                                              Global Growth Focus Fund..............  114
                                                              Global Strategy Focus Fund............  128
                                                              Government Bond Fund..................  147
                                                              High Current Income Fund..............  159
                                                              Index 500 Fund........................  177
                                                              International Equity Focus Fund.......  194
                                                              Natural Resources Focus Fund..........  215
                                                              Prime Bond Fund.......................  229
                                                              Quality Equity Fund...................  244
                                                              Reserve Assets Fund...................  259
                                                              Small Cap Value Focus Fund............  270
                                                              Utilities and Telecommunications Focus
                                                                Fund................................  287

                                                                   Annual Report
                                                               December 31, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, the Fund's Class A Shares had a total return of -1.68%. This compared to a return of -9.10% for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same period.

  The performance of the Fund over the past 12 months reflected market conditions that were virtually opposite of those that existed during 1999. The Fund's US fixed-income representation, which was expanded throughout the period, provided a positive return for the year as bonds were viewed as a safe haven from the tumultuous equity market. The outstanding performance of the Fund's bond commitments offset much of the negative return from our equity holdings, resulting in an overall portfolio return that was significantly better than that provided by the US equity market as measured by the S&P 500 Index. Our considerable representation in new economy sectors had a negative impact on performance throughout most of the year. Although these equities experienced rallies after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly during November and December.

PORTFOLIO MATTERS

  As of December 31, 2000, the Fund's asset allocation was: US bonds, 46% of net assets; US equities, 53%; and cash reserves, 1%.

  We continued to augment the Fund's US bond representation during the second half of 2000. We increased our fixed-income representation from 40% of net assets to 46% and maintained a defensive average duration for our US bond holdings of approximately four years. At the same time, we reduced the Fund's US equity commitment from 58% of net assets to 53%. We retained substantial assets in new economy sectors, including technology, since we believe pessimism toward many companies in this area is overdone.

  The prospects for avoiding a hard landing in the US economy have improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. However, since volatility is likely to persist in global equity markets, we will continue to pursue a high degree of diversification within the portfolio. Areas outside the new economy where we have maintained a significant representation include the healthcare, consumer staples and financial sectors.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                    AMERICAN BALANCED         STANDARD & POOR'S 500
                                                 FUND+--CLASS A SHARES*              INDEX++                WEIGHTED INDEX**
                                                 ----------------------       ---------------------         ----------------
12/90                                                   10000.00                    10000.00                    10000.00
12/91                                                   12065.00                    13047.00                    11745.00
12/92                                                   12755.00                    14041.00                    12503.00
12/93                                                   14476.00                    15456.00                    13515.00
12/94                                                   13869.00                    15660.00                    13624.00
12/95                                                   16755.00                    21554.00                    16387.00
12/96                                                   18386.00                    26491.00                    18056.00
12/97                                                   21532.00                    35330.00                    20914.00
12/98                                                   24451.00                    45426.00                    23977.00
12/99                                                   26586.00                    54985.00                    25829.00
12/00                                                   26139.00                    49979.00                    26581.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ American Balanced Fund invests in a balanced portfolio of fixed-income and equity securities.
++ This unmanaged broad-based index is comprised of US common stocks.
+++ This unmanaged index, which is an equally weighted blend of the Three-Month
    Treasury Bill Index, the Merrill Lynch US Corporate and Government Master Index and the S&P 500 Index, is comprised of US Treasury bills maturing in up to three months, investment-grade bonds and US common stocks.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
    AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

                       PERIOD COVERED                                          % RETURN
-----------------------------------------------------------------------------------------
One Year Ended 12/31/00                                                         - 1.68%
-----------------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                       + 9.30
-----------------------------------------------------------------------------------------
Ten Years Ended 12/31/00                                                        +10.09
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -4.20%         -1.68%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE                           9,300      General Dynamics Corporation..............    $    725,400       0.6%
                                   14,245      United Technologies Corporation...........       1,120,013       0.8
                                                                                             ------------     -----
                                                                                                1,845,413       1.4
----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS                 6,900      +General Motors Corporation (Class H).....         158,700       0.1
----------------------------------------------------------------------------------------------------------------------
BANKING                            12,871      Bank of America Corporation...............         590,457       0.4
                                   19,600      The Bank of New York Company, Inc. .......       1,081,675       0.8
                                   25,750      Bank One Corporation......................         943,094       0.7
                                   11,250      The Chase Manhattan Corporation...........         511,172       0.4
                                    1,700      Wachovia Corporation......................          98,813       0.1
                                                                                             ------------     -----
                                                                                                3,225,211       2.4
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          19,150      The Coca-Cola Company.....................       1,166,953       0.9
                                    9,050      PepsiCo, Inc. ............................         448,541       0.3
                                                                                             ------------     -----
                                                                                                1,615,494       1.2
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                       2,000      +Genentech, Inc. .........................         163,000       0.1
                                    2,000      +Gilead Sciences, Inc. ...................         165,875       0.1
                                    2,800      +Human Genome Sciences, Inc. .............         194,075       0.2
                                                                                             ------------     -----
                                                                                                  522,950       0.4
----------------------------------------------------------------------------------------------------------------------
BROADCAST--MEDIA                    6,150      Time Warner Inc. .........................         321,276       0.2
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE                24,200      +AT&T Corp.--Liberty Media Group (Class
                                                 A)......................................         328,212       0.2
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                   8,700      +American Tower Corporation (Class A).....         329,512       0.2
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                  50,850      +Oracle Corporation.......................       1,481,006       1.1
----------------------------------------------------------------------------------------------------------------------
CABLE                               9,500      +Adelphia Communications (Class A)........         490,437       0.3
                                   16,250      +Charter Communications, Inc. (Class A)...         368,672       0.3
                                                                                             ------------     -----
                                                                                                  859,109       0.6
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                       2,700      Minnesota Mining and Manufacturing Company
                                                 (3M)....................................         325,350       0.2
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                           7,500      The Dow Chemical Company..................         274,687       0.2
                                    7,100      E.I. du Pont de Nemours and Company.......         343,019       0.2
                                    8,350      Pharmacia Corporation.....................         509,350       0.4
                                    2,500      Rohm and Haas Company.....................          90,781       0.1
                                                                                             ------------     -----
                                                                                                1,217,837       0.9
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      3,200      +Pegasus Communications Corporation.......          82,400       0.1
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            2,000      +CIENA Corporation........................         163,000       0.1
                                   10,450      Corning Incorporated......................         551,891       0.4
                                                                                             ------------     -----
                                                                                                  714,891       0.5
----------------------------------------------------------------------------------------------------------------------
COMPUTER-RELATED PRODUCTS           3,200      +VERITAS Software Corporation.............         280,000       0.2
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                  35,950      +Cisco Systems, Inc. .....................       1,375,087       1.1
                                   14,050      Electronic Data Systems Corporation.......         811,388       0.6
                                    1,200      +Juniper Networks, Inc. ..................         151,425       0.1
                                                                                             ------------     -----
                                                                                                2,337,900       1.8
----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                   6,350      +BEA Systems, Inc. .......................         427,434       0.3
                                    4,200      +Informatica Corporation..................         165,900       0.1
                                                                                             ------------     -----
                                                                                                  593,334       0.4
----------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                 8,850      +Solectron Corporation....................         300,015       0.2
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                           4,300      +Ariba, Inc. .............................         230,587       0.2
                                   24,000      Compaq Computer Corporation...............         361,200       0.3
                                    3,500      +Comverse Technology, Inc. ...............         380,187       0.3
                                   13,050      +Dell Computer Corporation................         227,559       0.2
                                    4,200      +EMC Corporation..........................         279,300       0.2
                                    8,285      International Business Machines
                                                 Corporation.............................         704,225       0.5
                                    6,850      +Palm, Inc. ..............................         193,513       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                           6,800      +Sun Microsystems, Inc. ..................    $    189,125       0.1%
(CONCLUDED)
                                    5,500      Symbol Technologies, Inc. ................         198,000       0.2
                                                                                             ------------     -----
                                                                                                2,763,696       2.1
----------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS                      9,800      Circuit City Stores--Circuit City Group...         112,700       0.1
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING              2,400      +Sealed Air Corporation...................          73,200       0.1
----------------------------------------------------------------------------------------------------------------------
COSMETICS                          13,000      Avon Products, Inc. ......................         622,375       0.5
                                   11,250      The Gillette Company......................         406,406       0.3
                                                                                             ------------     -----
                                                                                                1,028,781       0.8
----------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                     11,950      +Calpine Corporation......................         538,497       0.4
                                    6,600      +Southern Energy, Inc. ...................         186,863       0.1
                                                                                             ------------     -----
                                                                                                  725,360       0.5
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS            3,450      +The AES Corporation......................         191,044       0.1
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                5,300      Edison International......................          82,812       0.1
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL INSTRUMENTS &            2,950      +Sanmina Corporation......................         226,044       0.2
  CONTROLS
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS               4,200      +Applied Micro Circuits Corporation.......         316,050       0.3
                                   39,700      General Electric Company..................       1,903,119       1.4
                                   22,450      Intel Corporation.........................         674,903       0.5
                                                                                             ------------     -----
                                                                                                2,894,072       2.2
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                        17,500      Texas Instruments Incorporated............         829,063       0.6
----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                       2,200      +Macrovision Corporation..................         162,800       0.1
----------------------------------------------------------------------------------------------------------------------
FIBER OPTICS                        2,650      +Avanex Corporation.......................         157,675       0.1
----------------------------------------------------------------------------------------------------------------------
FINANCE                            10,300      Federal Home Loan Mortgage Association....         709,413       0.5
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  9,600      American Express Company..................         527,400       0.4
                                   38,350      Citigroup, Inc. ..........................       1,958,247       1.5
                                   26,900      Wells Fargo Company.......................       1,497,994       1.1
                                                                                             ------------     -----
                                                                                                3,983,641       3.0
----------------------------------------------------------------------------------------------------------------------
FOOD                                2,000      Wm. Wrigley Jr. Company...................         191,625       0.1
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &             32,700      HCA--The Healthcare Corporation...........       1,439,127       1.1
  SERVICES
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                  6,400      The Clorox Company........................         227,200       0.2
                                   44,500      Colgate-Palmolive Company.................       2,872,475       2.1
                                   13,150      The Procter & Gamble Company..............       1,031,453       0.8
                                                                                             ------------     -----
                                                                                                4,131,128       3.1
----------------------------------------------------------------------------------------------------------------------
INSURANCE                           6,100      The Allstate Corporation..................         265,731       0.2
                                   24,000      American International Group, Inc. .......       2,365,500       1.8
                                    9,100      ITT Industries, Inc. .....................         352,625       0.2
                                    2,200      The Progressive Corporation...............         227,975       0.2
                                                                                             ------------     -----
                                                                                                3,211,831       2.4
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE                   3,850      +Agile Software Corporation...............         190,094       0.1
                                    3,600      +VeriSign, Inc. ..........................         267,075       0.2
                                    6,950      +WatchGuard Technologies, Inc. ...........         219,359       0.2
                                                                                             ------------     -----
                                                                                                  676,528       0.5
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS          5,000      +JDS Uniphase Corporation.................         208,750       0.2
----------------------------------------------------------------------------------------------------------------------
MACHINERY                           5,050      Caterpillar, Inc. ........................         238,928       0.2
----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                       4,950      Danaher Corporation.......................         338,456       0.2
                                   13,650      Tyco International Ltd. ..................         757,575       0.6
                                                                                             ------------     -----
                                                                                                1,096,031       0.8
----------------------------------------------------------------------------------------------------------------------
MEDIA & COMMUNICATIONS             23,650      +Metromedia Fiber Network, Inc. (Class
                                                 A)......................................         239,456       0.2
----------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS                    1,500      +Affymetrix, Inc. ........................         111,562       0.1
                                    6,700      Alpharma, Inc. (Class A)..................         293,962       0.2
                                    4,400      +Applera Corporation--Celera Genomics
                                                 Group...................................         158,125       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS                    8,250      +Immunex Corporation......................    $    335,156       0.3%
(CONCLUDED)
                                    2,350      +Protein Design Labs, Inc. ...............         201,806       0.1
                                                                                             ------------     -----
                                                                                                1,100,611       0.8
----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                   11,100      +Manor Care, Inc. ........................         228,938       0.2
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 19,750      Johnson & Johnson.........................       2,074,984       1.6
----------------------------------------------------------------------------------------------------------------------
METAL                               7,800      Alcoa Inc. ...............................         261,300       0.2
                                   13,200      Barrick Gold Corporation..................         216,216       0.1
                                   13,200      Newmont Mining Corporation................         225,225       0.2
                                   22,800      Placer Dome Inc. .........................         219,450       0.2
                                                                                             ------------     -----
                                                                                                  922,191       0.7
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS &           3,200      +NCR Corporation..........................         157,200       0.1
COMMODITIES
                                    4,350      The Sherwin-Williams Company..............         114,459       0.1
                                                                                             ------------     -----
                                                                                                  271,659       0.2
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                         2,300      El Paso Energy Corporation................         164,737       0.1
                                   20,100      Enron Corp. ..............................       1,670,813       1.3
                                                                                             ------------     -----
                                                                                                1,835,550       1.4
----------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS                 3,200      +ONI Systems Corp. .......................         126,600       0.1
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                 5,100      Conoco Inc. (Class B).....................         147,581       0.1
                                    9,800      +Nabors Industries, Inc. .................         579,670       0.4
                                    3,100      +Rowan Companies, Inc. ...................          83,700       0.1
                                    3,300      Santa Fe International Corporation........         105,806       0.1
                                    4,600      Tosco Corporation.........................         156,113       0.1
                                                                                             ------------     -----
                                                                                                1,072,870       0.8
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    16,273      Exxon Mobil Corporation...................       1,414,734       1.1
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                        6,100      +BJ Services Company......................         420,137       0.3
                                    6,000      Baker Hughes Incorporated.................         249,375       0.2
                                    5,250      +Global Marine, Inc. .....................         148,969       0.1
                                    5,950      Schlumberger Limited......................         475,628       0.4
                                                                                             ------------     -----
                                                                                                1,294,109       1.0
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS             5,900      Georgia-Pacific Group.....................         183,638       0.1
                                    4,500      International Paper Company...............         183,656       0.2
                                                                                             ------------     -----
                                                                                                  367,294       0.3
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    18,100      American Home Products Corporation........       1,150,255       0.9
                                    5,200      Bristol-Myers Squibb Company..............         384,475       0.3
                                   11,700      Cardinal Health, Inc. ....................       1,165,612       0.9
                                    2,500      Ecolab Inc. ..............................         107,969       0.1
                                    6,600      Eli Lilly and Company.....................         614,213       0.4
                                   19,050      Merck & Co., Inc. ........................       1,783,556       1.3
                                    1,500      +Millennium Pharmaceuticals, Inc. ........          92,719       0.1
                                   46,500      Pfizer, Inc. .............................       2,139,000       1.6
                                    7,500      Schering-Plough Corporation...............         425,625       0.3
                                                                                             ------------     -----
                                                                                                7,863,424       5.9
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST        4,600      Equity Residential Properties Trust.......         254,438       0.2
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                         7,150      McDonald's Corporation....................         243,100       0.2
----------------------------------------------------------------------------------------------------------------------
RETAIL                             11,400      The Home Depot, Inc. .....................         520,838       0.4
                                   14,400      +The Kroger Co. ..........................         389,700       0.3
                                   20,100      Lowe's Companies, Inc. ...................         894,450       0.7
                                   11,100      The May Department Stores Company.........         363,525       0.3
                                    6,100      Nordstrom, Inc. ..........................         110,944       0.1
                                    9,800      +Safeway, Inc. ...........................         612,500       0.4
                                   17,600      Wal-Mart Stores, Inc. ....................         935,000       0.7
                                                                                             ------------     -----
                                                                                                3,826,957       2.9
----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT               10,050      Millipore Corporation.....................         633,150       0.5
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           14,200      +Amdocs Limited...........................    $    940,750       0.7%
                                   17,250      +Microsoft Corporation....................         749,297       0.6
                                    4,400      +RSA Security Inc. .......................         232,100       0.2
                                                                                             ------------     -----
                                                                                                1,922,147       1.5
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 26,000      +McLeodUSA Incorporated (Class A).........         367,250       0.3
                                   10,000      +Qwest Communications International,
                                                 Inc. ...................................         410,000       0.3
                                   23,800      SBC Communications, Inc. .................       1,136,450       0.8
                                   12,750      Verizon Communications....................         639,094       0.5
                                                                                             ------------     -----
                                                                                                2,552,794       1.9
----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--          10,000      +Nextel Communications, Inc. (Class A)....         246,875       0.2
DOMESTIC PAGING & CELLULAR
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$64,994,205)                             70,164,740      52.7
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT               FIXED-INCOME INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            $ 3,000,000      General Electric Capital Corp., 8.75% due
                                                 5/21/2007...............................       3,413,940       2.6
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,084,932      Freddie Mac Participation Certificates
MORTGAGE-BACKED OBLIGATIONS*                     Gold Program #10036, 7.50% due
                                                 6/01/2007...............................       1,109,358       0.8
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY          7,760,000      Fannie Mae, 5.625% due 3/15/2001..........       7,751,542       5.8
OBLIGATIONS
                                               US Treasury Bonds:
                                3,400,000        6.25% due 8/15/2023.....................       3,677,304       2.8
                                  900,000        5.25% due 11/15/2028....................         861,471       0.7
                               10,800,000        6.125% due 8/15/2029....................      11,746,728       8.8
                                               US Treasury Notes:
                                4,800,000        5% due 4/30/2001........................       4,786,512       3.6
                               13,700,000        5.75% due 6/30/2001.....................      13,699,918      10.3
                                9,500,000        5.50% due 7/31/2001.....................       9,488,125       7.1
                                4,000,000        5.50% due 8/31/2001.....................       3,995,000       3.0
                                                                                             ------------     -----
                                                                                               56,006,600      42.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME INVESTMENTS
                                               (COST--$58,537,407)                             60,529,898      45.5
----------------------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                627,000      General Motors Acceptance Corp., 6.75% due
                                                 1/02/2001...............................         626,530       0.5
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$626,530)                                   626,530       0.5
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$124,158,142)....     131,321,168      98.7
                                               OTHER ASSETS LESS LIABILITIES.............       1,769,222       1.3
                                                                                             ------------     -----
                                               NET ASSETS................................    $133,090,390     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

** Commercial Paper is traded on a discount basis, the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$124,158,142).......               $131,321,168
Cash........................................................                      1,574
Receivables:
  Interest..................................................  $1,205,065
  Securities sold...........................................   1,080,844
  Dividends.................................................      28,862
  Capital shares sold.......................................       6,766      2,321,537
                                                              ----------
Prepaid expenses and other assets...........................                     27,952
                                                                           ------------
Total assets................................................                133,672,231
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     409,844
  Capital shares redeemed...................................      69,337
  Investment adviser........................................      55,892        535,073
                                                              ----------
Accrued expenses and other liabilities......................                     46,768
                                                                           ------------
Total liabilities...........................................                    581,841
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $133,090,390
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,065,590
Paid-in capital in excess of par............................                128,221,345
Accumulated distributions in excess of investment
  income--net...............................................                    (11,811)
Accumulated distributions in excess of realized capital
  gains on investments--net.................................                 (3,347,760)
Unrealized appreciation on investments--net.................                  7,163,026
                                                                           ------------
NET ASSETS..................................................               $133,090,390
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $133,090,390 and 10,655,900
  shares outstanding........................................               $      12.49
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $  3,852,493
Dividends...................................................                  635,038
                                                                         ------------
Total income................................................                4,487,531
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $836,447
Accounting services.........................................    36,581
Custodian fees..............................................    24,402
Professional fees...........................................    20,984
Printing and shareholder reports............................    16,090
Transfer agent fees.........................................     5,033
Directors' fees and expenses................................     3,228
Pricing services............................................     1,713
Other.......................................................     4,486
                                                              --------
Total expenses..............................................                  948,964
                                                                         ------------
Investment income--net......................................                3,538,567
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................               11,210,419
Change in unrealized appreciation on investments--net.......              (16,554,771)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ (1,805,785)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2000            1999
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  3,538,567    $  4,663,079
Realized gain on investments--net...........................    11,210,419      11,119,754
Change in unrealized appreciation on investments--net.......   (16,554,771)     (1,634,882)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (1,805,785)     14,147,951
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (3,540,610)     (9,159,666)
In excess of investment income--net:
  Class A...................................................        (6,108)             --
Realized gain on investments--net:
  Class A...................................................   (12,488,700)    (25,700,159)
In excess of realized gain on investments--net:
  Class A...................................................    (3,353,463)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (19,388,881)    (34,859,825)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (12,120,323)         32,782
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (33,314,989)    (20,679,092)
Beginning of year...........................................   166,405,379     187,084,471
                                                              ------------    ------------
End of year*................................................  $133,090,390    $166,405,379
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    (11,811)   $      2,043
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                        CLASS A
FINANCIAL STATEMENTS.                                        -------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2000+       1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................  $  14.80   $  16.74    $  16.59    $  16.01    $  15.17
                                                             --------   --------    --------    --------    --------
Investment income--net.....................................       .34        .45         .40         .54         .53
Realized and unrealized gain (loss) on investments--net....      (.58)       .83        1.60        1.87         .89
                                                             --------   --------    --------    --------    --------
Total from investment operations...........................      (.24)      1.28        2.00        2.41        1.42
                                                             --------   --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...................................      (.38)      (.85)       (.54)       (.27)       (.56)
  In excess of investment income--net......................        --++       --          --          --          --
  Realized gain on investments--net........................     (1.33)     (2.37)      (1.31)      (1.56)       (.02)
  In excess of realized gain on investments--net...........      (.36)        --          --          --          --
                                                             --------   --------    --------    --------    --------
Total dividends and distributions..........................     (2.07)     (3.22)      (1.85)      (1.83)       (.58)
                                                             --------   --------    --------    --------    --------
Net asset value, end of year...............................  $  12.49   $  14.80    $  16.74    $  16.59    $  16.01
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................    (1.68%)     8.73%      13.56%      17.11%       9.73%
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................      .62%       .61%        .62%        .60%        .60%
                                                             ========   ========    ========    ========    ========
Investment income--net.....................................     2.32%      2.70%       2.37%       3.17%       3.39%
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................  $133,090   $166,405    $187,084    $194,747    $212,047
                                                             ========   ========    ========    ========    ========
Portfolio turnover.........................................    85.30%    105.48%     102.47%     136.71%     236.50%
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $35,887 increase to cost of securities and a corresponding $35,887 decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized

--------------------------------------------------------------------------------

capital gains are due primarily to differing tax treatments for post-October losses.

  (f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax differences of $5,703 have been reclassified between accumulated distributions in excess of net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $20,042 in commissions on the execution of portfolio security transactions.
  For the year ended December 31, 2000, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $720 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $123,247,334 and $143,049,224, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                         Gains (Losses)     Gains
--------------------------------------------------------------------
Long-term investments..................   $11,210,449     $7,163,026
Short-term investments.................           (30)            --
                                          -----------     ----------
Total..................................   $11,210,419     $7,163,026
                                          ===========     ==========
--------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,556,775, of which $13,241,605 related to appreciated securities and $7,684,830 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $125,764,393.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2000                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      66,660   $    994,711
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   1,524,939     19,388,881
                                         ----------   ------------
Total issued...........................   1,591,599     20,383,592
Shares redeemed........................  (2,176,942)   (32,503,915)
                                         ----------   ------------
Net decrease...........................    (585,343)  $(12,120,323)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1999                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      86,550   $  1,314,138
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   2,357,608     34,859,825
                                         ----------   ------------
Total issued...........................   2,444,158     36,173,963
Shares redeemed........................  (2,378,305)   (36,141,181)
                                         ----------   ------------
Net increase...........................      65,853   $     32,782
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro

--------------------------------------------------------------------------------

rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. REORGANIZATION PLAN:

The Company's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of the Balanced Capital Focus Fund, which is another fund of the Company, in exchange for newly issued shares of the Fund. Both Funds are registered, open-end management investment companies that have a similar investment objective and are managed by MLIM.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERICAN BALANCED FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Balanced Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
FISCAL YEAR IN REVIEW

  The year 2000 proved to be a solid one for Balanced Capital Focus Fund. Our emphasis on risk management and capital preservation proved decidedly appropriate in an extremely challenging investment environment, allowing the Fund to achieve above-average positive returns for the year. For the fiscal year ended December 31, 2000, the Fund's Class A Shares had a total return of +6.43%.

  Throughout the 12-month period, we maintained a conservative asset allocation position with equities averaging 61.5% of net assets. In our view, slowing economic and corporate earnings growth coupled with high equity market valuations did not represent an attractive formula for stock price appreciation. In contrast, bonds appeared to offer excellent value as inflation-adjusted interest rates approached historically high levels while inflationary pressures continued to moderate. Our strategy was justified as bonds significantly outperformed stocks for the year. The unmanaged Merrill Lynch Domestic Fixed-Income Master Index, the Fund's fixed-income benchmark, generated a total return of +11.6% for the year ended December 31, 2000 while our equity benchmark, the Standard & Poor's 500 (S&P 500) Index, declined 9.1% on a total return basis. In addition, the value style of investing, our chosen approach to stock selection, handsomely outpaced the growth style of investing for the year as investors gravitated toward more stable, predictable and less expensive companies. The unmanaged Russell 1000 Value Index had a +7% total return in 2000, while the unmanaged Russell 1000 Growth Index declined over 22%. Finally, our concentration in consumer product, financial and energy companies during the period resulted in positive equity returns that outpaced all major market indexes. Overall, our cautious approach served our shareholders well this year and represented the most significant factor in the Fund's outperformance.

MARKET REVIEW

  The second half of 2000 proved to be an extraordinarily difficult period for the US equity market. Mounting evidence of a rapid economic slowdown, substantial negative revisions to corporate earnings expectations and tight liquidity conditions stemming from the Federal Reserve Board's monetary policy initiatives led to sharp declines in stock prices. For the first three months of the period, market declines were relatively modest, ranging from 1% for the S&P 500 Index to 7% for the NASDAQ Composite Index. Investor anxiety over the direction of the "four Es"--the economy, earnings, energy and the euro--combined with earnings shortfalls from such prominent companies as Nokia Oyj, Amazon.com, Inc. and Computer Associates International, Inc. perpetuated the correction in equity prices that began in the spring. By the fourth quarter, accelerating declines in a number of important economic indicators suggested the economy was heading toward a recession. As a result, corporate earnings expectations continued to decline sharply and many forecasters predicted no growth in corporate profits in 2001. The prevailing high equity market valuations could not be supported by such fundamental weakness, and stock prices corrected dramatically.

  For the six-month period ended December 31, 2000, the S&P 500 Index declined some 9%, concluding its worse year of performance since 1974. Extremely volatile and highly valued technology stocks suffered most, with the NASDAQ Index dropping almost 40% and 2000 representing its poorest performance year on record. The value style of investing significantly outpaced the growth style of investing during this period, as indicated by the style-specific Russell indexes. The Russell 1000 Value Index rose 11.5% over the six months, while the Russell 1000 Growth Index declined 27.2%. Bonds proved to be the asset class of choice with the unmanaged Merrill Lynch Domestic Bond Master Index providing a 7.4% return for the six-month period ended December 31, 2000 as economic weakness was expected to constrain inflationary pressures. Bonds also represented a safe haven for investors in a deteriorating equity market. Our cash equivalents earned a +3.1% return during the period.

PORTFOLIO MATTERS

  During the six-month period ended December 31, 2000, Balanced Capital Focus Fund performed quite well. Our equity holdings generated positive returns and outpaced all major market indexes. This positive performance was driven by solid contributions from our positions in healthcare, consumer products and selected energy companies. By contrast, holdings in technology and telecommunications performed poorly. Our bonds underperformed the unmanaged benchmark Merrill Lynch Domestic Fixed-Income Master Index for the period as the negative impact of dramatic widening in credit spreads more than offset the positive contribution from our long-duration position.

--------------------------------------------------------------------------------

  While recent stock price declines have helped to reduce excessively high valuations and eliminated much of the speculative fervor that gripped the market earlier in 2000, we believe corporate earnings expectations still remain too high given the slowing pace of economic growth and rising cost pressures. Consequently, we expect the current volatile and unpredictable investment conditions to persist. Our asset allocation as of December 31, 2000 was: 60.1% of net assets in equities, 30.8% in fixed-income securities and 9.1% in cash equivalents. This compared to 63.3% in equities, 32.5% in fixed income securities and 5.1% in cash equivalents at June 30, 2000. While this conservative investment stance served our investors well in 2000, the precipitous decline in many stock groups over the past few months suggests that some attractive new investment opportunities may be forthcoming and a more aggressive investment strategy may be appropriate. We will look to exploit such opportunities to improve our risk/reward profile and enhance the Fund's total return potential.

  Over the past six months, we continued to adjust Fund holdings to increase quality and better control risk. Within the equity portfolio, we continued to build new positions in high-quality companies such as General Electric Company, The Home Depot, Inc. and The Reader's Digest Association, Inc., which we believe offer strong competitive positions, solid financial characteristics and attractive valuations. We increased our holdings in a number of technology companies that had suffered severe price declines. These included Alcatel (ADR), Compaq Computer Corporation and Tellabs, Inc., companies that we believe enjoy superior growth potential while selling at reasonable prices. We eliminated certain telecommunications names from the portfolio on the expectation that intensifying competition may constrain appreciation potential. We also reduced holdings that had reached targeted valuation levels or that had become excessively large positions within the Fund, including The Boeing Company, Anheuser-Busch Companies, Inc. and Mellon Financial Corporation.

  Within the Fund's fixed-income portfolio, we sought to maintain yield in a declining interest rate environment by increasing our exposure to investment-grade corporate bonds and reducing positions in US Treasury securities and high-yield corporate bonds. Investment-grade corporate bonds rose from 58.4% of fixed-income assets at June 30, 2000 to 60.1% of fixed-income assets as of December 31, 2000. Conversely, US Treasury securities declined from 32.8% of fixed-income assets to 32.1% during the same period, and high-yield corporate bonds fell from 8.8% to 7.8%. We maintained average credit quality at a solid A2/A, while our average yield to maturity declined 68 basis points (0.68%) to 7.02%, a significantly smaller contraction than the market averages.

  Balanced Capital Focus Fund seeks to invest in those companies that Fund management believes are above-average companies whose stocks sell at below-average valuations. In general, the Fund's holdings have generated superior returns on shareholders' equity and have stronger balance sheets while offering faster earnings growth than the average company as measured by the S&P 500 Index. At year-end, however, these stocks sold at an average price to earnings ratio of 20.7 times the estimated 2001 earnings per share compared to
24.4 times for the S&P 500, at 5.2 times current book value per share as compared to 6.5 times for the S&P 500, and provided a competitive dividend yield. We believe this formula could provide superior risk-adjusted equity returns over time.

IN CONCLUSION

  We appreciate your investment in Balanced Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Senior Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                         MERRILL LYNCH DOMESTIC
                                                 BALANCED CAPITAL FOCUS       STANDARD & POOR'S 500        FIXED-INCOME MASTER
                                                 FUND+--CLASS A SHARES*              INDEX++                    INDEX+++
                                                 ----------------------       ---------------------      ----------------------
6/05/98**                                               10000.00                    10000.00                    10000.00
12/98                                                    9760.00                    11128.00                    10556.00
12/99                                                   10526.00                    13469.00                    10455.00
12/00                                                   11203.00                    12243.00                    11681.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund utilizes a fully managed investment policy through investments in equity, debt (including money market) and convertible securities.
++ This unmanaged broad-based index is comprised of US common stocks.
+++ This unmanaged index is comprised of the entire universe of domestic investment-grade bonds, including US Treasury bonds, corporate bonds and mortgages.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/00                                               +6.43%
    ----------------------------------------------------------------------------
    Inception (6/05/98) through 12/31/00                                   +4.51
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +6.77%         +6.43%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 FACE                                                                        PERCENT OF
          INDUSTRY              AMOUNT                            BONDS                           VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           $  500,000      Lockheed Martin Corp., 7.70% due 6/15/2008...    $   528,070       1.5%
-----------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                    500,000      General Motors Acceptance Corp., 6.75% due
                                                5/01/2028..................................        436,295       1.2
-----------------------------------------------------------------------------------------------------------------------
BANKING                          500,000      Provident Bank, 6.375% due 1/15/2004.........        477,997       1.3
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        500,000      Airgas Inc., 7.14% due 3/08/2004.............        466,811       1.3
-----------------------------------------------------------------------------------------------------------------------
FINANCE                          500,000      Household Finance Corp., 7.875% due
                                                3/01/2007..................................        525,425       1.4
-----------------------------------------------------------------------------------------------------------------------
HOME--BUILDERS                   500,000      Champion Enterprises, Inc., 7.625% due
                                                5/15/2009..................................        403,200       1.1
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS            500,000      The Coastal Corporation, 6.50% due
                                                6/01/2008..................................        491,070       1.4
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT              250,000      R & B Falcon Corporation, 6.75% due
                                                4/15/2005..................................        235,000       0.6
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                  500,000      Occidental Petroleum Corp., 7.65% due
                                                2/15/2006..................................        523,565       1.4
                                 500,000      Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                due 4/01/2003(a)...........................        500,510       1.4
                                 500,000      Perez Companc SA, 8.125% due 7/15/2007(b)....        410,000       1.1
                                                                                               -----------     -----
                                                                                                 1,434,075       3.9
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          500,000      Champion International Corp., 6.65% due
                                                12/15/2037.................................        486,870       1.3
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS               500,000      Pacific Telecom, Inc., 6.625% due
                                                10/20/2005.................................        494,957       1.4
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                   250,000      Northwest Airlines, Inc., 7.875% due
                                                3/15/2008..................................        236,747       0.6
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                 500,000      Royal Caribbean Cruises Ltd., 7.25% due
                                                8/15/2006..................................        475,410       1.3
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS        500,000      US Treasury Inflation Index, 3.625% due
                                                1/15/2008..................................        534,559       1.5
                                              US Treasury Notes & Bonds:
                               1,000,000        5.625% due 2/15/2006.......................      1,023,280       2.8
                                 250,000        6.50% due 10/15/2006.......................        266,798       0.7
                               1,000,000        5.50% due 2/15/2008........................      1,018,120       2.8
                                 750,000        5.50% due 8/15/2028........................        743,670       2.1
                                                                                               -----------     -----
                                                                                                 3,586,427       9.9
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS        500,000      Sprint Capital Corporation, 6.90% due
                                                5/01/2019..................................        419,710       1.2
-----------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES***             500,000      Enersis SA, 6.60% due 12/01/2026(1)..........        492,805       1.4
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL BONDS (COST--$11,129,003)                   11,190,869      30.8
-----------------------------------------------------------------------------------------------------------------------
                                SHARES
                                 HELD                         COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                         10,000      The Boeing Company...........................        660,000       1.8
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                6,000      General Dynamics Corporation.................        468,000       1.3
                                   8,000      Raytheon Company (Class B)...................        248,500       0.7
                                                                                               -----------     -----
                                                                                                   716,500       2.0
-----------------------------------------------------------------------------------------------------------------------
BANKING                           10,000      The Chase Manhattan Corporation..............        454,375       1.3
                                  14,000      Mellon Financial Corporation.................        688,625       1.9
                                  13,500      Wells Fargo Company..........................        751,781       2.1
                                                                                               -----------     -----
                                                                                                 1,894,781       5.3
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                         14,500      Anheuser-Busch Companies, Inc. ..............        659,750       1.8
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                      6,000      Minnesota Mining and Manufacturing Company
                                                (3M).......................................        723,000       2.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                       PERCENT OF
INDUSTRY                         HELD                         COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          12,500      +CommScope, Inc. ............................    $   207,031       0.6%
                                   7,500      Scientific-Atlanta, Inc. ....................        244,219       0.7
                                  10,000      +Tellabs, Inc. ..............................        564,375       1.5
                                                                                               -----------     -----
                                                                                                 1,015,625       2.8
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/SOFTWARE         5,000      International Business Machines
                                                Corporation................................        425,000       1.2
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                         20,000      Compaq Computer Corporation..................        301,000       0.8
-----------------------------------------------------------------------------------------------------------------------
COSMETICS                         14,500      Avon Products, Inc. .........................        694,187       1.9
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES             14,000      ITT Industries, Inc..........................        542,500       1.5
                                   7,500      United Technologies Corporation..............        589,688       1.6
                                                                                               -----------     -----
                                                                                                 1,132,188       3.1
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT               6,000      General Electric Company.....................        287,625       0.8
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                11,500      Citigroup Inc. ..............................        587,219       1.6
                                   8,000      Federal National Mortgage Association........        694,000       1.9
                                   6,500      Stilwell Financial, Inc. ....................        256,344       0.7
                                                                                               -----------     -----
                                                                                                 1,537,563       4.2
-----------------------------------------------------------------------------------------------------------------------
FOOTWEAR                          10,000      Nike, Inc. (Class B).........................        558,125       1.5
-----------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT               10,000      HCA-The Healthcare Corporation...............        440,100       1.2
                                  17,000      +Tenet Healthcare Corporation................        755,438       2.1
                                                                                               -----------     -----
                                                                                                 1,195,538       3.3
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                10,500      Kimberly-Clark Corporation...................        742,245       2.0
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          8,000      ACE Limited..................................        339,500       0.9
                                   7,000      American International Group, Inc. ..........        689,937       1.9
                                   8,800      XL Capital Ltd. (Class A)....................        768,900       2.1
                                                                                               -----------     -----
                                                                                                 1,798,337       4.9
-----------------------------------------------------------------------------------------------------------------------
MACHINERY & MACHINE TOOLS          3,000      +SPX Corporation.............................        324,563       0.9
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS              8,500      The Coastal Corporation......................        750,656       2.1
                                  15,500      The Williams Companies, Inc. ................        619,031       1.7
                                                                                               -----------     -----
                                                                                                 1,369,687       3.8
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT               12,000      Halliburton Company..........................        435,000       1.2
-----------------------------------------------------------------------------------------------------------------------
OIL--RELATED                       4,000      Apache Corporation...........................        280,250       0.8
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                          9,500      Anadarko Petroleum Corporation...............        675,260       1.9
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   10,500      American Home Products Corporation...........        667,275       1.8
                                  10,000      Pharmacia Corporation........................        610,000       1.7
                                                                                               -----------     -----
                                                                                                 1,277,275       3.5
-----------------------------------------------------------------------------------------------------------------------
PUBLISHING                         3,500      The Reader's Digest Association, Inc. (Class
                                                A).........................................        136,938       0.4
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                       20,000      McDonald's Corporation.......................        680,000       1.9
-----------------------------------------------------------------------------------------------------------------------
RETAIL--SPECIALTY                  6,000      The Home Depot, Inc. ........................        274,125       0.8
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                    15,000      Motorola, Inc. ..............................        303,750       0.8
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 8,000      SBC Communications Inc. .....................        382,000       1.1
                                  12,000      Verizon Communications.......................        601,500       1.6
                                                                                               -----------     -----
                                                                                                   983,500       2.7
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT       9,500      Alcatel (ADR)*...............................        531,406       1.5
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--          8,000      +Nextel Communications, Inc. (Class A).......        197,500       0.5
DOMESTIC PAGING & CELLULAR
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS (COST--$18,298,522)           21,810,718      60.1
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                                     PERCENT OF
                                  AMOUNT                  SHORT-TERM SECURITIES                   VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $  500,000      AEP Credit Inc., 6.55% due 1/09/2001.........    $   498,999       1.4%
                                 974,000      General Motors Acceptance Corp., 6.75% due
                                                1/02/2001..................................        973,270       2.7
                                 700,000      Verizon Global Funding, 6.54% due
                                                1/18/2001..................................        697,457       1.9
                                                                                               -----------     -----
                                                                                                 2,169,726       6.0
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY             900,000      Freddie Mac Participation Certificates, 6.35%
OBLIGATIONS**                                   due 1/16/2001..............................        897,143       2.5
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$3,066,869)                                 3,066,869       8.5
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$32,494,394)........     36,068,456      99.4
                                              OTHER ASSETS LESS LIABILITIES................        218,471       0.6
                                                                                               -----------     -----
                                              NET ASSETS...................................    $36,286,927     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

*** Corresponding industry group for foreign securities:

(1) Industrial.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$32,494,394)........            $36,068,456
Receivables:
  Interest..................................................  $209,346
  Capital shares sold.......................................    21,890
  Dividends.................................................    13,453      244,689
                                                              --------
Deferred organization expenses..............................                  3,867
Prepaid expenses and other assets...........................                 25,939
                                                                        -----------
Total assets................................................             36,342,951
                                                                        -----------
-----------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................    22,252
  Investment adviser........................................    15,999
  Securities purchased......................................     4,732
  Capital shares redeemed...................................        92       43,075
                                                              --------
Accrued expenses and other liabilities......................                 12,949
                                                                        -----------
Total liabilities...........................................                 56,024
                                                                        -----------
-----------------------------------------------------------------------------------
NET ASSETS..................................................            $36,286,927
                                                                        ===========
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................            $   345,527
Paid-in capital in excess of par............................             33,149,230
Accumulated distributions in excess of investment
  income--net...............................................                (34,099)
Accumulated realized capital losses on investments--net.....               (570,118)
Accumulated distributions in excess of realized capital
  gains on investments--net.................................               (177,746)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................              3,574,133
                                                                        -----------
NET ASSETS..................................................            $36,286,927
                                                                        ===========
-----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $36,286,927 and 3,455,272
  shares outstanding........................................            $     10.50
                                                                        ===========
-----------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $  850,183
Dividends (net of $1,183 foreign withholding tax)...........                  266,006
                                                                           ----------
Total income................................................                1,116,189
                                                                           ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  197,159
Custodian fees..............................................      15,296
Professional fees...........................................      10,079
Accounting services.........................................       7,419
Printing and shareholders reports...........................       5,308
Transfer agent fees.........................................       3,759
Pricing services............................................       2,410
Amortization of organization expenses.......................       1,600
Directors' fees and expenses................................         692
Other.......................................................       1,774
                                                              ----------
Total expenses..............................................                  245,496
                                                                           ----------
Investment income--net......................................                  870,693
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on investments--net...........................                 (710,637)
Change in unrealized appreciation on:
  Investments--net..........................................   1,950,433
  Foreign currency transactions--net........................           5    1,950,438
                                                              ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $2,110,494
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2000           1999
----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   870,693    $   816,568
Realized gain (loss) on investments--net....................     (710,637)       578,626
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................    1,950,438        844,879
                                                              -----------    -----------
Net increase in net assets resulting from operations........    2,110,494      2,240,073
                                                              -----------    -----------
----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (856,741)    (1,076,650)
In excess of investment income--net:
  Class A...................................................      (34,099)       (15,634)
In excess of realized gain on investments--net:
  Class A...................................................     (177,746)            --
                                                              -----------    -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (1,068,586)    (1,092,284)
                                                              -----------    -----------
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    2,160,797      4,871,704
                                                              -----------    -----------
----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    3,202,705      6,019,493
Beginning of year...........................................   33,084,222     27,064,729
                                                              -----------    -----------
End of year.................................................  $36,286,927    $33,084,222
                                                              ===========    ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                               CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ----------------------------------
FINANCIAL STATEMENTS.
                                                                   FOR THE
                                                                 YEAR ENDED       FOR THE PERIOD
                                                                DECEMBER 31,      JUNE 5, 1998+
                                                              -----------------    TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                        2000      1999          1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 10.17   $  9.76      $ 10.00
                                                              -------   -------      -------
Investment income--net......................................      .25       .26          .09
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      .39       .50         (.33)
                                                              -------   -------      -------
Total from investment operations............................      .64       .76         (.24)
                                                              -------   -------      -------
Less dividends and distributions:
  Investment income--net....................................     (.25)     (.34)          --
  In excess of investment income--net.......................     (.01)     (.01)          --
  In excess of realized gain on investments--net............     (.05)       --           --
                                                              -------   -------      -------
Total dividends and distributions...........................     (.31)     (.35)          --
                                                              -------   -------      -------
Net asset value, end of period..............................  $ 10.50   $ 10.17      $  9.76
                                                              =======   =======      =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    6.43%     7.85%       (2.40%)++
                                                              =======   =======      =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .75%      .71%         .86%*
                                                              =======   =======      =======
Investment income--net......................................    2.64%     2.59%        2.54%*
                                                              =======   =======      =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $36,287   $33,084      $27,065
                                                              =======   =======      =======
Portfolio turnover..........................................   82.34%    63.88%       29.48%
                                                              =======   =======      =======
------------------------------------------------------------------------------------------------

* Annualized
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Balanced Capital Focus Fund (the "Fund") (formerly Capital Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a

--------------------------------------------------------------------------------

withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $13,849 increase to cost of securities and a corresponding $13,849 decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for post-October losses.

  (h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft that resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $4,002 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2000, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $1,414 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $26,585,303 and $25,653,015, respectively.

  Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

-----------------------------------------------------------------
                                          Realized     Unrealized
                                           Losses        Gains
-----------------------------------------------------------------
Long-term investments...................  $(710,637)   $3,574,062
Foreign currency transactions...........         --            71
                                          ---------    ----------
Total...................................  $(710,637)   $3,574,133
                                          =========    ==========
-----------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,522,071, of which $5,024,063 related to appreciated securities and $1,501,992 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $32,546,385.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 2000              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     619,837    $  6,362,120
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     102,875       1,068,586
                                       ----------    ------------
Total issued.........................     722,712       7,430,706
Shares redeemed......................    (519,049)     (5,269,909)
                                       ----------    ------------
Net increase.........................     203,663    $  2,160,797
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,588,743    $ 16,190,590
Shares issued to shareholders in
 reinvestment of dividends...........     109,615       1,092,284
                                       ----------    ------------
Total issued.........................   1,698,358      17,282,874
Shares redeemed......................  (1,218,373)    (12,411,170)
                                       ----------    ------------
Net increase.........................     479,985    $  4,871,704
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $728,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. REORGANIZATION PLAN:

The Company's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby American Balanced Fund, which is another fund of the Company, would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of American Balanced Fund. These Funds are registered, open-end management investment companies. Both entities have a similar investment objective and are managed by MLIM.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, BALANCED CAPITAL FOCUS FUND (FORMERLY CAPITAL FOCUS FUND) OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Basic Value Focus Fund had a very good year in an investment environment that can only be described as treacherous. For the fiscal year ended December 31, 2000, total returns for the Fund's Class A and Class B Shares were +12.65% and +12.46%, respectively. This compared to a total return of +7.01% for the unmanaged Russell 1000 Value Index for the same period.

  Dramatic fluctuations in the NASDAQ Composite Index could have proved fatal to value funds that strayed from the traditional principles of value investing. By concentrating on companies with relatively low price/earnings and price/book value ratios, as well as stocks with dividend yields higher than the market, Basic Value Focus Fund was able to achieve double-digit returns for the year without the intense swings encountered by many other funds.

  The Fund's positive performance was driven by overweighted positions in industries that enjoyed improving fundamentals throughout the year. Hospital stocks, such as Tenet Healthcare Corporation and HCA--The Healthcare Corporation, had extraordinary gains as a result of more generous Medicare reimbursement rates initiated by the US Government. Two aerospace and defense companies, Lockheed Martin Corporation and Northrop Grumman Corporation, benefited from increased government spending and a renewed focus on improving corporate profitability. Energy stocks, in which we were overweighted at the start of the year, enjoyed exceptional results as oil and gas prices remained high for most of the year. Insurance stocks also did extremely well as insurance rates increased and casualty losses moderated. Our investments in ACE Limited and The Allstate Corporation both appreciated more than 80% over the 12-month period. Economic uncertainties at year-end enabled consumer staple stocks, such as General Mills, Inc. and Sara Lee Corporation, to contribute positively to Fund performance. Finally, three takeovers this year helped boost Fund returns. Champion International Corporation, The Seagram Company Ltd. and Associates First Capital Corporation were all acquired at prices significantly higher than those at which they were trading.

  On the negative side, several industries performed poorly as they wrestled with the repercussions of a slowing economy toward the latter part of the year. Media-related issues, such as Fox Entertainment Group, Inc. and USA Networks, Inc., generated double-digit negative returns amid investor concern over how a slowing economy would affect advertising revenues. Although we concentrate on companies with modest earnings multiples, our technology holdings were hard hit in the "tech wreck" that rattled the stock market during the fourth quarter. We believe that many of our holdings in the semiconductor, computer and telecommunications equipment sectors have been sold down to trough valuation levels. While the economy is slowing, we believe these companies will inherently grow and that investors are overlooking this fact.

  By year-end, we shifted the Fund's emphasis from energy and healthcare to media and telecommunications. As market contrarians, we attempt to take advantage of investors' emotional reactions to negative market developments, and we also sell into the euphoria created by positive industry dynamics. Media-related companies are growing, providing valuable content and generating substantial amounts of cash flow. Although short-term advertising revenues may be pressured by the disappearance of dot.com advertising budgets, we still believe the historically low valuation levels do not represent the industry's long-term potential. Part of the reason for the Fund's above-average performance in 2000 was the fact that it was underweighted in telecommunications services. We believe the price declines have been overdone and that this sector contains some valuable dynamic-growth businesses that are not being properly valued in the market. Additionally, should the technology decline continue, we will look to expand our exposure to this industry group, as is consistent with our aim to buy growing businesses at value multiples.

IN CONCLUSION

  Our representation in the energy, healthcare, insurance and consumer staple industries enabled the Fund to enjoy a solid year in terms of performance. Entering 2001, we are looking to the currently depressed media, telecommunications and technology sectors to drive Fund performance upward.

--------------------------------------------------------------------------------

  We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------

                                                    BASIC VALUE FOCUS         STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                                 FUND+--CLASS A SHARES*              INDEX++                   AVERAGE+++
                                                 ----------------------       ---------------------      ----------------------
07/01/93**                                                10000                       10000                       10000
12/93                                                     10950                       10531                       10952
12/94                                                     11209                       10670                       10868
12/95                                                     14065                       14680                       13716
12/96                                                     16976                       18050                       16773
12/97                                                     20476                       24072                       21431
12/98                                                     22410                       30952                       21875
12/99                                                     27142                       37465                       24828
12/00                                                     30575                       34054                       28964

                                                BASIC VALUE FOCUS FUND+-      STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                                    -CLASS B SHARES*                 INDEX++                   AVERAGE+++
                                                ------------------------      ---------------------      ----------------------
11/03/97**                                                10000                       10000                       10000
12/97                                                      9969                       10366                       10226
12/98                                                     10894                       13329                       10438
12/99                                                     13178                       16133                       11847
12/00                                                     14821                       14665                       13820

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + Basic Value Focus Fund invests primarily in equities that Fund management believes are undervalued.
 ++ This unmanaged broad-based index is comprised of US common stocks.
+++ This average is comprised of funds that seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price/current earnings, book value, asset value, or other factors.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  +12.65%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                 +16.80
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/00                                      +16.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  +12.46%
--------------------------------------------------------------------------------
Inception (11/03/97) to 12/31/00                                          +13.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +11.90%        +12.65%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +11.80         +12.46
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   SHARES                                                                    PERCENT OF
INDUSTRY                             HELD                       STOCKS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                        759,900      +3Com Corporation........................    $    6,459,150       0.5%
FINANCIALS                        798,200      ACE Limited..............................        33,873,612       2.8
PAPER                              81,500      Boise Cascade Corporation................         2,740,437       0.2
ENTERTAINMENT                   1,000,100      +Fox Entertainment Group, Inc. (Class
                                                 A).....................................        17,876,788       1.5
HEALTHCARE                        288,600      HCA--The Healthcare Corporation..........        12,701,286       1.0
COMPUTER SOFTWARE/SERVICES      1,428,500      +Inprise Corporation.....................         7,901,391       0.6
AEROSPACE & DEFENSE               784,500      Lockheed Martin Corporation..............        26,633,775       2.2
TELECOMMUNICATIONS                637,400      Lucent Technologies Inc. ................         8,604,900       0.7
MACHINERY & EQUIPMENT             450,000      Massey Energy Company....................         5,737,500       0.5
TELECOMMUNICATIONS                582,400      Motorola, Inc. ..........................        11,793,600       1.0
AEROSPACE & DEFENSE               291,400      Northrop Grumman Corporation.............        24,186,200       2.0
REFINERS                          500,000      Sunoco, Inc. ............................        16,843,750       1.4
PUBLISHING                         51,100      Tribune Company..........................         2,158,975       0.2
ENTERTAINMENT                     813,100      +USA Networks, Inc. .....................        15,804,631       1.3
ENTERTAINMENT                     391,800      The Walt Disney Company..................        11,337,712       0.9
                                                                                            --------------     -----
                                                                                               204,653,707      16.8
-----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                         614,500      The Allstate Corporation.................        26,769,156       2.2
SEMICONDUCTORS                    127,400      +Applied Materials, Inc. ................         4,865,087       0.4
BANKS                             589,200      Bank One Corporation.....................        21,579,450       1.8
AEROSPACE & DEFENSE               181,900      The Boeing Company.......................        12,005,400       1.0
FARMING & CONSTRUCTION            216,200      Caterpillar Inc. ........................        10,228,962       0.8
  EQUIPMENT
BANKING & FINANCIALS              533,200      The Chase Manhattan Corporation..........        24,227,275       2.0
FINANCIAL SERVICES                373,520      Citigroup Inc. ..........................        19,072,865       1.6
COMPUTER HARDWARE                 898,100      Compaq Computer Corporation..............        13,516,405       1.1
CONTAINERS                      1,496,700      Crown Cork & Seal Company, Inc. .........        11,131,706       0.9
MACHINERY                         400,000      Deere & Company..........................        18,325,000       1.5
AUTO & TRUCK                    1,242,000      Delphi Automotive Systems Corporation....        13,972,500       1.2
DRILLERS                          498,200      Diamond Offshore Drilling, Inc. .........        19,928,000       1.6
CHEMICALS                         483,600      E.I. du Pont de Nemours and Company......        23,363,925       1.9
OIL & GAS PRODUCERS                97,600      EOG Resources, Inc. .....................         5,337,500       0.4
MACHINERY                         128,900      Eaton Corporation........................         9,691,669       0.8
COMPUTER SERVICES                 250,000      Electronic Data Systems Corporation......        14,437,500       1.2
ELECTRICAL EQUIPMENT              198,300      Emerson Electric Co. ....................        15,628,519       1.3
COMPUTER HARDWARE                 185,000      Hewlett-Packard Company..................         5,839,063       0.5
MACHINERY & EQUIPMENT             451,400      +Fluor Corporation.......................        14,924,412       1.2
PUBLISHING--NEWSPAPER             220,000      Gannett Co., Inc. .......................        13,873,750       1.1
COMPUTER HARDWARE                 174,600      International Business Machines
                                                 Corporation............................        14,841,000       1.2
RETAIL--APPAREL                   590,100      Intimate Brands, Inc. ...................         8,851,500       0.7
PUBLISHING--NEWSPAPER             400,000      Knight Ridder, Inc. .....................        22,750,000       1.9
ELECTRONICS                       467,800      Koninklijke (Royal) Philips Electronics
                                                 NV (NY Registered Shares)..............        16,957,750       1.4
SEMICONDUCTORS                  1,168,200      +LTX Corporation.........................        15,113,588       1.2
BANKS                             420,600      Mellon Financial Corporation.............        20,688,263       1.8
FINANCIAL SERVICES                 37,400      Morgan Stanley Dean Witter & Co. ........         2,963,950       0.2
SEMICONDUCTORS                    752,300      +National Semiconductor Corporation......        15,140,038       1.3
SEMICONDUCTORS                    510,900      Pitney Bowes Inc. .......................        16,923,563       1.4
CHEMICALS                         231,000      Potash Corporation of Saskatchewan
                                                 Inc. ..................................        18,090,188       1.5
FOOD & HOUSEHOLD PRODUCTS         244,800      The Procter & Gamble Company.............        19,201,500       1.6
DRILLERS                          600,000      +Rowan Companies, Inc. ..................        16,200,000       1.3
FOOD/BEVERAGE                     900,000      Sara Lee Corporation.....................        22,106,250       1.8
HEALTHCARE                        277,900      +Tenet Healthcare Corporation............        12,349,181       1.0
OIL SERVICES                      262,500      Tidewater Inc. ..........................        11,648,438       1.0
COMPUTER HARDWARE               1,481,000      +Unisys Corporation......................        21,659,625       1.8
COMMUNICATION SERVICES          1,149,700      +WorldCom, Inc. .........................        16,167,656       1.4
                                                                                            --------------     -----
                                                                                               570,370,634      47.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                    PERCENT OF
INDUSTRY                             HELD                       STOCKS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES          1,162,200      AT&T Corp. ..............................    $   20,120,587       1.6%
BANKS                             360,400      Bank of America Corporation..............        16,533,350       1.4
HEALTHCARE                        316,600      Bristol-Myers Squibb Company.............        23,408,612       1.9
PHOTOGRAPHY & IMAGING             300,000      Eastman Kodak Company....................        11,812,500       1.0
BANKS                             680,000      First Union Corporation..................        18,912,500       1.5
AUTOMOBILE                        350,000      Ford Motor Company.......................         8,203,125       0.7
FOOD/BEVERAGE                     404,900      General Mills, Inc. .....................        18,043,356       1.5
HOUSEHOLD PRODUCTS                221,600      The Gillette Company.....................         8,005,300       0.7
RESTAURANTS                       495,900      McDonald's Corporation...................        16,860,600       1.4
MINING & METALS                   400,000      Phelps Dodge Corporation.................        22,325,000       1.8
COMMUNICATION SERVICES            351,200      SBC Communications Inc. .................        16,769,800       1.4
ELECTRICAL EQUIPMENT            1,015,900      Thomas & Betts Corporation...............        16,444,881       1.4
EXPLORATION & PRODUCTION          800,000      Unocal Corporation.......................        30,950,000       2.6
TELECOMMUNICATIONS                423,300      Verizon Communications...................        21,217,913       1.7
                                                                                            --------------     -----
                                                                                               249,607,524      20.6
-----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES            500,000      +Comcast Corporation (Class A)...........        20,843,750       1.7
COMMUNICATIONS EQUIPMENT          213,400      +Tellabs, Inc. ..........................        12,043,763       1.0
                                                                                            --------------     -----
                                                                                                32,887,513       2.7
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS
                                               (COST--$1,025,111,605)                        1,057,519,378      87.1
-----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $47,560,000      General Motors Acceptance Corp., 6.75%
                                                 due 1/02/2001..........................        47,524,330       3.9
                               50,000,000      J.P. Morgan Securities Inc., 6.56% due
                                                 1/16/2001..............................        49,836,000       4.1
                                                                                            --------------     -----
                                                                                                97,360,330       8.0
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY           50,000,000      Freddie Mac Participation Certificates,
OBLIGATIONS*                                     6.45% due 1/09/2001....................        49,901,458       4.1
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$147,261,788)                            147,261,788      12.1
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$1,172,373,393)...................     1,204,781,166      99.2
                                               OTHER ASSETS
                                               LESS LIABILITIES.........................         9,658,860       0.8
                                                                                            --------------     -----
                                               NET ASSETS...............................    $1,214,440,026     100.0%
                                                                                            ==============     =====
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

Categories of companies shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$1,172,373,393).....                $1,204,781,166
Cash........................................................                       253,476
Receivables:
  Securities sold...........................................  $11,835,988
  Capital shares sold.......................................    3,106,380
  Dividends.................................................    1,358,327       16,300,695
                                                              -----------
Prepaid expenses and other assets...........................                        37,231
                                                                            --------------
Total assets................................................                 1,221,372,568
                                                                            --------------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    5,908,787
  Investment adviser........................................      538,207
  Capital shares redeemed...................................      176,209
  Distributor...............................................        4,021        6,627,224
                                                              -----------
Accrued expenses and other liabilities......................                       305,318
                                                                            --------------
Total liabilities...........................................                     6,932,542
                                                                            --------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                $1,214,440,026
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                $    8,603,294
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       252,760
Paid-in capital in excess of par............................                 1,149,352,540
Undistributed investment income--net........................                         2,120
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                    23,821,539
Unrealized appreciation on investments--net.................                    32,407,773
                                                                            --------------
NET ASSETS..................................................                $1,214,440,026
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,179,853,451 and
  86,032,939 shares outstanding.............................                $        13.71
                                                                            ==============
Class B--Based on net assets of $34,586,575 and 2,527,600
  shares outstanding........................................                $        13.68
                                                                            ==============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $133,256 foreign withholding tax).........                 $ 21,704,378
Interest and discount earned................................                    4,992,929
Other.......................................................                       22,172
                                                                             ------------
Total income................................................                   26,719,479
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  6,662,612
Accounting services.........................................       280,516
Professional fees...........................................        94,381
Custodian fees..............................................        89,557
Printing and shareholder reports............................        87,093
Distribution fees--Class B..................................        39,867
Directors' fees and expenses................................        20,845
Transfer agent fees.........................................         5,109
Pricing services............................................         1,735
Other.......................................................         1,362
                                                              ------------
Expenses....................................................                    7,283,077
                                                                             ------------
Investment income--net......................................                   19,436,402
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   105,505,753
  Foreign currency transactions--net........................          (110)   105,505,643
                                                              ------------
Change in unrealized appreciation on investments--net.......                   13,383,785
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $138,325,830
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2000              1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   19,436,402    $   14,234,535
Realized gain on investments--net...........................       105,505,643        94,705,059
Change in unrealized appreciation/depreciation on
  investments--net..........................................        13,383,785        45,817,385
                                                                --------------    --------------
Net increase in net assets resulting from operations........       138,325,830       154,756,979
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (18,919,745)      (23,452,307)
  Class B...................................................          (517,424)         (272,872)
Realized gain on investments--net:
  Class A...................................................      (102,178,171)     (187,394,822)
  Class B...................................................        (2,793,853)       (1,741,999)
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (124,409,193)     (212,862,000)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       138,587,478       362,136,699
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       152,504,115       304,031,678
Beginning of year...........................................     1,061,935,911       757,904,233
                                                                --------------    --------------
End of year*................................................    $1,214,440,026    $1,061,935,911
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $        2,120    $        2,980
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                          CLASS A
FINANCIAL STATEMENTS.                                       --------------------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2000+         1999+        1998+          1997        1996
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................    $    13.60    $    14.67    $  15.84      $  14.74    $  13.10
                                                            ----------    ----------    --------      --------    --------
Investment income--net..................................           .24           .22         .19           .19         .17
Realized and unrealized gain on investments and foreign
  currency transactions--net............................          1.41          2.37        1.10          2.52        2.37
                                                            ----------    ----------    --------      --------    --------
Total from investment operations........................          1.65          2.59        1.29          2.71        2.54
                                                            ----------    ----------    --------      --------    --------
Less dividends and distributions:
  Investment income--net................................          (.24)         (.38)       (.19)         (.09)       (.18)
  Realized gain on investments--net.....................         (1.30)        (3.28)      (2.27)        (1.52)       (.72)
                                                            ----------    ----------    --------      --------    --------
Total dividends and distributions.......................         (1.54)        (3.66)      (2.46)        (1.61)       (.90)
                                                            ----------    ----------    --------      --------    --------
Net asset value, end of year............................    $    13.71    $    13.60    $  14.67      $  15.84    $  14.74
                                                            ==========    ==========    ========      ========    ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................        12.65%        21.12%       9.44%        20.62%      20.69%
                                                            ==========    ==========    ========      ========    ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................          .65%          .66%        .66%          .65%        .66%
                                                            ==========    ==========    ========      ========    ========
Investment income--net..................................         1.75%         1.59%       1.26%         1.36%       1.37%
                                                            ==========    ==========    ========      ========    ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................    $1,179,853    $1,042,885    $754,519      $671,325    $524,930
                                                            ==========    ==========    ========      ========    ========
Portfolio turnover......................................        67.31%        86.46%     113.44%        95.52%      68.41%
                                                            ==========    ==========    ========      ========    ========
--------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                   CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  --------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                FOR THE YEAR ENDED           FOR THE PERIOD
                                                                       DECEMBER 31,(++)           NOV. 3, 1997+
                                                              --------------------------------     TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                         2000        1999        1998           1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  13.58    $  14.65    $  15.84       $ 15.89
                                                              --------    --------    --------       -------
Investment income--net......................................       .22         .21         .16           .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      1.40        2.36        1.10          (.06)
                                                              --------    --------    --------       -------
Total from investment operations............................      1.62        2.57        1.26          (.05)
                                                              --------    --------    --------       -------
Less dividends and distributions:
  Investment income--net....................................      (.22)       (.36)       (.18)           --
  Realized gain on investments--net.........................     (1.30)      (3.28)      (2.27)           --
                                                              --------    --------    --------       -------
Total dividends and distributions...........................     (1.52)      (3.64)      (2.45)           --
                                                              --------    --------    --------       -------
Net asset value, end of period..............................  $  13.68    $  13.58    $  14.65       $ 15.84
                                                              ========    ========    ========       =======
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    12.46%      20.97%       9.28%         (.31%)++
                                                              ========    ========    ========       =======
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .80%        .81%        .82%          .82%*
                                                              ========    ========    ========       =======
Investment income--net......................................     1.60%       1.49%       1.12%         1.27%*
                                                              ========    ========    ========       =======
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $ 34,587    $ 19,051    $  3,385       $   348
                                                              ========    ========    ========       =======
Portfolio turnover..........................................    67.31%      86.46%     113.44%        95.52%
                                                              ========    ========    ========       =======
----------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Commencement of operations.
++Aggregate total investment return.
(++)Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $93 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $305,504 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $701,808,707 and $798,192,540, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................   $105,505,753    $32,407,773
Foreign currency transactions.........           (110)            --
                                         ------------    -----------
Total.................................   $105,505,643    $32,407,773
                                         ============    ===========
--------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $25,855,710, of which $177,806,370 related to appreciated securities and $151,950,660 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $1,178,925,456.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $138,587,478 and $362,136,699 for the years ended December 31, 2000 and December 31, 1999, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    7,523,662    $101,622,185
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................    9,058,442     121,097,924
                                      -----------    ------------
Total issued........................   16,582,104     222,720,109
Shares redeemed.....................   (7,216,895)    (99,416,565)
                                      -----------    ------------
Net increase........................    9,365,209    $123,303,544
                                      ===========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  14,232,382    $208,442,472
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................  16,528,814     210,847,138
                                       ----------    ------------
Total issued.........................  30,761,196     419,289,610
Shares redeemed......................  (5,518,194)    (73,688,238)
                                       ----------    ------------
Net increase.........................  25,243,002    $345,601,372
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2000                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,074,956    $14,697,558
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    246,531      3,311,277
                                         ---------    -----------
Total issued...........................  1,321,487     18,008,835
Shares redeemed........................   (196,750)    (2,724,901)
                                         ---------    -----------
Net increase...........................  1,124,737    $15,283,934
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 1999                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,060,559    $15,129,101
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    154,375      2,014,871
                                         ---------    -----------
Total issued...........................  1,214,934     17,143,972
Shares redeemed........................    (43,045)      (608,645)
                                         ---------    -----------
Net increase...........................  1,171,889    $16,535,327
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
BASIC VALUE FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the fiscal year ended December 31, 2000, Developing Capital Markets Focus Fund's Class A and Class B Shares had total returns of -28.69% and -28.82%, respectively. This compared favorably relative to the -30.61% return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index for the same period. The Fund's outperformance during the period relative to its benchmark may be attributed mainly to the Fund's strong performance from its stock investments in Brazil and Malaysia.

  For the six months ended December 31, 2000, the Fund's Class A and Class B Shares had total returns of -25.40% and -25.53%, respectively, while the MSCI EMF Index had a return of -24.59% for the same period. The Fund's modest underperformance relative to the Index stemmed largely from our underweighted position in Chile, which produced the smallest decline in the Index, and our stock holdings in Greece, which underperformed the local index. Offsetting these losses somewhat were positive contributions from our stock holdings in Malaysia and Brazil.

INVESTMENT ENVIRONMENT

  Over the past 12 months, emerging markets have taken their cue from the NASDAQ Composite Index. Last year, telecommunications and media stocks rallied as "Internet plays." However, during the past six months, a broader spectrum of stocks declined with the NASDAQ. The common driver of these movements since spring has been investors' growing aversion to risk. This sentiment was fueled by a myriad of fears, including those of a hard landing of the US economy, the continuation of high interest rates and a drop-off in information technology investments.

  Asian markets, particularly South Korea and Taiwan, suffered most from these concerns. Their trade balance and numerous companies that dominate their stock markets rely heavily on US demand for semiconductor products, and this demand has failed to recover. Adding to these concerns was the absence of a positive domestic impetus in both countries. In South Korea, the restructuring of the chaebols showed no visible progress, and the country's debt levels continued to grow. Taiwan was enduring a difficult presidential transition and deteriorating trade performance. As investors reacted to these developments, the stock prices of companies such as Samsung Electronics and Taiwan Semiconductor Manufacturing Company suffered sharp declines. By the end of the year, the stocks of these companies, which are large holdings in the Fund, had discounted based on a semiconductor demand outlook that is likely worse than that which will transpire in 2001. While we reduced our holdings in these and other companies in the semiconductor area, we continue to hold positions in these two stocks.

  In Latin America, concerns regarding Argentina continue to escalate. The issues focus specifically on the country's fiscal deficit, the sustainability of its currency regime and its ability to meet debt payments in the context of weak domestic growth and rising interest rates. The Argentinean market declined 22.42%. (References to securities markets in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index, unless otherwise noted, and are for the six-month period ended December 31, 2000.) Because we held only a small portion of the Fund's assets in Argentina (less than half of 1%, on average), we were able to avoid any direct repercussions. Argentina's neighbor and dominant trading partner, Brazil, was indirectly affected by troubled Argentina, causing that country's stock market to decline 11.23%. The impact on the Fund was muted by the outperformance of our stock holdings in Brazil.

  During market corrections, we take the opportunity to accumulate stocks whose prices appear unjustifiably punished. During this period, we identified and invested in a number of such bargains. One example is Pepsi-Gemex SA, a Pepsi bottler in Mexico and Pepsi's largest bottler outside the United States. Gemex has acquired several Pepsi franchises, which, in our view, enables it to benefit from the creation of a national beverage platform. We also bought shares of Mobile Telesystems (ADR), the dominant mobile phone operator in Moscow whose number of subscribers has more than doubled over the past year. We believe the stock's valuation recognizes the risks of regulation and competition in its market without discounting the stock's ability to grow as it enters new markets, increased penetration within its established markets and as the Russian economy continues its recovery.

IN CONCLUSION

  Although we anticipate continued volatility in developing markets, we will seek to improve the Fund's performance through a strict adherence to our disciplined, value-oriented approach to

--------------------------------------------------------------------------------

stock selection. We thank you for your investment in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to updating you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A & CLASS B SHARES
--------------------------------------------------------------------------------

                                                   DEVELOPING CAPITAL        MORGAN STANLEY CAPITAL      MORGAN STANLEY CAPITAL
                                                  MARKETS FOCUS FUND+--        INTERNATIONAL EAFE        INTERNATIONAL EMERGING
                                                     CLASS A SHARES*                 INDEX++              MARKETS FREE INDEX+++
                                                  ---------------------      ----------------------      ----------------------
05/02/94**                                                10000                       10000                       10000
12/94                                                      9510                        9990                       10398
12/95                                                      9407                       11110                        9856
12/96                                                     10403                       11781                       10395
12/97                                                      9724                       11991                        9240
12/98                                                      6866                       14389                        6898
12/99                                                     11365                       18268                       11480
12/00                                                      8104                       15679                        7966

                                                   DEVELOPING CAPITAL        MORGAN STANLEY CAPITAL      MORGAN STANLEY CAPITAL
                                                  MARKETS FOCUS FUND+--        INTERNATIONAL EAFE        INTERNATIONAL EMERGING
                                                     CLASS B SHARES*                 INDEX++              MARKETS FREE INDEX+++
                                                  ---------------------      ----------------------      ----------------------
11/3/97**                                                 10000                       10000                       10000
12/97                                                      9914                        9984                        9939
12/98                                                      6988                       11981                        7420
12/99                                                     11557                       15212                       12348
12/00                                                      8227                       13056                        8568

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + Developing Capital Markets Focus Fund primarily invests in securities, principally equities, of issuers in countries having smaller capital markets.
 ++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East, calculated in US dollars. The starting date for the Index in the Class A Shares, graph is from 4/30/94 and in the Class B Shares, graph from 10/31/97.
+++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 4/30/94 and in the Class B Shares' graph is from 10/31/97.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  -28.69%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                 - 2.94
--------------------------------------------------------------------------------
Inception (5/02/94) through 12/31/00                                      - 3.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  -28.82%
--------------------------------------------------------------------------------
Inception (11/03/97) through 12/31/00                                     - 5.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF DECEMBER 31, 2000                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -25.40%        -28.69%
-----------------------------------------------------------------------------------------
Class B Shares                                                   -25.53         -28.82
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                                    PERCENT OF
     AFRICA          INDUSTRIES          HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKING                  335,094   FirstRand Limited............................  $   371,835        0.8%
                                            15,422   +Nedcor Limited..............................      348,370        0.7
                                                                                                    -----------      -----
                                                                                                        720,205        1.5
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE &                32,540   Remgro Limited...............................      221,375        0.5
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 40,275   +South African Breweries PLC.................      283,042        0.6
                                                16   +South African Breweries PLC (ADR)(a)........          112        0.0
                                                                                                    -----------      -----
                                                                                                        283,154        0.6
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS                 50,954   +Dimension Data Holdings PLC.................      345,976        0.7
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS &             100,061   Nampak Limited...............................      146,721        0.3
                  PACKAGING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               31,790   +Venfin Limited..............................       84,619        0.2
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG              490,058   Metro Cash and Carry Limited.................       66,679        0.1
                  RETAILING
                                            79,337   Pepkor Limited...............................       31,441        0.1
                                                                                                    -----------      -----
                                                                                                         98,120        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                 23,882   Liberty Life Association of Africa Limited...      212,950        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING            8,800   Anglo American Platinum Corporation
                                                       Limited....................................      410,589        0.8
                                             9,646   AngloGold Limited (ADR)(a)...................      144,087        0.3
                                            20,927   De Beers (ADR)(a)............................      559,797        1.2
                                           120,865   Gencor Limited...............................      494,956        1.0
                                            15,745   Impala Platinum Holdings Limited.............      802,017        1.6
                                               154   Iscor Limited................................          250        0.0
                                                                                                    -----------      -----
                                                                                                      2,411,696        4.9
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 31,970   Sasol Limited................................      206,728        0.4
                  -----------------------------------------------------------------------------------------------------
                  RETAIL                    90,262   Shoprite Holdings Limited....................       95,389        0.2
                                            39,668   +Tradehold Limited...........................       28,559        0.0
                                                                                                    -----------      -----
                                                                                                        123,948        0.2
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  78,800   M-Cell Limited...............................      263,361        0.5
                  TELECOMMUNICATION
                  SERVICES
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AFRICA
                                                     (COST--$5,393,173)                               5,118,853       10.4
-----------------------------------------------------------------------------------------------------------------------------
EUROPE
-----------------------------------------------------------------------------------------------------------------------------
CZECH             BANKING                   18,647   +Komercni Banka AS...........................      448,501        0.9
                  -----------------------------------------------------------------------------------------------------
REPUBLIC          DIVERSIFIED               15,899   SPT Telecom AS...............................      215,922        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE CZECH REPUBLIC            664,423        1.3
-----------------------------------------------------------------------------------------------------------------------------
GREECE            BANKING                    6,886   Alpha Credit Bank............................      238,106        0.5
                                            13,270   National Bank of Greece SA...................      507,848        1.0
                                                                                                    -----------      -----
                                                                                                        745,954        1.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               29,000   Hellenic Telecommunications Organization SA
                  TELECOMMUNICATION                    (OTE)......................................      432,670        0.9
                  SERVICES
                                           175,488   +Hellenic Telecommunications Organization SA
                                                       (OTE) (ADR)(a).............................    1,272,288        2.6
                                                                                                    -----------      -----
                                                                                                      1,704,958        3.5
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  13,172   +STET Hellas Telecommunications SA
                  TELECOMMUNICATION                    (ADR)(a)...................................      136,660        0.3
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN GREECE                      2,587,572        5.3
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     EUROPE                             SHARES                                                                    PERCENT OF
  (CONCLUDED)        INDUSTRIES          HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKING                    8,021   OTP Bank Rt. (GDR)(b)........................  $   443,160        0.9%
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 21,776   +MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)....      357,126        0.7
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HUNGARY                       800,286        1.6
-----------------------------------------------------------------------------------------------------------------------------
POLAND            BANKING                    7,224   +Bank Polska Kasa Opieki Grupa Pekao SA......      109,256        0.2
                                             7,265   Bank Rozwoju Eksportu SA (BRE)...............      230,300        0.5
                                            20,809   Wielkopolski Bank Kredytowy SA...............      137,971        0.3
                                                                                                    -----------      -----
                                                                                                        477,527        1.0
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               24,632   Telekomunikacja Polska SA....................      164,511        0.4
                  TELECOMMUNICATION
                  SERVICES

                                            22,950   Telekomunikacja Polska SA (GDR)(b)...........      153,765        0.3
                                                                                                    -----------      -----
                                                                                                        318,276        0.7
                  -----------------------------------------------------------------------------------------------------
                  TRADING COMPANIES          9,367   +Elektrim Spolka Akcyjna SA..................      114,693        0.2
                  & DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN POLAND                        910,496        1.9
-----------------------------------------------------------------------------------------------------------------------------
RUSSIA            DIVERSIFIED            1,323,800   +Bashinformsvyaz.............................       46,333        0.1
                  TELECOMMUNICATION
                  SERVICES

                                            71,457   Nizhegorodsvyazinform........................       50,020        0.1
                                             6,000   +Tyumentelecom...............................        1,800        0.0
                                                                                                    -----------      -----
                                                                                                         98,153        0.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 607,892   Bashkirenergo................................       24,316        0.1
                  UTILITIES
                                           777,000   Irkutskenergo................................       58,275        0.1
                                                                                                    -----------      -----
                                                                                                         82,591        0.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL                32,000   +Lenenergo...................................        3,520        0.0
                  COMPONENTS &
                  DISTRIBUTION

                                         5,239,800   RAO Unified Energy Systems...................      424,424        0.9
                                                                                                    -----------      -----
                                                                                                        427,944        0.9
                  -----------------------------------------------------------------------------------------------------
                  NATURAL GAS               31,178   OAO Gazprom (ADR)(a).........................      194,863        0.4
                  DISTRIBUTION
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 11,820   LUKoil Holding (ADR)(a)......................      437,340        0.9
                                            48,130   Surgutneftegaz (ADR)(a)......................      500,552        1.0
                                                                                                    -----------      -----
                                                                                                        937,892        1.9
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                   6,100   +Mobile Telesystems (ADR)(a).................      146,400        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN RUSSIA                      1,887,843        3.9
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EUROPE
                                                     (COST--$8,847,426)                               6,850,620       14.0
-----------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            AEROSPACE &                4,140   Embraer-Empresa Brasileira de Aeronautica SA
                  DEFENSE                              (ADR)(a)...................................      164,565        0.3
                  -----------------------------------------------------------------------------------------------------
                  BANKING                    7,793   +Uniao de Bancos Brasileiros SA (Unibanco)
                                                       (GDR)(b)...................................      229,406        0.5
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES              4,565,575   Companhia de Bebidas das Americas
                                                       (Preferred)................................    1,100,421        2.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              313,900   +Itausa-Investimentos Itau SA (Preferred)....      310,681        0.6
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                1,173   Brasil Telecom Participacoes SA (ADR)(a).....       69,207        0.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC              39,224,808   +Companhia Energetica de Minas Gerais
                  UTILITIES                            SA--CEMIG (Preferred)......................      567,251        1.2
                                            17,225   +Companhia Paranaense de Energia-Copel
                                                       (ADR)(a)...................................      145,336        0.3
                                                                                                    -----------      -----
                                                                                                        712,587        1.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES
     LATIN                               HELD/
    AMERICA                              FACE                                                                     PERCENT OF
  (CONTINUED)        INDUSTRIES         AMOUNT                        INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            FOOD & DRUG                6,971   Companhia Brasileira de Distribuicao Grupo
(CONCLUDED)       RETAILING                            Pao de Acucar (ADR)(a).....................  $   254,442        0.5%
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING    Brl    10,296   Companhia Vale do Rio Doce, 0% due
                                                       12/31/2049(d)..............................            0        0.0
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 28,925   +Petroleo Brasileiro SA (ADR)(a).............      730,356        1.5
                                            23,623   +Petroleo Brasileiro SA--Petrobras
                                                       (Preferred)................................      554,595        1.1
                                                                                                    -----------      -----
                                                                                                      1,284,951        2.6
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST            11,150   Aracruz Celulose SA (ADR)(a).................      166,553        0.3
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 652,918   Celular CRT Participacoes SA (Preferred).....      210,943        0.4
                  TELECOMMUNICATION
                  SERVICES

                                        25,308,300   +Tele Celular Sul Participacoes SA...........       51,785        0.1
                                            38,039   +Tele Centro Oeste Celular Participacoes SA
                                                       (ADR)(a)...................................      368,503        0.8
                                             1,860   +Tele Leste Celular Participacoes SA
                                                       (ADR)(a)...................................       64,170        0.1
                                            14,482   +Tele Norte Leste Participacoes SA
                                                       (ADR)(a)...................................      330,371        0.7
                                        28,587,721   +Telemig Celular Participacoes SA............      120,215        0.3
                                             2,175   Telesp Celular Participacoes SA (ADR)(a).....       58,725        0.1
                                                                                                    -----------      -----
                                                                                                      1,204,712        2.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BRAZIL                      5,497,525       11.2
-----------------------------------------------------------------------------------------------------------------------------
MEXICO            AIRLINES                  12,050   +Grupo Aeroportuario del Sureste SA de CV
                                                       (ADR)(a)...................................      200,331        0.4
                                           199,600   +Grupo Aeroportuario del Sureste SA de CV
                                                       'B'........................................      321,986        0.7
                                                                                                    -----------      -----
                                                                                                        522,317        1.1
                  -----------------------------------------------------------------------------------------------------
                  BANKING                  623,480   +Grupo Financiero Bancomer, SA de CV 'O'.....      345,206        0.7
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE &                 4,945   Fomento Economico Mexicano, SA de CV
                  TOBACCO                              (ADR)(a)...................................      147,732        0.3
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGE/SOFT             80,154   +Pepsi-Gemex SA (GDR)(b).....................      350,674        0.7
                  DRINKS
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 34,780   Panamerican Beverages, Inc. 'A' (US
                                                       Registered Shares).........................      493,441        1.0
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION              14,922   +Cemex SA de CV (ADR)(a).....................      269,529        0.5
                  MATERIAL
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               26,819   +Grupo Carso SA de CV 'A1'...................       66,151        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               31,131   Telefonos de Mexico SA (ADR)(a)..............    1,404,786        2.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FINANCIAL                200,800   +Grupo Financiero Banamex Accival, SA de CV
                  SERVICES--                           (Ordinary).................................      330,191        0.7
                  COMMERCIAL
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS            110,937   +Grupo Industrial Bimbo SA de CV 'A'.........      155,636        0.3
                                           333,383   Grupo Industrial Maseca SA de CV 'B'.........       76,333        0.2
                                                                                                    -----------      -----
                                                                                                        231,969        0.5
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                 18,866   Tubos de Acero de Mexico SA (ADR)(a).........      269,784        0.6
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                      9,039   +Grupo Televisa SA (GDR)(b)..................      406,190        0.8
                                         1,699,752   TV Azteca, SA de CV..........................    1,040,177        2.1
                                                                                                    -----------      -----
                                                                                                      1,446,367        2.9
                  -----------------------------------------------------------------------------------------------------
                  NON-FERROUS               61,300   +Nuevo Grupo Mexico SA 'B'...................      179,910        0.4
                  METALS
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST            60,277   Kimberly-Clark de Mexico, SA de CV 'A'.......      166,870        0.3
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY                152,250   Grupo Elektra, SA de CV......................      124,228        0.3
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MEXICO                      6,349,155       13.0
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                             SHARES                                                                    PERCENT OF
  (CONCLUDED)        INDUSTRIES          HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
VENEZUELA         DIVERSIFIED                6,290   Compania Anonima Nacional Telefonos de
                  TELECOMMUNICATION                    Venezuela (CANTV) (ADR)(a).................  $   119,117        0.2%
                  SERVICES
                  -----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN VENEZUELA                     119,117        0.2
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN LATIN AMERICA
                                                     (COST--$11,354,959)                             11,965,797       24.4
-----------------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
-----------------------------------------------------------------------------------------------------------------------------
EGYPT             BANKING                   15,209   +Commercial International Bank (GDR)(b)......      134,600        0.3
                                             5,300   +Commercial International Bank (GDR)(b)(c)...       46,905        0.1
                  -----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EGYPT                         181,505        0.4
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKING                  147,138   Bank Hapoalim................................      426,840        0.9
                                           212,673   Bank Leumi Le-Israel.........................      492,827        1.0
                                                                                                    -----------      -----
                                                                                                        919,667        1.9
                  -----------------------------------------------------------------------------------------------------------
                  COMMUNICATIONS             7,363   ECI Telecom Limited (US Registered Shares)...      102,622        0.2
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------------
                  DIVERSIFIED               39,556   +Bezeq Israeli Telecommunication Corporation
                  TELECOMMUNICATION                    Ltd. ......................................      212,283        0.4
                  SERVICES
                  -----------------------------------------------------------------------------------------------------------
                  FOOD & DRUG               11,300   Supersol Ltd. ...............................       39,963        0.1
                  RETAILING
                  -----------------------------------------------------------------------------------------------------------
                  IT CONSULTING &            6,738   +Check Point Software Technologies Ltd. .....      899,944        1.8
                  SERVICES
                  -----------------------------------------------------------------------------------------------------------
                  MERCHANDISING              2,150   +Blue Square Chain Investments and Properties
                                                       Ltd. ......................................       27,915        0.1
                  -----------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            7,344   Teva Pharmaceutical Industries Ltd.
                                                       (ADR)(a)...................................      537,489        1.1
                  -----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ISRAEL                      2,739,883        5.6
-----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKING               46,675,625   +Turkiye Garanti Bankasi AS..................      261,127        0.5
                                       112,387,786   +Yapi ve Kredi Bankasi AS....................      578,454        1.2
                                                                                                    -----------      -----
                                                                                                        839,581        1.7
                  -----------------------------------------------------------------------------------------------------------
                  BEVERAGES              1,749,237   +Anadolu Efes Biracilik ve Malt Sanayii
                                                       A.S........................................       84,813        0.2
                  -----------------------------------------------------------------------------------------------------------
                  FOOD & DRUG            1,499,094   Migros Turk T.A.S. ..........................      192,335        0.4
                  RETAILING
                  -----------------------------------------------------------------------------------------------------------
                  HOUSEHOLD             43,782,900   +Vestel Elektronik Sanayi ve Ticaret AS......      161,663        0.3
                  DURABLES
                  -----------------------------------------------------------------------------------------------------------
                  INDUSTRIAL            15,472,330   +Dogan Sirketler Grubu Holding AS............      120,030        0.2
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TURKEY                      1,398,422        2.8
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE MIDDLE EAST
                                                     (COST--$4,767,133)                               4,319,810        8.8
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
-----------------------------------------------------------------------------------------------------------------------------
CHINA             AIRLINES                 532,000   +China Eastern Airlines Corporation Limited
                                                       'H'........................................       83,893        0.2
                                           298,000   +China Southern Airlines Company Limited
                                                       'H'(c).....................................       90,738        0.2
                                                                                                    -----------      -----
                                                                                                        174,631        0.4
                  -----------------------------------------------------------------------------------------------------------
                  CHEMICALS                 14,513   Beijing Yanhua Petrochemical Company Ltd
                                                       (ADR)(a)...................................       70,969        0.2
                                         2,090,300   Jilin Chemical Industrial Company Limited
                                                       'H'........................................      109,876        0.2
                                                                                                    -----------      -----
                                                                                                        180,845        0.4
                  -----------------------------------------------------------------------------------------------------------
                  CONSTRUCTION           3,738,270   +Anhui Conch Cement Co. Ltd. 'H'.............      263,599        0.5
                  MATERIAL
                  -----------------------------------------------------------------------------------------------------------
                  DIVERSIFIED               23,089   +China Unicom Limited (ADR)(a)...............      340,563        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                              SHARES                                                                    PERCENT OF
(CONTINUED)          INDUSTRIES          HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
CHINA             ELECTRIC                 662,700   Beijing Datang Power Generation Company
(CONCLUDED)       UTILITIES                            Limited 'H'................................  $   172,049        0.4%
                                            26,286   Huaneng Power International, Inc. (ADR)(a)...      496,148        1.0
                                                                                                    -----------      -----
                                                                                                        668,197        1.4
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE            500   +AsianInfo Holdings, Inc. ...................        4,656        0.0
                  & SERVICES
                                             5,700   +SINA.com....................................       17,813        0.0
                                                                                                    -----------      -----
                                                                                                         22,469        0.0
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY              1,281,000   Qingling Motor Company 'H'...................      162,591        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 17,410   +PetroChina Company Limited (ADR)(a).........      288,353        0.6
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                 179,000   +Founder Holdings Limited....................       49,914        0.1
                  -----------------------------------------------------------------------------------------------------
                  WIRELINE                  63,233   +China Mobile (Hong Kong) Limited (ADR)(a)...    1,715,195        3.5
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA                       3,866,357        7.9
-----------------------------------------------------------------------------------------------------------------------------
HONG KONG         MEDIA                     14,880   +i-CABLE Communications Limited (ADR)(a).....      119,040        0.2
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE              101,000   Hysan Development Company Limited............      142,438        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG KONG                     261,478        0.5
-----------------------------------------------------------------------------------------------------------------------------
INDIA             BANKING                    9,830   Housing Development Finance Corporation
                                                       Ltd. ......................................      114,104        0.2
                                            30,429   State Bank of India..........................      125,419        0.3
                                                                                                    -----------      -----
                                                                                                        239,523        0.5
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 59,740   +Reliance Industries Ltd. ...................      433,844        0.9
                                             2,333   +Reliance Industries Ltd. (GDR)(b)...........       37,328        0.1
                                                                                                    -----------      -----
                                                                                                        471,172        1.0
                  -----------------------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE         16,620   +Satyam Computer Services Limited............      115,090        0.2
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &               299   Larsen & Toubro Ltd. ........................        1,253        0.0
                  ENGINEERING
                                            10,815   Larsen & Toubro Ltd.(New Shares) ............       45,329        0.1
                                                                                                    -----------      -----
                                                                                                         46,582        0.1
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                3,300   +Wipro Limited (ADR)(a)......................      165,413        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               64,106   +ICICI Ltd. .................................      129,022        0.3
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  FOOD & HOUSEHOLD          75,620   Hindustan Lever Ltd. ........................      334,280        0.7
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &            3,357   +Infosys Technologies Limited................      410,316        0.8
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE         22,750   +Pentamedia Graphics Ltd. ...................      143,698        0.3
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           24,209   Hindalco Industries Ltd. ....................      382,609        0.8
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS         9,688   Videsh Sanchar Nigam Ltd. (ADR)(a)...........      121,094        0.3
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                   13,910   ITC Limited..................................      267,175        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDIA                       2,825,974        5.8
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA         BANKING               19,998,000   +PT Bank Internasional Indonesia.............       82,679        0.1
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               10,295   PT Indosat (Persero) Tbk (ADR)(a)............       94,585        0.2
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  TELECOMMUNICATIONS       891,000   PT Telekomunikasi Indonesia..................      188,791        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDONESIA                     366,055        0.7
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                              SHARES                                                                    PERCENT OF
(CONTINUED)          INDUSTRIES          HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKING                  125,200   AMMB Holdings Berhad.........................  $   112,680        0.2%
                                           127,600   Malayan Banking Berhad.......................      453,316        0.9
                                            98,600   Public Bank Berhad 'Foreign'.................       76,804        0.2
                                                                                                    -----------      -----
                                                                                                        642,800        1.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              125,000   Telekom Malaysia Berhad......................      371,711        0.8
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 157,000   Tenaga Nasional Berhad.......................      479,263        1.0
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                   44,600   British American Tobacco Berhad..............      410,789        0.8
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MALAYSIA                    1,904,563        3.9
-----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES       DIVERSIFIED               14,075   Philippine Long Distance Telephone Company
                  TELECOMMUNICATION                    (ADR)(a)...................................      250,711        0.5
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 198,804   Manila Electric Company 'B'..................      196,816        0.4
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PHILIPPINES               447,527        0.9
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AUTOMOBILE                15,875   +Hyundai Motor Company Ltd. .................      151,848        0.3
                  -----------------------------------------------------------------------------------------------------
                  BANKING                    5,324   +Housing & Commercial Bank, Korea............      120,790        0.2
                                            27,125   Kookmin Bank.................................      319,496        0.7
                                             5,550   Shinhan Bank.................................       45,628        0.1
                                                                                                    -----------      -----
                                                                                                        485,914        1.0
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                  6,970   Honam Petrochemical Corporation..............       34,988        0.1
                                             7,960   L.G. Chemical Limited........................       71,420        0.1
                                                                                                    -----------      -----
                                                                                                        106,408        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                8,130   +Daewoo Securities...........................       32,777        0.1
                  FINANCIALS
                                             6,765   Dongwon Securities...........................       20,963        0.0
                                             4,937   Hyundai Securities...........................       18,031        0.0
                                             4,990   LG Investment & Securities Company Limited...       23,313        0.1
                                             4,873   Samsung Securities Company Ltd. .............       89,370        0.2
                                                                                                    -----------      -----
                                                                                                        184,454        0.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                5,484   +Korea Telecom Corporation (ADR)(a)..........      170,004        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                  27,070   Korea Electric Power Corporation.............      505,021        1.0
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                 3,073   Samsung Display Devices Co., Ltd. ...........      114,175        0.2
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING            7,861   Pohang Iron & Steel Company Ltd. (ADR)(a)....      122,337        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 10,860   SK Corporation...............................      119,331        0.2
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR              7,279   Samsung Electronics..........................      909,156        1.9
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  15,300   +Hansol M.com Co., Ltd.......................      108,854        0.2
                  TELECOMMUNICATION
                  SERVICES

                                             6,360   +Korea Telecom Freetel.......................      165,159        0.3
                                            43,323   SK Telecom Co. Ltd. (ADR)(a)(c)..............    1,020,798        2.1
                                                                                                    -----------      -----
                                                                                                      1,294,811        2.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH KOREA                 4,163,459        8.5
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKING                  191,100   +Bank Sinopac................................       82,316        0.2
                                         1,388,922   +E. Sun Commercial Bank......................      421,941        0.8
                                                                                                    -----------      -----
                                                                                                        504,257        1.0
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                346,973   +Formosa Plastic Corporation.................      474,070        1.0
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                    PERCENT OF
  (CONCLUDED)        INDUSTRIES          HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN            COMPUTERS &               49,480   Asustek Computer Inc. .......................  $   148,820        0.3%
(CONCLUDED)       PERIPHERALS
                                            62,380   Compal Electronics Inc. .....................       84,664        0.2
                                            63,200   Quanta Computer Inc. ........................      166,205        0.3
                                                                                                    -----------      -----
                                                                                                        399,689        0.8
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION              83,222   Asia Cement Corporation......................       45,785        0.1
                  MATERIAL
                                            97,000   Taiwan Cement Corporation....................       44,275        0.1
                                                                                                    -----------      -----
                                                                                                         90,060        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              114,780   +China Development Industrial Bank Inc. .....       83,269        0.2
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL               136,905   +Pacific Electrical Wire & Cable Co. Ltd. ...       45,315        0.1
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC               137,000   +Winbond Electronics Corporation.............      131,277        0.3
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                148,640   Cathay Life Insurance Co., Ltd. .............      260,599        0.5
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE          2,800   +GigaMedia Ltd. .............................        7,700        0.0
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR             10,658   +Advanced Semiconductor Engineering Inc.
                  EQUIPMENT &                          (ADR)(a)...................................       33,972        0.1
                  PRODUCTS
                                           163,952   +Mosel Vitelic, Inc. ........................       90,693        0.2
                                           460,867   +Taiwan Semiconductor Manufacturing
                                                       Company....................................    1,107,518        2.2
                                           400,800   +United Microelectronics Corporation,
                                                       Ltd. ......................................      582,748        1.2
                                                                                                    -----------      -----
                                                                                                      1,814,931        3.7
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTORS            98,000   +Advanced Semiconductor Engineering Inc. ....       66,949        0.1
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES                 199,400   Far Eastern Textile Ltd. ....................      141,042        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TAIWAN                      4,019,158        8.2
-----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKING                  197,800   +Bangkok Bank Public Company Limited
                                                       'Foreign'..................................      157,310        0.3
                                            69,000   +Siam Commercial Bank Public Company Limited
                                                       (Registered)...............................       31,017        0.1
                                           457,000   Siam Commercial Bank Public Company Limited
                                                       (Warrants)(e)..............................       28,444        0.1
                                           407,200   +Thai Farmers Bank Public Company Limited
                                                       'Foreign'..................................      201,817        0.4
                                                                                                    -----------      -----
                                                                                                        418,588        0.9
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &               39,100   +Shin Corporations Public Company Limited
                  PERIPHERALS                          'Foreign'..................................      144,214        0.3
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION              12,926   +The Siam Cement Public Company Limited......      122,168        0.2
                  MATERIAL
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                     45,540   BEC World Public Company Limited 'Foreign'...      226,755        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THAILAND                      911,725        1.9
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PACIFIC BASIN/ASIA
                                                     (COST--$28,049,913)                             18,766,296       38.3
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS (COST--$58,412,604)........   47,021,376       95.9
                                                     OTHER ASSETS LESS LIABILITIES................    1,992,514        4.1
                                                                                                    -----------      -----
                                                     NET ASSETS...................................  $49,013,890      100.0%
                                                                                                    ===========      =====
-----------------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2000, the bonds have not commenced trading and the coupon rate has not been determined.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$58,412,604)........               $ 47,021,376
Foreign cash................................................                  3,457,756
Receivables:
  Securities sold...........................................  $1,437,425
  Dividends.................................................     122,081
  Capital shares sold.......................................      49,110      1,608,616
                                                              ----------
Prepaid expenses and other assets...........................                     25,988
                                                                           ------------
Total assets................................................                 52,113,736
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................   2,223,712
  Securities purchased......................................     556,401
  Investment adviser........................................      41,515
  Capital shares redeemed...................................      40,654
  Distributor...............................................         248      2,862,530
                                                              ----------
Accrued expenses and other liabilities......................                    237,316
                                                                           ------------
Total liabilities...........................................                  3,099,846
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $ 49,013,890
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................               $    640,294
Class B Shares Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                     29,493
Paid-in capital in excess of par............................                 97,080,296
Undistributed investment income--net........................                    256,273
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (37,572,088)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                (11,420,378)
                                                                           ------------
NET ASSETS..................................................               $ 49,013,890
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $46,857,868 and 6,402,940
  shares outstanding........................................               $       7.32
                                                                           ============
Class B--Based on net assets of $2,156,022 and 294,929
  shares outstanding........................................               $       7.31
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $161,428 withholding tax on foreign
  dividends)................................................                 $  1,681,707
Interest and discount earned................................                      194,106
                                                                             ------------
Total income................................................                    1,875,813
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    963,678
Custodian fees..............................................       234,873
Accounting services.........................................        68,669
Professional fees...........................................        18,788
Printing and shareholder reports............................        14,850
Pricing services............................................         6,667
Transfer agent fees.........................................         5,008
Distribution fees--Class B..................................         3,088
Directors' fees and expenses................................         1,680
Other.......................................................         3,375
                                                              ------------
Total expenses before reimbursement.........................     1,320,676
Reimbursement of expenses...................................      (137,854)
                                                              ------------
Total expenses after reimbursement..........................                    1,182,822
                                                                             ------------
Investment income--net......................................                      692,991
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net (net of $370,057 withholding tax on
    foreign capital gains)..................................    10,589,622
  Foreign currency transactions--net........................      (178,746)    10,410,876
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (40,481,051)
  Foreign currency transactions--net........................       (30,479)   (40,511,530)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(29,407,663)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    692,991    $  1,131,275
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      10,410,876        (264,395)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (40,511,530)     39,825,770
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (29,407,663)     40,692,650
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (656,342)     (2,102,112)
  Class B...................................................         (11,561)        (11,709)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................        (667,903)     (2,113,821)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (29,302,199)      5,260,179
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (59,377,765)     43,839,008
Beginning of year...........................................     108,391,655      64,552,647
                                                                ------------    ------------
End of year*................................................    $ 49,013,890    $108,391,655
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    256,273    $      3,340
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                           -------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000+       1999+       1998+        1997       1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  10.34    $   6.43    $   9.22    $  10.05    $  9.32
                                                                --------    --------    --------    --------    -------
Investment income--net......................................         .06         .11         .18         .11        .20
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       (3.01)       4.01       (2.86)       (.75)       .76
                                                                --------    --------    --------    --------    -------
Total from investment operations............................       (2.95)       4.12       (2.68)       (.64)       .96
                                                                --------    --------    --------    --------    -------
Less dividends on investment income--net....................        (.07)       (.21)       (.11)       (.19)      (.23)
                                                                --------    --------    --------    --------    -------
Net asset value, end of year................................    $   7.32    $  10.34    $   6.43    $   9.22    $ 10.05
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     (28.69%)     65.52%     (29.39%)     (6.53%)    10.59%
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................       1.22%       1.25%       1.25%       1.25%      1.25%
                                                                ========    ========    ========    ========    =======
Expenses....................................................       1.36%       1.67%       1.42%       1.42%      1.31%
                                                                ========    ========    ========    ========    =======
Investment income--net......................................        .72%       1.47%       2.30%       1.15%      2.42%
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $ 46,858    $107,079    $ 64,312    $141,451    $95,599
                                                                ========    ========    ========    ========    =======
Portfolio turnover..........................................      57.05%      97.79%     121.06%      93.62%     87.33%
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------

*Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                 CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                              FOR THE YEAR ENDED         FOR THE PERIOD
                                                                      DECEMBER 31,            NOV. 3, 1997+
                                                              ----------------------------     TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                       2000++     1999++    1998++          1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 10.33    $ 6.42    $  9.22        $ 9.30
                                                              -------    ------    -------        ------
Investment income--net......................................      .03       .07        .17           .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................    (2.99)     4.04      (2.86)         (.09)
                                                              -------    ------    -------        ------
Total from investment operations............................    (2.96)     4.11      (2.69)         (.08)
                                                              -------    ------    -------        ------
Less dividends on investment income--net....................     (.06)     (.20)      (.11)           --
                                                              -------    ------    -------        ------
Net asset value, end of period..............................  $  7.31    $10.33    $  6.42        $ 9.22
                                                              =======    ======    =======        ======
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................  (28.82%)   65.38%    (29.51%)        (.86%)(++)
                                                              =======    ======    =======        ======
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................    1.40%     1.40%      1.40%         1.39%*
                                                              =======    ======    =======        ======
Expenses....................................................    1.51%     1.87%      1.72%         1.58%*
                                                              =======    ======    =======        ======
Investment income--net......................................     .42%      .83%      2.37%         1.16%*
                                                              =======    ======    =======        ======
------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $ 2,156    $1,313    $   241        $   32
                                                              =======    ======    =======        ======
Portfolio turnover..........................................   57.05%    97.79%    121.06%        93.62%
                                                              =======    ======    =======        ======
------------------------------------------------------------------------------------------------------------

 *Annualized.
**Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
 +Commencement of operations.
++Based on average shares outstanding.
(++)Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $2,928 increase to cost of securities and a corresponding $2,928 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Custodian bank--The Fund recorded an amount payable to the Custodian Bank which resulted from management estimates of available cash.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $227,845 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA. For the year ended December 31, 2000, MLIM earned fees of $963,678, of which $137,854 was waived.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $45,145 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $51,042,946 and $79,515,768, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                          Realized       Unrealized
                                       Gains (Losses)      Losses
--------------------------------------------------------------------
Long-term investments................   $10,589,641     $(11,391,228)
Short-term investments...............           (19)              --
Foreign currency transactions........      (178,746)         (29,150)
                                        -----------     ------------
Total................................   $10,410,876     $(11,420,378)
                                        ===========     ============
--------------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $13,255,985, of which $4,013,395 related to appreciated securities and $17,269,380 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $60,277,361.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(29,302,199) and $5,260,179 for the years ended December 31, 2000 and December 31, 1999, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,830,768    $ 28,026,813
Shares issued to shareholders in
 reinvestment of dividends...........      64,623         656,342
                                       ----------    ------------
Total issued.........................   2,895,391      28,683,155
Shares redeemed......................  (6,846,846)    (59,608,569)
                                       ----------    ------------
Net decrease.........................  (3,951,455)   $(30,925,414)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,543,624    $ 29,552,636
Shares issued to shareholders in
 reinvestment of dividends...........     294,323       2,102,112
                                       ----------    ------------
Total issued.........................   3,837,947      31,654,748
Shares redeemed......................  (3,491,789)    (27,154,773)
                                       ----------    ------------
Net increase.........................     346,158    $  4,499,975
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2000                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  203,770    $1,956,773
Shares issued to shareholders in
 reinvestment of dividends................    1,170        11,561
                                            -------    ----------
Total issued..............................  204,940     1,968,334
Shares redeemed...........................  (37,072)     (345,119)
                                            -------    ----------
Net increase..............................  167,868    $1,623,215
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 1999                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................  107,282    $ 915,190
Shares issued to shareholders in
 reinvestment of dividends.................    1,475       11,709
                                             -------    ---------
Total issued...............................  108,757      926,899
Shares redeemed............................  (19,255)    (166,695)
                                             -------    ---------
Net increase...............................   89,502    $ 760,204
                                             =======    =========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $32,009,000, of which $28,034,000 expires in 2006 and $3,975,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $47,000 and $1,080,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DEVELOPING CAPITAL MARKETS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 2000, Domestic Money Market Fund's Class A Shares had a net annualized yield of 6.00%. For the six-month period ended December 31, 2000, the Fund's Class A Shares had a net annualized yield of 6.09%. The Fund's Class A Shares' seven-day yield as of December 31, 2000 was 6.07%. The average portfolio maturity was 71 days at December 31, 2000, compared to 58 days at June 30, 2000.

THE ENVIRONMENT

  The fourth quarter of 2000 brought ample evidence that the economy has moderated from the unsustainable growth rates of the previous three quarters. Tighter monetary policy on behalf of the Federal Reserve Board in the first half of the year began to affect the economy, resulting in poor stock market performance and extreme volatility. The optimism that fueled unrealistic expectations in the equity market earlier in the year dissipated while a weak euro slowed demand from overseas. In addition, disappointing earnings reports from several bellwether technology companies drove the tech-heavy NASDAQ Composite Index dramatically lower.

  The stock and bond markets were driven by the expectation of easing monetary policy from the Federal Reserve Board, although investors remained concerned about how the equity market would endure a hard landing. Despite tight labor markets, as evidenced by a national unemployment rate of about 4%, slumping corporate profits have recently resulted in layoffs and reduced work schedules as businesses attempt to trim costs. Capital investment has also suffered since demand, previously a driver of economic growth, has shown signs of abating. Domestic auto sales slowed significantly during the last two quarters of 2000 and early seasonal sales figures were weaker than anticipated. Investors are hoping the Federal Reserve Board will negotiate a soft landing, with a target gross domestic product growth rate of about 3%.
  In a surprise announcement on January 3, 2001, the Federal Reserve Board cut interest rates 50 basis points, lowering the Federal Funds target to 6%. The Federal Reserve Board also maintained an easing bias, leaving the door open to additional interest rate cuts in the near future.

PORTFOLIO MATTERS

  During the six-month period ended December 31, 2000, we added fixed-rate bank and corporate products with average maturities of one year to the portfolio. The average life of our holdings ranged from 55 days to 71 days. Though we were in a rising interest rate environment for a period of time, the inverted US Treasury yield curve indicated that yields in the short end would probably not rise to extreme levels, and that the one-year sector represented the pivotal point of the curve inversion. At times throughout the period, when a breakeven analysis showed they had greater value, we targeted six-month certificates of deposit and commercial paper. During the last quarter, interest rates declined on expectations of even lower interest rates in 2001. Investor demand for securities increased across the yield curve, driving spreads narrower for both fixed and floating rate securities, particularly for the most highly rated issuers.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                  12/31/00     6/30/00
------------------------------------------------------
Bank Notes......................      6.5%        6.7%
Certificates of Deposit.........      0.9         2.4
Commercial Paper................     50.4        51.4
Corporate Notes.................     20.0        22.8
Funding Agreements..............      5.5         5.6
Promissory Notes................       --         1.8
US Government, Agency &
  Instrumentality Obligations--
  Discount......................      1.1          --
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount..................     11.2         9.6
Liabilities in Excess of Other
  Assets........................       --        (0.3)
Other Assets Less Liabilities...      4.4          --
                                    -----       -----
Total...........................    100.0%      100.0%
                                    =====       =====
------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers

Jacqueline Rogers
Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--6.5%              $ 5,000,000      Banc One, IL, NA.................     6.84 %      2/01/2001  $  5,000,000
                               10,000,000      Banc One, IL, NA.................     6.17        6/21/2001    10,000,860
                                5,000,000      Bank of America, NA..............     6.65        6/06/2001     4,999,597
                                4,750,000      Bank of America, NA..............     7.10        6/21/2001     4,765,276
                                5,000,000      National City Bank of Kentucky...     6.87        9/04/2001     5,020,810
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES
                                               (COST--$29,749,419)                                            29,786,543
------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT--0.9%    4,000,000      SunTrust Bank....................     6.78        4/18/2001     4,003,508
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATE OF DEPOSIT
                                               (COST--$3,999,669)                                              4,003,508
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--50.4%         3,000,000      AEP Credit Inc. .................     6.52        2/02/2001     2,983,135
                               10,000,000      AT&T Corporation.................     6.56        3/08/2001     9,999,654
                                4,000,000      AT&T Corporation.................     6.47        3/16/2001     3,946,284
                                1,879,000      Apreco, Inc. ....................     6.57        1/19/2001     1,873,200
                                8,785,000      Apreco, Inc. ....................     6.57        1/26/2001     8,746,650
                                2,500,000      Apreco, Inc. ....................     6.51        2/05/2001     2,484,629
                                3,000,000      Apreco, Inc. ....................     6.57        2/14/2001     2,976,911
                                1,844,000      Apreco, Inc. ....................     6.52        2/15/2001     1,829,486
                                9,670,000      Bank of America, Corp. ..........     6.46        3/12/2001     9,546,533
                                1,500,000      Bank of America, Corp. ..........     6.45        4/05/2001     1,474,924
                               12,000,000      Bear Stearns Companies, Inc. ....     6.50        2/15/2001    11,905,547
                                5,000,000      CXC Incorporated.................     6.56        1/25/2001     4,979,080
                                5,000,000      CXC Incorporated.................     6.50        2/13/2001     4,962,358
                                1,422,000      Centric Capital Corp. ...........     6.65        1/08/2001     1,420,424
                               10,000,000      Centric Capital Corp. ...........     6.58        1/31/2001     9,947,367
                                2,250,000      Centric Capital Corp. ...........     6.45        3/06/2001     2,223,522
                                1,418,000      Centric Capital Corp. ...........     6.25        4/30/2001     1,388,462
                                4,088,000      Corporate Asset Funding Co.,
                                                 Inc. ..........................     6.50        2/22/2001     4,050,820
                                5,000,000      Corporate Receivables Corp. .....     6.52        1/30/2001     4,974,567
                                3,500,000      Corporate Receivables Corp. .....     6.44        3/07/2001     3,451,227
                                4,600,000      Delaware Funding Corp. ..........     6.54        2/07/2001     4,570,140
                               10,423,000      Delaware Funding Corp. ..........     6.52        2/09/2001    10,351,609
                                2,400,000      Delaware Funding Corp. ..........     6.37        3/09/2001     2,370,554
                                1,547,000      Enterprise Funding Corp. ........     6.53        2/07/2001     1,536,958
                                3,000,000      Eureka Securitization Inc. ......     6.56        1/22/2001     2,989,083
                                7,085,000      Falcon Asset Securitization
                                                 Corp. .........................     6.50        2/20/2001     7,023,052
                                1,500,000      Formosa Plastics Corporation,
                                                 USA............................     6.60        1/17/2001     1,495,912
                                5,000,000      Formosa Plastics Corporation,
                                                 USA............................     6.49        3/14/2001     4,934,505
                                2,000,000      Forrestal Funding Master Trust...     6.58        2/07/2001     1,987,018
                                4,059,000      Forrestal Funding Master Trust...     6.59        2/08/2001     4,031,925
                                1,167,000      Forrestal Funding Master Trust...     6.50        3/08/2001     1,152,876
                                7,200,000      General Electric Financial
                                                 Assurance Holdings Inc. .......     6.58        1/22/2001     7,173,800
                               10,000,000      General Motors Acceptance
                                                 Corp. .........................     6.59        2/13/2001     9,924,716
                                2,500,000      Goldman Sachs Group, Inc. .......     6.52        2/16/2001     2,479,885
                               10,000,000      J.P. Morgan & Co. ...............     5.75        9/17/2001     9,579,620
                                5,000,000      Lone Star Funding, LLC...........     6.40        3/12/2001     4,936,160
                                5,000,000      Motorola, Inc. ..................     6.18        6/11/2001     4,863,145
                                9,060,000      National Rural Utilities
                                                 Cooperative Finance Corp. .....     6.37        5/23/2001     8,838,492
                                3,000,000      Paccar Financial Corporation.....     6.52        1/25/2001     2,987,448
                                6,000,000      Paccar Financial Corporation.....     6.51        2/01/2001     5,967,350
                                  347,000      Park Avenue Receivables Corp. ...     6.60        1/10/2001       346,491
                                5,000,000      Park Avenue Receivables Corp. ...     6.46        2/16/2001     4,998,060
                               10,000,000      Prudential Funding LLC...........     6.45        3/23/2001     9,854,230
                                6,052,000      Prudential Funding LLC...........     6.45        3/30/2001     5,956,875
                               10,061,000      Transamerica Finance
                                                 Corporation....................     6.28        3/20/2001     9,919,281

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER              $ 3,700,000      Verizon Global Funding...........     6.52 %      1/24/2001  $  3,685,190
(CONCLUDED)                       550,000      Verizon Network Funding Corp.....     6.33        3/20/2001       542,253
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$229,651,616)                                          229,661,408
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--20.0%          1,020,000      AT&T Capital Corp. ..............     6.875       1/16/2001     1,019,984
                                7,000,000      Avco Financial Services Corp. ...     7.375       8/15/2001     7,041,146
                                4,750,000      The CIT Group Holdings, Inc. ....     6.605       4/24/2001     4,749,005
                               15,000,000      Ford Motor Credit Company+.......     6.69        1/07/2002    14,999,445
                                1,000,000      General Motors Acceptance
                                                 Corp. .........................     5.625       2/15/2001       998,593
                                  900,000      General Motors Acceptance
                                                 Corp. .........................     6.78        2/27/2001       900,368
                                8,000,000      Goldman Sachs Group, Inc.+ ......     6.831       3/21/2001     8,000,000
                                  700,000      Goldman Sachs Group, Inc.+ ......     6.85        1/14/2002       700,000
                                3,000,000      Household Finance Corp. .........     5.75        2/22/2001     2,996,611
                                3,500,000      Household Finance Corp.+ ........     6.851       5/04/2001     3,501,246
                                6,500,000      Household Finance Corp.+ ........     6.71        7/20/2001     6,496,366
                                6,000,000      Household Finance Corp.+ ........     6.871       8/24/2001     6,004,289
                                2,500,000      Household Finance Corp.+ ........     5.00        1/16/2002     2,500,000
                                5,000,000      Morgan Stanley, Dean Witter &
                                                 Co.+ ..........................     6.52        1/22/2001     5,000,120
                                9,500,000      Morgan Stanley, Dean Witter &
                                                 Co.+ ..........................     6.88        1/22/2001     9,500,688
                                5,550,000      Morgan Stanley, Dean Witter &
                                                 Co.+ ..........................     6.645       1/15/2002     5,549,806
                                4,000,000      Salomon, Smith Barney Holdings,
                                                 Inc. ..........................     5.875       2/01/2001     3,997,193
                                5,000,000      Salomon, Smith Barney Holdings,
                                                 Inc. ..........................     6.59        2/21/2001     4,999,935
                                2,000,000      Strategic Money Market Trust
                                                 2000-H+........................     6.66        9/24/2001     2,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES
                                               (COST--$90,937,106)                                            90,954,795
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--5.5%        5,000,000      Allstate Life Insurance Co.+ ....     6.881       7/02/2001     5,000,000
                                5,000,000      Allstate Life Insurance Co.+ ....     6.62       11/01/2001     5,000,000
                                5,000,000      Jackson National Life Insurance
                                                 Co.+ ..........................     6.871       5/01/2001     5,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+.......................     6.871       5/01/2001     5,000,000
                                5,000,000      New York Life Insurance+.........     6.839       5/31/2001     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$25,000,000)                                            25,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         5,000,000      Fannie Mae.......................     5.82        6/07/2001     4,869,995
INSTRUMENTALITY
  OBLIGATIONS--
DISCOUNT--1.1%
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$4,873,900)                    4,869,995
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         3,000,000      Federal Home Loan Banks..........     6.375      11/15/2002     3,033,210
INSTRUMENTALITY                 1,425,000      Federal National Mortgage
  OBLIGATIONS--                                  Association....................     5.21        1/26/2001     1,423,803
NON-DISCOUNT--11.2%
                                9,250,000      Federal National Mortgage
                                                 Association+...................     6.449       4/19/2002     9,250,000
                                2,000,000      Freddie Mac Participation
                                                 Certificates...................     5.25        1/19/2001     1,998,731
                                3,000,000      Freddie Mac Participation
                                                 Certificates...................     7.15        7/11/2002     3,015,669
                                2,300,000      Freddie Mac Participation
                                                 Certificates++.................     5.81        1/09/2003     2,300,000
                                9,500,000      Student Loan Marketing
                                                 Association+...................     6.459       8/23/2001     9,497,678

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &       $ 4,000,000      Student Loan Marketing
INSTRUMENTALITY
  OBLIGATIONS--                                Association+.....................     6.409%      3/11/2002  $  3,997,732
NON-DISCOUNT (CONCLUDED)
                                6,800,000      Student Loan Marketing
                                               Association+.....................     6.409       3/18/2002     6,796,082
                                7,800,000      Student Loan Marketing
                                                 Association+...................     6.439       4/25/2002     7,796,087
                                1,900,000      US Treasury Notes................     4.50        1/31/2001     1,897,110
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$50,995,491)              51,006,102
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$435,207,201)--95.6%......                             435,282,351
                                               OTHER ASSETS LESS
                                               LIABILITIES--4.4%................                              19,976,720
                                                                                                            ------------
                                               NET ASSETS--100.0%...............                            $455,259,071
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2000.

+ Variable rate notes.

++ Security will begin to accrue interest on January 9, 2001.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$435,207,201*)......                $435,282,351
Cash........................................................                      22,569
Receivables:
  Capital shares sold.......................................  $18,039,079
  Interest..................................................    2,520,127
  Securities sold...........................................    2,000,000     22,559,206
                                                              -----------
Prepaid expenses............................................                      30,071
                                                                            ------------
Total assets................................................                 457,894,197
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    2,300,000
  Investment adviser........................................      175,929
  Capital shares redeemed...................................       43,847
  Dividends to shareholders.................................          244      2,520,020
                                                              -----------
Accrued expenses and other liabilities......................                     115,106
                                                                            ------------
Total liabilities...........................................                   2,635,126
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $455,259,071
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................                $ 45,518,392
Paid-in capital in excess of par............................                 409,665,529
Unrealized appreciation on investments--net.................                      75,150
                                                                            ------------
NET ASSETS..................................................                $455,259,071
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $455,259,071 and 455,183,921
  shares outstanding........................................                $       1.00
                                                                            ============
----------------------------------------------------------------------------------------

*Cost for Federal income tax purposes. As of December 31, 2000, net unrealized appreciation for Federal income tax purposes amounted to $75,150, of which $127,028 related to appreciated securities and $51,878 related to depreciated securities.
+The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $28,230,764
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,190,273
Accounting services.........................................     101,700
Professional fees...........................................      45,936
Printing and shareholder reports............................      38,522
Custodian fees..............................................      22,992
Directors' fees and expenses................................       9,126
Transfer agent fees.........................................       5,061
Pricing services............................................         621
Other.......................................................       2,886
                                                              ----------
Total expenses..............................................                 2,417,117
                                                                           -----------
Investment income--net......................................                25,813,647
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                     4,374
Change in unrealized appreciation/depreciation on
  investments--net..........................................                   372,976
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $26,190,997
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000             1999
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  25,813,647    $  21,094,119
Realized gain on investments--net...........................            4,374           17,656
Change in unrealized appreciation/depreciation on
  investments--net..........................................          372,976         (287,952)
                                                                -------------    -------------
Net increase in net assets resulting from operations........       26,190,997       20,823,823
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (25,813,647)     (21,094,119)
Realized gain on investments--net:
  Class A...................................................           (4,374)         (17,656)
                                                                -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (25,818,021)     (21,111,775)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      579,845,211      279,226,568
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................       25,814,740       21,108,016
                                                                -------------    -------------
                                                                  605,659,951      300,334,584
Cost of shares redeemed.....................................     (618,554,929)    (240,782,799)
                                                                -------------    -------------
Net increase (decrease) in net assets derived from Class A
  capital share transactions................................      (12,894,978)      59,551,785
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (12,522,002)      59,263,833
Beginning of year...........................................      467,781,073      408,517,240
                                                                -------------    -------------
End of year.................................................    $ 455,259,071    $ 467,781,073
                                                                =============    =============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                          ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000        1999        1998          1997        1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $   1.00    $   1.00    $   1.00      $   1.00    $   1.00
                                                               --------    --------    --------      --------    --------
Investment income--net.....................................       .0588       .0473       .0506         .0511       .0504
Realized and unrealized gain (loss) on investments--net....       .0008      (.0006)         --+        .0001      (.0005)
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................       .0596       .0467       .0506         .0512       .0499
                                                               --------    --------    --------      --------    --------
Less dividends and distributions:
  Investment income--net...................................      (.0588)     (.0473)     (.0508)       (.0511)     (.0504)
  Realized gain on investments--net........................          --+         --+         --+           --+     (.0001)
                                                               --------    --------    --------      --------    --------
Total dividends and distributions..........................      (.0588)     (.0473)     (.0508)       (.0511)     (.0505)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $   1.00    $   1.00    $   1.00      $   1.00    $   1.00
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................       6.00%       4.84%       5.20%         5.24%       5.13%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .55%        .55%        .56%          .54%        .54%
                                                               ========    ========    ========      ========    ========
Investment income--net, and realized gain on
  investments--net.........................................       5.88%       4.76%       5.03%         5.12%       4.97%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $455,259    $467,781    $408,517      $318,052    $274,756
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
DOMESTIC MONEY MARKET FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  We are pleased to provide you with this first annual report for Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. The Fund seeks to provide shareholders with long-term capital appreciation by investing primarily in a portfolio of common stocks of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential. In this and future shareholder reports, we will comment on the overall investment environment, highlight the Fund's performance and describe recent investment activities.

INVESTMENT ENVIRONMENT

  Volatility remained the defining characteristic of the equity investment arena since the launch of the Fund on July 10, 2000 to December 31, 2000. The Fund's introduction coincided with the closing stages of an upturn in the equity market, a period in which our portfolio performed well. However, a major market downturn commenced in late September and persisted through the remainder of the year. The driving forces behind this particular market decline were vastly different from those that contributed to the market downturn in the spring of 2000. Late in 2000, investors were having difficulty coming to terms with a slowing economy. They worried about the magnitude of the slowdown and about the eventual impact such a deceleration might have on corporate spending and profit growth.

  A couple of unique twists helped to further exacerbate the prevailing negative sentiment. The first was the prolonged presidential election, which served as a daily drain on investor confidence. The frustration and confusion caused by the uncertain presidency disrupted the normal buyer/seller balance. Buyers moved to the sidelines until the dust settled, and they could invest with confidence, leaving only sellers on the playing field. The second contributing factor was a new Securities and Exchange Commission (SEC) regulation known as "REG FD," which has had a notable negative impact on the valuations of aggressive growth stocks since it took effect on October 23, 2000. While investors knew REG FD was imminent, the immediate repercussions were, nonetheless, striking. Essentially, the regulation states that company management may no longer provide new and meaningful information to any individual or group without simultaneously making that information available to any and every other interested party. Company management faced the difficult task of complying with REG FD or severely cutting back communications with analysts and investors. Initially, they chose to follow the easier path of cutting back communications. This proved particularly detrimental in the aggressive growth arena since Wall Street analysts who follow high-growth companies are heavily dependent on management feedback in building their forward-looking income statement models. Direct and continuous feedback is not nearly as critical with slow-growth companies because the changes are fewer and come at a much less rapid pace. Analysts, feeling abandoned and without support from company managements, chose to become extremely conservative with their earnings estimates, price targets and ratings. Investors perceived this new conservative disposition as a more cautious outlook on the part of analysts regarding future growth rates.

  Taken together, all of these factors served to create an environment of widespread bearishness that we believe has reached unsustainable levels, particularly given our analysis of selected companies and their continued strong growth prospects over the foreseeable future.

FISCAL YEAR IN REVIEW

  Since inception (July 10, 2000) through December 31, 2000, the Fund's Class A Shares had a total return of -24.80%. This compared to a total return of -37.66% for the unmanaged NASDAQ Composite Index for the period from June 30, 2000 through December 31, 2000.

  The Fund was launched at a time when investor sentiment was generally positive. Unfortunately, this scenario was short-lived. The first trigger for the market downturn was the suggestion that spending on telecommunications capital equipment by service providers would slow dramatically in 2001. Up to this point, investors had assumed that a seemingly insatiable demand for bandwidth, the "highway" traveled by data and voice traffic, would continue to drive strong sales and profit growth for equipment providers, thereby sustaining the relatively high share price multiples these companies enjoyed. This new "speed bump" was confirmed in most investors' minds by a series of disappointing data points in the financial results of several major companies participating in the telecommunications equipment market. Issues arose at Lucent Technologies, Inc., Northern Telecom and even Cisco Systems, Inc. The resulting rush for the exits left few stocks unscathed.

  While we did make some portfolio adjustments in response to a possible spending slowdown, we also went to substantial lengths to confirm our belief that the Fund's telecommunications holdings were positioned in high-growth segments that were unlikely to experience signifi

--------------------------------------------------------------------------------

cant reductions in service provider spending. As a result, we added to many of our positions. Our confidence came from the fact that we believe the companies held in the portfolio offer products and/or services that enable service providers to lower their costs of doing business, provide competitive services at lower costs and/or offer new services, thereby generating new sources of revenue. In this very competitive and perhaps more uncertain environment, we believe it unlikely that providers would not continue to invest in these type of products provided by such companies as CIENA Corporation, Juniper Networks, Inc., Corning Incorporated and Extreme Networks, Inc.

IN CONCLUSION

  Entering the new fiscal year, we look for catalysts that might spark a turnaround in investor sentiment. We are hopeful that our new president will demonstrate resolve in his attempts to implement stimulative fiscal policies, if needed. We also remain hopeful that the Federal Reserve Board will stand ready to implement a more accommodative monetary policy if evidence continues to indicate that the economy has "hit a wall." In fact, just after the close of the period, the Federal Reserve Board took the first step in what we expect to be a series of interest rate-lowering actions.

  We appreciate your investment in Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc., and we are particularly grateful for your support during a challenging first fiscal year.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ James D. McCall
James D. McCall
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
AGGREGATE TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (7/10/00) to 12/31/00                                          -24.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                              SINCE INCEPTION
AS OF DECEMBER 31, 2000                                         TOTAL RETURN
------------------------------------------------------------------------------
Class A Shares                                                         -24.80%
------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 7/10/00.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                           SHARES                                                                               PERCENT OF
    INDUSTRIES               HELD                           COMMON STOCKS                            VALUE      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
APPLICATION                56,000      +BEA Systems, Inc. ....................................    $ 3,769,500       5.8%
DEVELOPMENT
SOFTWARE
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             46,000      +Brocade Communications Systems, Inc. .................      4,220,500       6.5
EQUIPMENT
                           50,000      +CIENA Corporation.....................................      4,075,000       6.3
                            8,100      +Corvis Corporation....................................        192,375       0.3
                           30,500      +EMC Corporation.......................................      2,028,250       3.1
                           32,000      +Network Appliance, Inc. ..............................      2,054,000       3.2
                                                                                                  -----------     -----
                                                                                                   12,570,125      19.4
--------------------------------------------------------------------------------------------------------------------------
COMPUTER                   41,000      +Comverse Technology, Inc. ............................      4,453,625       6.9
SERVICES/SOFTWARE
                           59,000      +i2 Technologies, Inc. ................................      3,211,812       5.0
                           39,000      +VERITAS Software Corporation..........................      3,412,500       5.3
                                                                                                  -----------     -----
                                                                                                   11,077,937      17.2
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC                 42,000      +Applied Micro Circuits Corporation....................      3,160,500       4.9
COMPONENTS
                           19,000      +PMC-Sierra, Inc. .....................................      1,493,875       2.3
                                                                                                  -----------     -----
                                                                                                    4,654,375       7.2
--------------------------------------------------------------------------------------------------------------------------
FIBER OPTICS               50,000      +Avanex Corporation....................................      2,975,000       4.6
                           32,000      Corning Incorporated...................................      1,690,000       2.6
                           11,000      +SDL Inc. .............................................      1,630,063       2.5
                                                                                                  -----------     -----
                                                                                                    6,295,063       9.7
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT TRUST           47,900      +NASDAQ-100 Shares.....................................      2,796,163       4.3
--------------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS        60,000      +Cisco Systems, Inc. ..................................      2,295,000       3.5
                           87,000      +Extreme Networks, Inc. ...............................      3,403,875       5.3
                           32,000      +Juniper Networks, Inc. ...............................      4,038,000       6.2
                                                                                                  -----------     -----
                                                                                                    9,736,875      15.0
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            41,000      +Millennium Pharmaceuticals, Inc. .....................      2,534,312       3.9
--------------------------------------------------------------------------------------------------------------------------
SCIENTIFIC                 36,000      +Applera Corporation-Applied Biosystems Group..........      3,386,250       5.2
INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN COMMON STOCKS
                                       (COST--$67,225,163)                                         56,820,600      87.7
--------------------------------------------------------------------------------------------------------------------------
                             FACE
                           AMOUNT                       SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*      $  121,000      General Motors Acceptance Corp., 6.75% due 1/21/2001...        120,932       0.2
                        3,000,000      SBC Communications Inc., 6.54% due 1/22/2001...........      2,987,465       4.6
                        2,132,000      Verizon Global Funding, 6.54% due 1/18/2001............      2,124,641       3.3
                                                                                                  -----------     -----
                                                                                                    5,233,038       8.1
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT           3,000,000      Federal Home Loan Banks, 6.33% due 1/03/2001...........      2,997,890       4.6
AGENCY OBLIGATIONS*
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                       (COST--$8,230,928)                                           8,230,928      12.7
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS
                                       (COST--$75,456,091)....................................     65,051,528     100.4
                                       LIABILITIES IN EXCESS OF OTHER ASSETS..................       (234,933)     (0.4)
                                                                                                  -----------     -----
                                       NET ASSETS.............................................    $64,816,595     100.0%
                                                                                                  ===========     =====
--------------------------------------------------------------------------------------------------------------------------

  * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$75,456,091)........               $ 65,051,528
Cash........................................................                        938
Receivables:
  Securities sold...........................................  $2,278,004
  Dividends.................................................       5,622
  Capital shares sold.......................................       2,894      2,286,520
                                                              ----------
Prepaid expenses............................................                     37,741
                                                                           ------------
Total assets................................................                 67,376,727
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,317,009
  Capital shares redeemed...................................     167,756
  Investment adviser........................................      39,185      2,523,950
                                                              ----------
Accrued expenses............................................                     36,182
                                                                           ------------
Total liabilities...........................................                  2,560,132
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $ 64,816,595
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $    862,809
Paid-in capital in excess of par............................                 76,106,548
Undistributed investment income--net........................                        135
Accumulated realized capital losses on investments--net.....                 (1,748,334)
Unrealized depreciation on investments--net.................                (10,404,563)
                                                                           ------------
NET ASSETS..................................................               $ 64,816,595
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $64,816,595 and 8,628,092
  shares outstanding........................................               $       7.51
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF OPERATIONS FOR THE PERIOD JULY 10, 2000+ TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $    187,132
Dividends (net of $22 foreign withholding tax)..............                    8,143
                                                                         ------------
Total income................................................                  195,275
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 91,044
Offering costs..............................................    12,196
Custodian fees..............................................     6,886
Printing and shareholder reports............................     3,653
Accounting services.........................................     2,851
Transfer agent fees.........................................     2,500
Professional fees...........................................       505
Directors' fees and expenses................................        30
Pricing services............................................        10
Other.......................................................       199
                                                              --------
Total expenses before reimbursement.........................   119,874
Reimbursement of expenses...................................    (3,725)
                                                              --------
Total expenses after reimbursement..........................                  116,149
                                                                         ------------
Investment income--net......................................                   79,126
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (1,748,334)
Unrealized depreciation on investments--net.................              (10,404,563)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(12,073,771)
                                                                         ============
-------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                JULY 10, 2000+
                                                                TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                   2000
-------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $     79,126
Realized loss on investments--net...........................       (1,748,334)
Unrealized depreciation on investments--net.................      (10,404,563)
                                                                 ------------
Net decrease in net assets resulting from operations........      (12,073,771)
                                                                 ------------
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................          (79,126)
In excess of investment income--net:
  Class A...................................................          (12,061)
                                                                 ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................          (91,187)
                                                                 ------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       75,981,553
                                                                 ------------
-------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       63,816,595
Beginning of period.........................................        1,000,000
                                                                 ------------
End of period*..............................................     $ 64,816,595
                                                                 ============
-------------------------------------------------------------------------------
* Undistributed investment income--net......................     $        135
                                                                 ============
-------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    CLASS A
                                                                ---------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   JULY 10, 2000+
FINANCIAL STATEMENTS.                                           TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                              2000
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  10.00
                                                                   --------
Investment income--net......................................            .01
Realized and unrealized loss on investments--net............          (2.49)
                                                                   --------
Total from investment operations............................          (2.48)
                                                                   --------
Less dividends:
  Investment income--net....................................           (.01)
  In excess of investment income--net.......................             --+++
                                                                   --------
Total dividends.............................................           (.01)
                                                                   --------
Net asset value, end of period..............................       $   7.51
                                                                   ========
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        (24.80%)++
                                                                   ========
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................          1.08%*
                                                                   ========
Expenses....................................................          1.12%*
                                                                   ========
Investment income--net......................................           .74%*
                                                                   ========
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $ 64,817
                                                                   ========
Portfolio turnover..........................................         32.05%
                                                                   ========
-------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. The
  Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.
+++Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Focus Twenty Select Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. Prior to commencement of operations on July 10, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 100,000 Class A Shares of the Fund on June 27, 2000 to MLLIC for $1,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/ tax differences of $12,196 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .85% of the average daily value of the Fund's net assets. For the period July 10, 2000 to December 31, 2000, MLIM earned fees of $91,044, of which $3,725 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the period July 10, 2000 to December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,956 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period July 10, 2000 to December 31, 2000 were $75,162,598 and $6,188,713, respectively.

  Net realized gains (losses) for the period July 10, 2000 to December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                          Realized       Unrealized
                                       Gains (Losses)      Losses
--------------------------------------------------------------------
Long-term investments................   $(1,748,722)    $(10,404,563)
Short-term investments...............           388               --
                                        -----------     ------------
Total................................   $(1,748,334)    $(10,404,563)
                                        ===========     ============
--------------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $10,507,134, of which $1,900,642 related to appreciated securities and $12,407,776 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $75,558,662.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------
Class A Shares for the Period July 10, 2000+                 Dollar
to December 31, 2000                           Shares        Amount
----------------------------------------------------------------------
Shares sold..............................     8,754,151    $78,071,475
Shares issued to shareholders in
 reinvestment of dividends...............        11,542         91,187
                                              ---------    -----------
Total issued.............................     8,765,693     78,162,662
Shares redeemed..........................      (237,601)    (2,181,110)
                                              ---------    -----------
Net increase.............................     8,528,092    $75,981,552
                                              =========    ===========
----------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the period July 10, 2000 to December 31, 2000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $917,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


+ Prior to July 10, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY SELECT FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
FOCUS TWENTY SELECT FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period July 10, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Focus Twenty Select Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period July 10, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Since its inception (April 3, 2000) to December 31, 2000, Fundamental Growth Focus Fund's Class A Shares had a total return of -7.27%. This compared favorably to the performance of other actively managed large-cap growth funds and major market indexes during the same period. The Fund's benchmark, the unmanaged Standard & Poor's 500 (S&P 500) Composite Index, had a total return of -11.58% from April 3, 2000 to December 31, 2000.

  The Fund's relative good performance may be attributed to our emphasis on stocks in technology industries from inception (April 3) until late August. At that time, we initiated a shift away from technology companies in favor of the pharmaceutical, insurance, banking and financial services, retailing, beverage, energy and oil services industries. Many of our equity investments in these industries had respectable price performance in the last quarter of 2000.

  At December 31, 2000, the Fund's top five industries were: pharmaceuticals, 15.7% of net assets; insurance, 8.2%; banking and financial, 6.4%; energy, 6.3%; and oil services, 5.6%. The top five equity investments at December 31, 2000 were: Pfizer Inc., General Electric Company, Merck & Co., Inc., American International Group, Inc. and The Home Depot, Inc.

IN CONCLUSION

  We thank you for your investment in Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. We particularly appreciate your support during a challenging first fiscal year, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                  FUNDAMENTAL GROWTH FOCUS        STANDARD & POOR'S/BARRA GROWTH
                                                                   FUND+--CLASS A SHARES*                    INDEX++
                                                                  ------------------------        ------------------------------
4/03/00**                                                                  10000                              10000
12/00                                                                       9273                               7485

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 4/03/00.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++ This capitalization-weighted index is comprised of all the common stocks in the S&P 500 Index that have higher book-to-price ratios.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND AGGREGATE TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (4/03/00) to 12/31/00                                           -7.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH      SINCE INCEPTION
                                                              TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------
Class A Shares                                                   -9.00%           -7.27%
--------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                  SHARES                                                                     PERCENT OF
INDUSTRY                            HELD                      COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ADVERTISING                        1,500      The Interpublic Group of Companies, Inc. ....    $    63,844       0.2%
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                4,100      BB&T Corporation.............................        152,981       0.4
                                   4,366      Citigroup Inc. ..............................        222,939       0.7
                                   5,100      Northern Trust Corporation...................        415,969       1.3
                                   4,100      PNC Bank Corp. ..............................        299,556       0.9
                                   1,500      State Street Corporation.....................        186,315       0.6
                                  14,000      Wells Fargo Company..........................        779,625       2.4
                                                                                               -----------     -----
                                                                                                 2,057,385       6.3
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          8,400      The Coca-Cola Company........................        511,875       1.6
                                  12,450      PepsiCo, Inc. ...............................        617,053       1.9
                                                                                               -----------     -----
                                                                                                 1,128,928       3.5
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      9,000      Amgen Inc. ..................................        575,437       1.8
                                  16,500      +Immunex Corporation.........................        670,313       2.0
                                                                                               -----------     -----
                                                                                                 1,245,750       3.8
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING/RADIO &               5,200      +Clear Channel Communications, Inc. .........        251,875       0.8
  TELEVISION
                                   7,500      +Hispanic Broadcasting Corporation...........        191,250       0.6
                                   5,500      +Infinity Broadcasting Corporation (Class
                                                A).........................................        153,656       0.5
                                              +Viacom, Inc.:
                                     700        (Class A)..................................         32,900       0.1
                                   2,500        (Class B)..................................        116,875       0.3
                                                                                               -----------     -----
                                                                                                   746,556       2.3
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                  9,300      +Commerce One, Inc. .........................        235,406       0.8
                                  21,425      +Oracle Corporation..........................        624,003       1.9
                                   1,800      +Rational Software Corporation...............         69,975       0.2
                                                                                               -----------     -----
                                                                                                   929,384       2.9
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              25,550      General Electric Company.....................      1,224,803       3.8
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                        2,000      +Transmeta Corporation.......................         46,875       0.1
-----------------------------------------------------------------------------------------------------------------------
ENERGY                             5,600      Anadarko Petroleum Corporation...............        398,048       1.2
                                   7,500      El Paso Energy Corporation...................        537,188       1.7
                                   9,500      Enron Corp. .................................        789,688       2.4
                                  10,000      Tosco Corporation............................        339,375       1.1
                                                                                               -----------     -----
                                                                                                 2,064,299       6.4
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                      4,000      Time Warner Inc. ............................        208,960       0.6
                                  15,000      The Walt Disney Company......................        434,063       1.3
                                                                                               -----------     -----
                                                                                                   643,023       1.9
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 3,500      Countrywide Credit Industries, Inc. .........        175,875       0.5
                                   7,000      T. Rowe Price Group Inc. ....................        295,750       0.9
                                                                                               -----------     -----
                                                                                                   471,625       1.4
-----------------------------------------------------------------------------------------------------------------------
FOOD                               1,600      The Quaker Oats Company......................        155,800       0.5
-----------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING                 2,000      +Koninklijke Ahold NV........................         64,521       0.2
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 1,000      Colgate-Palmolive Company....................         64,550       0.2
-----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING            15,000      +America Online, Inc. .......................        522,000       1.6
                                  15,550      +Exodus Communications, Inc. ................        310,028       1.0
                                                                                               -----------     -----
                                                                                                   832,028       2.6
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          5,000      AFLAC Incorporated...........................        360,937       1.1
                                  11,000      American International Group, Inc. ..........      1,084,187       3.3
                                   4,500      Everest Re Group, Ltd. ......................        322,312       1.0
                                  14,000      Lincoln National Corporation.................        662,375       2.1
                                   2,300      Marsh & McLennan Companies, Inc. ............        269,100       0.8
                                                                                               -----------     -----
                                                                                                 2,698,911       8.3
-----------------------------------------------------------------------------------------------------------------------
LEISURE                            5,000      Sony Corporation (ADR)*......................        348,750       1.1
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                  SHARES                                                                     PERCENT OF
INDUSTRY                            HELD                      COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                      10,900      Baker Hughes Incorporated....................    $   453,031       1.4%
                                   7,300      Diamond Offshore Drilling, Inc. .............        292,000       0.9
                                   6,250      Halliburton Company..........................        226,563       0.7
                                   8,100      Schlumberger Limited.........................        647,494       2.0
                                   4,000      +Weatherford International, Inc. ............        189,000       0.6
                                                                                               -----------     -----
                                                                                                 1,808,088       5.6
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    6,000      Aventis SA...................................        526,723       1.6
                                  12,300      Bristol-Myers Squibb Company.................        909,431       2.8
                                   1,300      Eli Lilly and Company........................        120,981       0.4
                                  11,700      Merck & Co., Inc. ...........................      1,095,413       3.4
                                  29,700      Pfizer Inc. .................................      1,366,200       4.2
                                  10,700      Pharmacia Corporation........................        652,700       2.0
                                   6,500      Sanofi-Synthelabo SA.........................        433,302       1.3
                                                                                               -----------     -----
                                                                                                 5,104,750      15.7
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                        2,500      McDonald's Corporation.......................         85,000       0.3
-----------------------------------------------------------------------------------------------------------------------
RETAIL                             3,100      +Amazon.com, Inc. ...........................         48,050       0.2
                                  17,800      Wal-Mart Stores, Inc. .......................        945,625       2.9
                                                                                               -----------     -----
                                                                                                   993,675       3.1
-----------------------------------------------------------------------------------------------------------------------
RETAIL--SPECIALTY                 11,400      CVS Corporation..............................        683,288       2.1
                                  21,250      The Home Depot, Inc. ........................        970,859       3.0
                                   9,605      Walgreen Co. ................................        401,609       1.2
                                                                                               -----------     -----
                                                                                                 2,055,756       6.3
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS            4,400      Vodafone Group PLC (ADR)*....................        157,575       0.5
-----------------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATIONS           20,500      +Infonet Services Corporation (Class B)......        102,500       0.3
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN COMMON STOCKS
                                              (COST--$25,816,333)                               25,094,376      77.3
-----------------------------------------------------------------------------------------------------------------------
                                    FACE
                                  AMOUNT                  SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $1,000,000      Gannett Company, 6.54% due 1/04/2001.........        999,092       3.1
                               1,165,000      General Motors Acceptance Corp., 6.75% due
                                                1/02/2001..................................      1,164,345       3.6
                               1,300,000      Newell Rubbermaid Inc., 6.54% due
                                                1/19/2001..................................      1,295,277       3.9
                               1,000,000      Verizon Global Funding, 6.55% due 1/03/2001..        999,272       3.1
                                                                                               -----------     -----
                                                                                                 4,457,986      13.7
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                          Freddie Mac Participation Certificates:
OBLIGATIONS**                    773,000        6.44% due 1/09/2001........................        771,617       2.4
                               1,300,000        6.22% due 1/16/2001........................      1,296,182       4.0
                                                                                               -----------     -----
                                                                                                 2,067,799       6.4
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                              (COST--$6,525,785)                                 6,525,785      20.1
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$32,342,118)..........................     31,620,161      97.4
                                              OTHER ASSETS LESS LIABILITIES................        859,733       2.6
                                                                                               -----------     -----
                                              NET ASSETS...................................    $32,479,894     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$32,342,118)........               $31,620,161
Foreign cash................................................                    16,011
Receivables:
  Securities sold...........................................  $2,340,583
  Capital shares sold.......................................   2,116,709
  Dividends.................................................      15,762     4,473,054
                                                              ----------
Prepaid expenses............................................                    39,909
                                                                           -----------
Total assets................................................                36,149,135
                                                                           -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,576,918
  Custodian bank............................................      45,620
  Investment adviser........................................      14,364
  Capital shares redeemed...................................         288     3,637,190
                                                              ----------
Accrued expenses............................................                    32,051
                                                                           -----------
Total liabilities...........................................                 3,669,241
                                                                           -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................               $32,479,894
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $   351,816
Paid-in capital in excess of par............................                34,455,568
Undistributed investment income--net........................                       442
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (1,602,741)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                  (725,191)
                                                                           -----------
NET ASSETS..................................................               $32,479,894
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $32,479,894 and 3,518,160
  shares outstanding........................................               $      9.23
                                                                           ===========
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 3, 2000+ TO DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $   177,976
Dividends (net of $768 foreign withholding tax).............                     58,102
                                                                            -----------
Total income................................................                    236,078
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    67,606
Offering costs..............................................       19,077
Accounting services.........................................        9,729
Custodian fees..............................................        7,483
Transfer agent fees.........................................        4,583
Printing and shareholder reports............................        3,983
Professional fees...........................................        2,219
Registration fees...........................................          990
Pricing services............................................          204
Directors' fees and expenses................................           49
Other.......................................................          216
                                                              -----------
Total expenses before reimbursement.........................      116,139
Reimbursement of expenses...................................       (3,250)
                                                              -----------
Total expenses after reimbursement..........................                    112,889
                                                                            -----------
Investment income--net......................................                    123,189
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   (1,602,741)
  Foreign currency transactions--net........................          571    (1,602,170)
                                                              -----------
Unrealized depreciation on:
  Investments--net..........................................     (721,957)
  Foreign currency transactions--net........................       (3,234)     (725,191)
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(2,204,172)
                                                                            ===========
---------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                              APRIL 3, 2000+
                                                              TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2000
-----------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   123,189
Realized loss on investments and foreign currency
  transactions--net.........................................     (1,602,170)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................       (725,191)
                                                                -----------
Net decrease in net assets resulting from operations........     (2,204,172)
                                                                -----------
-----------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (123,189)
In excess of investment income--net:
  Class A...................................................        (19,206)
                                                                -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (142,395)
                                                                -----------
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     33,826,461
                                                                -----------
-----------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     31,479,894
Beginning of period.........................................      1,000,000
                                                                -----------
End of period*..............................................    $32,479,894
                                                                ===========
-----------------------------------------------------------------------------
* Undistributed investment income--net......................    $       442
                                                                ===========
-----------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  CLASS A
                                                              ---------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 APRIL 3, 2000+
FINANCIAL STATEMENTS.                                         TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                            2000
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
Investment income--net......................................          .03
Realized and unrealized loss on investments and foreign
  currency transactions--net................................         (.76)
                                                                  -------
Total from investment operations............................         (.73)
                                                                  -------
Less dividends:
  Investment income--net....................................         (.04)
  In excess of investment income--net.......................           --++
                                                                  -------
Total dividends.............................................         (.04)
                                                                  -------
Net asset value, end of period..............................      $  9.23
                                                                  =======
-----------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (7.27%)(++)
                                                                  =======
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................       1.09%*
                                                                  =======
Expenses....................................................       1.12%*
                                                                  =======
Investment income--net......................................       1.18%*
                                                                  =======
-----------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $32,480
                                                                  =======
Portfolio turnover..........................................       95.44%
                                                                  =======
-----------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. The
  Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Amount is less than $.01 per share.
(++)Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Prior to commencement of operations on April 3, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 100,000 Class A Shares of the Fund on March 20, 2000 to MLLIC for $1,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $571 have been reclassified between accumulated net realized capital losses and undistributed net investment income and differences of $19,077 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. For the period April 3, 2000 to December 31, 2000, MLIM earned fees of $67,606, of which $3,250 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to

--------------------------------------------------------------------------------

the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the period April 3, 2000 to December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $3,529 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period April 3, 2000 to December 31, 2000 were $37,809,742 and $10,390,775, respectively.

  Net realized gains (losses) for the period April 3, 2000 to December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

-------------------------------------------------------------------
                                          Realized       Unrealized
                                       Gains (Losses)      Losses
-------------------------------------------------------------------
Long-term investments................   $(1,602,641)     $(721,957)
Short-term investments...............          (100)            --
Foreign currency transactions........           571         (3,234)
                                        -----------      ---------
Total................................   $(1,602,170)     $(725,191)
                                        ===========      =========
-------------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $747,645, of which $1,217,793 related to appreciated securities and $1,965,438 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $32,367,806.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------
Class A Shares for the Period April 3, 2000+                 Dollar
to December 31, 2000                           Shares        Amount
----------------------------------------------------------------------
Shares sold..............................     3,563,654    $35,404,509
Shares issued to shareholders in
 reinvestment of dividends...............        15,311        142,395
                                              ---------    -----------
Total issued.............................     3,578,965     35,546,904
Shares redeemed..........................      (160,805)    (1,720,443)
                                              ---------    -----------
Net increase.............................     3,418,160    $33,826,461
                                              =========    ===========
----------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $942,000.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $111,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

+ Prior to April 3, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
FUNDAMENTAL GROWTH FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period April 3, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period April 3, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, the Fund's Class A Shares had a total return of +0.37%. This compared to a total return of +2.34% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. Factors contributing to the Fund's underperformance of the benchmark during 2000 were our short position in Japanese government bonds relative to the Index and an underweighted position in the US bond market throughout the first half of the year. During the fourth quarter, we implemented a long-duration position in US Treasury securities and moved to an overweighted exposure in the euro. Although these strategies contributed positively to Fund performance, they were not sufficient to offset the negative impact of our Japanese position.

MARKET REVIEW

  Overall, international fixed-income yields decreased on expectations of a slowdown in global economic growth. Since our last report to shareholders dated June 30, 2000, the Federal Reserve Board successfully slowed the pace of economic expansion in the United States, with third-quarter gross domestic product (GDP) growth of 2.2%. The major factors influencing GDP were gains in productivity and business investment. Increased oil prices and wage pressures led to a rise in the consumer price index (CPI), which stood at 3.4% at December 31, 2000. The US bond market performed well on the expectation of a decrease in Treasury supply and the belief that the US economy is bound for a soft landing. The 10-year Government bond yield moved below 5.15% by the end of December.

  In the Eurozone, the European Central Bank (ECB) increased the Refinance Rate by 0.50% over the past six months to 4.75%. These moves were intended to limit the risks to price stability caused by a weakened euro. Private consumption and foreign demand contributed to Eurozone GDP growth of 3.4% for the third quarter. The inflation rate of 2.9% was largely influenced by higher energy and import prices. Expectations of a temporary decline in economic activity caused German 10-year sovereign yields to decrease, closing the period at 4.85%.

  In Japan, an increase in exports and private demand were the main catalysts for GDP growth of 1.6% over the past six months. The December Tankan report showed a slight deterioration in the country's economic outlook. On August 11, 2000, the Bank of Japan raised the target rate for overnight lending to 0.25%. This move effectively ended the zero-interest-rate policy that had been in effect. Downward pressure on domestic prices caused the rate of inflation to stay below 0%. Weakness in the equity market and an uncertain Japanese political environment precipitated a rally in the bond market. After reaching a high of 1.97% in September, the 10-year Japanese government bond yield closed the year at 1.63%.

  The primary focus in foreign exchange for most of this past year has been the decline in the value of the euro, which posted new lifetime lows against the US dollar, Japanese yen and British pound. Large capital outflows resulting from mergers and acquisitions and extraordinary US economic expansion added to the euro's troubles. In October, the Group of Seven Industrialized Nations (G7) purchased euros in support of the European Single Currency. The ECB continued to intervene in an effort to establish a floor for the euro near 0.8500 compared to the US dollar. At the end of the period, the US dollar appeared to be having trouble maintaining its gains against the euro. US economic growth also slowed more than anticipated, setting the stage for a potential hard landing. As a result, the convergence of GDP levels between the Eurozone and the United States helped to end the euro's decline.

  After appreciating to 102.78 at the close of the Japanese fiscal year in March, the yen weakened to 114.41 by the end of December. An accommodative monetary policy in Japan and concerns over the sustainability of the economic recovery had a negative impact on the yen's value compared to the US dollar.

  High oil prices throughout 2000 had a dampening effect on the global economy. At an extraordinary meeting in June, member states of the Organization of Petroleum Exporting Countries (OPEC) agreed to an oil production increase of approximately 3%. Oil prices returned to a more comfortable range of $25 to $30 per barrel during the last quarter of 2000. This should benefit the economies of regions most dependent on oil imports, such as Western and Eastern Europe. Exporters such as Norway and Russia are likely to see a deterioration in trade as exports decline.

ECONOMIC OUTLOOK

  It has become increasingly apparent that world economic growth is slowing as a result of higher energy prices and weakened global

--------------------------------------------------------------------------------

equity markets. Disappointing corporate earnings, lower consumer confidence and a reduction in the wealth effect could have a continued negative impact on the major economies. Looking ahead, the key issue will be the reaction of the central banks to these evolving market conditions.

  During the past year, the Federal Reserve Board was committed to reducing the economic growth rate in the United States to a more sustainable level. The beginning of the period was dominated by the consensus of another 25 basis point increase in official rates by year end. Subsequent data showed clear signs of an economic slowdown in the United States, and the Federal Reserve Board was expected to lower interest rates early in the new year. Indeed, the first interest rate cut of 50 basis points came on January 3, 2001, lowering the Federal Funds target to 6%. Higher interest rates in the Eurozone have led to deteriorating demand across the region. This should allow European Monetary Union policymakers to keep the Refinance Rates stable during the first quarter of 2001. The Japanese recovery should gradually move ahead. We anticipate the Bank of Japan will keep interest rates on hold in order to assess the effects of raising the target level for overnight lending by a quarter basis point.

CURRENCY OUTLOOK

  In the long term, the US dollar could be restrained by the large US account deficit and a weaker-than-expected economy. The improving cyclical position of the Eurozone economy, upward revisions to interest rate expectations and a calmer political atmosphere in Europe should have a positive impact on the euro. Interest rate differentials and the Japanese policymakers' desire for a weaker exchange rate could provide a foundation for additional US dollar strength compared to the yen.

IN CONCLUSION

  Given the outlook for decelerating economic activity and downward pressure on yields, we anticipate maintaining our current long-duration exposure in the dollar bloc. Based on the increase in new security issues in Japan and in expectation of a modest recovery of the country's economy, we expect to maintain short duration in Japan. To protect the Fund from extreme exchange-rate volatility compared to its benchmark, we expect to use a variety of hedging strategies to seek to protect our downside risk.

  We thank you for your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Edward F. Gobora
Edward F. Gobora
Vice President and Senior Portfolio Manager

January 19, 2001

---------------------------------------------------------

  We are pleased to announce that Edward F. Gobora is responsible for the day-to-day management of Global Bond Focus Fund. Mr. Gobora joined Merrill Lynch & Co., Inc. in 1988 and has managed international bond portfolios, currency funds and currency overlay accounts. Mr. Gobora is Head of Currency Management and is Senior Portfolio Manager in the Global Fixed-Income Department of Merrill Lynch Investment Managers, L.P.

---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                            MERRILL LYNCH US
                                                GLOBAL BOND FOCUS FUND+-        JP MORGAN GLOBAL          TREASURY/AGENCY 1-10
                                                    -CLASS A SHARES*         GOVERNMENT BOND INDEX++         YEARS INDEX+++
                                                ------------------------     -----------------------      --------------------
7/01/93**                                                 10000                       10000                       10000
12/93                                                     10590                       10445                       10227
12/94                                                     10144                       10578                       10062
12/95                                                     11837                       12622                       11526
12/96                                                     12787                       13177                       11987
12/97                                                     13036                       13362                       12918
12/98                                                     14681                       15408                       14018
12/99                                                     13480                       14625                       14101
12/00                                                     13530                       14967                       15558

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Global Bond Focus Fund invests in US and foreign government and corporate bonds denominated in various currencies.
++ This unmanaged index is comprised of government bonds in the 13 largest bond markets, including the United States.
+++ This unmanaged index is comprised of intermediate-term US Government bonds maturing in one year--10 years.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
    AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/00                                               +0.37%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/00                                              +2.71
    ----------------------------------------------------------------------------
    Inception (7/01/93) through 12/31/00                                   +4.11
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
    RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +1.38%         +0.37%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH                                       FACE                                                             PERCENT OF
AMERICA        INDUSTRY                   AMOUNT            FIXED-INCOME INVESTMENTS              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         FOREIGN           C$      350,000   Government of Canada, 8% due 6/01/2023....  $   301,289        0.9%
               GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
               SUPRANATIONAL           1,050,000   Inter-American Development Bank, 7.25% due
                                                     11/03/2003..............................      726,523        2.1
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN CANADA      1,027,812        3.0
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  COMPUTERS         Y    59,000,000   IBM Corporation, 0.90% due 4/14/2003......      516,929        1.5
               ---------------------------------------------------------------------------------------------------
               FINANCIAL                           Ford Motor Credit Company:
               SERVICES
                                 DM    2,425,000     5.25% due 6/16/2008.....................    1,104,493        3.2
                                 US$   1,500,000     7.375% due 10/28/2009...................    1,496,220        4.3
                                                                                               -----------      -----
                                                                                                 2,600,713        7.5
               ---------------------------------------------------------------------------------------------------
               US GOVERNMENT &                     Fannie Mae:
               AGENCY
               OBLIGATIONS

                                       1,450,000     7% due 7/15/2005........................    1,521,819        4.4
                                         900,000     7.125% due 6/15/2010....................      972,846        2.8
                                       3,591,000     7.25% due 5/15/2030.....................    4,086,989       11.8
                                         300,000   US Treasury Bonds, 6.25% due 5/15/2030....      334,686        1.0
                                                                                               -----------      -----
                                                                                                 6,916,340       20.0
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   UNITED STATES                                10,033,982       29.0
------------------------------------------------------------------------------------------------------------------------
                                       SHARES
                                        HELD                     COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  GAMING                      6,089   +JCC Holding Company (Class A)............          518        0.0
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL COMMON STOCKS IN THE UNITED STATES            518        0.0
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN
                                                   NORTH AMERICA (COST--$10,965,371)            11,062,312       32.0
------------------------------------------------------------------------------------------------------------------------
                                        FACE
PACIFIC BASIN                          AMOUNT               FIXED-INCOME INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      FOREIGN           A$      500,000   Australian Government Bond, 5.75% due
               GOVERNMENT                            6/15/2011...............................      284,074        0.8
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN
                                                   AUSTRALIA                                       284,074        0.8
------------------------------------------------------------------------------------------------------------------------
JAPAN          BANKING           Y   101,000,000   KFW International Finance, 1% due
                                                     12/20/2004..............................      890,693        2.6
               ---------------------------------------------------------------------------------------------------
               FOREIGN                             Japan Government Bonds:
               GOVERNMENT
               OBLIGATIONS

                                      73,000,000     #16, 2.30% due 9/20/2002................      658,539        1.9
                                     230,000,000     #178, 4.40% due 3/21/2005...............    2,309,869        6.7
                                      93,000,000     #225, 1.90% due 12/20/2010..............      826,087        2.4
                                                                                               -----------      -----
                                                                                                 3,794,495       11.0
               ---------------------------------------------------------------------------------------------------
               SUPRANATIONAL                       International Bank of Reconstruction and
                                                     Development:
                                      65,000,000     5.25% due 3/20/2002.....................      601,540        1.7
                                     100,000,000     4.50% due 3/20/2003.....................      950,166        2.7
                                      70,000,000   Japan Bank for International Cooperative,
                                                     2.875% due 7/28/2005....................      666,663        1.9
                                                                                               -----------      -----
                                                                                                 2,218,369        6.3
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN JAPAN       6,903,557       19.9
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                   (COST--$7,637,935)                            7,187,631       20.7
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
AUSTRIA        FOREIGN           Y    67,000,000   Republic of Austria, 4.75% due
               GOVERNMENT                            12/20/2004..............................      680,222        2.0
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN AUSTRIA       680,222        2.0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                  FACE                                                                 PERCENT OF
(CONCLUDED)        INDUSTRY            AMOUNT               FIXED-INCOME INVESTMENTS              VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
DENMARK        FOREIGN                             Kingdom of Denmark:
               GOVERNMENT
               OBLIGATIONS

                                 DKK   3,200,000     7% due 12/15/2004.......................  $   432,289        1.2%
                                         525,000     6% due 11/15/2009.......................       70,021        0.2
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN DENMARK       502,310        1.4
------------------------------------------------------------------------------------------------------------------------
FINLAND        FOREIGN           E     1,177,315   Finnish Government Bond, 7.25% due
               GOVERNMENT                            4/18/2006...............................    1,232,233        3.6
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN FINLAND     1,232,233        3.6
------------------------------------------------------------------------------------------------------------------------
FRANCE         TELECOMMUNICATIONS      1,295,816   France Telecom, 5.75% due 4/25/2007.......    1,196,449        3.5
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN FRANCE      1,196,449        3.5
------------------------------------------------------------------------------------------------------------------------
GERMANY        FOREIGN                             Bundesrepublik Deutschland:
               GOVERNMENT
               OBLIGATIONS

                                       1,550,000     5.25% due 1/04/2011.....................    1,500,846        4.4
                                         650,000     4.75% due 7/04/2028.....................      557,741        1.6
                                         600,000     6.25% due 1/04/2030.....................      636,899        1.8
                                                   Bundesschatzanweisungen:
                                         610,000     3% due 6/15/2001........................      568,385        1.6
                                       2,493,000     4% due 12/14/2001.......................    2,327,233        6.7
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN GERMANY     5,591,104       16.1
------------------------------------------------------------------------------------------------------------------------
ITALY          FOREIGN                 1,641,977   Buoni Poliennali Del Tesoro, 10% due
               GOVERNMENT                            8/01/2003...............................    1,738,641        5.0
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN ITALY       1,738,641        5.0
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    FOREIGN                 1,230,000   Netherlands Government Bond, 5.25% due
               GOVERNMENT                            7/15/2008...............................    1,185,133        3.4
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   NETHERLANDS                                   1,185,133        3.4
------------------------------------------------------------------------------------------------------------------------
SPAIN          FOREIGN                 1,000,000   Bonos y Obligation Del Estado, 5.25% due
               GOVERNMENT                            1/31/2003...............................      949,822        2.7
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN SPAIN         949,822        2.7
------------------------------------------------------------------------------------------------------------------------
SWEDEN         FOREIGN           SEK   3,750,000   Swedish Government Bond, 3.50% due
               GOVERNMENT                            4/20/2006...............................      378,293        1.1
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN SWEDEN        378,293        1.1
------------------------------------------------------------------------------------------------------------------------
UNITED         FOREIGN           L       507,000   United Kingdom Gilt, 8% due 12/07/2015....    1,024,129        3.0
  KINGDOM      GOVERNMENT
               OBLIGATIONS
               ---------------------------------------------------------------------------------------------------
               SUPRANATIONAL             600,000   European Investment Bank, 7.625% due
                                                     12/07/2006..............................      982,928        2.8
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                   UNITED KINGDOM                                2,007,057        5.8
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN EUROPE
                                                   (COST--$16,164,550)                          15,461,264       44.6
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
SECURITIES                                                           ISSUE
------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL        US$     276,000   General Motors Acceptance Corp., 6.75% due
               PAPER*                                1/02/2001...............................      275,845        0.8
               ---------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                   (COST--$275,845)                                275,845        0.8
------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$35,043,701).....   33,987,052       98.1
                                                   UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS--NET**.................      (35,251)      (0.1)
                                                   OTHER ASSETS LESS LIABILITIES.............      696,898        2.0
                                                                                               -----------      -----
                                                   NET ASSETS................................  $34,648,699      100.0%
                                                                                               ===========      =====
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

+ Non-income producing security.

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

** Forward foreign exchange contracts as of December 31, 2000 were as follows:

---------------------------------------------
FOREIGN                          UNREALIZED
CURRENCY                        APPRECIATION
PURCHASED    EXPIRATION DATE   (DEPRECIATION)
---------------------------------------------
C$ 739,121    January 2001       $  10,722
 E 986,507    January 2001          67,214
L 1,068,910   January 2001          65,753
---------------------------------------------
TOTAL (US$
  COMMITMENT--$2,872,213)          143,689
                                 ---------
---------------------------------------------
FOREIGN
CURRENCY
SOLD
---------------------------------------------
C$ 756,672    January 2001         (12,738)
 E 967,821    January 2001         (89,446)
L 1,032,645   January 2001         (76,756)
---------------------------------------------
TOTAL (US$
  COMMITMENT--$2,776,922)         (178,940)
                                 ---------
---------------------------------------------
TOTAL UNREALIZED
DEPRECIATION ON FORWARD
FOREIGN EXCHANGE
CONTRACTS--NET                   $ (35,251)
                                 =========
---------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$35,043,701)........             $33,987,052
Foreign cash................................................                 232,632
Cash........................................................                     637
Receivables:
  Interest..................................................  $543,099
  Forward foreign exchange contracts........................    19,677
  Options...................................................     3,972       566,748
                                                              --------
Prepaid expenses and other assets...........................                  24,027
                                                                         -----------
Total assets................................................              34,811,096
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                  35,251
Payables:
  Forward foreign exchange contracts........................    70,127
  Capital shares redeemed...................................    23,308
  Investment adviser........................................    15,730       109,165
                                                              --------
Accrued expenses and other liabilities......................                  17,981
                                                                         -----------
Total liabilities...........................................                 162,397
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $34,648,699
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................             $   420,523
Paid-in capital in excess of par............................              39,352,997
Accumulated distributions in excess of investment
  income--net...............................................                (302,059)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................              (3,747,436)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................              (1,075,326)
                                                                         -----------
NET ASSETS..................................................             $34,648,699
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $34,648,699 and 4,205,228
  shares outstanding........................................             $      8.24
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned (net of $5,198 foreign
  withholding tax)..........................................                $ 2,139,633
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   233,808
Custodian fees..............................................       23,399
Professional fees...........................................       11,315
Accounting services.........................................        9,483
Printing and shareholder reports............................        6,961
Transfer agent fees.........................................        5,017
Directors' fees and expenses................................          914
Pricing services............................................          744
Other.......................................................        2,320
                                                              -----------
Total expenses..............................................                    293,961
                                                                            -----------
Investment income--net......................................                  1,845,672
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................     (450,837)
  Foreign currency transactions--net........................   (2,691,627)   (3,142,464)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................      868,807
  Foreign currency transactions--net........................      235,687     1,104,494
                                                              -----------   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $  (192,298)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
DECREASE IN NET ASSETS:                                             2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  1,845,672    $  2,926,605
Realized loss on investments and foreign currency
  transactions--net.........................................      (3,142,464)     (3,229,165)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       1,104,494      (4,765,058)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........        (192,298)     (5,067,618)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................              --      (1,506,947)
In excess of investment income--net:
  Class A...................................................              --        (221,514)
Return of capital:
  Class A...................................................      (1,720,062)     (1,501,179)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (1,720,062)     (3,229,640)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................      (9,837,529)    (14,720,434)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (11,749,889)    (23,017,692)
Beginning of year...........................................      46,398,588      69,416,280
                                                                ------------    ------------
End of year.................................................    $ 34,648,699    $ 46,398,588
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                         CLASS A+
FINANCIAL STATEMENTS.                                           -----------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000       1999       1998         1997       1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  8.58    $  9.90    $  9.32      $  9.76    $  9.79
                                                                -------    -------    -------      -------    -------
Investment income--net......................................        .39        .48        .55          .56        .78
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................       (.37)     (1.27)       .58         (.40)      (.03)
                                                                -------    -------    -------      -------    -------
Total from investment operations............................        .02       (.79)      1.13          .16        .75
                                                                -------    -------    -------      -------    -------
Less dividends and distributions:
  Investment income--net....................................         --       (.25)      (.47)        (.29)      (.78)
  In excess of investment income--net.......................         --       (.04)      (.08)        (.03)        --
  Return of capital.........................................       (.36)      (.24)        --         (.28)        --
                                                                -------    -------    -------      -------    -------
Total dividends and distributions...........................       (.36)      (.53)      (.55)        (.60)      (.78)
                                                                -------    -------    -------      -------    -------
Net asset value, end of year................................    $  8.24    $  8.58    $  9.90      $  9.32    $  9.76
                                                                =======    =======    =======      =======    =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       .37%     (8.18%)    12.62%        1.95%      8.02%
                                                                =======    =======    =======      =======    =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .75%       .77%       .75%         .73%       .69%
                                                                =======    =======    =======      =======    =======
Investment income--net......................................      4.74%      5.21%      5.72%        6.11%      7.95%
                                                                =======    =======    =======      =======    =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $34,649    $46,399    $69,416      $76,107    $93,790
                                                                =======    =======    =======      =======    =======
Portfolio turnover..........................................    239.14%    136.25%    127.93%      568.76%    267.13%
                                                                =======    =======    =======      =======    =======
---------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference

--------------------------------------------------------------------------------

between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $351,486 decrease to cost of securities and a corresponding $351,486 increase in net unrealized depreciation, based on securities held as of December 31, 2000.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions and post-October losses. All of the net investment income dividend paid by the Fund for the year ended December 31, 2000 and a portion of the net investment income dividend paid by the Fund for the year ended December 31, 1999 was characterized as a return of capital.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,686,770 have been reclassified between undistributed net investment income and accumulated net realized capital losses and differences of $2,986,472 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, the Fund paid Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce,

--------------------------------------------------------------------------------

Fenner & Smith, Incorporated, $271 for providing security price quotations to compute the net asset value of the Fund.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $85,138,907 and $92,885,884, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

----------------------------------------------------------------------
                                          Realized
                                           Gains          Unrealized
                                          (Losses)      Gains (Losses)
----------------------------------------------------------------------
Long-term investments................   $  (450,837)     $ (1,056,649)
Foreign currency options purchased...       (78,750)               --
Forward foreign exchange contracts...        52,395           (35,251)
Foreign currency transactions........    (2,665,272)           16,574
                                        -----------      ------------
Total................................   $(3,142,464)     $ (1,075,326)
                                        ===========      ============
----------------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,057,252, of which $1,145,590 related to appreciated securities and $2,202,842 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $35,044,304.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class A Shares for the Year Ended                          Dollar
December 31, 2000                          Shares          Amount
--------------------------------------------------------------------
Shares sold..........................         6,511     $     54,899
Shares issued to shareholders in
 reinvestment of dividends...........       210,533        1,720,062
                                        -----------     ------------
Total issued.........................       217,044        1,774,961
Shares redeemed......................    (1,418,841)     (11,612,490)
                                        -----------     ------------
Net decrease.........................    (1,201,797)    $ (9,837,529)
                                        ===========     ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                          Dollar
December 31, 1999                          Shares          Amount
--------------------------------------------------------------------
Shares sold..........................       133,201     $  1,253,560
Shares issued to shareholders in
 reinvestment of dividends...........       353,252        3,229,640
                                        -----------     ------------
Total issued.........................       486,453        4,483,200
Shares redeemed......................    (2,089,518)     (19,203,634)
                                        -----------     ------------
Net decrease.........................    (1,603,065)    $(14,720,434)
                                        ===========     ============
--------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $231,000.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $3,745,000, of which $1,603,000 expires in 2005, $950,000 expires in 2007 and $1,192,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:

On January 2, 2001, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.028376 per Class A Share, payable on January 2, 2001 to shareholders of record as of December 29, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL BOND FOCUS FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, Global Growth Focus Fund's Class A Shares had a total return of -15.00%. This compared to a total return of -13.18% for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index and -10.26% for the Lipper Global Funds Average for the same period. The Fund's relatively poor investment performance was attributed to a significant decline in the stock prices of our investment holdings in Japan, which represented 15.9% of net assets as of December 31, 1999, and substantial declines in the stock prices of investment holdings in wireline communication companies, which represented 14.1% of net assets as of December 31, 1999.

  The Fund's performance was much better during the first half of 2000 than during the second half of the year. This favorable performance came from our focus on technology companies, an area we began emphasizing in the third quarter of 1999. As technology stocks faltered, we significantly reduced our investment weighting in technology beginning in the last week of August 2000 and continuing into September. By December 31, 2000, our net investment weighting in technology stocks was less than 3.4% compared to a weighting in the MSCI World Stock Index of about 17%. Through September, our net investment weighting in technology industries was significant in comparison to the MSCI World Stock Index and had generally contributed positively to Fund performance. By year-end, our equity holdings in the pharmaceutical, insurance and energy industries were positive contributors.

  As 2000 came to a close, our investment strategy was quite different from that which we started the year. Our new strategy involves the five largest industry weightings as percentages of net assets. At December 31, 2000, the insurance industry represented our largest weighting, with 14.0% of net assets. The next four most important sectors at year-end were pharmaceuticals, energy, oil services and wireless communications.

  Entering the new year, we anticipate a slowdown in real economic growth around the world with less restrictive monetary policy than we saw in 2000. As long as we have relatively moderate real economic growth, we also expect continued energy shortage problems, particularly with regard to electric power and natural gas availability.

IN CONCLUSION

  We thank you for your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. We particularly appreciate your support during this challenging fiscal year, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY CAPITAL
                                                                    GLOBAL GROWTH FOCUS             INTERNATIONAL WORLD STOCK
                                                                   FUND+--CLASS A SHARES*                    INDEX++
                                                                   ----------------------           -------------------------
6/30/98**                                                                 10000.00                           10000.00
12/98                                                                     10650.00                           10660.00
12/99                                                                     14770.00                           13318.00
12/00                                                                     12555.00                           11652.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** The Fund commenced operations on 6/05/98. For purposes of fair comparison of the Fund's performance relative to the index, the graph begins on 6/30/98.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.
++ This unmanaged market capitalization-weighted index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  -15.00%
--------------------------------------------------------------------------------
Inception (6/05/98) to 12/31/00                                           + 9.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -13.98%        -15.00%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

NORTH                                 SHARES                                                                 PERCENT OF
AMERICA        INDUSTRIES               HELD                    INVESTMENTS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         WIRELINE              125,000   Rogers Communications, Inc. 'B'..............  $  2,105,526        0.8%
               COMMUNICATIONS
               ---------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN CANADA                       2,105,526        0.8
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  BANKING               130,000   Wells Fargo Company..........................     7,239,375        2.6
               ---------------------------------------------------------------------------------------------------------
               BIOTECHNOLOGY          81,000   +Immunex Corporation.........................     3,290,625        1.2
               ---------------------------------------------------------------------------------------------------------
               BROADCASTING           49,452   +Clear Channel Communications, Inc. .........     2,395,331        0.8
               ---------------------------------------------------------------------------------------------------------
               ELECTRICAL            115,000   General Electric Company.....................     5,512,812        2.0
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
               ELECTRONICS            10,000   +Transmeta Corporation.......................       234,375        0.1
               ---------------------------------------------------------------------------------------------------------
               ENERGY                 49,400   Anadarko Petroleum Corporation...............     3,511,352        1.3
                                      21,968   El Paso Energy Corporation...................     1,573,458        0.5
                                      99,585   Enron Corp. .................................     8,278,003        3.0
                                     100,000   Tosco Corporation............................     3,393,750        1.2
                                                                                              ------------      -----
                                                                                                16,756,563        6.0
               ---------------------------------------------------------------------------------------------------------
               ENTERTAINMENT         115,116   The Walt Disney Company......................     3,331,169        1.2
               ---------------------------------------------------------------------------------------------------------
               FINANCIAL              59,716   T. Rowe Price Group Inc. ....................     2,523,001        0.9
               SERVICES
               ---------------------------------------------------------------------------------------------------------
               INFORMATION            45,000   +America Online, Inc. .......................     1,566,000        0.6
               PROCESSING
                                     145,000   +Exodus Communications, Inc. ................     2,890,937        1.0
                                                                                              ------------      -----
                                                                                                 4,456,937        1.6
               ---------------------------------------------------------------------------------------------------------
               INSURANCE             145,000   Lincoln National Corporation.................     6,860,312        2.5
                                      11,000   Marsh & McLennan Companies, Inc. ............     1,287,000        0.4
                                                                                              ------------      -----
                                                                                                 8,147,312        2.9
               ---------------------------------------------------------------------------------------------------------
               OIL SERVICES           64,497   Baker Hughes Incorporated....................     2,680,657        0.9
                                      32,725   Diamond Offshore Drilling, Inc. .............     1,309,000        0.5
                                      60,000   Halliburton Company..........................     2,175,000        0.8
                                      68,555   Schlumberger Limited.........................     5,480,115        2.0
                                      35,200   +Weatherford International, Inc. ............     1,663,200        0.6
                                                                                              ------------      -----
                                                                                                13,307,972        4.8
               ---------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS        70,000   Merck & Co., Inc. ...........................     6,553,750        2.4
                                      45,486   Pfizer Inc. .................................     2,092,356        0.7
                                     110,000   Pharmacia Corporation........................     6,710,000        2.4
                                                                                              ------------      -----
                                                                                                15,356,106        5.5
               ---------------------------------------------------------------------------------------------------------
               RETAIL                 75,000   +Amazon.com, Inc. ...........................     1,162,500        0.4
               ---------------------------------------------------------------------------------------------------------
               SOFTWARE--             84,000   +Commerce One, Inc. .........................     2,126,250        0.8
               COMPUTER
                                      22,000   +Rational Software Corporation...............       855,250        0.3
                                                                                              ------------      -----
                                                                                                 2,981,500        1.1
               ---------------------------------------------------------------------------------------------------------
               WIRELINE              103,100   +Infonet Services Corporation (Class B)......       515,500        0.2
               COMMUNICATIONS
               ---------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE UNITED STATES           87,211,078       31.3
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN NORTH AMERICA
                                               (COST--$98,662,359)                              89,316,604       32.1
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      WIRELESS              275,000   +Cable & Wireless Optus Limited..............       568,481        0.2
               COMMUNICATIONS
               ---------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN AUSTRALIA                      568,481        0.2
------------------------------------------------------------------------------------------------------------------------
JAPAN          APPLIANCES             28,600   Sony Corporation.............................     1,978,459        0.7
               ---------------------------------------------------------------------------------------------------------
               AUTOMOBILES             2,000   Honda Motor Co., Ltd. .......................        74,606        0.0
                                      16,300   Toyota Motor Corporation.....................       520,972        0.2
                                                                                              ------------      -----
                                                                                                   595,578        0.2
               ---------------------------------------------------------------------------------------------------------
               COMPUTERS              30,000   Fujitsu Limited..............................       442,382        0.2
               ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                 SHARES                                                                 PERCENT OF
(CONCLUDED)    INDUSTRIES               HELD                    INVESTMENTS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
JAPAN          PHOTOGRAPHY             1,000   Fuji Photo Film..............................  $     41,856        0.0%
(CONCLUDED)

               ---------------------------------------------------------------------------------------------------
               SEMICONDUCTORS          2,000   Advantest Corporation........................       187,391        0.1
                                       9,000   Tokyo Electron Limited.......................       494,921        0.2
                                                                                              ------------      -----
                                                                                                   682,312        0.3
               ---------------------------------------------------------------------------------------------------
               TRANSPORT                 500   East Japan Railway Company...................     2,933,450        1.0
               SERVICES
               ---------------------------------------------------------------------------------------------------
               WIRELESS                  290   NTT Mobile Communications Network, Inc.......     5,002,627        1.8
               COMMUNICATIONS
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN JAPAN                       11,676,664        4.2
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                               (COST--$16,488,165)                              12,245,145        4.4
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
BELGIUM        BEVERAGES             170,000   +Interbrew...................................     5,924,835        2.1
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN BELGIUM                      5,924,835        2.1
------------------------------------------------------------------------------------------------------------------------
FRANCE         CHEMICALS              21,717   Aventis SA...................................     1,894,239        0.7
               ---------------------------------------------------------------------------------------------------
               COSMETICS               8,000   L'Oreal SA...................................       685,773        0.2
               ---------------------------------------------------------------------------------------------------
               ENERGY                 30,000   Total Fina SA 'B'............................     4,461,653        1.6
               ---------------------------------------------------------------------------------------------------
               FOODS                   2,296   Groupe Danone................................       346,208        0.1
               ---------------------------------------------------------------------------------------------------
               INSURANCE              19,946   Axa..........................................     2,884,004        1.0
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS        47,060   Aventis SA...................................     4,131,263        1.5
                                      51,000   Sanofi-Synthelabo SA.........................     3,399,757        1.2
                                                                                              ------------      -----
                                                                                                 7,531,020        2.7
               ---------------------------------------------------------------------------------------------------
               RETAIL STORES           6,648   Carrefour SA.................................       417,577        0.2
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN FRANCE                      18,220,474        6.5
------------------------------------------------------------------------------------------------------------------------
GERMANY        CHEMICALS               7,187   BASF AG......................................       326,935        0.1
               ---------------------------------------------------------------------------------------------------
               INSURANCE              15,200   Allianz AG (Registered Shares)...............     5,718,502        2.1
                                      12,800   Muenchener Rueckversicherungs-Gesellschaft AG
                                                 (Registered Shares)........................     4,566,810        1.6
                                                                                              ------------      -----
                                                                                                10,285,312        3.7
               ---------------------------------------------------------------------------------------------------
               RETAIL STORES          10,000   Metro AG.....................................       460,061        0.2
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN GERMANY                     11,072,308        4.0
------------------------------------------------------------------------------------------------------------------------
ITALY          BANKING &             120,000   Banca di Roma SpA............................       130,244        0.1
               FINANCIAL
                                      86,000   San Paolo-IMI SpA............................     1,390,436        0.5
                                      54,750   Unicredito Italiano SpA......................       286,325        0.1
                                                                                              ------------      -----
                                                                                                 1,807,005        0.7
               ---------------------------------------------------------------------------------------------------
               INSURANCE             147,500   Assicurazioni Generali.......................     5,858,032        2.1
                                     206,028   +Istituto Nazionale delle Assicurazioni SpA
                                                 (INA)......................................       669,301        0.2
                                                                                              ------------      -----
                                                                                                 6,527,333        2.3
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN ITALY                        8,334,338        3.0
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    BEVERAGES              15,000   Heineken NV..................................       907,682        0.3
               ---------------------------------------------------------------------------------------------------
               CHEMICALS              18,000   Akzo Nobel NV................................       966,691        0.3
               ---------------------------------------------------------------------------------------------------
               ENERGY                 55,000   Royal Dutch Petroleum Company................     3,369,994        1.2
               ---------------------------------------------------------------------------------------------------
               FOOD                   40,000   Koninklijke Ahold NV.........................     1,290,424        0.5
               MERCHANDISING
               ---------------------------------------------------------------------------------------------------
               INSURANCE              70,000   Aegon NV.....................................     2,895,755        1.0
                                      50,582   ING Groep NV.................................     4,040,572        1.5
                                                                                              ------------      -----
                                                                                                 6,936,327        2.5
               ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                SHARES                                                                 PERCENT OF
(CONCLUDED)    INDUSTRIES               HELD                    INVESTMENTS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS    SEMICONDUCTORS         20,000   +ASM Lithography Holding NV..................  $    454,240        0.2%
(CONCLUDED)

               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE NETHERLANDS             13,925,358        5.0
------------------------------------------------------------------------------------------------------------------------
SPAIN          BANKING &              16,929   Banco Bilbao Vizcaya, SA.....................       251,930        0.1
               FINANCIAL
                                      55,530   Banco Santander Central Hispano, SA..........       594,363        0.2
                                                                                              ------------      -----
                                                                                                   846,293        0.3
               ---------------------------------------------------------------------------------------------------
               INFORMATION           132,000   Telefonica Publicidad e Informacion, SA......       706,428        0.3
               PROCESSING
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SPAIN                        1,552,721        0.6
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND    FOODS                   3,500   Nestle SA (Registered Shares)................     8,164,147        2.9
               ---------------------------------------------------------------------------------------------------
               INSURANCE               7,250   Zurich Financial Services AG.................     4,371,027        1.6
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS           520   Novartis AG (Registered Shares)..............       919,346        0.3
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SWITZERLAND                 13,454,520        4.8
------------------------------------------------------------------------------------------------------------------------
UNITED         ENERGY                400,000   BP Amoco PLC.................................     3,226,608        1.2
  KINGDOM
               ---------------------------------------------------------------------------------------------------
               HOUSEHOLD             343,892   Unilever PLC.................................     2,943,535        1.1
               PRODUCTS
               ---------------------------------------------------------------------------------------------------
               PHARMACEUTICALS         8,500   AstraZeneca Group PLC........................       428,534        0.1
                                     234,495   +GlaxoSmithKline PLC.........................     6,620,462        2.4
                                                                                              ------------      -----
                                                                                                 7,048,996        2.5
               ---------------------------------------------------------------------------------------------------
               PUBLISHING             20,000   EMAP PLC.....................................       254,842        0.1
                                      11,160   Pearson PLC..................................       265,066        0.1
                                                                                              ------------      -----
                                                                                                   519,908        0.2
               ---------------------------------------------------------------------------------------------------
               WIRELESS            1,813,433   Vodafone AirTouch PLC........................     6,650,365        2.4
               COMMUNICATIONS
               ---------------------------------------------------------------------------------------------------
               WIRELINE              124,371   +COLT Telecom Group PLC......................     2,675,310        0.9
               COMMUNICATIONS
                                     242,900   +Energis PLC.................................     1,632,798        0.6
                                                                                              ------------      -----
                                                                                                 4,308,108        1.5
               ---------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN THE UNITED KINGDOM          24,697,520        8.9
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN WESTERN EUROPE
                                               (COST--$92,120,056)                              97,182,074       34.9
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                              FACE                                                                 PERCENT OF
SECURITIES                            AMOUNT                       ISSUE                         VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                       $ 6,000,000   AEP Credit Inc., 6.60% due 1/05/2001.........     5,992,300        2.1
PAPER*
                                  10,000,000   Bell South Capital Funding Corporation, 6.52%
                                                 due 1/11/2001..............................     9,976,456        3.6
                                   5,000,000   Gannett Company, 6.55% due 1/16/2001.........     4,983,625        1.8
                                   6,668,000   General Motors Acceptance Corp., 6.75% due
                                                 1/02/2001..................................     6,662,999        2.4
                                  10,000,000   Gillette Company, 6.50% due 1/10/2001........     9,978,333        3.6
                                  10,000,000   Pfizer Inc., 6.50% due 1/17/2001.............     9,965,694        3.6
                                   4,000,000   Verizon Global Funding, 6.54% due 1/05/2001..     3,994,913        1.4
                                                                                              ------------      -----
                                                                                                51,554,320       18.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

SHORT-TERM                              FACE                                                                 PERCENT OF
SECURITIES                            AMOUNT                       ISSUE                         VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                    $10,000,000   Federal Home Loan Banks, 6.45% due
AGENCY                                           1/10/2001..................................  $  9,978,500        3.6%
OBLIGATIONS*
                                               Freddie Mac Participation Certificates:
                                   6,000,000   6.37% due 1/16/2001..........................     5,980,890        2.2
                                   9,943,000   6.25% due 2/13/2001..........................     9,863,594        3.5
                                                                                              ------------      -----
                                                                                                25,822,984        9.3
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$77,377,304)                              77,377,304       27.8
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$284,647,884).........................   276,121,127       99.2
                                               OTHER ASSETS LESS LIABILITIES................     2,331,014        0.8
                                                                                              ------------      -----
                                               NET ASSETS...................................  $278,452,141      100.0%
                                                                                              ============      =====
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$284,647,884).......               $276,121,127
Cash........................................................                      4,984
Receivables:
  Securities sold...........................................  $2,112,063
  Dividends.................................................     243,440
  Capital shares sold.......................................     229,717      2,585,220
                                                              ----------
Prepaid expenses............................................                     27,938
                                                                           ------------
Total assets................................................                278,739,269
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     153,934
  Capital shares redeemed...................................      40,209        194,143
                                                              ----------
Accrued expenses and other liabilities......................                     92,985
                                                                           ------------
Total liabilities...........................................                    287,128
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $278,452,141
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  2,380,756
Paid-in capital in excess of par............................                296,866,847
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                (12,261,513)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                 (8,533,949)
                                                                           ------------
NET ASSETS..................................................               $278,452,141
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $278,452,141 and 23,807,558
  shares outstanding........................................               $      11.70
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                 $  2,061,174
Dividends (net of $111,157 foreign withholding tax).........                    1,266,195
                                                                             ------------
Total income................................................                    3,327,369
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,933,137
Custodian fees..............................................        95,797
Accounting services.........................................        58,556
Professional fees...........................................        28,575
Printing and shareholder reports............................        21,325
Pricing services............................................         5,359
Transfer agent fees.........................................         4,178
Directors' fees and expenses................................         3,726
                                                              ------------
Total expenses..............................................                    2,150,653
                                                                             ------------
Investment Income--net......................................                    1,176,716
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................     4,729,837
  Foreign currency transactions--net........................      (118,812)     4,611,025
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (55,346,333)
  Foreign currency transactions--net........................        (3,685)   (55,350,018)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(49,562,277)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2000              1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,176,716       $  1,268,598
Realized gain on investments and foreign currency
  transactions--net.........................................    4,611,025          2,090,153
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........  (55,350,018)        45,178,580
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................  (49,562,277)        48,537,331
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (1,050,778)        (1,171,390)
Realized gain on investments--net:
  Class A...................................................   (5,728,751)        (1,105,991)
In excess of realized gain on investments--net:
  Class A...................................................  (12,387,451)                --
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (19,166,980)        (2,277,381)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................  166,773,624        114,490,492
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   98,044,367        160,750,442
Beginning of year...........................................  180,407,774         19,657,332
                                                              ------------      ------------
End of year.................................................  $278,452,141      $180,407,774
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS A++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     FOR THE YEAR
FINANCIAL STATEMENTS.                                                 ENDED             FOR THE PERIOD
                                                                  DECEMBER 31,          JUNE 5, 1998+
                                                              ---------------------      TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                         2000         1999            1998
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  14.78     $  10.82        $ 10.00
                                                              --------     --------        -------
Investment income--net......................................       .06          .11            .03
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     (2.26)        4.06            .79
                                                              --------     --------        -------
Total from investment operations............................     (2.20)        4.17            .82
                                                              --------     --------        -------
Less dividends and distributions:
  Investment income--net....................................      (.05)        (.12)            --
  Realized gain on investments--net.........................      (.26)        (.09)            --
  In excess of realized gain on investments--net............      (.57)          --             --
                                                              --------     --------        -------
Total dividends and distributions...........................      (.88)        (.21)            --
                                                              --------     --------        -------
Net asset value, end of period..............................  $  11.70     $  14.78        $ 10.82
                                                              ========     ========        =======
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   (15.00%)      38.69%          8.20%++
                                                              ========     ========        =======
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .83%         .87%          1.03%*
                                                              ========     ========        =======
Investment income--net......................................      .46%         .97%           .63%*
                                                              ========     ========        =======
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $278,452     $180,408        $19,657
                                                              ========     ========        =======
Portfolio turnover..........................................    95.98%       99.09%         15.25%
                                                              ========     ========        =======
------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $125,938 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $131,577 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $296,401,343 and $216,750,894, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)     Losses
--------------------------------------------------------------------
Long-term investments.................    $4,730,021     $(8,526,757)
Short-term investments................          (184)             --
Foreign currency transactions.........      (118,812)         (7,192)
                                          ----------     -----------
Total.................................    $4,611,025     $(8,533,949)
                                          ==========     ===========
--------------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $8,542,503, of which $19,415,812 related to appreciated securities and $27,958,315 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $284,663,630.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

---------------------------------------------------------------
Class A for the Year Ended                            Dollar
December 31, 2000                     Shares          Amount
---------------------------------------------------------------
Shares sold.....................    10,698,270     $157,896,768
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..................     1,606,163       19,166,980
                                    ----------     ------------
Total issued....................    12,304,433      177,063,748
Shares redeemed.................      (704,520)     (10,290,124)
                                    ----------     ------------
Net increase....................    11,599,913     $166,773,624
                                    ==========     ============
---------------------------------------------------------------

---------------------------------------------------------------
Class A for the Year Ended                            Dollar
December 31, 1999                     Shares          Amount
---------------------------------------------------------------
Shares sold.....................    15,332,216     $170,032,328
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..................       159,398        2,277,381
                                    ----------     ------------
Total issued....................    15,491,614      172,309,709
Shares redeemed.................    (5,100,726)     (57,819,217)
                                    ----------     ------------
Net increase....................    10,390,888     $114,490,492
                                    ==========     ============
---------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $2,146,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL GROWTH FOCUS FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period June 5, 1998 (commencement of operations) to December 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, the Fund's Class A Shares had a total return of -9.62%. This compared to total returns of -13.18% for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index and -5.90% for the blended benchmark (which is an equally weighted blend of the MSCI World Stock Index and the Salomon Brothers World Government Bond Index.)

  The Fund's performance during the past 12 months reflected market conditions that were virtually opposite of those that existed during 1999. Globally, we maintained a significant commitment to new economy sectors, including technology, business services, telecommunications equipment and telecommunications services. These sectors, which outperformed throughout 1999, were hard hit between March and December of this year, contributing significantly to the Fund's underperformance relative to the Fund's blended unmanaged benchmark during the period. Although the new economy sectors rallied after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly in November and December. A second factor that negatively affected the Fund's performance was weakness in European currencies during much of 2000, with only a partial reversal taking place late in the year. Our fixed-income commitments provided a positive return for the year, significantly outperforming US and foreign equities. However, the strength of our bond commitments was insufficient to offset the negative return of the Fund's common stock holdings.

PORTFOLIO MATTERS

  As of December 31, 2000, the Fund's asset allocation was: foreign equities, 39% of net assets; US equities, 34%; foreign bonds, 21%; US bonds, 2%; and cash reserves, 4%. We continued to trim our foreign equity commitments in favor of US common stocks during the second half of 2000. During the six months ended December 31, 2000, foreign equities were reduced from 48% of net assets to 38%, while US equities were increased from 27% to 34%.

  While evidence continues to indicate that global economic growth is slowing, we still contend that the slowdown will be gradual and that a hard landing is unlikely. In the United States, prospects for avoiding a hard landing improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. Based on this assessment, we have retained significant assets in new economy sectors, including technology. We believe the pessimism toward many companies in this area is overdone. However, because volatility is likely to persist in global equity markets, we will continue to pursue a high degree of diversification within the portfolio.

  In the Fund's fixed-income sector, we took advantage of a rally in the US bond market to reduce our weighting in the sector from 11% of net assets to 2% during the latter part of 2000. Proceeds were used to increase our foreign bond commitment from 10% to 21%. Within the foreign bond sector, we expanded our position in euro-denominated obligations and established positions in New Zealand and Japan. We continued to partially hedge our positions in Japanese equities and bonds back to US dollars, given expectations that the Japanese yen would continue to weaken relative to the US dollar.

IN CONCLUSION

  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                             MORGAN STANLEY CAPITAL
                                                  GLOBAL STRATEGY FOCUS     INTERNATIONAL WORLD STOCK
                                                 FUND+--CLASS A SHARES*              INDEX++                WEIGHTED INDEX+++
                                                 ----------------------     -------------------------       -----------------
2/28/92**                                               10000.00                    10000.00                    10000.00
12/92                                                   10262.00                     9832.00                    10316.00
12/93                                                   12420.00                    12045.00                    12165.00
12/94                                                   12239.00                    12656.00                    12630.00
12/95                                                   13537.00                    15278.00                    15152.00
12/96                                                   15320.00                    17337.00                    16447.00
12/97                                                   17149.00                    20070.00                    17764.00
12/98                                                   18670.00                    24955.00                    23393.00
12/99                                                   22660.00                    31177.00                    23456.00
12/00                                                   20480.00                    27068.00                    22073.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Global Strategy Focus Fund invests primarily in a portfolio of equity and fixed-income securities of US and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged Index, which is an equally weighted blend of the Morgan
    Stanley Capital International World Stock Index and the Salomon Brothers World Government Bond Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries and government bonds in the major markets, including the United States.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/00                                               -9.62%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/00                                              +8.63
    ----------------------------------------------------------------------------
    Inception (2/28/92) to 12/31/00                                        +8.45
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
    RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -9.05%         -9.62%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
BELGIUM          INSURANCE--MULTILINE      12,900    Fortis 'B'............................  $    419,069       0.1%
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN BELGIUM                      419,069       0.1
----------------------------------------------------------------------------------------------------------------------
BRAZIL           OIL--INTEGRATED           63,600    Petroleo Brasileiro SA--Petrobras.....     1,581,846       0.3
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST            69,300    Aracruz Celulose SA (ADR)*............     1,035,169       0.2
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       136,500    Embratel Participacoes SA (ADR)*......     2,141,344       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN BRAZIL                     4,758,359       0.9
----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS            44,128    Nortel Networks Corporation...........     1,414,854       0.3
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS     19,000    +C-MAC Industries Inc. ...............       847,537       0.2
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                 98,900    +ATS Automation Tooling Systems,
                                                       Inc. ...............................     1,316,911       0.2
                 -----------------------------------------------------------------------------------------------------
                 METALS                    18,300    Alcan Aluminium Ltd. .................       625,631       0.1
                                           49,200    Barrick Gold Corporation..............       805,896       0.2
                                                                                             ------------     -----
                                                                                                1,431,527       0.3
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           84,800    Placer Dome Inc. .....................       816,200       0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTIMEDIA               134,000    +ATI Technologies Inc. ...............       762,783       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL--RELATED              46,000    Alberta Energy Company Ltd. ..........     2,198,935       0.4
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST           141,300    Domtar, Inc. .........................     1,274,710       0.2
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       138,100    BCE Inc. .............................     3,996,269       0.7
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN CANADA                    14,059,726       2.5
----------------------------------------------------------------------------------------------------------------------
CHINA            INTERNET CONTENT          78,300    +China.Com Corporation 'A'............       347,456       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED           96,400    PetroChina Company Limited (ADR)*.....     1,596,625       0.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       132,500    +China Mobile (Hong Kong) Limited.....       723,663       0.1
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN CHINA                      2,667,744       0.5
----------------------------------------------------------------------------------------------------------------------
DENMARK          INDUSTRIAL--SERVICES      20,300    +ISS A/S..............................     1,381,439       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN DENMARK                    1,381,439       0.2
----------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS            85,900    Nokia Oyj (Series A)..................     3,830,947       0.7
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              106,500    Amer Group Ltd. ......................     2,799,800       0.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS     52,600    Perlos Oyj............................     1,086,495       0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 42,000    Sampo Insurance Company Ltd. 'A'......     2,267,444       0.4
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST            48,750    Stora Enso Oyj 'R'....................       576,719       0.1
                 PRODUCTS
                                           17,500    UPM-Kymmene Oyj.......................       600,544       0.1
                                                                                             ------------     -----
                                                                                                1,177,263       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN FINLAND                   11,161,949       2.0
----------------------------------------------------------------------------------------------------------------------
FRANCE           AIRLINES                  98,600    Groupe Air France.....................     2,314,389       0.4
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILE & EQUIPMENT    51,800    Valeo SA..............................     2,313,082       0.4
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER--MISCELLANEOUS    50,000   Christian Dior SA.....................     2,396,542       0.4
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT      14,100    Schneider SA..........................     1,028,631       0.2
                                           57,000    Thomson CSF...........................     2,732,058       0.5
                                                                                             ------------     -----
                                                                                                3,760,689       0.7
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               59,800    +Thomson Multimedia...................     2,798,328       0.5
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 17,200    Axa...................................     2,486,958       0.5
                 -----------------------------------------------------------------------------------------------------
                 OIL--RELATED              14,300    Total Fina SA 'B'.....................     2,126,721       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL SERVICES               6,300    +Compagnie Generale de Geophysique
                                                       SA..................................       423,519       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FRANCE           SEMICONDUCTOR CAPITAL     68,000    STMicroelectronics NV (NY Registered
(CONCLUDED)      EQUIPMENT                             Shares).............................  $  2,911,250       0.5%
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER         8,445    Dassault Systemes SA..................       578,818       0.1
                 -----------------------------------------------------------------------------------------------------
                 SUPERMARKETS              34,900    Carrefour SA..........................     2,192,153       0.4
                 -----------------------------------------------------------------------------------------------------
                 TECHNOLOGY               185,400    +Gemplus International SA.............     1,653,685       0.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS &      47,450    Alcatel...............................     2,695,324       0.5
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--WATER          44,900    Vivendi Universal SA..................     2,955,178       0.5
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN FRANCE                    31,606,636       5.7
----------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILE                65,000    Bayerische Motoren Werke (BMW) AG.....     2,123,792       0.4
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   33,600    Deutsche Bank AG (Registered
                                                       Shares).............................     2,801,377       0.5
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 16,300    Bayer AG..............................       858,558       0.2
                                           28,200    Henkel KGaA (Preferred)...............     1,853,389       0.3
                                           17,800    +SGL Carbon AG........................       951,772       0.2
                                                                                             ------------     -----
                                                                                                3,663,719       0.7
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS     22,789    Epcos AG..............................     1,989,883       0.3
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE         17,300    +Intershop Communications AG..........       544,140       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDICAL                    4,768    +Lion Bioscience AG (ADR)*............       359,388       0.1
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN GERMANY                   11,482,299       2.1
----------------------------------------------------------------------------------------------------------------------
HONG KONG        MULTI--INDUSTRY          160,380    Hutchison Whampoa Limited.............     1,999,635       0.4
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION--ROAD &    49,000    +MTR Corporation Limited..............        86,065       0.0
                 RAIL
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN HONG KONG                  2,085,700       0.4
----------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING                  262,000    Bank of Ireland.......................     2,627,192       0.5
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN IRELAND                    2,627,192       0.5
----------------------------------------------------------------------------------------------------------------------
ISRAEL           SOFTWARE--COMPUTER         6,800    +Check Point Software Technologies
                                                       Ltd. ...............................       908,225       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN ISRAEL                       908,225       0.2
----------------------------------------------------------------------------------------------------------------------
ITALY            AEROSPACE & DEFENSE    2,059,000    +Finmeccanica SpA.....................     2,350,765       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL--RELATED             303,000    ENI SpA...............................     1,934,510       0.4
                 -----------------------------------------------------------------------------------------------------
                 PUBLISHING               188,500    Mondadori (Arnoldo) Editore SpA.......     1,752,128       0.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN ITALY                      6,037,403       1.1
----------------------------------------------------------------------------------------------------------------------
JAPAN            APPLIANCES                12,200    Sony Corporation (ADR)*...............       850,950       0.2
                 -----------------------------------------------------------------------------------------------------
                 BUSINESS SERVICES         14,000    Nippon System Development Co.,
                                                       Ltd. ...............................     1,225,919       0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 34,000    Shin-Etsu Chemical Co., Ltd. .........     1,309,982       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE         24,900    Capcom Company, Ltd. .................       854,711       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS                105,000    NEC Corporation.......................     1,921,629       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               75,000    Fujitsu Limited.......................     1,105,954       0.2
                                            3,650    Keyence Corporation...................       894,921       0.2
                                           21,000    Kyocera Corporation...................     2,293,082       0.4
                                           11,000    Murata Manufacturing Co., Ltd. .......     1,290,718       0.2
                                            6,000    Rohm Company Ltd. ....................     1,140,105       0.2
                                           11,000    TDK Corporation.......................     1,071,103       0.2
                                                                                             ------------     -----
                                                                                                7,795,883       1.4
                 -----------------------------------------------------------------------------------------------------
                 FINANCE                  246,000    The Nikko Securities Co., Ltd. .......     1,906,392       0.3
                                           15,800    Orix Corporation......................     1,585,534       0.3
                                                                                             ------------     -----
                                                                                                3,491,926       0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN            PHARMACEUTICALS           42,000    Yamanouchi Pharmaceutical Co.,
                                                       Ltd. ...............................  $  1,816,813       0.3%
(CONCLUDED)
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE              143,000    Mitsubishi Estate Company, Limited....     1,527,671       0.3
                                          147,000    Mitsui Fudosan Co., Ltd. .............     1,460,989       0.3
                                                                                             ------------     -----
                                                                                                2,988,660       0.6
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS           220    NTT Mobile Communications Network,
                                                       Inc. ...............................     3,795,096       0.7
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES           284    East Japan Railway Company............     1,666,200       0.3
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC      127,000    Tokyo Electric Power..................     3,152,758       0.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN JAPAN                     30,870,527       5.6
----------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                109,900    Panamerican Beverages, Inc. 'A' (US
                                                       Registered Shares)..................     1,559,206       0.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN MEXICO                     1,559,206       0.3
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BROADCASTING &            75,600    Wolters Kluwer NV 'A'.................     2,061,284       0.4
                 PUBLISHING
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS     73,900    +ASM Lithography Holding NV...........     1,678,416       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               85,391    Koninklijke (Royal) Philips
                                                       Electronics NV (NY Registered
                                                       Shares).............................     3,095,424       0.5
                 -----------------------------------------------------------------------------------------------------
                 ENERGY SOURCES            13,350    ING Groep NV (ADR)*...................     1,069,669       0.2
                 -----------------------------------------------------------------------------------------------------
                 FOODS                    132,900    CSM NV................................     3,294,187       0.6
                                          101,626    Koninklijke Ahold NV..................     3,278,516       0.6
                                                                                             ------------     -----
                                                                                                6,572,703       1.2
                 -----------------------------------------------------------------------------------------------------
                 PRINTING & PUBLISHING     55,200    VNU NV................................     2,713,158       0.5
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN THE NETHERLANDS           17,190,654       3.1
----------------------------------------------------------------------------------------------------------------------
NORWAY           PETROLEUM                 37,700    +Petroleum Geo-Services...............       495,912       0.1
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN NORWAY                       495,912       0.1
----------------------------------------------------------------------------------------------------------------------
SINGAPORE        BANKING & FINANCIAL       82,573    DBS Group Holdings Limited............       933,351       0.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION             298,000    City Developments Limited.............     1,383,449       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS     47,100    +Flextronics International Ltd. ......     1,342,350       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN SINGAPORE                  3,659,150       0.7
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      INTERNET CONTENT          15,400    +Daum Communications Corporation......       178,348       0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         4,800    SK Telecom Co., Ltd. .................       960,000       0.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN SOUTH KOREA                1,138,348       0.2
----------------------------------------------------------------------------------------------------------------------
SPAIN            BUILDING &                72,000    Grupo Dragados SA.....................       784,169       0.1
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       138,400    +Telefonica SA........................     2,287,010       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN SPAIN                      3,071,179       0.5
----------------------------------------------------------------------------------------------------------------------
SWEDEN           DIVERSIFIED COMPANIES     67,900    Custos AB.............................     1,849,430       0.3
                                           67,900    Custos AB (Rights)++..................       274,896       0.1
                                                                                             ------------     -----
                                                                                                2,124,326       0.4
                 -----------------------------------------------------------------------------------------------------
                 INVESTMENT MANAGEMENT    100,991    +Capio AB.............................       749,231       0.1
                                          201,982    Investment AB Bure....................     1,102,440       0.2
                                                                                             ------------     -----
                                                                                                1,851,671       0.3
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               90,200    Castellum AB..........................       994,203       0.2
                                          151,200    Fastighets AB Tornet..................     2,435,737       0.4
                                                                                             ------------     -----
                                                                                                3,429,940       0.6
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        49,900    Telefonaktiebolaget LM Ericsson
                                                       (ADR)*..............................       558,256       0.1
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN SWEDEN                     7,964,193       1.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKING & FINANCIAL       30,400    UBS AG (Registered)...................  $  4,961,925       0.9%
                 -----------------------------------------------------------------------------------------------------
                 DRUGS                          1    +Syngenta AG..........................            27       0.0
                 -----------------------------------------------------------------------------------------------------
                 FOODS                      1,470    Nestle SA (Registered Shares).........     3,428,942       0.6
                 -----------------------------------------------------------------------------------------------------
                 HUMAN RESOURCES            1,866    Adecco SA (Registered Shares).........     1,174,526       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL--OTHER          3,273    Swisslog Holding AG...................     1,434,020       0.3
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            1,342    Novartis AG (Registered Shares).......     2,372,620       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN SWITZERLAND               13,372,060       2.4
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BANKING                   94,600    Barclays PLC..........................     2,928,015       0.5
                                          215,300    HSBC Holdings PLC.....................     3,167,909       0.6
                                                                                             ------------     -----
                                                                                                6,095,924       1.1
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                348,086    Diageo PLC............................     3,899,782       0.7
                 -----------------------------------------------------------------------------------------------------
                 CABLE TELEVISION         296,300    +Telewest Communications PLC..........       456,998       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATION            211,000    Marconi PLC...........................     2,266,229       0.4
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES         33,800    Logica PLC............................       883,583       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED INDUSTRIES    21,800    Anglo American PLC....................     1,201,643       0.2
                                          261,200    Billiton PLC..........................     1,006,666       0.2
                                                                                             ------------     -----
                                                                                                2,208,309       0.4
                 -----------------------------------------------------------------------------------------------------
                 FOOD DISTRIBUTION        123,300    Granada Compass PLC...................     1,341,792       0.2
                 -----------------------------------------------------------------------------------------------------
                 HARDWARE PRODUCTS        205,400    Reckitt Benckiser PLC.................     2,828,941       0.5
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE--LIFE          783,000    Old Mutual PLC........................     1,941,611       0.3
                 -----------------------------------------------------------------------------------------------------
                 MANUFACTURING            975,000    Invensys PLC..........................     2,279,352       0.4
                 -----------------------------------------------------------------------------------------------------
                 MEDICAL                  130,500    Smith & Nephew PLC....................       604,317       0.1
                 -----------------------------------------------------------------------------------------------------
                 NETWORKING PRODUCTS      134,200    +Dimension Data Holdings PLC..........       906,115       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED           75,800    Shell Transport & Trading Company
                                                       (ADR)*..............................     3,742,625       0.7
                 -----------------------------------------------------------------------------------------------------
                 OIL--RELATED             202,000    BP Amoco PLC..........................     1,629,437       0.3
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          187,429    +GlaxoSmithKline PLC..................     5,291,655       0.9
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       137,300    Cable & Wireless PLC..................     1,852,042       0.3
                                          207,500    +Energis PLC..........................     1,394,836       0.3
                                        1,611,292    Vodafone AirTouch PLC.................     5,909,057       1.1
                                                                                             ------------     -----
                                                                                                9,155,935       1.7
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN THE UNITED KINGDOM        45,532,605       8.2
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE       24,450    General Dynamics Corporation..........     1,907,100       0.3
                                           34,302    United Technologies Corporation.......     2,696,995       0.5
                                                                                             ------------     -----
                                                                                                4,604,095       0.8
                 -----------------------------------------------------------------------------------------------------
                 ALUMINUM                  22,200    Alcoa Inc. ...........................       743,700       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILE                29,000    +General Motors Corporation (Class
                                                       H)..................................       667,000       0.1
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   29,250    Bank of America Corporation...........     1,341,844       0.2
                                           86,180    The Bank of New York Company, Inc. ...     4,756,059       0.9
                                           29,125    The Chase Manhattan Corporation.......     1,323,367       0.2
                                            4,800    Wachovia Corporation..................       279,000       0.1
                                           66,210    Wells Fargo Company...................     3,687,069       0.7
                                                                                             ------------     -----
                                                                                               11,387,339       2.1
                 -----------------------------------------------------------------------------------------------------
                 BANKING & FINANCIAL      123,200    Citigroup Inc. .......................     6,290,900       1.1
                 -----------------------------------------------------------------------------------------------------
                 BANKING--REGIONAL         58,100    Bank One Corporation..................     2,127,912       0.4
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    BEVERAGES                 45,600    The Coca-Cola Company.................  $  2,778,750       0.5%
(CONTINUED)
                                           16,950    PepsiCo, Inc. ........................       840,084       0.2
                                                                                             ------------     -----
                                                                                                3,618,834       0.7
                 -----------------------------------------------------------------------------------------------------
                 BIOTECHNOLOGY              5,800    +Genentech, Inc. .....................       472,700       0.1
                                            5,600    +Gilead Sciences, Inc. ...............       464,450       0.1
                                            7,800    +Human Genome Sciences, Inc. .........       540,637       0.1
                                                                                             ------------     -----
                                                                                                1,477,787       0.3
                 -----------------------------------------------------------------------------------------------------
                 BROADCASTING/CABLE        31,750    +AT&T Corp.--Liberty Media Group
                                                       (Class A)...........................       430,609       0.1
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS         35,050    +American Tower Corporation (Class
                                                       A)..................................     1,327,519       0.2
                 -----------------------------------------------------------------------------------------------------
                 BUSINESS SERVICES        142,400    +Oracle Corporation...................     4,147,400       0.7
                 -----------------------------------------------------------------------------------------------------
                 CABLE                     54,800    +Charter Communications, Inc. (Class
                                                       A)..................................     1,243,275       0.2
                 -----------------------------------------------------------------------------------------------------
                 CABLE TELEVISION          26,800    +Adelphia Communications (Class A)....     1,383,550       0.2
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 CAPITAL GOODS              7,650    Minnesota Mining and Manufacturing
                                                       Company (3M)........................       921,825       0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 21,050    The Dow Chemical Company..............       770,956       0.1
                                           20,300    E.I. du Pont de Nemours and Company...       980,744       0.2
                                           35,350    Pharmacia Corporation.................     2,156,350       0.4
                                            7,000    Rohm and Haas Company.................       254,188       0.0
                                                                                             ------------     -----
                                                                                                4,162,238       0.7
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS             9,200    +CIENA Corporation....................       749,800       0.1
                 EQUIPMENT                 21,950    Corning Incorporated..................     1,159,234       0.2
                                                                                             ------------     -----
                                                                                                1,909,034       0.3
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS            11,350    +Pegasus Communications Corporation...       292,263       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER-RELATED           9,950    +VERITAS Software Corporation.........       870,625       0.2
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES        106,450    +Cisco Systems, Inc. .................     4,071,712       0.7
                                           33,600    Electronic Data Systems Corporation...     1,940,400       0.3
                                           20,500    International Business Machines
                                                       Corporation.........................     1,742,500       0.3
                                            3,300    +Juniper Networks, Inc. ..............       416,419       0.1
                                                                                             ------------     -----
                                                                                                8,171,031       1.4
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE         14,400    +Ariba, Inc. .........................       772,200       0.1
                                           17,450    +BEA Systems, Inc. ...................     1,174,603       0.2
                                           11,900    +Informatica Corporation..............       470,050       0.1
                                            8,700    +VeriSign, Inc. ......................       645,431       0.1
                                                                                             ------------     -----
                                                                                                3,062,284       0.5
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER TECHNOLOGY       37,850    +Solectron Corporation................     1,283,115       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS                 63,200    Compaq Computer Corporation...........       951,160       0.2
                                            9,900    +Comverse Technology, Inc. ...........     1,075,387       0.2
                                           30,950    +Dell Computer Corporation............       539,691       0.1
                                           24,710    +EMC Corporation......................     1,643,215       0.3
                                            9,100    +NCR Corporation......................       447,038       0.1
                                           19,050    +Palm, Inc. ..........................       538,163       0.1
                                           40,050    +Sun Microsystems, Inc. ..............     1,113,891       0.2
                                                                                             ------------     -----
                                                                                                6,308,545       1.2
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER--GOODS           26,800    Circuit City Stores--Circuit City
                                                       Group...............................       308,200       0.1
                 -----------------------------------------------------------------------------------------------------
                 CONTAINERS & PACKAGING     6,600    +Sealed Air Corporation...............       201,300       0.0
                 -----------------------------------------------------------------------------------------------------
                 COSMETICS                 32,000    Avon Products, Inc. ..................     1,532,000       0.3
                                           32,400    The Gillette Company..................     1,170,450       0.2
                                                                                             ------------     -----
                                                                                                2,702,450       0.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    ELECTRIC & GAS            21,250    +Calpine Corporation..................  $    957,578       0.2%
(CONTINUED)

                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL &               7,700    +The AES Corporation..................       426,388       0.1
                 ELECTRONICS
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT      16,900    Edison International..................       264,062       0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL INSTRUMENTS    13,950    +Sanmina Corporation..................     1,068,919       0.2
                 & CONTROLS
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC COMPONENTS     11,200    +Applied Micro Circuits Corporation...       842,800       0.2
                                           99,800    General Electric Company..............     4,784,162       0.9
                                                                                             ------------     -----
                                                                                                5,626,962       1.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               77,700    Intel Corporation.....................     2,335,856       0.4
                                           40,150    Texas Instruments Incorporated........     1,902,106       0.3
                                                                                             ------------     -----
                                                                                                4,237,962       0.7
                 -----------------------------------------------------------------------------------------------------
                 ENTERTAINMENT              6,100    +Macrovision Corporation..............       451,400       0.1
                 -----------------------------------------------------------------------------------------------------
                 FIBER OPTICS               7,550    +Avanex Corporation...................       449,225       0.1
                 -----------------------------------------------------------------------------------------------------
                 FINANCE                   27,100    American Express Company..............     1,488,806       0.3
                                           20,000    Federal Home Loan Mortgage
                                                       Association.........................     1,377,500       0.2
                                                                                             ------------     -----
                                                                                                2,866,306       0.5
                 -----------------------------------------------------------------------------------------------------
                 FOODS/FOOD PROCESSING     38,150    +The Kroger Co. ......................     1,032,434       0.2
                                            5,750    Wm. Wrigley Jr. Company...............       550,922       0.1
                                                                                             ------------     -----
                                                                                                1,583,356       0.3
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           16,600    Georgia-Pacific Group.................       516,675       0.1
                                           12,900    International Paper Company...........       526,481       0.1
                                                                                             ------------     -----
                                                                                                1,043,156       0.2
                 -----------------------------------------------------------------------------------------------------
                 HEALTHCARE--PRODUCTS &    44,700    HCA--The Healthcare Corporation.......     1,967,247       0.4
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS        17,800    The Clorox Company....................       631,900       0.1
                                           91,400    Colgate-Palmolive Company.............     5,899,870       1.1
                                           55,950    The Procter & Gamble Company..........     4,388,578       0.8
                                                                                             ------------     -----
                                                                                               10,920,348       2.0
                 -----------------------------------------------------------------------------------------------------
                 INDEPENDENT POWER         14,400    +Southern Energy, Inc. ...............       407,700       0.1
                 PRODUCERS
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 17,450    The Allstate Corporation..............       760,166       0.1
                                           58,899    American International Group, Inc. ...     5,805,233       1.0
                                           36,600    ITT Industries, Inc. .................     1,418,250       0.3
                                            6,300    The Progressive Corporation...........       652,838       0.1
                                                                                             ------------     -----
                                                                                                8,636,487       1.5
                 -----------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE         10,900    +Agile Software Corporation...........       538,187       0.1
                                                1    +Openwave Systems Inc. ...............            38       0.0
                                           14,050    +WatchGuard Technologies, Inc. .......       443,453       0.1
                                                                                             ------------     -----
                                                                                                  981,678       0.2
                 -----------------------------------------------------------------------------------------------------
                 LASER SYSTEMS &           14,050    +JDS Uniphase Corporation.............       586,587       0.1
                 COMPONENTS
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY & EQUIPMENT     24,050    Caterpillar Inc. .....................     1,137,866       0.2
                 -----------------------------------------------------------------------------------------------------
                 MANUFACTURING             13,800    Danaher Corporation...................       943,575       0.2
                                           24,770    Millipore Corporation.................     1,560,510       0.3
                                           43,250    Tyco International Ltd. ..............     2,400,375       0.4
                                                                                             ------------     -----
                                                                                                4,904,460       0.9
                 -----------------------------------------------------------------------------------------------------
                 MEDIA & COMMUNICATIONS    90,000    +Metromedia Fiber Network, Inc. (Class
                                                       A)..................................       911,250       0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    MEDICAL                    4,300    +Affymetrix, Inc. ....................  $    319,812       0.1%
(CONTINUED)                                19,000    Alpharma, Inc. (Class A)..............       833,625       0.1
                                           11,000    +Applera Corporation--Celera Genomics
                                                       Group...............................       395,312       0.1
                                           23,550    +Immunex Corporation..................       956,719       0.2
                                            5,750    +Protein Design Labs, Inc. ...........       493,781       0.1
                                                                                             ------------     -----
                                                                                                2,999,249       0.6
                 -----------------------------------------------------------------------------------------------------
                 MEDICAL SERVICES          31,900    +Manor Care, Inc. ....................       657,938       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY        30,250    Johnson & Johnson.....................     3,178,141       0.6
                 -----------------------------------------------------------------------------------------------------
                 MERCHANDISING             30,700    The May Department Stores Company.....     1,005,425       0.2
                 -----------------------------------------------------------------------------------------------------
                 METALS                    37,000    Newmont Mining Corporation............       631,313       0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTIMEDIA                11,900    Time Warner Inc. .....................       621,656       0.1
                 -----------------------------------------------------------------------------------------------------
                 NATURAL GAS                6,400    El Paso Energy Corporation............       458,400       0.1
                                           43,250    Enron Corp. ..........................     3,595,156       0.6
                                                                                             ------------     -----
                                                                                                4,053,556       0.7
                 -----------------------------------------------------------------------------------------------------
                 NETWORKING PRODUCTS        7,000    +ONI Systems Corp. ...................       276,938       0.0
                 -----------------------------------------------------------------------------------------------------
                 OIL                       14,100    Conoco Inc. (Class B).................       408,019       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS       20,250    +Nabors Industries, Inc. .............     1,197,788       0.2
                                            8,600    +Rowan Companies, Inc. ...............       232,200       0.0
                                            8,900    Santa Fe International Corporation....       285,356       0.1
                                           12,800    Tosco Corporation.....................       434,400       0.1
                                                                                             ------------     -----
                                                                                                2,149,744       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED           52,587    Exxon Mobil Corporation...............     4,571,782       0.8
                 -----------------------------------------------------------------------------------------------------
                 OIL FIELD & EQUIPMENT     17,250    +BJ Services Company..................     1,188,094       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL SERVICES              18,000    Baker Hughes Incorporated.............       748,125       0.1
                                           14,900    +Global Marine Inc. ..................       422,787       0.1
                                           11,400    Schlumberger Limited..................       911,288       0.2
                                                                                             ------------     -----
                                                                                                2,082,200       0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICAL--          33,400    American Home Products Corporation....     2,122,570       0.4
                 DIVERSIFIED
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           26,600    Bristol-Myers Squibb Company..........     1,966,737       0.4
                                           26,340    Cardinal Health, Inc. ................     2,624,122       0.5
                                            6,900    Ecolab Inc. ..........................       297,994       0.0
                                           17,000    Eli Lilly and Company.................     1,582,062       0.3
                                           46,820    Merck & Co., Inc. ....................     4,383,523       0.8
                                           10,450    +Millennium Pharmaceuticals, Inc. ....       645,941       0.1
                                           88,460    Pfizer Inc. ..........................     4,069,160       0.7
                                           29,100    Schering-Plough Corporation...........     1,651,425       0.3
                                                                                             ------------     -----
                                                                                               17,220,964       3.1
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE INVESTMENT    12,800    Equity Residential Properties Trust...       708,000       0.1
                 TRUST
                 -----------------------------------------------------------------------------------------------------
                 RESTAURANTS               20,450    McDonald's Corporation................       695,300       0.1
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                    39,340    Lowe's Companies, Inc. ...............     1,750,630       0.3
                                           19,750    +Safeway Inc. ........................     1,234,375       0.2
                                           32,200    Wal-Mart Stores, Inc. ................     1,710,625       0.3
                                                                                             ------------     -----
                                                                                                4,695,630       0.8
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRIES         HELD                       STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    RETAIL--SPECIALTY         32,100    The Home Depot, Inc. .................  $  1,466,569       0.3%
(CONCLUDED)                                12,150    The Sherwin-Williams Company..........       319,697       0.1
                                                                                             ------------     -----
                                                                                                1,786,266       0.4
                 -----------------------------------------------------------------------------------------------------
                 RETAIL--STORES            16,700    Nordstrom, Inc. ......................       303,731       0.1
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                  34,150    +Amdocs Limited.......................     2,262,438       0.4
                                           68,400    +Microsoft Corporation................     2,971,125       0.5
                                           16,050    +RSA Security Inc. ...................       846,638       0.2
                                                                                             ------------     -----
                                                                                                6,080,201       1.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        44,500    +McLeodUSA Incorporated (Class A).....       628,563       0.1
                                           32,350    +Optical Communication Products,
                                                       Inc. ...............................       363,938       0.1
                                           86,850    +Qwest Communications International
                                                       Inc. ...............................     3,560,850       0.6
                                           69,300    SBC Communications Inc. ..............     3,309,075       0.6
                                           41,050    Verizon Communications................     2,057,631       0.4
                                                                                             ------------     -----
                                                                                                9,920,057       1.8
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  18,150    +Nextel Communications, Inc. (Class
                 COMMUNICATION--                       A)..................................       448,078       0.1
                 DOMESTIC PAGING &
                 CELLULAR
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                  11,000    Symbol Technologies, Inc. ............       396,000       0.1
                 TELECOMMUNICATIONS
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL STOCKS IN THE UNITED STATES        187,272,619      33.9
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN STOCKS
                                                     (COST--$388,789,424)                     401,322,194      72.6
----------------------------------------------------------------------------------------------------------------------

                                               FACE
                                             AMOUNT           FIXED-INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                             A$ 11,100,000    Australian Government Bond,
                                                         12% due 11/15/2001..................     6,506,211       1.2
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES IN
                                                       AUSTRALIA                                  6,506,211       1.2
------------------------------------------------------------------------------------------------------------------------
CANADA                                                 Canadian Government Bond:
                                      C$  5,800,000      5.25% due 12/01/2001................     3,857,077       0.7
                                          5,700,000      5.75% due 6/01/2029.................     3,886,019       0.7
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES IN
                                                       CANADA                                     7,743,096       1.4
------------------------------------------------------------------------------------------------------------------------
FRANCE                                E   1,600,000    France O.A.T.,
                                                         5.50% due 4/25/2029.................     1,513,657       0.3
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES IN
                                                       FRANCE                                     1,513,657       0.3
------------------------------------------------------------------------------------------------------------------------
GERMANY                               E  36,670,000    BundesObligation,
                                                         4.75% due 11/20/2001................    34,459,864       6.2
                                                       Bundesrepublic Deutschland:
                                          3,040,000      6.50% due 10/14/2005................     3,092,124       0.6
                                          7,730,000      4.75% due 7/04/2028.................     6,632,824       1.2
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES IN
                                                       GERMANY                                   44,184,812       8.0
------------------------------------------------------------------------------------------------------------------------
ITALY                                                  Buoni Poliennali Del Tesoro:
                                      E   7,000,000      5.50% due 11/01/2010................     6,726,092       1.2
                                          1,800,000      5.25% due 11/01/2029................     1,567,390       0.3
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES IN ITALY     8,293,482       1.5
------------------------------------------------------------------------------------------------------------------------
JAPAN                                 Y1,800,000,000   Japan Government Bond, #5B,
                                                         1.20% due 9/20/2005.................    15,936,620       2.9
                                      1,800,000,000    Japan Government Bond, #57,
                                                         0.70% due 10/20/2003................    15,785,023       2.8
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES IN JAPAN    31,721,643       5.7
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                           PERCENT OF
COUNTRY                                      AMOUNT           FIXED-INCOME SECURITIES             VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                           NZ$14,550,000    New Zealand Government Bond,
                                                         8% due 2/15/2001....................  $  6,448,554       1.2%
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES
                                                       IN NEW ZEALAND                             6,448,554       1.2
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                        L   6,225,000    United Kingdom Gilt,
                                                         7% due 11/06/2001...................     9,422,664       1.7
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES
                                                       IN THE UNITED KINGDOM                      9,422,664       1.7
------------------------------------------------------------------------------------------------------------------------
UNITED STATES                         US$ 1,840,000    US Treasury Bonds, 6.125% due
                                                         8/15/2029...........................     2,001,294       0.4
                                                       US Treasury Notes:
                                          2,900,000      5.50% due 7/31/2001.................     2,896,375       0.5
                                          3,500,000      5.50% due 8/31/2001.................     3,495,625       0.6
                                          3,450,000      6.25% due 8/15/2023.................     3,731,382       0.7
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED-INCOME SECURITIES
                                                       IN THE UNITED STATES                      12,124,676       2.2
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN FIXED-INCOME
                                                       SECURITIES (COST--$131,052,238)          127,958,795      23.2
------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                1,113,000    General Motors Acceptance Corp., 6.75%
PAPER**                                                  due 1/02/2001.......................     1,112,374       0.2
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                            20,000,000    Freddie Mac Participation
AGENCY                                                   Certificates, 6.45% due 1/02/2001...    19,989,250       3.6
OBLIGATIONS**
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-TERM
                                                       SECURITIES (COST--$21,101,624)            21,101,624       3.8
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS
                                                       (COST--$540,943,286)..................   550,382,613      99.6
                                                       UNREALIZED APPRECIATION ON FORWARD
                                                       FOREIGN EXCHANGE CONTRACTS***.........     1,699,564       0.3
                                                       OTHER ASSETS LESS LIABILITIES.........       771,318       0.1
                                                                                               ------------     -----
                                                       NET ASSETS............................  $552,853,495     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

*** Forward foreign exchange contracts as of December 31, 2000 were as follows:
--------------------------------------------------------------------------------

                                                                                                           UNREALIZED
                    FOREIGN CURRENCY SOLD                      EXPIRATION DATE                            APPRECIATION
----------------------------------------------------------------------------------------------------------------------
C$   27,800,000                                                February 2001                               $   19,517
Y    3,800,000,000                                              January 2001                                1,680,047
----------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(US$ COMMITMENT--$53,590,280)                                                                              $1,699,564
                                                                                                           ==========
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ The rights may be exercised until January 17, 2001.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$540,943,286).......                $550,382,613
Unrealized appreciation on forward foreign exchange
  contracts.................................................                   1,699,564
Cash........................................................                         823
Foreign cash................................................                         218
Receivables:
  Securities sold...........................................  $3,543,939
  Interest..................................................   1,273,048
  Dividends.................................................     526,641
  Capital shares sold.......................................      28,883       5,372,511
                                                              ----------
Prepaid expenses and other assets...........................                       8,751
                                                                            ------------
Total assets................................................                 557,464,480
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Forward foreign exchange contracts........................   2,270,958
  Securities purchased......................................   1,852,459
  Investment adviser........................................     273,053
  Capital shares redeemed...................................       3,948       4,400,418
                                                              ----------
Accrued expenses and other liabilities......................                     210,567
                                                                            ------------
Total liabilities...........................................                   4,610,985
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $552,853,495
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                $  5,097,452
Paid-in capital in excess of par............................                 557,991,233
Accumulated distributions in excess of investment
  income--net...............................................                  (7,202,764)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                 (14,220,377)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                  11,187,951
                                                                            ------------
NET ASSETS..................................................                $552,853,495
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $552,853,495 and 50,974,520
  shares outstanding........................................                $      10.85
                                                                            ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $608,901 foreign withholding tax).........                   $   9,205,033
Interest and discount earned................................                       8,778,936
Other income................................................                          51,718
                                                                               -------------
Total income................................................                      18,035,687
                                                                               -------------
EXPENSES:
Investment advisory fees....................................  $   4,225,294
Custodian fees..............................................        208,878
Accounting services.........................................        159,270
Professional fees...........................................         65,033
Printing and shareholder reports............................         57,624
Directors' fees and expenses................................         13,522
Pricing services............................................         10,242
Registration fees...........................................         10,000
Transfer agent fees.........................................          5,109
Other.......................................................         28,836
                                                              -------------
Total expenses..............................................                       4,783,808
                                                                               -------------
Investment income--net......................................                      13,251,879
                                                                               -------------
--------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
  TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................     55,270,148
  Foreign currency transactions--net........................     (5,908,267)      49,361,881
                                                              -------------
Change in unrealized appreciation on:
  Investments--net..........................................   (126,933,024)
  Foreign currency transactions--net........................      1,786,114     (125,146,910)
                                                              -------------    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   $ (62,533,150)
                                                                               =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2000             1999
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  13,251,879    $ 10,396,006
Realized gain on investments and foreign currency
  transactions--net.........................................     49,361,881      78,389,425
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (125,146,910)     45,767,171
                                                              -------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (62,533,150)    134,552,602
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (10,764,555)    (14,746,772)
In excess of investment income--net:
  Class A...................................................     (2,467,530)     (2,747,792)
Realized gain on investments--net:
  Class A...................................................    (52,980,663)    (78,043,311)
In excess of realized gain on investments--net:
  Class A...................................................    (18,955,617)             --
                                                              -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (85,168,365)    (95,537,875)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (26,485,307)    (78,000,222)
                                                              -------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (174,186,822)    (38,985,495)
Beginning of year...........................................    727,040,317     766,025,812
                                                              -------------    ------------
End of year.................................................  $ 552,853,495    $727,040,317
                                                              =============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                   CLASS A
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL        ------------------------------------------------------------
STATEMENTS.
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    2000+        1999+         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $  14.13     $  13.41     $  14.71     $  13.87     $  12.55
                                                          --------     --------     --------     --------     --------
Investment income--net................................         .27          .20          .34          .35          .28
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................       (1.62)        2.58          .76         1.21         1.33
                                                          --------     --------     --------     --------     --------
Total from investment operations......................       (1.35)        2.78         1.10         1.56         1.61
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.24)        (.30)        (.55)        (.30)        (.29)
  In excess of investment income--net.................        (.06)        (.05)          --           --           --
  Realized gain on investments--net...................       (1.20)       (1.71)       (1.70)        (.42)          --
  In excess of realized gain on investments--net......        (.43)          --         (.15)          --           --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................       (1.93)       (2.06)       (2.40)        (.72)        (.29)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $  10.85     $  14.13     $  13.41     $  14.71     $  13.87
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      (9.62%)      21.37%        8.87%       11.94%       13.17%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .73%         .73%         .72%         .73%         .71%
                                                          ========     ========     ========     ========     ========
Investment income--net................................       2.03%        1.49%        2.40%        2.33%        2.68%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $552,853     $727,040     $766,026     $869,647     $870,203
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................     118.64%      103.76%      120.59%      108.66%      173.44%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a

--------------------------------------------------------------------------------

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $317,498 decrease to cost of securities and a corresponding $317,498 increase in net unrealized depreciation, based on securities held as of December 31, 2000.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $4,735,234 have been reclassified between accumulated distributions in excess of net realized capital gains and accumulated distributions in excess of net investment income and $6 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to

--------------------------------------------------------------------------------

the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $248,210 in commissions on the execution of portfolio security transactions

  For the year ended December 31, 2000, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $516 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $727,213,343 and $820,551,768, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

---------------------------------------------------------

                                                   Realized
                                                    Gains        Unrealized
                                                   (Losses)         Gains
----------------------------------------------------------------------------
Long-term investments..........................  $ 55,269,962    $ 9,439,327
Short-term investments.........................           186             --
Foreign currency transactions..................   (15,021,239)        49,060
Forward foreign exchange contracts.............     9,112,972      1,699,564
                                                 ------------    -----------
Total..........................................  $ 49,361,881    $11,187,951
                                                 ============    ===========
----------------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,227,150, of which $57,831,625 related to appreciated securities and $54,604,475 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $547,155,463.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------------
Class A Shares for the Year Ended                                  Dollar
December 31, 2000                                   Shares         Amount
----------------------------------------------------------------------------
Shares sold.....................................     165,604    $  2,273,235
Shares issued to shareholders in reinvestment of
 dividends and distributions....................   7,727,662      85,168,365
                                                  ----------    ------------
Total issued....................................   7,893,266      87,441,600
Shares redeemed.................................  (8,371,734)   (113,926,907)
                                                  ----------    ------------
Net decrease....................................    (478,468)   $(26,485,307)
                                                  ==========    ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Class A Shares for the Year Ended                                 Dollar
December 31, 1999                                 Shares          Amount
----------------------------------------------------------------------------
Shares sold...................................      122,464    $   1,702,788
Shares issued to shareholders in reinvestment
 of dividends and distributions...............    6,938,455       95,537,875
                                                -----------    -------------
Total issued..................................    7,060,919       97,240,663
Shares redeemed...............................  (12,752,079)    (175,240,885)
                                                -----------    -------------
Net decrease..................................   (5,691,160)   $ (78,000,222)
                                                ===========    =============
----------------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. SECURITY LOANS:

At December 31, 2000, the Fund held collateral having an aggregate value of approximately $9,860,000 as collateral for portfolio securities loaned having a market value of approximately $8,983,000.

7. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $325,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GLOBAL STRATEGY FOCUS FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, The Fund's Class A Shares had a total return of +11.50%. This compared to a total return of +12.33% for the unmanaged Salomon Smith Barney Government/Mortgage Index.

  The structure of the Fund over the past year was influenced by our outlook on interest rate movements. During August, after the first two Treasury rallies since the downturn of the NASDAQ Composite Index in March, we began to focus on yield spread and liquidity. We established slight overweighted positions in both agency and mortgage securities, which bolstered the overall yield in the Fund. Within the mortgage sector, we were slightly overweighted in higher-collateral (7%-- 7.5%) coupons relative to the Salomon Smith Barney Government/Mortgage Index. We also took positions in several collateralized mortgage obligations
(CMOs) that were similar in structure to 15-year collateral but carried an extra 15 basis points--20 basis points (0.15%--0.20%) of yield. As for agency issues, we sold several of our callable positions and bought more liquid bullet agencies (bonds with a single maturity date, unlike serial bonds). Despite giving up some of the yield available in the callable bonds, our overall yield in this sector exceeded that of the Index, while increasing our liquidity. From a duration standpoint, the portfolio was structured to be neutral both on an aggregate basis and in distribution across the yield curve.

  We remained comfortable with this structure into December. However, as the December 19, 2000 meeting of the Federal Reserve Board approached and the market began to anticipate a return to a neutral bias, the Treasury market began to rally. The results of that rally had meaningful implications for the mortgage market. Mortgage commitment rates fell 50 basis points to about 7.2%, making a significant portion of outstanding mortgage loans eligible for refinancing. As a result, higher coupon mortgages (those greater than 7%) significantly underperformed Treasury securities. Lower coupons also suffered in response to the risk of an increased supply in 6.5% coupons. Our CMOs, because of their increasingly lower effective duration, also did not perform as well as we would have liked. Regrettably, the strategy that worked so well for more than five months was less than effective in the final two weeks of 2000.

IN CONCLUSION

  Looking ahead, our strategy is to underweight mortgage securities, specifically coupons greater than 7%. We intend to sell several CMOs with durations below our target level, thereby capturing more of the effect of the lower interest rates we anticipate in 2001. We believe that both Treasury and agency issues are likely to outperform mortgages for the next several months, and we expect to overweight those sectors. We will look for evidence of stability in Treasury rates as the cue for a return to the neutral, spread-focused strategy that served us so well for most of the past year.

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                              SALOMON SMITH BARNEY          MERRILL LYNCH US
                                                 GOVERNMENT BOND FUND+--       GOVERNMENT/MORTGAGE       TREASURY/AGENCY MASTER
                                                     CLASS A SHARES*                 INDEX++                    INDEX+++
                                                 -----------------------      --------------------       ----------------------
5/02/94**                                                 10000                       10000                       10000
12/94                                                     10179                       10074                       10062
12/95                                                     11688                       11871                       11904
12/96                                                     12023                       12308                       12233
12/97                                                     13091                       13477                       13408
12/98                                                     14238                       14657                       14728
12/99                                                     13982                       14571                       14417
12/00                                                     15590                       16368                       16307

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Government Bond Fund invests in debt securities issued or guaranteed by the US
  Government, its agencies or instrumentalities.
++ This unmanaged index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. The starting date for the index in the line graph is from 4/30/94.
+++ This unmanaged index is comprised of all US Government agency notes and bonds and US Treasury securities maturing in more than one year.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
    AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/00                                              +11.50%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/00                                             + 5.93
    ----------------------------------------------------------------------------
    Inception (5/02/94) through 12/31/00                                  + 6.89
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
    RECENT PERFORMANCE RESULTS*
    ----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF DECEMBER 31, 2000                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +7.20%         +11.50%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT           $14,000,000      Federal Farm Credit Bank, 6.875% due 5/01/2002.........    $ 14,210,000
BANK--4.3%
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL FARM CREDIT BANK
                                               (COST--$13,991,930)                                          14,210,000
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK--6.6%                   Federal Home Loan Bank:
                                2,500,000        6.75% due 2/01/2002..................................       2,526,175
                                7,500,000        6.75% due 5/01/2002..................................       7,599,600
                                2,200,000        6.625% due 8/27/2007.................................       2,291,784
                                4,635,000        6.175% due 4/17/2008.................................       4,545,915
                                5,000,000        6.50% due 8/14/2009..................................       5,132,050
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANK
                                               (COST--$21,596,907)                                          22,095,524
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--18.2%                             Freddie Mac-Gold Program+:
                                  344,599        7.50% due 2/01/2023..................................         351,521
                                   79,118        7.50% due 5/01/2024..................................          80,646
                                1,804,281        7.50% due 6/01/2024..................................       1,839,110
                                1,236,915        7.50% due 7/01/2024..................................       1,260,791
                                1,643,248        7.50% due 8/01/2024..................................       1,674,967
                                  488,871        7.50% due 9/01/2024..................................         498,307
                                  245,133        7.50% due 12/01/2024.................................         250,004
                                  573,100        7.50% due 4/01/2025..................................         584,486
                                  920,033        7.50% due 8/01/2025..................................         936,597
                                  291,429        7.50% due 11/01/2025.................................         296,676
                                  477,631        7.50% due 2/01/2026..................................         487,120
                                   27,838        7.50% due 4/01/2026..................................          28,303
                                   25,295        7.50% due 5/01/2026..................................          25,750
                                  146,747        7.50% due 7/01/2026..................................         149,200
                                  701,250        7.50% due 8/01/2026..................................         712,973
                                1,043,827        7.50% due 2/01/2027..................................       1,062,620
                                  537,092        7.50% due 4/01/2027..................................         546,071
                                   45,652        7.50% due 6/01/2027..................................          46,373
                                  209,562        7.50% due 10/01/2027.................................         212,873
                                   25,848        7.50% due 11/01/2027.................................          26,256
                                   25,376        7.50% due 12/01/2027.................................          25,777
                                  140,422        7.50% due 1/01/2028..................................         142,640
                                   10,900        7.50% due 2/01/2028..................................          11,065
                                   48,146        7.50% due 4/01/2028..................................          48,875
                                  211,164        7.50% due 5/01/2028..................................         214,362
                                   36,360        7.50% due 1/01/2029..................................          36,900
                                   86,693        6.50% due 3/01/2029..................................          85,531
                                  743,598        7.50% due 3/01/2029..................................         754,648
                                  901,888        7.50% due 4/01/2029..................................         914,927
                                  413,738        6.50% due 6/01/2029..................................         408,281
                                8,523,516        6.50% due 7/01/2029..................................       8,409,277
                                2,830,529        7% due 7/01/2029.....................................       2,837,759
                                   90,764        6.50% due 8/01/2029..................................          89,547
                                   45,120        6.50% due 9/01/2029..................................          44,515
                                  112,996        6.50% due 10/01/2029.................................         111,481
                                               Freddie Mac Participation Certificates:
                                4,500,000        FSPCT-17A3, 6.56% due 3/25/2016......................       4,501,406
                                4,127,114        FHR 102I, 7% due 12/15/2020..........................       4,138,092
                                4,736,143        FHR 2200 FB, 7.286% due 11/20/2023...................       4,755,277
                                5,115,037        FHR 2140 KE, 6.30% due 5/15/2026.....................       5,086,034
                               11,845,436        FHR 2212 A, 7% due 10/15/2027........................      12,005,327
                                5,000,000        FHR 2038 PC, 5.50% due 2/15/2028.....................       4,696,850
                                   30,483      Freddie Mac Participation Certificates-Gold Program,
                                                 6.50% due 9/01/2029+.................................          30,075
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC
                                               (COST--$59,784,515)                                          60,419,290
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE--27.9%                              Fannie Mae+:
                              $ 4,147,898        8% due 4/01/2008.....................................    $  4,217,048
                                7,165,000        5.83% due 12/10/2008.................................       6,933,542
                                  539,749        7% due 6/01/2028.....................................         541,045
                                  795,907        7% due 10/01/2028....................................         797,817
                                  984,138        7% due 12/01/2028....................................         986,501
                                2,372,280        7% due 2/01/2029.....................................       2,375,775
                                4,429,132        7% due 3/01/2029.....................................       4,435,656
                                7,677,901        7% due 5/01/2029.....................................       7,692,112
                               11,743,564        6.50% due 6/01/2029..................................      11,582,591
                               13,266,155        7% due 6/01/2029.....................................      13,287,751
                                6,587,945        6.50% due 7/01/2029..................................       6,497,642
                                2,921,847        7% due 7/01/2029.....................................       2,926,151
                                  944,834        7% due 8/01/2029.....................................         946,226
                                  150,522        6.50% due 9/01/2029..................................         148,459
                                  381,575        7% due 9/01/2029.....................................         382,137
                                  723,966        7% due 10/01/2029....................................         725,033
                                1,282,215        7% due 11/01/2029....................................       1,284,104
                                  575,477        7% due 12/01/2029....................................         576,326
                                  212,679        7% due 1/01/2030.....................................         212,992
                                1,251,481        7% due 2/01/2030.....................................       1,252,819
                                2,374,033        7% due 3/01/2030.....................................       2,376,786
                                2,166,817        7% due 4/01/2030.....................................       2,169,132
                                9,301,383        7.50% due 6/01/2030..................................       9,431,526
                                5,309,735        7.50% due 7/01/2030..................................       5,384,028
                                5,500,000      Fannie Mae 1998-M7 "B", 6.332% due 3/25/2007...........       5,487,827
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE
                                               (COST--$91,954,862)                                          92,651,026
----------------------------------------------------------------------------------------------------------------------
GINNIE MAE--4.3%                               Ginnie Mae+:
                               12,924,865        6.50% due 2/15/2028..................................      12,794,971
                                1,625,560        6.50% due 5/15/2028..................................       1,609,223
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL GINNIE MAE
                                               (COST--$14,511,776)                                          14,404,194
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING                         Private Export Funding Corporation:
CORPORATION--2.9%
                                3,895,000        5.50% due 3/15/2001..................................       3,887,171
                                3,335,000        7.01% due 4/30/2004..................................       3,475,670
                                2,000,000        7.11% due 4/15/2007..................................       2,125,620
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL PRIVATE EXPORT FUNDING CORPORATION
                                               (COST--$9,636,334)                                            9,488,461
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--3.7%
                                5,000,000        6.25% due 12/15/2017.................................       4,971,850
                                7,000,000        6.75% due 11/01/2025.................................       7,356,510
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY
                                               (COST--$11,694,520)                                          12,328,360
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Bonds:
NOTES--26.2%
                                4,000,000        11.875% due 11/15/2003...............................       4,705,000
                                2,000,000        10.625% due 8/15/2015................................       3,025,000
                                1,500,000        9.25% due 2/15/2016..................................       2,071,410
                                2,500,000        7.50% due 11/15/2016.................................       3,013,275
                                7,500,000        8.875% due 8/15/2017.................................      10,194,150
                                9,500,000        8.125% due 8/15/2021.................................      12,422,770
                                2,000,000        6.125% due 11/15/2027................................       2,150,320

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                         US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Notes:
NOTES (CONCLUDED)
                              $ 3,000,000        7.875% due 8/15/2001.................................    $  3,038,430
                                4,000,000        6.25% due 2/28/2002..................................       4,035,000
                                1,500,000        6.25% due 6/30/2002..................................       1,519,215
                                6,000,000        6.25% due 2/15/2003..................................       6,126,540
                               11,500,000        7.25% due 8/15/2004..................................      12,294,190
                                7,000,000        7% due 7/15/2006.....................................       7,619,080
                                6,000,000        6.125% due 8/15/2007.................................       6,317,820
                                8,100,000        6% due 8/15/2009.....................................       8,546,796
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY BONDS & NOTES
                                               (COST--$83,585,456)                                          87,078,996
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$306,756,300)--94.1%                                 312,675,851
----------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--4.9%   16,254,000      Warburg Dillon Read LLC, purchased on 12/29/2000 to
                                                 yield 6% to 1/02/2001................................      16,254,000
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$16,254,000)--4.9%                                    16,254,000
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$323,010,300)--99.0%............................     328,929,851
                                               OTHER ASSETS LESS LIABILITIES--1.0%....................       3,289,260
                                                                                                          ------------
                                               NET ASSETS--100.0%.....................................    $332,219,111
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$323,010,300).......               $328,929,851
Cash........................................................                        358
Receivables:
  Interest..................................................  $3,556,345
  Capital shares sold.......................................     206,519
  Paydowns..................................................     113,508      3,876,372
                                                              ----------
Prepaid expenses and other assets...........................                     28,046
                                                                           ------------
Total assets................................................                332,834,627
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................     388,190
  Investment adviser........................................     125,649        513,839
                                                              ----------
Accrued expenses and other liabilities......................                    101,677
                                                                           ------------
Total liabilities...........................................                    615,516
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $332,219,111
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  3,152,428
Paid-in capital in excess of par............................                330,285,683
Undistributed investment income--net........................                  1,560,206
Accumulated realized capital losses on investments--net.....                 (8,698,757)
Unrealized appreciation on investments--net.................                  5,919,551
                                                                           ------------
NET ASSETS..................................................               $332,219,111
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $332,219,111 and 31,524,285
  shares outstanding........................................               $      10.54
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $23,587,728
Other income................................................                     7,279
                                                                           -----------
Total income................................................                23,595,007
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,723,679
Accounting services.........................................      79,580
Custodian fees..............................................      46,737
Professional fees...........................................      38,603
Printing and shareholder reports............................      31,150
Pricing services............................................      16,032
Directors' fees and expenses................................       7,218
Transfer agent fees.........................................       5,055
Other.......................................................       5,178
                                                              ----------
Total expenses..............................................                 1,953,232
                                                                           -----------
Investment income--net......................................                21,641,775
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                (7,042,722)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                22,791,707
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $37,390,760
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 21,641,775    $ 21,322,510
Realized loss on investments--net...........................      (7,042,722)     (1,609,613)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      22,791,707     (26,034,501)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................      37,390,760      (6,321,604)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (20,468,359)    (22,902,351)
In excess of investment income--net:
  Class A...................................................              --             (68)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (20,468,359)    (22,902,419)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (47,097,161)     41,202,248
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (30,174,760)     11,978,225
Beginning of year...........................................     362,393,871     350,415,646
                                                                ------------    ------------
End of year*................................................    $332,219,111    $362,393,871
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  1,560,206    $    386,790
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                           -------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000++       1999        1998        1997       1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  10.03    $  10.88    $  10.60    $  10.40    $ 10.79
                                                                --------    --------    --------    --------    -------
Investment income--net......................................         .64         .61         .59         .63        .65
Realized and unrealized gain (loss) on investments--net.....         .47        (.80)        .31         .25       (.36)
                                                                --------    --------    --------    --------    -------
Total from investment operations............................        1.11        (.19)        .90         .88        .29
                                                                --------    --------    --------    --------    -------
Less dividends and distributions:
  Investment income--net....................................        (.60)       (.66)       (.60)       (.63)      (.64)
  In excess of investment income--net.......................          --          --+         --          --         --
  Realized gain on investments--net.........................          --          --        (.02)       (.05)      (.04)
  In excess of realized gain on investments--net............          --          --          --          --+        --
                                                                --------    --------    --------    --------    -------
Total dividends and distributions...........................        (.60)       (.66)       (.62)       (.68)      (.68)
                                                                --------    --------    --------    --------    -------
Net asset value, end of year................................    $  10.54    $  10.03    $  10.88    $  10.60    $ 10.40
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................      11.50%      (1.80%)      8.76%       8.88%      2.86%
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .57%        .55%        .56%        .51%       .15%
                                                                ========    ========    ========    ========    =======
Expenses....................................................        .57%        .55%        .56%        .57%       .59%
                                                                ========    ========    ========    ========    =======
Investment income--net......................................       6.26%       5.86%       5.66%       6.26%      6.39%
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $332,219    $362,394    $350,416    $179,820    $89,581
                                                                ========    ========    ========    ========    =======
Portfolio turnover..........................................      70.01%     116.59%      43.10%     117.65%     21.23%
                                                                ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Amount is less than $.01 per share.
++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $1,372,384 decrease to cost of securities and a corresponding $1,372,384 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed

--------------------------------------------------------------------------------

on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.
  For the year ended December 31, 2000, Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $4,005 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $230,589,296 and $276,519,034, respectively.

  Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                             Losses         Gains
--------------------------------------------------------------------
Long-term investments..................   $(7,042,722)    $5,919,551
                                          -----------     ----------
Total..................................   $(7,042,722)    $5,919,551
                                          ===========     ==========
--------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,610,567, of which $8,141,958 related to appreciated securities and $2,531,391 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $323,319,284.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,863,267    $ 19,068,369
Shares issued to shareholders in
 reinvestment of dividends...........   2,022,626      20,468,359
                                       ----------    ------------
Total issued.........................   3,885,893      39,536,728
Shares redeemed......................  (8,497,424)    (86,633,889)
                                       ----------    ------------
Net decrease.........................  (4,611,531)   $(47,097,161)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,662,244    $ 48,874,138
Shares issued to shareholders in
 reinvestment of dividends...........   2,216,991      22,902,419
                                       ----------    ------------
Total issued.........................   6,879,235      71,776,557
Shares redeemed......................  (2,962,902)    (30,574,309)
                                       ----------    ------------
Net increase.........................   3,916,333    $ 41,202,248
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $8,370,000, of which $1,424,000 expires in 2007 and $6,946,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On January 2, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.049492 per Class A Share payable on January 2, 2001 to shareholders of record as of December 29, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, GOVERNMENT BOND FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

MARKET REVIEW

  The six months ended December 31, 2000 represented a difficult and volatile period for the high-yield sector. Beginning in September, the market was battered by a confluence of negative factors, including a sharp correction in the equity markets, a rising level of credit distress, relentless mutual fund outflows and limited market making by dealers (particularly following news that Morgan Stanley Dean Witter had sustained large trading losses on high-yield bond inventories). Conditions had become so grim that November 2000 produced one of the worst monthly returns in the history of the high-yield asset class. By early December, the yield on the Credit Suisse First Boston (CSFB) Global High Yield Index reached an astounding 15.21%, with a spread to US Treasury securities of 957 basis points. (The current yield was 13.44%.) These hefty yields appeared to reignite investor interest in the sector, and high-yield funds finally saw some weekly inflows. This, coupled with a limited number of new issues, resulted in a gapping-up in bond prices, particularly among the large, better-quality credits. Although December produced a solid return of +2.01%, the CSFB Global High Yield Index ended the six-month period with a return of -4.41%. For the year ended December 31, 2000, the Index's return of -5.21% was the worst since 1990.

  The poor returns for both the six-month and 12-month periods ended December 31, 2000 were precipitated by the large number of credit blowups that had stemmed from poor operating results. Despite a strong economy, the distress ratio as of mid-December stood at 32.8%, up from 27.9% one month earlier. (This ratio represents the percentage of issues in a universe of 1,464 issues tracked by Merrill Lynch High Yield Research that trade at a spread to Treasury securities of over 1,000 basis points.) The distress ratio rose steadily throughout the year, reaching its highest level since it hit 33.2% in September 1991. The latter half of the year witnessed numerous credit casualties in the steel, automotive and telecommunications sectors, particularly among build-out phase enterprises. The trailing 12-month default rate (on a percentage-of-issuer basis) reported by Moody's Risk Management Services rose to 5.39% in November, from a revised 5.05% in October. While down from the year's peak of 5.82% in April, Moody's is projecting that the series for the 12 months ended November 2001 will rise to 9.1%.

  Many of these bankruptcies received coverage in the popular press, which may have contributed to retail investors' profound lack of interest in the high-yield asset class. Even with December inflows into high-yield mutual funds of $340 million, for the year 2000, outflows totaled a remarkable $11.5 billion. Not surprisingly, the demand for new issues was muted, and the more highly speculative issuers found the market closed to them as the year drew on. The year saw 135 new issues raise proceeds of $41.6 billion, down from 383 issues in 1999, which raised $94.7 billion.

FISCAL YEAR IN REVIEW

  Against this backdrop, the Fund's Class A Shares had a total return of -7.09% for the 12 months ended December 31, 2000. This lagged the unmanaged CSFB Global High Yield Index's return of -5.21% for the same period. In sharp contrast, the return on 10-year US Treasury securities was +14.95% for the same period. Fund performance suffered because of an overweighting in the paper and packaging sectors, which were pummeled by falling prices and higher resin costs, respectively. The Fund was also hurt by severe deterioration in selected credits, including Safety-Kleen Services, Wheeling Pittsburgh Corp. and Dictaphone Corp., all of which filed for bankruptcy during the year. The Fund's heavy overweight position in the utility/independent power producer sector aided performance, as this sector recorded a return of more than 7% for the year. The Fund's limited exposure to the entertainment and fixed communications sector proved beneficial, as these sectors had returns of -25.8% and -22.9%, respectively. Unfortunately, the high-yield market of 2000 severely punished bond prices for those credits with disappointing news. Bonds seemed to fall further than in previous years, perhaps reflecting the illiquidity of the market and diminished involvement on the part of distressed institutional investors.

  For the six months ended December 31, 2000, the Fund's Class A Shares had a total return of -6.08%, lagging the -4.41% return of the CSFB Global High Yield Index. The latter half of the year saw severe credit deterioration in the industrial sectors, including automotive, steel and manufacturing. The Fund's overweighted positions in steel and manufacturing were a drag on performance. A few of our bond holdings dropped sharply in price in response to credit-specific events. These included Chiquita

--------------------------------------------------------------------------------

Brands International Inc., which suffered in response to the weakened euro, higher fuel costs and lower banana prices, and Owens-Illinois Inc., which suffered as investors' perceptions of its asbestos liabilities worsened. In contrast, we had three credits whose bonds advanced nicely following takeover announcements: Azurix Corporation, Clearnet Communications, Inc. and Western Resources, Inc.

  With a rather limited new-issue market, those transactions that came to market tended to be seasoned issuers. Often, these transactions would be well oversubscribed. Our largest purchases in the new-issue market were the bonds of AES Drax Energy (an independent power producer), Grant Prideco, Inc. (an oil service firm) and US Can Corporation (packaging). All four issues have traded well since their issuance. In the secondary market, we established new positions in the bonds of Ocean Rig Norway AS (a Norwegian firm that has two state-of-the-art drilling rigs under construction), Millar Western Forest (a Canadian forest products concern) and Nextel Communications, Inc. (a wireless communications company).

  On the sell side, we disposed of our positions in Federal-Mogul, a distressed automotive supplier, and Level 3 Communications Inc., as we are somewhat concerned about fiber network overbuilding.

  At year-end, communications and media remained our largest broad industry category, accounting for 27.5% of the Fund's long-term holdings. Of the more narrowly classified sectors, the largest industries were: utilities and independent power producers, 13.8%; cable (domestic and international), 10.5%; paper and packaging, 9.4%; and fixed communication, 7.9%. Foreign bonds comprised 27.2% of the Fund, with emerging market issues (mostly Latin American corporates) accounting for 11.9% of long-term holdings. At December 31, 2000, the average portfolio maturity of the Fund was six years, four months, and cash and cash equivalents amounted to 8.1% of market value.

INVESTMENT OUTLOOK

  The prevailing tone in the high-yield market carried into early January 2001, aided by the Federal Reserve Board's 50-basis-point cut in the Federal Funds rate target. The Federal Reserve Board's action may have been motivated by the very weak National Association of Purchasing Managers (NAPM) Index for December. The NAPM Index of 43.7 was the lowest since April 1991. This reading, coupled with the high distress ratio discussed earlier and the likelihood that US banks will maintain tight loan standards for marginal credits, lends support to Moody's thesis regarding the trend in the default rate for 2001. While a high default rate does not indicate that the high-yield market will post disappointing returns in the new year, it may make retail investors skittish. Without positive flows into high-yield mutual funds, it is hard to envision the asset class achieving favorable returns.

  We believe careful credit selection will continue to be key to good performance. Our bias is to focus on the higher-quality sectors, such as the cable and utility/independent power producer industries, and on those lower-rated telecommunications credits with fully funded business plans, seasoned management teams and strong equity sponsors. In our view, the industrial sectors, particularly autos and steel, are in for a difficult year. The Fund's overall credit quality mix approximates that of the CSFB Global High Yield Index, though we do hold a heavier weighting in B-rated issues relative to the Index. We believe this is a sound strategy, given the nascent bull market. At December 31, 2000, the Fund had a healthy cash position, which should enable us to participate in the reviving new-issue market.

IN CONCLUSION

  We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                    HIGH CURRENT INCOME             CREDIT SUISSE FIRST BOSTON
                                                                   FUND+--CLASS A SHARES*           GLOBAL HIGH YIELD INDEX++
                                                                   ----------------------           --------------------------
12/90                                                                      10000                              10000
12/91                                                                      14300                              14376
12/92                                                                      17167                              16770
12/93                                                                      20230                              19941
12/94                                                                      19504                              19747
12/95                                                                      22860                              23180
12/96                                                                      25436                              26059
12/97                                                                      28234                              29349
12/98                                                                      27362                              29520
12/99                                                                      28990                              30488
12/00                                                                      26935                              28900

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ High Current Income Fund invests principally in fixed-income securities, which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.
++ This unmanaged market-weighted Index of high-yield debt securities is comprised of 1,625 securities rated BBB or lower.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/00                                        - 7.09%
----------------------------------------------------------------------
Five Years Ended 12/31/00                                      + 3.34
----------------------------------------------------------------------
Ten Years Ended 12/31/00                                       +10.42
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -6.08%         -7.09%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.8%   B+        B2       $ 3,000,000      L-3 Communications Corp., 10.375% due
                                                                  5/01/2007...................................  $  3,090,000
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.9%              BB-       Ba3        4,000,000      USAir Inc., 10.375% due 3/01/2013.............     3,759,436
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.5%            NR*       NR*        5,000,000      Breed Technologies Inc., 9.25% due
                                                                  4/15/2008(c)................................           500
                            B         B2           750,000      Dura Operating Corporation, 9% due 5/01/2009..       622,500
                            B         B2         3,000,000      Venture Holdings Trust, 11% due 6/01/2007.....     1,200,000
                                                                                                                ------------
                                                                                                                   1,823,000
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &       CCC+      B3         2,000,000      Cumulus Media, Inc., 10.375% due 7/01/2008....     1,605,000
TV--0.4%
----------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--1.3%    B         B2         2,500,000      NCI Building Systems Inc., 9.25% due
                                                                  5/01/2009...................................     2,356,250
                            B-        B3         3,000,000      Tapco International Corporation, 12.50% due
                                                                  8/01/2009(e)................................     3,000,000
                                                                                                                ------------
                                                                                                                   5,356,250
----------------------------------------------------------------------------------------------------------------------------
CABLE--3.0%                                                     Century Communications Corporation:
                            B+        B2         3,000,000      9.50% due 3/01/2005...........................     2,805,000
                            B+        B2         2,500,000      8.375% due 12/15/2007.........................     2,093,750
                            B+        B2         3,500,000      Charter Communications Holdings LLC, 10% due
                                                                  4/01/2009...................................     3,395,000
                            B+        B2         4,000,000      Olympus Communications LP/Capital Corp.,
                                                                  10.625% due 11/15/2006......................     3,680,000
                                                                                                                ------------
                                                                                                                  11,973,750
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--                                          Australis Media Ltd.(a)(c):
4.2%                        NR*       NR*        8,000,000      15.75% due 5/15/2003(g).......................        80,000
                            D         NR*          136,859      15.75% due 5/15/2003..........................         1,369
                            CCC+      Caa1       1,000,000      Cable Satisfaction International, 12.75% due
                                                                  3/01/2010...................................       530,000
                            BB        B1         2,000,000      Cablevision SA, 13.75% due 5/01/2009..........     1,460,000
                            B+        B1         5,000,000      Globo Comunicacoes e Participacoes, Ltd.,
                                                                  10.50% due 12/20/2006(e)....................     4,475,000
                            B         B2         3,500,000      International Cabletel, Inc., 11.108% due
                                                                  2/01/2006(d)................................     3,045,000
                            B         B2         2,000,000      NTL Incorporated, 10% due 2/15/2007...........     1,725,000
                            B+        B1         3,500,000      TeleWest Communications PLC, 11% due
                                                                  10/01/2007..................................     3,115,000
                            B-        B3         5,000,000      United International Holdings, Inc., 10.75%
                                                                  due 2/15/2008(d)............................     2,050,000
                            B         B2         2,000,000      United Pan-Europe Communications, 13.75% due
                                                                  2/01/2010(d)................................       570,000
                                                                                                                ------------
                                                                                                                  17,051,369
----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.1%         B         B2         4,000,000      Columbus McKinnon Corp., 8.50% due
                                                                  4/01/2008...................................     3,150,000
                            B-        B3         4,500,000      International Wire Group, Inc., 11.75% due
                                                                  6/01/2005...................................     4,387,500
                            CCC+      B3         2,000,000      Trench Electric SA and Trench Inc., 10.25% due
                                                                  12/15/2007..................................     1,120,000
                                                                                                                ------------
                                                                                                                   8,657,500
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.1%             BB-       Ba2        1,000,000      Hercules Inc., 11.125% due 11/15/2007(e)......     1,000,000
                            BB-       Ba3        3,500,000      ISP Holdings Inc., 9.75% due 2/15/2002........     2,905,000
                                                                Lyondell Chemical Company:
                            BB        Ba3        3,000,000      9.875% due 5/01/2007(e).......................     2,910,000
                            B+        B2         2,000,000      10.875% due 5/01/2009.........................     1,880,000
                                                                                                                ------------
                                                                                                                   8,695,000
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.4%        B-        B3         2,500,000      Satelites Mexicanos SA, 10.125% due
                                                                  11/01/2004..................................     1,625,000
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         BB-       Ba3      $ 4,000,000      Amkor Technologies Inc., 9.25% due
ELECTRONICS--1.5%                                                 5/01/2006...................................  $  3,770,000
                            D         Ca         3,000,000      Dictaphone Corp., 11.75% due 8/01/2005........       450,000
                            B+        B1         2,000,000      Seagate Technology International, 12.50% due
                                                                  11/15/2007(e)...............................     1,890,000
                                                                                                                ------------
                                                                                                                   6,110,000
----------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.5%         B-        B3         3,000,000      Eagle-Picher Industries, 9.375% due
                                                                  3/01/2008...................................     1,950,000
----------------------------------------------------------------------------------------------------------------------------
CONSUMER--SERVICES--0.2%    B-        Caa1       2,000,000      Protection One Alarm Monitoring, 8.125% due
                                                                  1/15/2009(e)................................       960,000
----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.4%     B-        B3         3,000,000      Corning Consumer Products, 9.625% due
                                                                  5/01/2008...................................       660,000
                            CCC+      Caa1       1,500,000      Syratech Corp., 11% due 4/15/2007.............       870,000
                                                                                                                ------------
                                                                                                                   1,530,000
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.6%           B-        B3         5,000,000      Blount Inc., 13% due 8/01/2009................     3,850,000
                            B-        B2         1,000,000      Koppers Industries, Inc., 9.875% due
                                                                  12/01/2007..................................       945,000
                            NR*       Caa1       4,000,000      RBX Corp, 12% due 1/15/2003(c)................     1,605,000
                                                                                                                ------------
                                                                                                                   6,400,000
----------------------------------------------------------------------------------------------------------------------------
ENERGY--7.2%                NR*       B3           500,000      Abraxas Petroleum Corp., 12.875% due
                                                                  3/15/2003...................................       516,250
                            B-        B3         2,000,000      Bellwether Exploration, 10.875% due
                                                                  4/01/2007...................................     1,900,000
                            B         B3         4,500,000      Benton Oil and Gas Co., 11.625% due
                                                                  5/01/2003...................................     3,172,500
                            B         B2         1,000,000      Chesapeake Energy Corp., 9.125% due
                                                                  4/15/2006...................................     1,007,500
                            B         B3         2,500,000      Clark USA Inc., 10.875% due 12/01/2005........     1,300,000
                            B-        Caa1       4,000,000      Energy Corp. of America, 9.50% due
                                                                  5/15/2007...................................     3,170,000
                            BB        Ba3        1,500,000      Grant Prideco Inc., 9.625% due
                                                                  12/01/2007(e)...............................     1,548,750
                            B-        Caa2       5,000,000      Northern Offshore ASA, 10% due 5/15/2005......     3,500,000
                            CCC       B3         4,500,000      Ocean Rig Norway AS, 10.25% due 6/01/2008.....     3,825,000
                            B+        B1         1,000,000      Parker Drilling Co., 9.75% due 11/15/2006.....     1,005,000
                            NR*       B1         1,000,000      Petroleo Brasileiro SA, 10% due
                                                                  10/17/2006(e)...............................     1,007,500
                            BB        Ba3          300,000      Port Arthur Finance Corporation, 12.50% due
                                                                  1/15/2009...................................       297,000
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc., 10.50% due
                                                                  10/15/2004..................................     2,975,000
                            BB-       B1         3,000,000      Tesoro Petroleum Corp., 9% due 7/01/2008......     2,880,000
                            B-        B3         1,500,000      United Refining Co., 10.75% due 6/15/2007.....       960,000
                                                                                                                ------------
                                                                                                                  29,064,500
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.6%         B+        B1         2,500,000      Intrawest Corporation, 10.50% due 2/01/2010...     2,556,250
                            B-        B3         4,000,000      Premier Parks Inc., 9.75% due 6/15/2007.......     3,880,000
                                                                                                                ------------
                                                                                                                   6,436,250
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.3%    CCC-      Caa3       2,000,000      Amresco Inc., 9.875% due 3/15/2005............     1,120,000
----------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.8%       BB        Ba2        1,000,000      Canandaigua Brands, 8.625% due 8/01/2006......     1,017,500
                                                                Chiquita Brands International Inc.:
                            CCC       Caa3         595,000      7% due 3/28/2001..............................       520,625
                            CCC+      Caa1       4,500,000      9.125% due 3/01/2004..........................     1,350,000
                            C         C          1,000,000      Vlasic Foods International Inc., 10.25% due
                                                                  7/01/2009...................................       220,000
                                                                                                                ------------
                                                                                                                   3,108,125
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
GAMING--1.8%                NR*       NR*      $ 2,410,000      GB Property Funding Corp., 11% due
                                                                  9/25/2005...................................  $  2,265,400
                                                                Jazz Casino Co. LLC:
                            NR*       NR*        2,186,269      0.854% due 11/15/2009(a)(b)...................       240,490
                            NR*       NR*          189,000      Contingent Notes due 11/15/2009(h)............             0
                            BB-       Ba3        1,500,000      Mandalay Resort Group, 10.25% due 8/01/2007...     1,481,250
                            B-        B3         5,000,000      Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006........................     3,275,000
                                                                                                                ------------
                                                                                                                   7,262,140
----------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--4.7%       B+        B1         4,000,000      Beverly Enterprises Inc., 9% due 2/15/2006....     3,680,000
                            CCC+      B3         3,000,000      Extendicare Health Services, 9.35% due
                                                                  12/15/2007..................................     1,560,000
                            B+        ba3        3,000,000      Fresenius Medical Capital Trust II, 7.875% due
                                                                  2/01/2008...................................     2,730,000
                            BB        Ba3        4,000,000      ICN Pharmaceuticals Inc., 8.75% due
                                                                  11/15/2008(e)...............................     4,000,000
                            B-        Caa1       2,000,000      Magellan Health Services, 9% due 2/15/2008....     1,400,000
                            D         NR*        2,500,000      Mariner Post -- Acute Network, 9.50% due
                                                                  11/01/2007(c)...............................        50,000
                            B+        B2         3,000,000      Quest Diagnostic Inc., 10.75% due
                                                                  12/15/2006..................................     3,157,500
                            BB-       Ba3        2,500,000      Tenet Healthcare Corporation, 8.625% due
                                                                  1/15/2007(c)................................     2,559,375
                                                                                                                ------------
                                                                                                                  19,136,875
----------------------------------------------------------------------------------------------------------------------------
HOTELS--0.5%                BB        Ba2        2,000,000      HMH Properties, Inc., 8.45% due 12/01/2008....     1,940,000
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                               AES Corporation:
PRODUCERS--7.1%
                            B+        Ba3        5,000,000      10.25% due 7/15/2006..........................     5,156,250
                            BB        Ba1        3,000,000      9.50% due 6/01/2009...........................     3,105,000
                            BB-       Ba2        4,000,000      AES Drax Energy Ltd., 11.50% due
                                                                  8/30/2010(e)................................     4,260,000
                            BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due 1/02/2017..........     2,030,000
                            BB        Ba2        6,000,000      Caithness Coso Fund Corp., 9.05% due
                                                                  12/15/2009..................................     5,880,000
                            BB+       Ba1        1,500,000      Calpine Corporation, 8.75% due 7/15/2007......     1,443,343
                            BB+       Baa3       1,000,000      Cogentrix Energy Inc., 8.75% due 10/15/2008...     1,020,410
                            BB        Ba1        2,700,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                  12/30/2011..................................     2,538,999
                            BB+       Ba3          250,000      Midland Funding II, 11.75% due 7/23/2005......       267,529
                            BB+       Baa3       3,158,118      Monterrey Power, SA de CV, 9.625% due
                                                                  11/15/2009(e)...............................     3,063,374
                                                                                                                ------------
                                                                                                                  28,764,905
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--0.9%  B         Caa1       1,000,000      Anthony Crane Rental LP, 10.375% due
                                                                  8/01/2008...................................       381,250
                            B         NR*       10,000,000      Anthony Crane Rentals, 13.375% due
                                                                  8/01/2003(d)................................     1,512,500
                            B-        B3         4,000,000      Neff Corp., 10.25% due 6/01/2008..............     1,760,000
                            CCC+      Caa3       8,000,000      Thermadyne Holdings Corp., 12.50% due
                                                                  6/01/2008(d)................................        80,000
                                                                                                                ------------
                                                                                                                   3,733,750
----------------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.3%    CCC       Caa1       4,000,000      PSINet, Inc., 10% due 2/15/2005...............     1,040,000
----------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.6%             CCC+      B3         4,000,000      Numatics Inc., 9.625% due 4/01/2008...........     2,480,000
----------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.6%       CC        C          3,000,000      AEI Resources Inc., 11.50% due
                                                                  12/15/2006(e)...............................        30,000
                            B-        B3         5,000,000      Great Lakes Carbon Corp., 11.75% due
                                                                  5/15/2008(a)................................     2,587,500
                            CCC+      Caa1       4,500,000      Kaiser Aluminum & Chemical Corp., 12.75% due
                                                                  2/01/2003...................................     3,060,000
                            B         B2         5,000,000      P&L Coal Holdings Corp., 9.625% due
                                                                  5/15/2008...................................     4,981,250
                                                                                                                ------------
                                                                                                                  10,658,750
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
PACKAGING--5.6%             B         B2       $ 7,000,000      Consolidated Container Company, 10.125% due
                                                                  7/15/2009...................................  $  6,195,000
                            BB        B2           500,000      Crown Cork & Seal Finance PLC, 6.75% due
                                                                  12/15/2003..................................       270,000
                            B         B3         4,000,000      Huntsman Packaging Corporation, 13% due
                                                                  6/01/2010...................................     2,220,000
                            D         Ca         4,500,000      Indesco International, 9.75% due
                                                                  4/15/2008(c)................................       855,000
                            BB        B1         2,000,000      Owens-Illinois Inc., 8.10% due 5/15/2007......     1,080,000
                            B         B3         4,000,000      Portola Packaging Inc., 10.75% due
                                                                  10/01/2005..................................     3,080,000
                            B         B1         1,000,000      Silgan Holdings, Inc., 9% due 6/01/2009.......       860,000
                            B-        B3         6,500,000      Tekni-Plex Inc., 12.75% due 6/15/2010.........     5,200,000
                            B         B3         2,000,000      US Can Corporation, 12.375% due
                                                                  10/01/2010(e)...............................     1,970,000
                            B+        Ba3        1,000,000      Vicap SA, 11.375% due 5/15/2007...............       790,000
                                                                                                                ------------
                                                                                                                  22,520,000
----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              B         B2         3,000,000      Ainsworth Lumber Company, 12.50% due
PRODUCTS--2.9%                                                    7/15/2007(a)................................     2,460,000
                            B         B2         2,000,000      Container Corp. of America, 10.75% due
                                                                  5/01/2002...................................     2,022,500
                                                                Doman Industries Limited:
                            B+        B3         2,000,000      12% due 7/01/2004.............................     1,940,000
                            B         Caa1       5,000,000      9.25% due 11/15/2007..........................     1,950,000
                            B+        B2         2,500,000      Millar Western Forest, 9.875% due 5/15/2008...     1,975,000
                            CCC+      B3         4,000,000      Pindo Deli Financial Mauritius, 10.75% due
                                                                  10/01/2007..................................     1,440,000
                                                                                                                ------------
                                                                                                                  11,787,500
----------------------------------------------------------------------------------------------------------------------------
PRINTING &                  BB-       Ba3        2,000,000      Primedia, Inc., 7.625% due 4/01/2008..........     1,840,000
PUBLISHING--0.4%
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.1%           BB-       Ba3          375,000      Forest City Enterprises Inc., 8.50% due
                                                                  3/15/2008...................................       352,500
----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.2%           BB        NR*        1,000,000      FM 1993A Corp., 9.75% due 11/01/2003..........     1,000,000
----------------------------------------------------------------------------------------------------------------------------
STEEL--1.4%                 NR*       B1         5,000,000      CSN Iron SA, 9.125% due 6/01/2007(e)..........     4,150,000
                            CC        Caa3         750,000      Republic Technologies, 13.75% due 7/15/2009...        75,000
                            B         B2         3,500,000      Weirton Steel Corp., 10.75% due 6/01/2005.....     1,295,000
                            D         Caa3       3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                  11/15/2007(c)...............................       113,750
                                                                                                                ------------
                                                                                                                   5,633,750
----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.4%          BB        B1         2,000,000      Disco SA, 9.875% due 5/15/2008................     1,605,000
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--4.6%             NR*       NR*        3,000,000      Comtel Brasileira Ltd., 10.75% due
                                                                  9/26/2004(e)................................     2,925,000
                            B+        B1         4,000,000      Energis PLC, 9.75% due 6/15/2009..............     3,640,000
                            B-        Caa1       7,750,000      GT Group Telecom, 14.398% due 2/01/2010(d)....     2,557,500
                            B         B2         2,000,000      Intermedia Communications Inc., 8.60% due
                                                                  6/01/2008...................................     1,400,000
                            B+        B1         3,000,000      McLeodUSA Inc., 8.125% due 2/15/2009..........     2,580,000
                            B-        B3         3,000,000      Metricom Inc., 13% due 2/15/2010..............     1,500,000
                                                                Nextlink Communications:
                            B         B2         2,000,000      9% due 3/15/2008..............................     1,540,000
                            NR*       B2         3,000,000      9.45% due 4/15/2008(d)........................     1,560,000
                            B         B3         1,200,000      Worldwide Fiber Inc., 12.50% due 12/15/2005...       978,000
                                                                                                                ------------
                                                                                                                  18,680,500
----------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.4%              B-        Ca         2,000,000      Galey & Lord, Inc., 9.125% due 3/01/2008......     1,080,000
                            D         Ca         4,000,000      Polysindo International Finance Company BV,
                                                                  9.375% due 7/30/2007(c).....................       560,000
                                                                                                                ------------
                                                                                                                   1,640,000
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--5.1%        BB-       NR*        6,000,000      Autopistas del Sol SA, 10.25% due
                                                                  8/01/2009(e)................................     3,930,000
                            BB-       B1         6,000,000      GS Superhighway Holdings, 10.25% due
                                                                  8/15/2007...................................     4,170,000
                            B         NR*        4,500,000      MRS Logistica SA, 10.625% due 8/15/2005(e)....     3,690,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION              BB-       B1       $ 4,000,000      Sea Containers Ltd., 12.50% due 12/01/2004....  $  3,080,000
(CONCLUDED)
                            B-        B2         5,700,000      Transtar Holdings LP, 13.375% due
                                                                  12/15/2003..................................     5,728,500
                                                                                                                ------------
                                                                                                                  20,598,500
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.3%                                                 Azurix Corporation:
                            BB        Ba3        1,000,000      10.375% due 2/15/2007.........................       985,000
                            BB        Ba3        2,000,000      10.75% due 2/15/2010..........................     1,960,000
                            NR*       NR*        2,500,000      CIA Saneamento Basico, 10% due 7/28/2005(e)...     2,293,750
                            BB        Ba3        2,000,000      CMS Energy Corp., 7.50% due 1/15/2009.........     1,834,384
                            B+        B1         3,500,000      Espirito Santo-Escelsa, 10% due 7/15/2007.....     2,800,000
                            B+        NR*        3,000,000      Inversora de Electrica, 9% due 9/16/2004(e)...     1,050,000
                            BBB       Baa3       2,400,000      Niagara Mohawk Power Corp., 8.77% due
                                                                  1/01/2018...................................     2,526,360
                            BB        Ba2        2,900,400      TransGas de Occidente SA, 9.79% due
                                                                  11/01/2010(e)(f)............................     2,175,300
                                                                Tucson Electric & Power Co.(f):
                            NR*       NR*        3,375,689      +10.211% due 1/01/2009........................     3,668,902
                            NR*       NR*          500,000      +10.732% due 1/01/2013........................       558,810
                            BB-       Ba2        1,500,000      Western Resources Inc., 6.875% due
                                                                  8/01/2004...................................     1,428,309
                                                                                                                ------------
                                                                                                                  21,280,815
----------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.6%                                          Allied Waste North America:
                            BB-       Ba3        4,000,000      7.375% due 1/01/2004..........................     3,840,000
                            B+        B2         2,500,000      10% due 8/01/2009.............................     2,356,250
                            NR*       Ca         3,500,000      Mid-American Waste Systems, Inc., 12.25% due
                                                                  2/15/2003(c)................................        52,500
                            NR*       NR*        4,000,000      Safety-Kleen Services, 9.25% due
                                                                  6/01/2008(c)................................        40,000
                                                                                                                ------------
                                                                                                                   6,288,750
----------------------------------------------------------------------------------------------------------------------------
WIRELESS                    CCC+      B3         4,475,000      Nextel Partners Inc., 13.49% due
                                                                  2/01/2009(d)................................     2,998,250
COMMUNICATIONS--1.4%        B-        B3         2,000,000      Spectrasite Holdings Inc., 10.75% due
                                                                  3/15/2010...................................     1,855,000
                            B-        B2           650,000      Voicestream PCS Holdings Corp., 10.375% due
                                                                  11/15/2009..................................       696,312
                                                                                                                ------------
                                                                                                                   5,549,562
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   BBB+      Ba1        4,050,000      Clearnet Communications, 11.24% due
INTERNATIONAL--4.5%                                               5/01/2009(d)................................     3,179,250
                            B-        Caa1       7,505,000      McCaw International Ltd., 12.484% due
                                                                  4/15/2007(d)................................     4,728,150
                            B-        Caa1       8,000,000      Millicom International Cellular SA, 13.31% due
                                                                  6/01/2006(d)................................     6,280,000
                            B-        Caa1       2,500,000      Nextel International Inc., 12.75% due
                                                                  8/01/2010...................................     2,000,000
                            A         A1         2,000,000      Orange PLC, 9% due 6/01/2009..................     2,055,000
                                                                                                                ------------
                                                                                                                  18,242,400
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE BONDS--82.2%
                                                                (COST--$456,815,610)                             332,350,877
----------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                         PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO & TV--0.3%                       1,877      Cumulus Media, Inc. (Series A), 13.75%(a).....     1,248,205
----------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--2.1%                               77,550      CSC Holdings Inc., (Series A)(a)..............     8,220,300
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--1.0%                           4,849      NTL Incorporated (Series B)(a)................     4,121,472
----------------------------------------------------------------------------------------------------------------------------
ENERGY--0.1%                                         2,793      Premcor USA Inc. .............................       488,775
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.7%                           120,000      California Federal Bank (Series A)............     2,782,500
----------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.4%                         20,000      Primedia, Inc. (Series H).....................     1,497,500
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.7%                                        120,000      USX Capital LLC (Series A)....................     2,880,000
----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.3%                            44,348      Nextlink Communications.......................     1,330,440
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                 SHARES
        INDUSTRY                                  HELD                         PREFERRED STOCKS                    VALUE
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.6%                                      4,976      Intermedia Communications Inc.
                                                                  (Convertible)(a)............................  $  2,488,000
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.7%                        3,021      Nextel Communications, Inc. (Series D)(a).....     2,915,265
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED STOCKS--6.9%
                                                                (COST--$34,461,778)                               27,972,457
----------------------------------------------------------------------------------------------------------------------------
                                                                COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%                                 83,974      On Command Corporation(c).....................       713,779
----------------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                                       117,808      GB Holdings Inc. .............................       706,849
                                                    54,802      JCC Holding Company (Series A)(c).............         4,658
                                                                                                                ------------
                                                                                                                     711,507
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%                                65,333      HMI(c)........................................       587,997
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.1%                        9,190      Nextel Communications, Inc. (Class A)(c)......       226,878
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCKS--0.6%
                                                                (COST--$5,675,864)                                 2,240,161
----------------------------------------------------------------------------------------------------------------------------
                                                                WARRANTS (I)
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation........................        41,016
----------------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                                      4,000      Pliant Corporation............................        40,000
----------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.0%                              17,307      Bradlees Inc. ................................           173
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                            750      Republic Technologies.........................             8
----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                   2,809      Grand Union Co. ..............................             3
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.1%                                      7,750      GT Group Telecom(e)...........................       337,125
                                                     3,000      Metricom Inc. ................................         1,500
                                                                                                                ------------
                                                                                                                     338,625
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN WARRANTS--0.1%
                                                                (COST--$5,796,683)                                   419,825
----------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT                     SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--6.7%                       $ 6,000,000      Bell South Capital Funding Corporation, 6.52%
                                                                  due 1/11/2001...............................     5,985,873
                                                16,196,000      General Motors Acceptance Corp., 6.75% due
                                                                  1/02/2001...................................    16,183,853
                                                 5,000,000      National Rural Utilities Cooperative Finance
                                                                  Corp., 6.50% due 1/08/2001..................     4,990,972
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                             5,000,000      Federal National Mortgage Association, 6.38%
OBLIGATIONS**--1.2%                                               due 1/04/2001...............................     4,994,683
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                                SECURITIES--7.9% (COST--$32,155,382)..........    32,155,381
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--97.7%
                                                                (COST--$534,905,317)..........................   395,138,701
                                                                OTHER ASSETS LESS LIABILITIES--2.3%...........     9,205,766
                                                                                                                ------------
                                                                NET ASSETS--100.0%............................  $404,344,467
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Floating rate note.
(c) Non-income producing security.
(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Subject to principal paydowns.
(g) Each $1,000 face amount contains one warrant of Australis Media Ltd.
(h) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contigent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was $4,227,712, representing 1.0% of net assets.

ISSUE                                                           Acquisition Date(s)           Cost         Value
----------------------------------------------------------------------------------------------------------------
Tucson Electric & Power Co.:
  10.211% due 1/01/2009.....................................   6/16/1993-6/01/1998      $3,263,607    $3,668,902
  10.732% due 1/01/2013.....................................             3/01/1993         461,050       558,810
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $3,724,657    $4,227,712
                                                                                        ==========    ==========
----------------------------------------------------------------------------------------------------------------

Ratings of securities have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$534,905,317).......               $ 395,138,701
Cash........................................................                      22,506
Receivables:
  Interest..................................................  $9,448,465
  Dividends.................................................     460,821
  Capital shares sold.......................................      46,565       9,955,851
                                                              ----------
Prepaid expenses and other assets...........................                      31,496
                                                                           -------------
Total assets................................................                 405,148,554
                                                                           -------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     349,248
  Investment adviser........................................     148,844
  Capital shares redeemed...................................      10,409         508,501
                                                              ----------
Accrued expenses............................................                     295,586
                                                                           -------------
Total liabilities...........................................                     804,087
                                                                           -------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................               $ 404,344,467
                                                                           =============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
shares authorized+..........................................               $   5,017,581
Paid-in capital in excess of par............................                 573,924,024
Undistributed investment income--net........................                   3,806,933
Accumulated realized capital losses on investments--net.....                 (38,637,455)
Unrealized depreciation on investments--net.................                (139,766,616)
                                                                           -------------
NET ASSETS..................................................               $ 404,344,467
                                                                           =============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $404,344,467 and 50,175,813
shares outstanding..........................................               $        8.06
                                                                           =============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $ 47,032,877
Dividends...................................................                   3,542,488
Other income................................................                     309,653
                                                                            ------------
Total income................................................                  50,885,018
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,148,487
Accounting services.........................................      95,568
Professional fees...........................................      68,010
Custodian fees..............................................      42,381
Printing and shareholder reports............................      40,260
Pricing services............................................      15,986
Directors' fees and expenses................................       9,729
Transfer agent fees.........................................       5,076
Registration fees...........................................          47
Other.......................................................      11,361
                                                              ----------
Total expenses..............................................                   2,436,905
                                                                            ------------
Investment income--net......................................                  48,448,113
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (25,598,468)
Change in unrealized depreciation on investments--net.......                 (54,669,663)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(31,820,018)
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 48,448,113    $ 51,573,430
Realized gain (loss) on investments--net....................     (25,598,468)      2,376,311
Change in unrealized depreciation on investments--net.......     (54,669,663)    (24,647,862)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (31,820,018)     29,301,879
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (45,101,215)    (56,071,974)
In excess of investment income--net:
  Class A...................................................              --        (156,872)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (45,101,215)    (56,228,846)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (17,125,880)      3,418,926
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (94,047,113)    (23,508,041)
Beginning of year...........................................     498,391,580     521,899,621
                                                                ------------    ------------
End of year*................................................    $404,344,467    $498,391,580
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  3,806,933    $    294,644
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                         CLASS A+
                                                          ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   9.59     $  10.11     $  11.52     $  11.39     $  11.25
                                                          --------     --------     --------     --------     --------
Investment income--net................................         .96         1.00         1.05         1.05         1.08
Realized and unrealized gain (loss) on
  investments--net....................................       (1.59)        (.43)       (1.40)         .14          .12
                                                          --------     --------     --------     --------     --------
Total from investment operations......................        (.63)         .57         (.35)        1.19         1.20
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.90)       (1.09)       (1.02)       (1.04)       (1.06)
  In excess of investment income--net.................          --           --++         --           --           --
  Realized gain on investments--net...................          --           --           --         (.02)          --
  In excess of realized gain on investments--net......          --           --         (.04)          --           --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................        (.90)       (1.09)       (1.06)       (1.06)       (1.06)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $   8.06     $   9.59     $  10.11     $  11.52     $  11.39
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      (7.09%)       5.95%       (3.09%)      11.00%       11.27%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .54%         .52%         .53%         .54%         .54%
                                                          ========     ========     ========     ========     ========
Investment income--net................................      10.72%       10.10%        9.52%        9.11%        9.50%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $404,344     $498,392     $521,900     $553,946     $414,615
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................      28.63%       23.14%       33.63%       53.63%       48.92%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $122,558 decrease to cost of securities and a corresponding $122,558 increase in net unrealized depreciation, based on securities held as of December 31, 2000.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for post-October losses.

  (e) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $165,391 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the

--------------------------------------------------------------------------------

Company's Prime Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2000, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $989,178,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $5,000 in commissions on the execution of portfolio security transactions.

  For the year ended December 31, 2000, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $2,506 for providing security price quotations to compute the Fund's net asset value.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $116,771,962 and $125,332,933, respectively.

  Net realized losses for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                         Losses         Losses
------------------------------------------------------------------
Long-term investments...............  $(25,598,468)  $(139,766,616)
                                      ------------   -------------

Total...............................  $(25,598,468)  $(139,766,616)
                                      ============   =============
------------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $140,354,932, of which $4,060,817 related to appreciated securities and $144,415,749 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $535,493,633.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,841,849    $ 24,810,251

Shares issued to shareholders in
 reinvestment of dividends...........   5,063,835      45,101,215
                                       ----------    ------------

Total issued.........................   7,905,684      69,911,466

Shares redeemed......................  (9,714,353)    (87,037,346)
                                       ----------    ------------

Net decrease.........................  (1,808,669)   $(17,125,880)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,998,107    $ 39,668,944

Shares issued to shareholders in
 reinvestment of dividends...........   5,721,115      56,228,846
                                       ----------    ------------

Total issued.........................   9,719,222      95,897,790

Shares redeemed......................  (9,358,501)    (92,478,864)
                                       ----------    ------------

Net increase.........................     360,721    $  3,418,926
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $35,887,000, of which $3,029,000 expires in 2006, $9,713,000 expires in 2007 and $23,145,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On January 2, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.078824 per Class A Share, payable on January 2, 2001 to shareholders of record as of December 29, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, HIGH CURRENT INCOME FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of High Current Income Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  During the fiscal year ended December 31, 2000, Index 500 Fund's Class A Shares had a total return of -9.37%. Since its inception (December 13, 1996), the Fund's Class A Shares produced a total return of +89.19%. The Fund's benchmark, the Standard & Poor's 500 Composite (S&P 500) Index, had a total return of -9.10% for the year ended December 31, 2000 and +91.94% since the Fund's inception.

  First quarter 2000 was a strong one for technology stocks, leading the S&P 500 Index to its first-ever visit through the 1,500 level during the last two weeks of March and first two weeks of April. Unfortunately, this represented the year's only positive quarter. The S&P 500 Index peaked at an all-time high of 1,527.46 on March 24 before enduring a sharp correction that brought the Index back under the 1,400 level by the middle of May. Amid extraordinarily high levels of volatility, early signs of weakness within the technology sector that had appeared during the first quarter evolved into a full-blown correction in early April, and an outright bear market in technology throughout the remainder of the year. In addition to concerns regarding the extended valuations of technology stocks, the market was also faced with a Federal Reserve Board intent on repeated rounds of interest rate increases throughout the first half of 2000. Between year-end 1999 and June 30, 2000, the Federal Funds rate had undergone three increases totaling a full percentage point.

  This combination of higher short-term interest rates and a deteriorating technology sector led to moderate losses for the S&P 500 Index during the second and third quarters of the year. In the year's final quarter, however, the market was overwhelmed by the additional worry that economic growth in the United States was rapidly decelerating. This was evidenced by a string of earnings disappointments from several of the Index's high-profile constituents. By the end of the year, investors had struggled through a fourth quarter that had produced a loss of 8.09% for the S&P 500 Index.

  The year 2000 as a whole ended with a decline of nearly 149 points for the S&P 500 Index. Indeed, 2000 represents the first year-over-year occurrence of an actual point decline for the S&P 500 Index since 1994 and the first negative total return for any calendar year since 1990. During the 20 years prior to 2000, the S&P 500 Index had declined in point value only three times--in 1994, 1990 and 1981. This past year delivered the S&P 500 Index its worst total return overall since 1981, and ended an incredible string of annual returns exceeding 20% since 1995. Many of the trends that had propelled the S&P 500 Index higher during the previous five years had reversed themselves during 2000. Whereas narrow market leadership in technology and telecommunications was responsible for much of the prior years' gains, the utilities and healthcare sectors were the S&P 500 Index's best performers in 2000.

  The Fund closed 1999 with record net assets of $586.4 million, and at June 30, 2000, this number had increased moderately to $594.2 million. By December 31, 2000, investor concern over the market's declining asset values helped to reduce the Fund's net asset level to $545.2 million. During this period, the Fund's moderate levels of new cash inflows were unable to counteract the effects of the losses stemming from lower equity values. The principal investments of the Fund are a fully replicating portfolio of all 500 stocks in the S&P 500 Index and a long position in S&P 500 Index futures contracts, which are used to convert most daily cash flows into the Fund. At the end of December, the Fund's equity portfolio was valued at $536.3 million, which represented more than 98% of the Fund's net assets. The Fund also held a long position of S&P 500 March 2001 futures contracts. Through its holdings of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  Changes in the composition of the S&P 500 Index continued at a rapid pace during the second half of 2000. In response to these changes, the Fund added the following equities to its portfolio during the third quarter: Qwest Communications International Inc., Stilwell Financial, Inc., The CIT Group, Inc., JDS Uniphase Corporation, Palm, Inc., KeySpan Corporation, Devon Energy Corporation and Avaya Inc. During the fourth quarter of the year, the Fund added Dynegy Inc., Moody's Corporation, King Pharmaceuticals, Inc., Nabors Industries, Inc., Power-One, Inc., NiSource Inc., EOG Resources, Inc., BroadVision, Inc., Starwood Hotels & Resorts Worldwide, Inc., Forest Laboratories, Inc., Chiron Corporation, Calpine Corporation, Robert Half International Inc., MetLife, Inc., Intuit Inc., Symbol Technologies, Inc., Ambac Financial Group, Inc., Allegheny Energy, Inc., Stryker Corporation, Vitesse Semiconductor Corporation, QLogic Corporation, Kinder Morgan, Inc., Aetna Inc., Fluor Corporation and Applied Micro Circuits Corporation.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to updating you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                  INDEX 500 FUND+--CLASS A
                                                                          SHARES*                 STANDARD & POOR'S 500 INDEX++
                                                                          ----------------        -----------------------------
12/13/96**                                                                10000.00                           10000.00
12/96                                                                     10168.00                           10174.00
12/97                                                                     13505.00                           13568.00
12/98                                                                     17324.00                           17446.00
12/99                                                                     20876.00                           21117.00
12/00                                                                     18918.00                           19195.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ The Fund may invest in all 500 stocks in the S&P 500 Index in approximately the same proportions as in the S&P 500 Index, in a statistically selected sample of the 500 stocks in the S&P 500 Index, or in related options and futures contracts.
++ This unmanaged broad-based index is comprised of US common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  - 9.37%
--------------------------------------------------------------------------------
Inception (12/13/96) to 12/31/00                                          +17.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF DECEMBER 31, 2000                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -8.83%         -9.37%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+ADC Telecommunications,
  Inc. .......................    35,333  $    640,411
+The AES Corporation..........    20,961     1,160,715
AFLAC Incorporated............    12,179       879,172
ALLTEL Corporation............    14,286       891,982
+ALZA Corporation.............    10,814       459,595
+AMR Corporation..............     6,877       269,492
AT&T Corp. ...................   171,499     2,969,076
Abbott Laboratories...........    70,674     3,423,272
+Adaptec, Inc. ...............     4,540        46,535
Adobe Systems Incorporated....    11,050       642,972
Adolph Coors Company (Class
  B)..........................     1,700       136,531
+Advanced Micro Devices,
  Inc. .......................    14,260       196,966
+Aetna Inc. (New Shares)......     6,451       264,894
+Agilent Technologies,
  Inc. .......................    20,722     1,134,529
Air Products and Chemicals,
  Inc. .......................    10,487       429,967
Alberto-Culver Company (Class
  B)..........................     2,611       111,783
Albertson's, Inc. ............    19,233       509,675
Alcan Aluminium Ltd. .........    14,768       504,881
Alcoa Inc. ...................    39,521     1,323,953
Allegheny Energy, Inc. .......     5,050       243,347
Allegheny Technologies
  Incorporated................     3,688        58,547
Allergan Inc. ................     6,036       584,360
+Allied Waste Industries,
  Inc. .......................     9,008       131,179
The Allstate Corporation......    33,414     1,455,597
+Altera Corporation...........    18,113       476,598
Ambac Financial Group,
  Inc. .......................     4,800       279,900
Amerada Hess Corporation......     4,047       295,684
Ameren Corporation............     6,315       292,463
+America Online, Inc. ........   106,733     3,714,308
American Electric Power
  Company, Inc. ..............    14,719       684,433
American Express Company......    60,769     3,338,497
American General
  Corporation.................    11,462       934,153
American Greetings Corporation
  (Class A)...................     2,914        27,501
American Home Products
  Corporation.................    59,881     3,805,438
American International Group,
  Inc. .......................   106,358    10,482,910
+American Power Conversion
  Corporation.................     8,887       109,977
+Amgen Inc. ..................    47,198     3,017,722
AmSouth Bancorporation........    17,145       261,461
Anadarko Petroleum
  Corporation.................    11,367       807,966
+Analog Devices, Inc. ........    16,347       836,762
+Andrew Corporation...........     3,754        81,649
Anheuser-Busch Companies,
  Inc. .......................    41,216     1,875,328
Aon Corporation...............    11,734       401,889
Apache Corporation............     5,675       397,605
+Apple Computer, Inc. ........    14,857       220,998
Applera Corporation-Applied
  Biosystems Group............     9,588       901,871
+Applied Materials, Inc. .....    37,041     1,414,503
+Applied Micro Circuits
  Corporation.................    13,000       975,609
Archer-Daniels-Midland
  Company.....................    28,971       434,564
Ashland Inc. .................     3,202       114,920

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Autodesk, Inc. ...............     2,690  $     72,462
Automatic Data Processing,
  Inc. .......................    28,858     1,827,072
+AutoZone, Inc. ..............     5,835       166,297
+Avaya Inc. ..................    12,740       131,381
Avery Dennison Corporation....     5,042       276,680
Avon Products, Inc. ..........    10,863       520,066
BB&T Corporation..............    18,120       676,103
The B.F. Goodrich Company.....     4,627       168,307
+BMC Software, Inc. ..........    11,199       156,786
Baker Hughes Incorporated.....    15,187       631,210
Ball Corporation..............     1,322        60,895
Bank of America Corporation...    74,365     3,411,494
The Bank of New York Company,
  Inc. .......................    33,824     1,866,662
Bank One Corporation..........    52,904     1,937,609
Barrick Gold Corporation......    18,116       296,740
Bausch & Lomb Incorporated....     2,458        99,395
Baxter International Inc. ....    13,414     1,184,624
The Bear Stearns Companies
  Inc. .......................     4,928       249,788
Becton, Dickinson and
  Company.....................    11,625       402,516
+Bed Bath & Beyond Inc. ......    12,962       290,025
BellSouth Corporation.........    85,355     3,494,220
Bemis Company, Inc. ..........     2,462        82,631
+Best Buy Co., Inc. ..........     9,427       278,686
+Biogen, Inc. ................     6,760       406,022
Biomet, Inc. .................     8,102       321,548
The Black & Decker
  Corporation.................     3,714       145,775
The Boeing Company............    40,595     2,679,270
Boise Cascade Corporation.....     2,670        89,779
+Boston Scientific
  Corporation.................    18,579       254,300
Briggs & Stratton
  Corporation.................       971        43,088
Bristol-Myers Squibb
  Company.....................    89,343     6,605,798
+Broadcom Corporation (Class
  A)..........................    10,747       908,121
+BroadVision, Inc. ...........    12,330       145,648
Brown-Forman Corporation
  (Class B)...................     3,118       207,347
Brunswick Corporation.........     4,015        65,997
Burlington Northern Santa Fe
  Corp. ......................    18,039       510,729
Burlington Resources Inc. ....     9,811       495,455
CIGNA Corporation.............     7,014       927,952
The CIT Group, Inc (Class
  A)..........................    11,937       240,232
CMS Energy Corporation........     5,509       174,566
C.R. Bard, Inc. ..............     2,307       107,420
CSX Corporation...............     9,914       257,144
CVS Corporation...............    17,884     1,071,922
+Cabletron Systems, Inc. .....     8,395       126,450
+Calpine Corporation..........    12,874       580,135
Campbell Soup Company.........    19,243       666,289
Capital One Financial
  Corporation.................     8,944       588,627
Cardinal Health, Inc. ........    12,722     1,267,429
Carnival Corporation..........    26,705       822,848
Caterpillar Inc. .............    15,707       743,137
+Cendant Corporation..........    33,244       319,973
Centex Corporation............     2,680       100,667
CenturyTel, Inc. .............     6,426       229,729
+Ceridian Corporation.........     6,665       132,883

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
The Charles Schwab
  Corporation.................    63,204  $  1,793,414
Charter One Financial,
  Inc. .......................     9,498       274,255
The Chase Manhattan
  Corporation.................    59,910     2,722,161
Chevron Corporation...........    29,326     2,476,214
+Chiron Corporation...........     8,750       389,375
The Chubb Corporation.........     7,977       690,010
Cincinnati Financial
  Corporation.................     7,392       292,446
Cinergy Corp. ................     7,326       257,326
Circuit City Stores-Circuit
  City Group..................     9,396       108,054
+Cisco Systems, Inc. .........   328,848    12,578,436
Citigroup Inc. ...............   229,684    11,728,239
+Citrix Systems, Inc. ........     8,523       191,767
+Clear Channel Communications,
  Inc. .......................    26,709     1,293,717
The Clorox Company............    10,745       381,447
The Coastal Corporation.......     9,857       870,496
The Coca-Cola Company.........   113,291     6,903,670
Coca-Cola Enterprises Inc. ...    19,150       363,850
Colgate-Palmolive Company.....    26,146     1,687,724
+Comcast Corporation (Class
  A)..........................    41,251     1,722,229
Comerica Incorporated.........     7,180       426,312
Compaq Computer Corporation...    77,675     1,169,009
Computer Associates
  International, Inc. ........    26,528       517,296
+Computer Sciences
  Corporation.................     7,677       461,580
+Compuware Corporation........    16,704       104,400
+Comverse Technology, Inc. ...     7,523       817,186
ConAgra Foods, Inc. ..........    24,388       634,088
+Conexant Systems, Inc. ......    10,430       160,361
Conoco Inc. (Class B).........    28,511       825,037
Conseco, Inc. ................    14,922       196,784
Consolidated Edison, Inc. ....     9,696       373,296
+Consolidated Stores
  Corporation.................     5,125        54,453
Constellation Energy Group....     6,868       309,489
+Convergys Corporation........     7,006       317,459
Cooper Industries, Inc. ......     4,264       195,877
Cooper Tire & Rubber
  Company.....................     3,321        35,286
Corning Incorporated..........    42,021     2,219,234
+Costco Wholesale
  Corporation.................    20,422       815,604
Countrywide Credit Industries,
  Inc. .......................     5,177       260,144
Crane Co. ....................     2,822        80,251
Cummins Engine Company,
  Inc. .......................     1,860        70,564
DTE Energy Company............     6,559       255,391
Dana Corporation..............     6,734       103,114
Danaher Corporation...........     6,460       441,702
Darden Restaurants, Inc. .....     5,454       124,760
Deere & Company...............    10,736       491,843
+Dell Computer Corporation....   118,199     2,061,095
Delphi Automotive Systems
  Corporation.................    25,635       288,394
Delta Air Lines, Inc. ........     5,595       280,799
Deluxe Corporation............     3,364        85,008
Devon Energy Corporation......     5,835       355,760
Dillard's, Inc. (Class A).....     4,251        50,215

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Dollar General Corporation....    15,101  $    285,031
Dominion Resources, Inc. .....    10,894       729,898
Dover Corporation.............     9,258       375,528
The Dow Chemical Company......    30,997     1,135,265
Dow Jones & Company, Inc. ....     4,015       227,349
Duke Energy Corporation.......    16,863     1,437,571
Dynegy Inc. (Class A).........    14,766       827,819
E.I. du Pont de Nemours and
  Company.....................    47,628     2,301,028
+EMC Corporation..............    99,974     6,648,271
EOG Resources, Inc. ..........     5,300       289,844
Eastman Chemical Company......     3,480       169,650
Eastman Kodak Company.........    13,715       540,028
Eaton Corporation.............     3,198       240,450
Ecolab Inc. ..................     5,841       252,258
Edison International..........    14,915       233,047
El Paso Energy Corporation....    10,669       764,167
Electronic Data Systems
  Corporation.................    21,404     1,236,081
Eli Lilly and Company.........    51,507     4,793,370
Emerson Electric Co. .........    19,541     1,540,075
Engelhard Corporation.........     5,856       119,316
Enron Corp. ..................    34,111     2,835,477
Entergy Corporation...........    10,205       431,799
Equifax Inc. .................     6,507       186,670
Exelon Corporation............    14,550     1,021,555
Exxon Mobil Corporation***....   158,832    13,808,457
+FMC Corporation..............     1,429       102,441
FPL Group, Inc. ..............     8,117       582,395
Federal Home Loan Mortgage
  Association.................    31,817     2,191,396
Federal National Mortgage
  Association.................    46,018     3,992,061
+Federated Department Stores,
  Inc. .......................     9,226       322,910
+FedEx Corp. .................    13,042       521,158
Fifth Third Bancorp...........    21,105     1,261,024
First Data Corporation........    18,050       951,009
First Union Corporation.......    44,760     1,244,887
Firstar Corporation...........    43,412     1,009,329
FirstEnergy Corp. ............    10,302       325,157
FleetBoston Financial
  Corporation.................    41,294     1,551,106
+Fluor Corporation............     3,450       114,066
Ford Motor Company............    85,636     2,007,094
+Forest Laboratories, Inc. ...     3,995       530,836
Fortune Brands, Inc. .........     7,068       212,040
Franklin Resources, Inc. .....    11,124       423,824
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B)........     6,785        58,097
GPU, Inc. ....................     5,553       204,420
Gannett Co., Inc. ............    12,069       761,101
The Gap, Inc. ................    38,816       989,808
+Gateway Inc. ................    14,794       266,144
General Dynamics
  Corporation.................     9,084       708,552
General Electric Company***...   452,747    21,703,559
General Mills, Inc. ..........    12,912       575,391
General Motors Corporation....    25,813     1,314,850
Genuine Parts Company.........     7,908       207,091
Georgia-Pacific Group.........    10,264       319,467
The Gillette Company..........    48,097     1,737,504
+Global Crossing Ltd. ........    40,467       579,184

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Golden West Financial
  Corporation.................     7,252  $    489,510
The Goodyear Tire & Rubber
  Company.....................     7,187       165,229
Great Lakes Chemical
  Corporation.................     2,291        85,197
+Guidant Corporation..........    14,080       759,440
H & R Block, Inc. ............     4,186       173,196
HCA--The Healthcare
  Corporation.................    25,242     1,110,900
+HEALTHSOUTH Corporation......    17,654       287,981
H.J. Heinz Company............    15,905       754,493
Halliburton Company...........    20,214       732,757
Harcourt General, Inc. .......     3,313       189,504
Harley-Davidson, Inc. ........    13,820       549,345
+Harrah's Entertainment,
  Inc. .......................     5,342       140,895
The Hartford Financial
  Services Group, Inc. .......    10,269       725,248
Hasbro, Inc. .................     7,920        84,150
Hercules Incorporated.........     4,948        94,321
Hershey Foods Corporation.....     6,192       398,610
Hewlett-Packard Company.......    90,350     2,851,672
Hilton Hotels Corporation.....    16,825       176,662
The Home Depot, Inc. .........   105,817     4,834,514
Homestake Mining Company......    12,046        50,443
Honeywell International
  Inc. .......................    36,438     1,723,973
Household International,
  Inc. .......................    21,514     1,183,270
+Humana Inc. .................     7,728       117,852
Huntington Bancshares
  Incorporated................    11,505       186,237
IMS Health Incorporated.......    13,418       362,286
ITT Industries, Inc. .........     4,018       155,698
Illinois Tool Works Inc. .....    13,850       824,941
+Inco Limited.................     8,292       138,974
Ingersoll-Rand Company........     7,342       307,446
Intel Corporation.............   307,503     9,301,966
International Business
  Machines Corporation........    80,160     6,813,600
International Flavors &
  Fragrances Inc. ............     4,466        90,716
International Paper Company...    21,994       897,630
The Interpublic Group of
  Companies, Inc. ............    14,090       599,706
+Intuit Inc. .................     9,425       371,698
J.C. Penney Company, Inc. ....    11,954       130,000
+JDS Uniphase Corporation.....    43,934     1,831,499
J.P. Morgan & Co.,
  Incorporated................     7,281     1,205,006
Jefferson-Pilot Corporation...     4,704       351,624
Johnson & Johnson.............    63,512     6,672,730
Johnson Controls, Inc. .......     3,961       205,972
+KLA-Tencor Corporation.......     8,548       287,961
Kaufman and Broad Home
  Corporation.................     1,959        65,994
Kellogg Company...............    18,536       486,570
Kerr-McGee Corporation........     4,345       290,843
KeyCorp.......................    19,457       544,796
KeySpan Corporation...........     6,127       259,632
Kimberly-Clark Corporation....    24,395     1,724,483
Kinder Morgan, Inc. ..........     5,230       272,941
+King Pharmaceuticals,
  Inc. .......................     7,714       398,717
+Kmart Corporation............    22,087       117,337
Knight Ridder, Inc. ..........     3,351       190,588
+Kohl's Corporation...........    15,156       924,516

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
+The Kroger Co. ..............    37,606  $  1,017,712
+LSI Logic Corporation........    14,589       249,326
Leggett & Platt,
  Incorporated................     8,968       169,832
Lehman Brothers Holdings,
  Inc. .......................    10,898       736,977
+Lexmark International Group,
  Inc. (Class A)..............     5,811       257,500
The Limited, Inc. ............    19,445       331,780
Lincoln National
  Corporation.................     8,732       413,133
Linear Technology
  Corporation.................    14,471       669,284
Liz Claiborne, Inc. ..........     2,437       101,440
Lockheed Martin Corporation...    19,690       668,476
Loews Corporation.............     4,495       465,513
Longs Drug Stores
  Corporation.................     1,716        41,399
Louisiana-Pacific
  Corporation.................     4,753        48,124
Lowe's Companies, Inc. .......    17,519       779,596
Lucent Technologies Inc. .....   152,587     2,059,925
MBIA, Inc. ...................     4,483       332,302
MBNA Corporation..............    38,967     1,439,344
MGIC Investment Corporation...     4,837       326,195
+Manor Care, Inc. ............     4,713        97,206
Marriott International, Inc.
  (Class A)...................    10,963       463,187
Marsh & McLennan Companies,
  Inc. .......................    12,569     1,470,573
Masco Corporation.............    20,391       523,794
Mattel, Inc. .................    19,491       281,450
+Maxim Integrated Products,
  Inc. .......................    12,924       617,929
The May Department Stores
  Company.....................    13,623       446,153
Maytag Corporation............     3,550       114,709
McDermott International,
  Inc. .......................     2,773        29,810
McDonald's Corporation........    59,915     2,037,110
The McGraw-Hill Companies,
  Inc. .......................     8,963       525,456
McKesson HBOC, Inc. ..........    12,961       465,170
The Mead Corporation..........     4,578       143,635
+MedImmune, Inc. .............     9,597       457,657
Medtronic, Inc. ..............    54,869     3,312,716
Mellon Financial
  Corporation.................    22,348     1,099,242
Merck & Co., Inc. ............   105,309     9,859,555
+Mercury Interactive Corp. ...     3,697       333,654
Meredith Corporation..........     2,311        74,385
Merrill Lynch & Co., Inc.++...    37,015     2,523,960
MetLife, Inc. ................    35,000     1,225,000
+Micron Technology, Inc. .....    25,951       921,261
+Microsoft Corporation***.....   243,642    10,567,972
Millipore Corporation.........     2,106       132,678
Minnesota Mining and
  Manufacturing Company
  (3M)........................    18,004     2,169,482
Molex Incorporated............     8,953       317,832
Moody's Corporation...........     7,435       190,987
Morgan Stanley Dean Witter &
  Co. ........................    51,207     4,058,155
Motorola, Inc. ...............    99,827     2,021,497
+NCR Corporation..............     4,423       217,280
NICOR, Inc. ..................     2,101        90,737
+Nabors Industries, Inc. .....     6,680       395,122
National City Corporation.....    27,784       798,790
+National Semiconductor
  Corporation.................     8,123       163,475

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
National Service Industries,
  Inc. .......................     1,841  $     47,291
+Navistar International
  Corporation.................     2,711        70,994
+Network Appliance, Inc. .....    14,441       927,609
The New York Times Company
  (Class A)...................     7,432       297,745
Newell Rubbermaid Inc. .......    12,192       277,368
Newmont Mining Corporation....     7,709       131,535
+Nextel Communications, Inc.
  (Class A)...................    34,854       862,637
+Niagara Mohawk Holdings
  Inc. .......................     7,343       122,536
Nike, Inc. (Class B)..........    12,349       689,229
NiSource Inc. ................     9,340       287,205
Nordstrom, Inc. ..............     5,961       108,416
Norfolk Southern
  Corporation.................    17,499       232,955
Nortel Networks Corporation...   141,527     4,537,709
Northern Trust Corporation....    10,156       828,349
Northrop Grumman Corporation..     3,324       275,892
+Novell, Inc. ................    14,996        78,260
+Novellus Systems, Inc. ......     5,974       214,691
Nucor Corporation.............     3,558       141,208
ONEOK, Inc. ..................     1,362        65,546
Occidental Petroleum
  Corporation.................    16,870       409,098
+Office Depot, Inc. ..........    13,614        97,000
Old Kent Financial
  Corporation.................     6,284       274,925
Omnicom Group Inc. ...........     8,105       671,702
+Oracle Corporation...........   255,755     7,432,880
PACCAR Inc. ..................     3,465       170,651
PG&E Corporation..............    17,698       353,960
PNC Financial Services
  Group.......................    13,230       966,617
PPG Industries, Inc. .........     7,711       357,116
PPL Corporation...............     6,611       298,735
+Pactiv Corporation...........     7,220        89,348
Pall Corporation..............     5,605       119,457
+Palm, Inc. ..................    25,899       733,265
+Parametric Technology
  Corporation.................    12,465       167,498
Parker-Hannifin Corporation...     5,321       234,789
Paychex, Inc. ................    17,032       828,181
Peoples Energy Corporation....     1,641        73,435
+PeopleSoft, Inc. ............    13,043       485,037
PepsiCo, Inc. ................    65,960     3,269,143
PerkinElmer, Inc. ............     2,285       239,925
Pfizer Inc. ..................   288,269    13,260,374
Pharmacia Corporation.........    58,926     3,594,486
Phelps Dodge Corporation......     3,569       199,195
Philip Morris Companies
  Inc.*** ....................   101,596     4,470,224
Phillips Petroleum Company....    11,631       661,513
Pinnacle West Capital
  Corporation.................     3,859       183,785
Pitney Bowes Inc. ............    11,521       381,633
Placer Dome Inc. .............    15,030       144,664
Potlatch Corporation..........     1,350        45,309
+Power-One, Inc. .............     3,586       140,975
Praxair, Inc. ................     7,233       320,964
The Procter & Gamble
  Company.....................    59,572     4,672,679
Progress Energy, Inc. ........     9,376       461,157
The Progressive Corporation...     3,315       343,517
Providian Financial
  Corporation.................    13,034       749,455

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Public Service Enterprise
  Group Incorporated..........     9,815  $    477,254
Pulte Corporation.............     1,813        76,486
+QLogic Corporation...........     4,190       322,630
+QUALCOMM Incorporated........    34,108     2,803,251
The Quaker Oats Company.......     5,989       583,179
+Quintiles Transnational
  Corp. ......................     5,294       110,843
+Qwest Communications
  International Inc. .........    75,670     3,102,470
R.R. Donnelley & Sons
  Company.....................     5,580       150,660
RadioShack Corporation........     8,478       362,964
Ralston-Ralston Purina
  Group.......................    14,064       367,422
Raytheon Company (Class B)....    15,597       484,482
+Reebok International Ltd. ...     2,617        71,549
Regions Financial
  Corporation.................    10,124       276,512
Reliant Energy, Inc. .........    13,457       582,856
+Robert Half International
  Inc. .......................     8,100       214,650
Rockwell International
  Corporation.................     8,374       398,812
Rohm and Haas Company.........    10,039       364,541
+Rowan Companies, Inc. .......     4,364       117,828
Royal Dutch Petroleum Company
  (NY Registered Shares)......    97,976     5,933,672
Ryder System, Inc. ...........     2,780        46,218
SAFECO Corporation............     5,847       192,220
SBC Communications Inc. ......   154,664     7,385,206
SUPERVALU INC. ...............     6,103        84,679
SYSCO Corporation.............    30,580       917,400
Sabre Holdings Corporation....     5,943       256,292
+Safeway Inc. ................    22,896     1,431,000
+Sanmina Corporation..........     6,931       531,088
+Sapient Corporation..........     5,543        66,170
Sara Lee Corporation..........    38,096       935,733
Schering-Plough Corporation...    66,803     3,791,070
Schlumberger Limited..........    26,161     2,091,245
Scientific-Atlanta, Inc. .....     7,339       238,976
+Sealed Air Corporation.......     3,793       115,687
Sears, Roebuck & Co. .........    15,269       530,598
Sempra Energy.................     9,345       217,271
The Sherwin-Williams Company..     7,331       192,897
+Siebel Systems, Inc. ........    19,626     1,327,208
Sigma-Aldrich Corporation.....     3,528       138,695
Snap-On Incorporated..........     2,633        73,395
+Solectron Corporation........    29,137       987,744
The Southern Company..........    30,882     1,026,827
SouthTrust Corporation........     7,740       314,921
Southwest Airlines Co. .......    22,930       768,843
Sprint Corp...................    40,399       820,605
+Sprint Corp. (PCS Group).....    42,598       870,597
+St. Jude Medical, Inc. ......     3,833       235,490
The St. Paul Companies,
  Inc. .......................     9,947       540,246
The Stanley Works.............     3,958       123,440
+Staples, Inc. ...............    20,788       245,558
+Starbucks Corporation........     8,564       378,957
Starwood Hotels & Resorts
  Worldwide, Inc. ............     8,855       312,139
State Street Corporation......     7,356       913,689
Stilwell Financial, Inc. .....    10,161       400,724
Stryker Corporation...........     8,960       453,286

                                       183
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Summit Bancorp................     7,962  $    304,049
+Sun Microsystems, Inc. ......   147,126     4,101,137
Sunoco, Inc. .................     3,885       130,876
SunTrust Banks, Inc. .........    13,534       852,642
Symbol Technologies, Inc. ....     6,685       240,660
Synovus Financial Corp. ......    13,055       351,669
T. Rowe Price Group Inc. .....     5,589       236,223
The TJX Companies, Inc. ......    12,852       356,643
TRW Inc. .....................     5,639       218,511
TXU Corp. ....................    11,794       522,622
Target Corporation............    40,927     1,319,896
Tektronix, Inc. ..............     4,380       147,551
+Tellabs, Inc. ...............    18,778     1,060,957
Temple-Inland, Inc. ..........     2,232       119,691
+Tenet Healthcare
  Corporation.................    14,513       644,921
+Teradyne, Inc. ..............     7,991       297,665
Texaco Inc. ..................    25,135     1,561,512
Texas Instruments
  Incorporated................    79,104     3,747,552
Textron, Inc. ................     6,499       302,204
+Thermo Electron
  Corporation.................     8,225       244,694
Thomas & Betts Corporation....     2,657        43,010
Tiffany & Co..................     6,679       211,223
Time Warner Inc. .............    60,686     3,170,237
The Timken Company............     2,768        41,866
Torchmark Corporation.........     5,769       221,746
Tosco Corporation.............     6,623       224,768
+Toys 'R' Us, Inc. ...........     9,392       156,729
Transocean Sedco Forex
  Inc. .......................     9,642       443,532
Tribune Company...............    13,812       583,557
+Tricon Global Restaurants,
  Inc. .......................     6,655       219,615
Tupperware Corporation........     2,604        53,219
Tyco International Ltd. ......    79,917     4,435,394
+US Airways Group, Inc. ......     3,110       126,149
U.S. Bancorp..................    34,414     1,004,459
USA Education Inc. ...........     7,496       509,728
UST Inc. .....................     7,459       209,318
USX-Marathon Group............    14,185       393,634
USX-U.S. Steel Group..........     4,030        72,540
Unilever NV (NY Registered
  Shares).....................    26,174     1,647,326
Union Carbide Corporation.....     6,127       329,709
Union Pacific Corporation.....    11,302       573,577
Union Planters Corporation....     6,206       221,865
+Unisys Corporation...........    14,274       208,757
United Technologies
  Corporation.................    21,433     1,685,170
UnitedHealth Group
  Incorporated................    14,512       890,674
Unocal Corporation............    11,098       429,354
UnumProvident Corporation.....    10,974       294,926
+VERITAS Software
  Corporation.................    17,817     1,559,002
V. F. Corporation.............     5,210       188,810

                                 SHARES
        COMMON STOCKS             HELD       VALUE
------------------------------------------------------
Verizon Communications........   123,326  $  6,181,716
+Viacom, Inc. (Class B).......    69,133     3,231,968
Visteon Corporation...........     5,982        68,793
+Vitesse Semiconductor
  Corporation.................     8,220       454,669
Vulcan Materials Company......     4,611       220,752
W. W. Grainger, Inc. .........     4,272       155,928
Wachovia Corporation..........     9,297       540,388
Walgreen Co. .................    46,268     1,934,581
Wal-Mart Stores, Inc. ........   204,088    10,842,175
The Walt Disney Company.......    95,249     2,756,268
Washington Mutual, Inc. ......    24,669     1,308,999
Waste Management, Inc. .......    28,381       787,573
+Watson Pharmaceuticals,
  Inc. .......................     4,724       241,810
+Wellpoint Health
  Networks Inc. ..............     2,893       333,418
Wells Fargo Company...........    78,096     4,348,971
Wendy's International,
  Inc. .......................     5,200       136,500
Westvaco Corporation..........     4,592       134,029
Weyerhaeuser Company..........    10,080       511,560
Whirlpool Corporation.........     3,040       144,970
Willamette Industries,
  Inc. .......................     5,039       236,518
The Williams Companies,
  Inc. .......................    20,105       802,943
Winn-Dixie Stores, Inc. ......     6,347       122,973
Wm. Wrigley Jr. Company.......     5,138       492,285
+WorldCom, Inc. ..............   131,519     1,841,266
Worthington Industries,
  Inc. .......................     3,908        31,508
Xcel Energy, Inc. ............    15,531       451,370
Xerox Corporation.............    30,483       140,984
+Xilinx, Inc. ................    15,043       693,858
+Yahoo! Inc. .................    25,515       769,835
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$415,001,625)--98.4%                536,311,560
------------------------------------------------------

SHORT-TERM OBLIGATIONS--             FACE
COMMERCIAL PAPER*                  AMOUNT
-------------------------------------------------------
General Motors Acceptance
  Corp., 6.75% due
  1/02/2001..................  $9,882,000     9,876,441
-------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$9,876,441)--1.8%                      9,876,441
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$424,878,066)--100.2%..              546,188,001
VARIATION MARGIN ON FINANCIAL
FUTURES CONTRACTS**--0.0%....                  (136,500)
LIABILITIES IN EXCESS OF
OTHER ASSETS--(0.2%).........                  (884,835)
                                           ------------
NET ASSETS--100.0%...........              $545,166,666
                                           ============

--------------------------------------------------------------------------------

 + Non-income producing security.

++ An affiliate of the Fund.

 * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

 ** Financial futures contracts purchased as of December 31, 2000 were as follows:

------------------------------------------------------------------------
NUMBER OF                                      EXPIRATION
CONTRACTS                ISSUE                    DATE          VALUE
------------------------------------------------------------------------
   30       S&P 500 Financial Futures Index    March 2001    $10,012,500
------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (CONTRACT
PRICE--$10,278,925)                                          $10,012,500
                                                             ===========
------------------------------------------------------------------------

*** Portion of holdings pledged as collateral for financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$424,878,066).......             $546,188,001
Cash........................................................                    4,278
Receivables:
  Dividends.................................................  $478,273
  Capital shares sold.......................................   107,793
  Securities sold...........................................     2,176        588,242
                                                              --------
Prepaid expenses............................................                   80,106
                                                                         ------------
Total assets................................................              546,860,627
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   971,983
  Capital shares redeemed...................................   294,265
  Variation margin..........................................   136,500
  Investment adviser........................................   125,846      1,528,594
                                                              --------
Accrued expenses and other liabilities......................                  165,367
                                                                         ------------
Total liabilities...........................................                1,693,961
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $545,166,666
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $  3,247,059
Paid-in capital in excess of par............................              431,820,421
Accumulated distributions in excess of investment
  income--net...............................................                  (35,137)
Accumulated realized capital losses on investments--net.....               (4,833,051)
Accumulated distributions in excess of realized capital
  gains on investments--net.................................               (6,076,136)
Unrealized appreciation on investments--net.................              121,043,510
                                                                         ------------
NET ASSETS..................................................             $545,166,666
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $545,166,666 and 32,470,592
  shares outstanding........................................             $      16.79
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $30,253 foreign withholding tax)..........               $  6,541,783
Interest and discount earned................................                    600,364
                                                                           ------------
Total income................................................                  7,142,147
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,735,563
Accounting services.........................................     133,594
Professional fees...........................................      50,730
Custodian fees..............................................      49,452
Printing and shareholder reports............................      47,799
Directors' fees and expenses................................      11,065
Transfer agent fees.........................................       5,065
Amortization of organization expenses.......................       3,997
Pricing services............................................       1,080
                                                              ----------
Total expenses..............................................                  2,038,345
                                                                           ------------
Investment income--net......................................                  5,103,802
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (4,833,051)
Change in unrealized appreciation on investments--net.......                (56,238,852)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(55,968,101)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  5,103,802    $  5,911,403
Realized gain (loss) on investments--net....................      (4,833,051)         71,595
Change in unrealized appreciation on investments--net.......     (56,238,852)     91,802,534
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (55,968,101)     97,785,532
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (5,115,950)    (10,285,110)
In excess of investment income--net:
  Class A...................................................         (35,137)             --
Realized gain on investments--net:
  Class A...................................................              --      (4,848,855)
In excess of realized gain on investments--net:
  Class A...................................................        (840,237)     (5,235,899)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (5,991,324)    (20,369,864)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      20,731,769     105,761,241
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (41,227,656)    183,176,909
Beginning of year...........................................     586,394,322     403,217,413
                                                                ------------    ------------
End of year*................................................    $545,166,666    $586,394,322
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $    (35,137)   $     12,148
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
                                                                --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                                                    FOR THE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                                                    PERIOD
FINANCIAL STATEMENTS.                                                                                           DEC. 13,
                                                                      FOR THE YEAR ENDED DECEMBER 31,           1996+ TO
                                                                --------------------------------------------    DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  18.73    $  16.23    $  13.48    $  10.17    $ 10.00
                                                                --------    --------    --------    --------    -------
Investment income--net......................................         .16         .19         .18         .17        .02
Realized and unrealized gain (loss) on investments--net.....       (1.91)       3.05        3.40        3.16        .15
                                                                --------    --------    --------    --------    -------
Total from investment operations............................       (1.75)       3.24        3.58        3.33        .17
                                                                --------    --------    --------    --------    -------
Less dividends and distributions:
  Investment income--net....................................        (.16)       (.37)       (.17)       (.02)        --
  In excess of investment income--net.......................          --++        --          --          --         --
  Realized gain on investments--net.........................          --        (.18)       (.66)         --++       --
  In excess of realized gain on investments--net............        (.03)       (.19)         --          --         --
                                                                --------    --------    --------    --------    -------
Total dividends and distributions...........................        (.19)       (.74)       (.83)       (.02)        --
                                                                --------    --------    --------    --------    -------
Net asset value, end of period..............................    $  16.79    $  18.73    $  16.23    $  13.48    $ 10.17
                                                                ========    ========    ========    ========    =======
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (9.37%)     20.50%      28.28%      32.81%      1.68%++++
                                                                ========    ========    ========    ========    =======
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .35%        .35%        .36%        .34%       .00%*
                                                                ========    ========    ========    ========    =======
Expenses....................................................        .35%        .35%        .36%        .40%       .60%*
                                                                ========    ========    ========    ========    =======
Investment income--net......................................        .88%       1.13%       1.36%       2.01%      3.08%*
                                                                ========    ========    ========    ========    =======
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $545,167    $586,394    $403,217    $215,234    $10,752
                                                                ========    ========    ========    ========    =======
Portfolio turnover..........................................       7.31%      26.35%      11.92%      36.85%       .04%
                                                                ========    ========    ========    ========    =======
------------------------------------------------------------------------------------------------------------------------

+Commencement of operations.
++Amount is less than $.01 per share.
++++Aggregate total investment return.
*Annualized.
**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

--------------------------------------------------------------------------------

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $58,750,443 and $41,779,076, respectively.

  Net realized losses for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses      Gains (Losses)
--------------------------------------------------------------------
Long-term investments.................  $(3,577,132)   $121,309,935
Financial futures contracts...........   (1,255,919)       (266,425)
                                        -----------    ------------
Total.................................  $(4,833,051)   $121,043,510
                                        ===========    ============
--------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $115,024,174, of which $168,624,820 related to appreciated securities and $53,600,646 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $431,163,827.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year                             Dollar
Ended December 31, 2000                  Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,316,223    $ 78,731,442
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     351,827       5,991,324
                                       ----------    ------------
Total issued.........................   4,668,050      84,722,766
Shares redeemed......................  (3,506,217)    (63,990,997)
                                       ----------    ------------
Net increase.........................   1,161,833    $ 20,731,769
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year                            Dollar
Ended December 31, 1999                 Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  13,454,001    $ 228,170,067
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   1,190,645       20,369,864
                                      ----------    -------------
Total issued........................  14,644,646      248,539,931
Shares redeemed.....................  (8,181,291)    (142,778,690)
                                      ----------    -------------
Net increase........................   6,463,355    $ 105,761,241
                                      ==========    =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $3,262,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS, INDEX 500 FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period December 13, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Index 500 Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The year ended December 31, 2000 began amid great hope and optimism and evolved into the worst year for international markets since 1990. The Morgan Stanley Capital International (MSCI) World (Ex-US) Index, the Fund's benchmark, fell by 14.4% over the 12-month period--in fact, only for a few days in late March was the Index higher than its year-end 1999 level. The only markets to deliver positive returns this year in US dollars terms were Switzerland, Canada and Denmark. The markets in New Zealand, Japan and Singapore declined by more than 25% over the course of the year.

  As has been widely discussed in the media, technology and telecommunications stocks were the drivers of equity markets around the world--propelling them upward in 1999 and downward in 2000. Globally, the information technology sector fell by 30.6% in US dollar terms, while telecommunications stocks fell by 39% for the year ended December 31, 2000. These sectors had maintained their 1999 outperformance only until March 10, 2000, when the NASDAQ Composite Index peaked at just over 5000.

  The international investor was also hurt this year by the strength of the US dollar against its major competitors. The US dollar gained 6.3% against the euro, 11.6% against the yen and 7.7% against the pound. Had it not been for the rising US dollar, international markets might have outperformed the Standard & Poor's 500 Index, which declined 7.8% against a 10.2% fall in the United States.

FISCAL YEAR IN REVIEW

  For the fiscal year ended December 31, 2000, the Fund's Class A Shares had a total return of -17.28%. This compared to a return of -13.4% in US dollars for the MSCI World (Ex-US) Index for the same period. The bulk of the Fund's underperformance occurred in the last four months of the year and was triggered by three factors: an underweighted position in the equity markets of the European Monetary Union (EMU)-bloc and an overweighted position in Japan; an underweighted position in defensive European sectors, such as food and healthcare; and an overweighted position in Japanese technology and telecommunications shares. The first factor contributed to the Fund's underperformance as investors sold down their Japanese holdings despite strong profits growth reported toward the end of the year, concentrating instead on fears of an economic slowdown. The sector weightings mentioned above led to underperformance following the sharp and sudden downturn in the US economy and the 45% decline in the NASDAQ in the last third of the year as technology companies of all types found themselves unable to match the earnings expectations that investors had built into their high share prices.

  Relative to the Fund's benchmark, we began the year with underweighted positions in Japan, the United Kingdom and the Pacific Basin. The Fund was broadly neutral in the EMU-bloc and held positions in emerging markets (not in the benchmark) and in cash. In the first quarter of 2000, we reduced our EMU-bloc weighting in favor of the Japanese and UK markets in anticipation of a peak in the EMU economic cycle. Over the course of the year, we continued to increase the Fund's weightings in Japan and the United Kingdom, while further reducing our exposure to the EMU-bloc and emerging markets. This strategy proved effective until the fourth quarter. In December, it became clear that investors were prepared to overlook the favorable results in Japan, focusing instead on the negatives in the economy, and we subsequently reduced our overweight position in Japan to neutral.

  The Fund ended 2000 with relatively small active positions, befitting a time of major uncertainty and volatility. Our underweighted EMU-bloc equity position was offset by an overweighted position in UK equities, where the cycle is more advanced and interest rate cuts nearer at hand; by positions in EMU bonds, which provide currency but not equity exposure; and by some cash.

IN CONCLUSION

  The new year begins with more uncertainty than usual. The US economy has slowed sharply and it is unclear whether this reflects a short-term reaction to overstocking in many technology sectors or whether companies have over-invested in technology and individuals have become over-exposed to the stock market. If the latter is true, we could see a dramatic contraction in US private spending, which would bring about difficult consequences for the world economy.

  The new year began with an interest rate cut in the United States. We expect the United Kingdom to follow, then Europe and Japan. These cuts were priced into the various money markets at the end of 2000 and, therefore, are already discounted to some extent. Should central banks introduce these interest rate cuts

--------------------------------------------------------------------------------

slowly, worldwide equity markets could be disappointed.

  We thank you for your investment in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our strategy and performance with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Terry K. Glenn

Jeremy Beckwith
Vice President and Senior Portfolio Manager

January 19, 2001
--------------------------------------------------------
We are pleased to announce that Jeremy Beckwith is responsible for the day-to-day management of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Beckwith has been employed by Merrill Lynch Investment Managers, L.P. since 1990.
--------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                      MORGAN STANLEY CAPITAL
                                                              INTERNATIONAL EQUITY FOCUS FUND+     INTERNATIONAL WORLD (EX-US)
                                                                     --CLASS A SHARES*                       INDEX++
                                                              --------------------------------     ---------------------------
07/01/93**                                                                 10000                              10000
12/93                                                                      11030                              10756
12/94                                                                      11091                              11546
12/95                                                                      11698                              12863
12/96                                                                      12472                              13747
12/97                                                                      11904                              14059
12/98                                                                      12833                              16697
12/99                                                                      17661                              21360
12/00                                                                      14609                              18504

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ International Equity Focus Fund invests in a portfolio of securities of issuers from foreign countries, both developed and developing, throughout the world.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries, excluding the United States. The starting date for the Index is from 6/30/93.

   -----------------------------------------------------------------------------
   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
   -----------------------------------------------------------------------------

   PERIOD COVERED                                                       % RETURN
   -----------------------------------------------------------------------------
   One Year Ended 12/31/00                                               -17.28%
   -----------------------------------------------------------------------------
   Five Years Ended 12/31/00                                              + 4.55
   -----------------------------------------------------------------------------
   Inception (07/01/93) through 12/31/00                                  + 5.18
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
   -----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -13.37%        -17.28%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN                                     SHARES                                                                 PERCENT OF
AMERICA           INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            AEROSPACE &              9,720   Embraer-Empresa Brasileira de Aeronautica SA
                  DEFENSE                            (Preferred)................................  $     90,720        0.1%
                  -----------------------------------------------------------------------------------------------------
                  BANKS                1,400,000   Banco Itau SA (Preferred)....................       132,821        0.1
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            8,000   MSCI Brazil OPALS(f).........................       376,560        0.3
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                 16,500   Souza Cruz SA(d).............................        72,769        0.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN BRAZIL                         672,870        0.5
----------------------------------------------------------------------------------------------------------------------------
MEXICO            INSURANCE            1,538,000   United Mexican States (Value Recovery
                                                     Rights)(g).................................            15        0.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MEXICO                              15        0.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN LATIN AMERICA
                                                   (COST--$735,655)                                    672,885        0.5
----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
----------------------------------------------------------------------------------------------------------------------------
CANADA            AEROSPACE &             15,300   Bombardier Inc. 'B'..........................       235,816        0.2
                  DEFENSE                  9,280   CAE, Inc.(d).................................       150,754        0.1
                                                                                                  ------------      -----
                                                                                                       386,570        0.3
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    4,090   Bank of Montreal.............................       214,031        0.2
                                           7,640   Royal Bank of Canada.........................       258,651        0.2
                                           2,330   The Toronto-Dominion Bank....................        67,402        0.0
                                                                                                  ------------      -----
                                                                                                       540,084        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          34,000   Nortel Networks Corporation..................     1,092,210        0.8
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             10,860   C.I. Fund Management Inc.(d).................       118,939        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 6,260   TransAlta Corporation........................        91,691        0.0
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC               2,660   Celestica Inc.(d)............................       143,449        0.1
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG              5,470   Sobeys Inc. .................................        91,045        0.1
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  GOLD PRODUCERS          14,000   Barrick Gold Corporation.....................       229,387        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                7,100   Sun Life Financial Services of Canada........       189,081        0.1
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    6,700   The Thomson Corporation......................       256,045        0.2
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                5,950   Anderson Exploration Ltd.(d).................       134,885        0.1
                                           4,030   Canadian Hunter Exploration Ltd.(d)..........       110,275        0.1
                                                                                                  ------------      -----
                                                                                                       245,160        0.2
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORTH AMERICA
                                                   (COST--$3,293,453)                                3,383,661        2.5
----------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         BANKS                   25,000   National Australia Bank Limited..............       400,243        0.3
                                          32,000   Suncorp-Metway Limited.......................       191,641        0.1
                                          16,000   Westpac Banking Corporation Limited..........       117,310        0.1
                                                                                                  ------------      -----
                                                                                                       709,194        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             14,000   Lend Lease Corporation Limited...............       130,234        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  HOLDING COMPANY         96,000   Southcorp Limited............................       261,081        0.2
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               37,000   AMP Limited..................................       415,762        0.3
                                          32,000   QBE Insurance Group Limited..................       175,868        0.1
                                                                                                  ------------      -----
                                                                                                       591,630        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 PACIFIC BASIN                            SHARES                                                                 PERCENT OF
  (CONTINUED)         INDUSTRY              HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         MEDIA                   19,200   The News Corporation Limited.................  $    149,372        0.1%
(CONCLUDED)
                                          61,440   The News Corporation Limited (Preferred).....       437,020        0.3
                                          36,000   Publishing & Broadcasting Limited............       261,008        0.2
                                                                                                  ------------      -----
                                                                                                       847,400        0.6
                  -----------------------------------------------------------------------------------------------------
                  METALS &                 7,000   OneSteel Limited(d)..........................         3,695        0.0
                  MINING                  90,000   WMC Limited..................................       382,950        0.3
                                                                                                  ------------      -----
                                                                                                       386,645        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               80,000   Santos Limited...............................       267,625        0.2
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE             16,960   Westfield Holdings Limited...................       126,781        0.1
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN AUSTRALIA                    3,320,590        2.4
----------------------------------------------------------------------------------------------------------------------------
CHINA             BANKS                   74,000   Citic Pacific Limited........................       262,324        0.2
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                17,000   China Mobile (Hong Kong) Limited
                  TELECOMMUNICATION                  (ADR)(a)(d)................................       461,125        0.3
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN CHINA                          723,449        0.5
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         REAL ESTATE             60,000   Cheung Kong (Holdings) Ltd. .................       767,318        0.6
                                          42,000   Sun Hung Kai Properties Ltd. ................       418,659        0.3
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN HONG KONG                    1,185,977        0.9
----------------------------------------------------------------------------------------------------------------------------
JAPAN             AUTO                    34,000   Futaba Industrial Co., Ltd. .................       406,988        0.3
                  COMPONENTS             106,000   Sanden Corporation                                  492,872        0.4
                                                                                                  ------------      -----
                                                                                                       899,860        0.7
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES            115,000   Fuji Heavy Industries, Ltd. .................       698,862        0.5
                                          16,000   Honda Motor Co., Ltd. .......................       596,848        0.4
                                                                                                  ------------      -----
                                                                                                     1,295,710        0.9
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   53,000   The 77 Bank, Ltd. ...........................       302,128        0.2
                                          11,550   Aiful Corporation............................       943,621        0.7
                                          68,000   The Gunma Bank Ltd. .........................       332,855        0.3
                                          58,000   The Sumitomo Bank, Ltd. .....................       595,744        0.4
                                         180,000   The Tokai Bank Ltd. .........................       780,210        0.6
                                         104,000   The Toyo Trust & Banking Co., Ltd. ..........       327,846        0.2
                                                                                                  ------------      -----
                                                                                                     3,282,404        2.4
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES               94,000   Asahi Breweries Limited......................       958,932        0.7
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                45,000   Tostem Corporation...........................       559,151        0.4
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS              103,000   Asahi Chemical Industry Co., Ltd. ...........       593,468        0.4
                                          85,000   Kaneka Corporation...........................       804,597        0.6
                                          17,000   Shin-Etsu Chemical Co., Ltd. ................       654,991        0.5
                                                                                                  ------------      -----
                                                                                                     2,053,056        1.5
                  -----------------------------------------------------------------------------------------------------
                  CLOSED END              35,000   Atlantis Japan Growth Fund...................       297,500        0.2
                  INVESTMENT FUND
                  -----------------------------------------------------------------------------------------------------
                  COMMERCIAL              10,000   Secom Co., Ltd. .............................       652,364        0.5
                  SERVICES &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS           4,800   Matsushita Communication Industrial Co.,
                  EQUIPMENT                          Ltd. ......................................       603,152        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &            133,000   Toshiba Corporation..........................       889,772        0.7
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              6,900   Takefuji Corporation.........................       435,026        0.3
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                135   Nippon Telegraph & Telephone Corporation
                  TELECOMMUNICATION                  (NTT)......................................       972,898        0.7
                  SERVICES
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 PACIFIC BASIN                            SHARES                                                                 PERCENT OF
  (CONTINUED)         INDUSTRY              HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
JAPAN             ELECTRICAL              18,000   Honda Tsushin Kogyo Co., Ltd.................  $    395,622        0.3%
(CONCLUDED)
                  EQUIPMENT              110,000   Mitsubishi Electric Corporation..............       677,145        0.5
                                                                                                  ------------      -----
                                                                                                     1,072,767        0.8
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                  85   Hakuto Company Ltd. .........................         2,397        0.0
                  EQUIPMENT &                 20   Keyence Corporation..........................         4,904        0.0
                  INSTRUMENTS              7,900   TDK Corporation..............................       769,247        0.6
                                          88,000   Toko, Inc. ..................................       426,130        0.3
                                                                                                  ------------      -----
                                                                                                     1,202,678        0.9
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS           27,200   Katokichi Co., Ltd. .........................       714,536        0.5
                  -----------------------------------------------------------------------------------------------------
                  HEALTH CARE             27,000   Fukuda Denshi Co., Ltd. .....................       517,776        0.4
                  EQUIPMENT &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               49,000   Sharp Corporation............................       591,261        0.4
                  DURABLES                18,900   Sony Corporation.............................     1,307,443        1.0
                                                                                                  ------------      -----
                                                                                                     1,898,704        1.4
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               24,000   Kao Corporation..............................       697,723        0.5
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  INTERNET                 3,000   Trend Micro Incorporated(d)..................       217,250        0.2
                  SOFTWARE &
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY               11,000   Fanuc Ltd. ..................................       748,424        0.6
                                          74,000   Minebea Company Ltd. ........................       685,569        0.5
                                          56,000   Nippon Thompson Co., Ltd. ...................       420,736        0.3
                                                                                                  ------------      -----
                                                                                                     1,854,729        1.4
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   30,200   Aoi Advertising Promotion Inc. ..............       264,448        0.2
                                          20,400   Asatsu-Dk Inc. ..............................       491,243        0.4
                                              37   Fuji Television Network, Incorporated........       257,898        0.2
                                          14,000   Nippon Broadcasting System, Incorporated.....       529,597        0.4
                                                                                                  ------------      -----
                                                                                                     1,543,186        1.2
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL         8,000   Ito-Yokado Co., Ltd. ........................       399,299        0.3
                                          34,000   Uny Co., Ltd. ...............................       363,222        0.3
                                                                                                  ------------      -----
                                                                                                       762,521        0.6
                  -----------------------------------------------------------------------------------------------------
                  OFFICE                  35,000   Ricoh Co., Ltd. .............................       646,673        0.5
                  ELECTRONICS
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         22,000   Fujisawa Pharmaceutical Co., Ltd. ...........       728,196        0.5
                                          43,000   Kissei Pharmaceutical Co., Ltd. .............       850,963        0.6
                                          14,000   Takeda Chemical Industries, Ltd. ............       828,722        0.6
                                                                                                  ------------      -----
                                                                                                     2,407,881        1.7
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            4,800   Rohm Company Ltd. ...........................       912,084        0.7
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                   470   Miroku Jyoho Service Co., Ltd. ..............         3,412        0.0
                                          21,700   Square Co., Ltd. ............................       560,552        0.4
                                                                                                  ------------      -----
                                                                                                       563,964        0.4
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &              28,000   HIMIKO Co., Ltd. ............................       291,769        0.2
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                  TRADING                101,000   Mitsubishi Corporation.......................       744,676        0.5
                  COMPANIES &
                  DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                    68   NTT Mobile Communications Network, Inc. .....     1,173,030        0.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN JAPAN                       30,121,772       22.2
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

 PACIFIC BASIN                            SHARES                                                                 PERCENT OF
  (CONCLUDED)         INDUSTRY              HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKS                      285   Rashid Hussain BHD (Warrants)(c).............  $         30        0.0%
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MALAYSIA                            30        0.0
----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND       DIVERSIFIED            160,000   Telecom Corporation of New Zealand Limited...       339,840        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NEW ZEALAND                    339,840        0.3
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE         BANKS                   42,000   DBS Group Holdings Limited...................       474,740        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &              9,000   Creative Technology Limited..................       102,249        0.1
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             75,000   Keppel Corporation Ltd. .....................       146,194        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET           21,400   MSCI Singapore OPALS 'B'(f)..................       923,196        0.7
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SINGAPORE                    1,646,379        1.2
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       SEMICONDUCTOR            5,600   Samsung Electronics (GDR)(b)(e)..............       396,200        0.3
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SOUTH KOREA                    396,200        0.3
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                   (COST--$43,158,980)                              37,734,237       27.8
----------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
----------------------------------------------------------------------------------------------------------------------------
DENMARK           MARINE                      75   D/S 1912 'B'                                        650,952        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN DENMARK                        650,952        0.5
----------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS          62,000   Nokia Oyj....................................     2,765,061        2.0
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FINLAND                      2,765,061        2.0
----------------------------------------------------------------------------------------------------------------------------
FRANCE            AUTO COMPONENTS         14,000   Compagnie Generale des Etablissements
                                                     Michelin 'B'...............................       506,724        0.4
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES              4,600   PSA Peugeot Citroen..........................     1,046,479        0.8
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    7,200   Banque Nationale de Paris (BNP)..............       632,067        0.5
                                          14,000   Societe Generale 'A'.........................       870,173        0.6
                                                                                                  ------------      -----
                                                                                                     1,502,240        1.1
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          21,600   Alcatel......................................     1,226,955        0.9
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             11,000   France Telecom SA............................       949,650        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL              10,600   Schneider SA.................................       773,297        0.6
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT         2,000   Coflexip.....................................       254,254        0.2
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             11,700   Carrefour SA.................................       734,905        0.5
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS            3,800   Groupe Danone................................       572,992        0.4
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                8,000   Axa..........................................     1,156,725        0.9
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    4,600   Lagardere S.C.A. ............................       266,910        0.2
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          7,000   Pechiney SA 'A'..............................       320,005        0.3
                                          44,000   Usinor SA....................................       580,841        0.4
                                                                                                  ------------      -----
                                                                                                       900,846        0.7
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES          4,000   Suez Lyonnaise des Eaux SA...................       730,464        0.5
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES
WESTERN                                    HELD/
EUROPE                                      FACE                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                AMOUNT                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
FRANCE            MULTILINE RETAIL         4,000   Pinault-Printemps-Redoute SA.................  $    859,657        0.6%
(CONCLUDED)

                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               10,000   Total Fina SA 'B'............................     1,487,218        1.1
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         10,000   Aventis SA...................................       877,872        0.6
                                           5,500   Sanofi-Synthelabo SA.........................       366,640        0.3
                                                                                                  ------------      -----
                                                                                                     1,244,512        0.9
                  -----------------------------------------------------------------------------------------------------
                  UTILITIES--WATER        10,000   Vivendi Universal SA.........................       658,169        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FRANCE                      14,871,997       11.0
----------------------------------------------------------------------------------------------------------------------------
GERMANY           AIRLINES                40,000   Deutsche Lufthansa AG (Registered Shares)....     1,013,636        0.8
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   15,400   HypoVereinsbank..............................       864,652        0.6
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS               13,000   Bayer AG.....................................       684,740        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             28,000   Deutsche Telekom AG (Registered Shares)......       843,883        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOREIGN             E2,020,000   Bundesrepublic Deutschland, 5.25% due
                  GOVERNMENT                         7/04/2010..................................     1,956,643        1.4
                  OBLIGATIONS
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL               9,600   Preussag AG..................................       347,919        0.2
                  CONGLOMERATES
                                           5,800   Siemens AG...................................       758,303        0.6
                                                                                                  ------------      -----
                                                                                                     1,106,222        0.8
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                2,400   Allianz AG (Registered Shares)...............       902,921        0.7
                                           2,800   Muenchener Rueckversicherungs-Gesellschaft AG
                                                     (Registered Shares)........................       998,990        0.7
                                                                                                  ------------      -----
                                                                                                     1,901,911        1.4
                  -----------------------------------------------------------------------------------------------------
                  INVESTMENT               4,400   Marschollek, Lautenschlaeger und Partner
                  MANAGEMENT                         AG.........................................       481,280        0.4
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES         23,000   RWE AG.......................................     1,020,350        0.8
                                          11,600   Veba AG......................................       705,752        0.5
                                                                                                  ------------      -----
                                                                                                     1,726,102        1.3
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                 2,800   SAP AG (Systeme, Anwendungen, Produkte in der
                                                     Datenverarbeitung).........................       325,460        0.3
                                           2,250   SAP AG (Systeme, Anwendungen, Produkte in der
                                                     Datenverarbeitung) (Preferred).............       318,569        0.2
                                                                                                  ------------      -----
                                                                                                       644,029        0.5
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &              12,000   Adidas-Salomon AG............................       743,609        0.5
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN GERMANY                     11,966,707        8.8
----------------------------------------------------------------------------------------------------------------------------
ITALY             BANKS                   74,000   Unicredito Italiano SpA......................       386,996        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             36,000   Telecom Italia SpA...........................       398,169        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT        54,000   Saipem SpA...................................       294,570        0.2
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               30,000   Assicurazioni Generali.......................     1,191,464        0.9
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    1,344   Seat Pagine Gialle SpA.......................         2,997        0.0
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS               110,000   Telecom Italia Mobile (TIM) SpA..............       877,872        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN ITALY                        3,152,068        2.3
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       BANKS                   48,000   ABN AMRO Holding NV..........................     1,091,528        0.8
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                7,500   Akzo Nobel NV................................       402,788        0.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       DIVERSIFIED             17,000   ING Groep NV.................................  $  1,357,987        1.0%
(CONCLUDED)       FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             82,350   KPN NV.......................................       947,924        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC              32,000   ASM Lithography Holding NV(d)................       726,784        0.5
                  COMPONENTS
                  -----------------------------------------------------------------------------------------------------
                  FOODS                   10,600   Koninklijke Ahold NV.........................       341,962        0.3
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               16,000   Koninklijke (Royal) Philips Electronics
                  DURABLES                           NV(d)......................................       586,174        0.4
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               28,000   Aegon NV.....................................     1,158,302        0.9
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY               11,000   IHC Caland NV................................       516,395        0.4
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               33,500   Royal Dutch Petroleum Company................     2,052,633        1.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE NETHERLANDS              9,182,477        6.8
----------------------------------------------------------------------------------------------------------------------------
NORWAY            EQUITY BASKET           14,000   MSCI Norway OPALS 'B'(e)(f)..................     1,393,280        1.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORWAY                       1,393,280        1.0
----------------------------------------------------------------------------------------------------------------------------
SPAIN             BANKS                  120,000   Banco Santander Central Hispano, SA..........     1,284,415        0.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             80,000   Telefonica SA(d).............................     1,321,971        1.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                54,000   Endesa SA....................................       920,216        0.7
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               22,000   Repsol-YPF, SA...............................       351,562        0.3
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SPAIN                        3,878,164        2.9
----------------------------------------------------------------------------------------------------------------------------
SWEDEN            BANKS                   34,000   Skandinaviska Enskilda Banken (SEB) 'A'......       374,755        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS         100,000   Telefonaktiebolaget LM Ericsson AB 'B'.......     1,139,314        0.8
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            2,000   MSCI Sweden OPALS 'B'(f).....................       553,260        0.4
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY               13,000   SKF AB 'B'...................................       196,333        0.1
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                160,000   Swedish Match AB.............................       624,026        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWEDEN                       2,887,688        2.1
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       BANKS                    2,000   Credit Suisse Group (Registered Shares)......       380,130        0.3
                                           8,000   UBS AG (Registered)..........................     1,305,770        0.9
                                                                                                  ------------      -----
                                                                                                     1,685,900        1.2
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                  843   Syngenta AG(d)...............................        45,258        0.0
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS              450   Nestle SA (Registered Shares)................     1,049,676        0.8
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                  500   Schweizerische Rueckversicherungs-
                                                     Gesellschaft (Registered Shares)...........     1,198,704        0.9
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            860   Novartis AG (Registered Shares)..............     1,520,457        1.1
                                              90   Roche Holding AG (Genuss)....................       916,939        0.7
                                                                                                  ------------      -----
                                                                                                     2,437,396        1.8
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWITZERLAND                  6,416,934        4.7
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    AEROSPACE &             58,000   British Aerospace PLC........................       330,966        0.3
                  DEFENSE
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   28,000   Abbey National PLC...........................       509,864        0.4
                                          50,000   Bank of Scotland.............................       523,203        0.4
                                          42,000   Barclays PLC.................................     1,299,965        0.9
                                          80,000   HSBC Holdings PLC............................     1,177,114        0.8
                                         112,000   Lloyds TSB Group PLC.........................     1,184,524        0.9
                                          26,000   Standard Chartered PLC.......................       374,600        0.3
                                                                                                  ------------      -----
                                                                                                     5,069,270        3.7
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    BEVERAGES               66,000   Allied Domecq PLC............................  $    435,771        0.3%
(CONTINUED)

                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES &             98,000   Cadbury Schweppes PLC........................       677,797        0.5
                  TOBACCO
                  -----------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY           16,000   Celltech Group PLC(d)........................       282,746        0.2
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS               26,000   BOC Group PLC................................       394,991        0.3
                                          42,000   Imperial Chemical Industries PLC.............       346,323        0.3
                                                                                                  ------------      -----
                                                                                                       741,314        0.6
                  -----------------------------------------------------------------------------------------------------
                  COMMERCIAL             124,000   Shanks & McEwan Group PLC....................       421,401        0.3
                  SERVICES &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          70,000   Marconi PLC..................................       751,830        0.6
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION            16,000   RMC Group PLC................................       140,776        0.1
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS &            96,000   Rexam PLC....................................       322,661        0.2
                  PACKAGING
                  -----------------------------------------------------------------------------------------------------
                  CRUISE LINES            80,000   P&O Princess Cruises PLC(d)..................       338,196        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED            118,000   British Telecommunications PLC...............     1,008,255        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                54,000   British Energy PLC (Deferred Shares).........             1        0.0
                  UTILITIES
                                          84,000   International Power PLC(d)...................       314,953        0.2
                                          40,000   National Grid Group PLC......................       363,591        0.3
                                                                                                  ------------      -----
                                                                                                       678,545        0.5
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             80,000   J Sainsbury PLC..............................       474,431        0.4
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  GAS UTILITIES           80,000   BG Group PLC.................................       313,100        0.2
                                          60,000   Centrica PLC.................................       232,361        0.2
                                                                                                  ------------      -----
                                                                                                       545,461        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,                 36,000   Bass PLC.....................................       392,033        0.3
                  RESTAURANTS &
                  LEISURE

                                          62,000   Granada Compass PLC..........................       674,705        0.5
                                                                                                  ------------      -----
                                                                                                     1,066,738        0.8
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               35,000   The Berkeley Group PLC.......................       392,645        0.3
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL             100,000   Rentokil Initial PLC.........................       345,068        0.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               30,000   CGNU PLC.....................................       484,887        0.4
                                         160,000   Legal & General Group PLC....................       440,970        0.3
                                          46,000   Prudential Corporation PLC...................       740,058        0.5
                                          50,000   Royal & Sun Alliance Insurance Group PLC.....       427,974        0.3
                                                                                                  ------------      -----
                                                                                                     2,093,889        1.5
                  -----------------------------------------------------------------------------------------------------
                  INTERNET &              80,000   The Great Universal Stores PLC...............       627,994        0.5
                  CATALOG RETAIL
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY              150,000   Invensys PLC.................................       350,670        0.3
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   37,000   EMI Group PLC................................       303,988        0.2
                                          16,000   Reuters Group PLC............................       270,796        0.2
                                                                                                  ------------      -----
                                                                                                       574,784        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          6,000   Anglo American PLC...........................       330,727        0.2
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL       300,000   Marks & Spencer PLC..........................       833,540        0.6
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED) (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONCLUDED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    OIL & GAS              360,000   BP Amoco PLC.................................  $  2,903,947        2.1%
(CONCLUDED)

                                          30,000   Enterprise Oil PLC...........................       254,095        0.2
                                                                                                  ------------      -----
                                                                                                     3,158,042        2.3
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         17,000   AstraZeneca Group PLC........................       857,068        0.6
                                          86,416   GlaxoSmithKline PLC(d).......................     2,439,767        1.8
                                          12,800   Shire Pharmaceuticals Group PLC(d)...........       201,723        0.2
                                                                                                  ------------      -----
                                                                                                     3,498,558        2.6
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE            160,000   The British Land Company PLC.................     1,135,288        0.8
                                          34,000   Canary Wharf Finance PLC(d)..................       247,597        0.2
                                                                                                  ------------      -----
                                                                                                     1,382,885        1.0
                  -----------------------------------------------------------------------------------------------------
                  SERVICES                36,000   Serco Group PLC..............................       287,706        0.2
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL       120,000   Dixons Group PLC.............................       401,533        0.3
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                 54,000   British American Tobacco PLC.................       411,191        0.3
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS             1,100,000   Vodafone AirTouch PLC........................     4,034,007        3.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE UNITED KINGDOM          32,009,397       23.6
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN EUROPE
                                                   (COST--$88,510,597)                              89,174,725       65.7
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                          FACE
SECURITIES                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          US$3,260,000
PAPER*
                                                   General Motors Acceptance Corp., 6.75% due
                                                     1/02/2001..................................     3,257,555        2.4
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN COMMERCIAL PAPER             3,257,555        2.4
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT
OBLIGATIONS*
                                                   US Treasury Bills(h):
                                         500,000     6.18% due 2/22/2001........................       495,985        0.3
                                         250,000     5.92% due 3/08/2001........................       247,413        0.2
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN US GOVERNMENT
                                                   OBLIGATIONS..................................       743,398        0.5
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                   (COST--$3,999,998)                                4,000,953        2.9
----------------------------------------------------------------------------------------------------------------------------

                                         NOMINAL
                                           VALUE
                                         COVERED
OPTIONS                               BY OPTIONS
PURCHASED                              PURCHASED                       ISSUE
----------------------------------------------------------------------------------------------------------------------------
CURRENCY PUT                           4,000,000
OPTIONS
PURCHASED
                                                   Japanese Yen, expiring February 2001 at
                                                     Y110.......................................       138,080        0.1
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL OPTIONS PURCHASED
                                                   (PREMIUMS PAID--$30,800)                            138,080        0.1
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$139,729,483).......   135,104,541       99.5
                                                   VARIATION MARGIN ON FINANCIAL FUTURES
                                                   CONTRACTS**..................................         8,085        0.0
                                                   UNREALIZED APPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS***........................       234,329        0.2
                                                   OTHER ASSETS LESS LIABILITIES................       430,522        0.3
                                                                                                  ------------      -----
                                                   NET ASSETS...................................  $135,777,477      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED) (IN US DOLLARS)
--------------------------------------------------------------------------------

(f) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.

(g) The rights may be exercised until 6/30/2003.

(h) Securities held as collateral in connection with open financial futures contracts.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

** Financial futures contracts purchased as of December 31, 2000 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                                        EXPIRATION
CONTRACTS          ISSUE            EXCHANGE        DATE           VALUE
-----------------------------------------------------------------------------
    8            FT-SE 100           LIFFE       March 2001     $  741,044
   12            Hang Seng           SIMEX      January 2001     1,166,169
   14           Taiwan MSCI          SIMEX      January 2001       310,520
-----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$2,211,143)                                              $2,217,733
                                                                ==========
-----------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2000 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                                        EXPIRATION
CONTRACTS          ISSUE            EXCHANGE        DATE           VALUE
-----------------------------------------------------------------------------
   10            Nikkei 225          SIMEX       March 2001     $  602,890
   13              CAC 40            MATIF      January 2001       726,849
-----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
PRICE--$1,364,031)                                              $1,329,739
                                                                ==========
-----------------------------------------------------------------------------

*** Forward foreign exchange contracts as of December 31, 2000 were as follows:

-----------------------------------------------------------------------------
        FOREIGN CURRENCY           EXPIRATION                   UNREALIZED
           PURCHASED                  DATE                     APPRECIATION
-----------------------------------------------------------------------------
E     4,620,616                   January 2001                  $  230,775
-----------------------------------------------------------------------------
    (US$ Commitment--$4,110,502)                                $  230,775
                                                                ----------
-----------------------------------------------------------------------------
        FOREIGN CURRENCY
             SOLD
-----------------------------------------------------------------------------
A$    2,692,515                   January 2001                  $    3,554
-----------------------------------------------------------------------------
    (US$ Commitment--$1,500,000)                                $    3,554
                                                                ----------
-----------------------------------------------------------------------------
    UNREALIZED APPRECIATION ON FORWARD FOREIGN
                       EXCHANGE CONTRACTS--NET                  $  234,329
                                                                ==========
-----------------------------------------------------------------------------

See Notes to Financial Statements.
                                       205

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$139,698,683).......               $134,966,461
Options purchased, at value (cost--$30,800).................                    138,080
Unrealized appreciation on forward foreign exchange
  contracts.................................................                    234,329
Cash........................................................                      4,438
Foreign cash................................................                    197,525
Receivables:
  Securities sold...........................................  $  520,139
  Dividends.................................................     322,585
  Interest..................................................      65,153
  Variation margin..........................................       8,085
  Capital shares sold.......................................       2,724        918,686
                                                              ----------
Prepaid expenses............................................                      8,520
                                                                           ------------
Total assets................................................                136,468,039
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     455,159
  Capital shares redeemed...................................     101,800
  Investment adviser........................................      77,622        634,581
                                                              ----------
Accrued expenses and other liabilities......................                     55,981
                                                                           ------------
Total liabilities...........................................                    690,562
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $135,777,477
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,249,700
Paid-in capital in excess of par............................                143,058,536
Undistributed investment income--net........................                    252,741
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                   (134,678)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                 (4,327,721)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                 (4,321,101)
                                                                           ------------
NET ASSETS..................................................               $135,777,477
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $135,777,477 and 12,496,998
  shares outstanding........................................               $      10.86
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $288,075 foreign withholding tax).........                 $  2,934,223
Interest and discount earned................................                      516,981
Other income................................................                        9,038
                                                                             ------------
Total income................................................                    3,460,242
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,259,320
Custodian fees..............................................       142,167
Professional fees...........................................        32,479
Interest rate swap expense..................................        26,048
Accounting services.........................................        25,278
Printing and shareholder reports............................        10,103
Transfer agent fees.........................................         5,031
Directors' fees and expenses................................         3,628
                                                              ------------
Total expenses..............................................                    1,504,054
                                                                             ------------
Investment income--net......................................                    1,956,188
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................     6,351,540
  Foreign currency transactions--net........................      (122,164)     6,229,376
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (40,007,643)
  Foreign currency transactions--net........................       487,890    (39,519,753)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(31,334,189)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2000            1999
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,956,188    $  2,466,795
Realized gain on investments and foreign currency
  transactions--net.........................................     6,229,376      27,762,316
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (39,519,753)     28,190,034
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (31,334,189)     58,419,145
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (1,364,978)     (9,348,952)
In excess of investment income--net:
  Class A...................................................            --        (211,899)
Realized gain on investments--net:
  Class A...................................................    (2,631,145)             --
In excess of realized gain on investments--net:
  Class A...................................................    (4,327,721)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (8,323,844)     (9,560,851)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (23,483,833)    (43,395,754)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (63,141,866)      5,462,540
Beginning of year...........................................   198,919,343     193,456,803
                                                              ------------    ------------
End of year*................................................  $135,777,477    $198,919,343
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    252,741    $   (473,147)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                             CLASS A+
                                                           --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2000        1999        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  13.99    $  10.68    $  10.80    $  11.63    $  11.06
                                                           --------    --------    --------    --------    --------
Investment income--net...................................       .15         .16         .21         .20         .23
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................     (2.58)       3.71         .56        (.71)        .49
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     (2.43)       3.87         .77        (.51)        .72
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.11)       (.55)       (.09)       (.23)       (.15)
  In excess of investment income--net....................        --        (.01)         --          --          --
  Realized gain on investments--net......................      (.22)         --        (.03)       (.09)         --
  In excess of realized gain on investments--net.........      (.37)         --        (.77)         --          --
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................      (.70)       (.56)       (.89)       (.32)       (.15)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  10.86    $  13.99    $  10.68    $  10.80    $  11.63
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................   (17.28%)     37.63%       7.80%      (4.55%)      6.62%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .89%        .92%        .89%        .90%        .89%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     1.16%       1.36%       2.03%       1.69%       1.96%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $135,777    $198,919    $193,457    $425,223    $349,080
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................   154.06%     154.72%     126.23%     127.96%      49.87%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the pur-

--------------------------------------------------------------------------------

pose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $205 decrease to cost of securities and a $205 increase in net unrealized depreciation, based on securities held as of December 31, 2000.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and in excess of realized gains on investments are due primarily to differing tax treatments for futures, foreign currency transactions and post-October losses.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $134,678 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be

--------------------------------------------------------------------------------

reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $43,398 in commissions on the execution of portfolio security transactions.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc.("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $249,881,945 and $280,230,555, respectively.
  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Investments:
 Long-term..........................   $ 7,294,164      $(4,733,177)
 Short-term.........................           (38)             955
 Financial futures contracts........    (1,472,067)          40,882
 Options written....................         6,745               --
 Options purchased..................       522,736               --
                                       -----------      -----------
Total investments...................     6,351,540       (4,691,340)
                                       -----------      -----------
Currency transactions:
 Options purchased..................        96,400          107,280
 Foreign currency transactions......       117,435           28,630
 Forward foreign exchange
   contracts........................      (335,999)         234,329
                                       -----------      -----------
Total currency transactions.........      (122,164)         370,239
                                       -----------      -----------
Total...............................   $ 6,229,376      $(4,321,101)
                                       ===========      ===========
---------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 2000, were as follows:

---------------------------------------------------------------
                                    Nominal Value
                                     Covered by       Premiums
Call Options Written               Written Options    Received
---------------------------------------------------------------
Outstanding call options written,
 beginning of year...............           --               --
Options written..................      362,421        $ 230,522
Options closed...................         (420)         (34,372)
Options expired..................     (362,001)        (196,150)
                                      --------        ---------
Outstanding call options written,
 end of year.....................           --        $      --
                                      ========        =========
---------------------------------------------------------------

---------------------------------------------------------------
                                    Nominal Value
                                     Covered by       Premiums
Put Options Written                Written Options    Received
---------------------------------------------------------------
Outstanding put options written,
 beginning of year...............           --               --
Options written..................      362,001        $ 169,488
Options closed...................     (362,001)        (169,488)
                                      --------        ---------
Outstanding put options written,
 end of year.....................           --        $      --
                                      ========        =========
---------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $6,064,865, of which $7,438,043 related to appreciated securities and $13,502,908 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $141,031,326.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     269,163    $  3,606,892
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     771,337       8,323,844
                                       ----------    ------------
Total issued.........................   1,040,500      11,930,736
Shares redeemed......................  (2,760,299)    (35,414,569)
                                       ----------    ------------
Net decrease.........................  (1,719,799)   $(23,483,833)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,232,377    $ 24,152,546
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     863,539       9,560,851
                                       ----------    ------------
Total issued.........................   3,095,916      33,713,397
Shares redeemed......................  (6,990,543)    (77,109,151)
                                       ----------    ------------
Net decrease.........................  (3,894,627)   $(43,395,754)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the

--------------------------------------------------------------------------------

facility during the year ended December 31, 2000.

6. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $32,000.

7. REORGANIZATION PLAN:

The Company's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Mercury HW International Value VIP Portfolio (the "Portfolio") would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the Portfolio. These funds are registered, open-end management investment companies. Both entities have a similar investment objective. The Portfolio is managed by Mercury Advisors, an affiliate of MLIM.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
INTERNATIONAL EQUITY FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Natural Resources Focus Fund enjoyed strong returns during the final six months of 2000, appreciating more than 20% since our last report to shareholders in June. For the year ended December 31, 2000, the Fund's Class A Shares had a total return of +39.17%, which significantly exceeded the +29.72% return of the Lipper Natural Resources Funds Average and the -1.2% return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resource Index.

  The Fund's positive performance was largely attributed to our investments in exploration and production companies focused on natural gas production and oil service companies exposed to natural gas drilling activity. Virtually all other natural resources sectors recorded significant declines in value during the year 2000. The Fund's focus on capacity utilization helped to position our investments in the best-performing natural resources sectors, and led us to sell many positions in the commodities that suffered during the year.

MARKET OVERVIEW

  The Fund remains heavily invested in the energy sector, with a continued focus on natural gas leveraged production and oil service companies. Natural gas prices traded at more than $10 per million cubic feet in December as record cold temperatures led to high consumption and drains on North American natural gas storage. Even if more moderate temperatures return, we believe gas inventories will end the current heating season at record low levels. The strong demand to refill storage and to fuel new gas-fired electrical power generation may result in natural gas prices remaining high throughout 2001 and into 2002. While drilling activity for natural gas has risen to record levels, we have not seen a meaningful response in production levels. In addition, since much of the drilling is directed at short-lived wells, drilling activity will have to remain robust to maintain current production. Given the power crisis in California, new gas-fired electrical generation will absorb much of the new production over the short term. Nevertheless, we are concerned that high gas prices will lead to reduced commercial and industrial demand, as consumers switch to less expensive fuel sources, and to reduced economic activity overall as many industries curtail production in response to margin compression. We intend to monitor these developments closely, but maintain a favorable outlook for gas leveraged stocks.

  Our positive energy outlook is supported by continued cohesion among members of the Organization of Petroleum Exporting Countries (OPEC). During our visit to the Middle East nations of Saudi Arabia, Kuwait and Qatar in February 2000, OPEC ministers stated their support for maintaining oil prices within a band of around $25 per barrel. While prices greatly exceeded this level during the summer, a series of OPEC production increases has returned the price to the targeted range. In an effort to maintain the target price, OPEC has announced that it will consider production cuts as we enter the low oil demand season. Should OPEC be successful in reducing production, we believe that oil and oil service stocks could rally as investor fears of prices falling below the $20 per barrel range are alleviated.

  One caveat to our focus on energy is the general economic slowdown that began to accelerate dramatically as the year 2000 came to a close. Slowing order patterns in many commodities were apparent during the summer, which prompted us to reduce the Fund's equity holdings in metal, steel and paper companies. This aided Fund performance since the returns for these groups, as measured by the MSCI Natural Resource Index, suffered significant declines during the first nine months of 2000. While volume and earnings projections continued to decline for virtually all basic materials during the fourth quarter, the equities of many of these companies rallied significantly. We believe this is because some investors were anticipating early interest rate cuts by the Federal Reserve Board. In our view, the basic material groups have risen to a point where they have discounted interest rate cuts and the possibility of an economic soft landing. Therefore, we continue to believe that investments in the energy sector offer more favorable earnings visibility and valuations.

PORTFOLIO MATTERS

  As mentioned previously, we continued to add to the Fund's energy holdings throughout 2000. The majority of our new investments were in gas-exposed production companies, though we also significantly increased our representations in oil service and drilling companies. Increased spending by oil and gas production companies may lead to increased drilling activity, as well as

--------------------------------------------------------------------------------

higher prices once the surplus capacity in the oil service sector has been absorbed. We sold our holdings in some oil companies involved in significant production of heavier grades of oil. Increased production of heavy oil by OPEC members and Canada caused a widening in the price gap between heavier and lighter grades of oil as refinery capacity to process the heavy oil is limited. Given the long lead time required to upgrade refinery capacity, we chose to take profits in companies exposed to heavy oil production. During the past year, the Fund also made some modest investments in alternative energy providers with disappointing results. The investment prospects for alternative energy seem to be more correlated to the technology sector than to its future role in meeting energy needs.

IN CONCLUSION

  We are pleased with the Fund's strong returns in 1999 and 2000, and we believe that our investments in the energy sector have further appreciation potential. However, the current economic environment is a cause for concern, as continued deterioration in global economic activity can depress demand for all commodities, including energy. We would caution investors that the absolute and relative returns seen over the past two years are unlikely to be repeated in the near term, given the underlying economic conditions. Nevertheless, we would also emphasize the role that natural resources investments can play in a diversified investment portfolio and as a hedge for all consumers of commodities. Valuations in many energy stocks remain attractive, even if oil and gas prices fall below current levels. In addition, we believe there will be opportunities to rotate into investments that could benefit from moderating energy costs, as those commodities may rally as the current economic slowdown abates.

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert M. Shearer
Robert M. Shearer
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                         NATURAL RESOURCES                               LIPPER NATURAL
                                         FOCUS FUND+--CLASS     STANDARD & POOR'S       RESOURCES FUNDS         CONSUMER PRICE
                                             A SHARES*         INDUSTRIALS INDEX++         AVERAGE+++             INDEX++++
                                         ------------------    -------------------      ---------------         --------------
12/90                                          10000                  10000                  10000                  10000
12/91                                          10136                  13076                  10135                  10298
12/92                                          10274                  13821                  10285                  10603
12/93                                          11350                  15069                  12547                  10901
12/94                                          11513                  15645                  12180                  11191
12/95                                          12969                  21032                  14619                  11474
12/96                                          14723                  25869                  19651                  11809
12/97                                          12880                  33653                  20124                  12048
12/98                                          10909                  44997                  15381                  12241
12/99                                          13829                  56638                  20040                  12994
12/00                                          19246                  47434                  25996                  12994

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Natural Resources Focus Fund invests primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization.
+++ This unmanaged index is comprised of all US mutual funds classified by
    Lipper Analytical Services as natural resource-related funds.
++++ This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.

     Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  +39.17%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                 + 8.22
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                                                  + 6.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +16.86%        +39.17%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                      COMMON STOCKS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ALTERNATIVE ENERGY               4,400      +Millennium Cell Inc. ........................    $    44,275       0.3%
                                 4,100      +Stuart Energy Systems Corporation............         25,932       0.2
                                                                                              -----------     -----
                                                                                                   70,207       0.5
----------------------------------------------------------------------------------------------------------------------
ALUMINUM                         5,356      Alcoa Inc. ...................................    $   179,426       1.1
----------------------------------------------------------------------------------------------------------------------
CANADIAN INDEPENDENTS            3,700      Alberta Energy Company Ltd. ..................        176,871       1.1
                                 5,800      +Anderson Exploration Ltd. ...................        131,485       0.8
                                 9,700      +Baytex Energy Ltd. ..........................         64,581       0.4
                                22,200      +Canadian Hunter Exploration Ltd. ............        607,470       3.7
                                 8,000      +Cypress Energy Inc. (Class A)................         51,931       0.3
                                26,500      +Genesis Exploration Ltd. ....................        218,775       1.3
                                19,781      +Gulf Canada Resources Limited................        100,747       0.6
                                33,000      +Gulf Canada Resources Limited (Ordinary).....        167,062       1.0
                                 5,800      Nexen Inc. ...................................        142,876       0.9
                                 7,600      +Rio Alto Exploration Ltd. ...................        164,953       1.0
                                 6,800      +Talisman Energy Inc. ........................        251,944       1.6
                                15,500      +Tesco Corporation............................        159,953       1.0
                                 3,500      +Velvet Exploration Ltd. .....................          8,156       0.1
                                                                                              -----------     -----
                                                                                                2,246,804      13.8
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS      1,200      +Southern Energy, Inc. .......................         33,975       0.2
----------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES         5,100      Amerada Hess Corporation......................        372,619       2.3
                                 5,600      Chevron Corporation...........................        472,850       2.9
                                 3,100      Conoco Inc. (Class A).........................         88,737       0.6
                                 5,200      Conoco Inc. (Class B).........................        150,475       0.9
                                 1,400      ENI SpA (ADR)*................................         90,038       0.6
                                 5,000      Exxon Mobil Corporation.......................        434,688       2.7
                                 5,266      Kerr-McGee Corporation........................        352,493       2.2
                                 7,400      Murphy Oil Corporation........................        447,237       2.7
                                 2,100      Phillips Petroleum Company....................        119,438       0.7
                                 2,800      Royal Dutch Petroleum Company (NY Registered
                                              Shares).....................................        169,575       1.0
                                 3,700      Texaco Inc. ..................................        229,863       1.4
                                 8,200      USX-Marathon Group............................        227,550       1.4
                                                                                              -----------     -----
                                                                                                3,155,563      19.4
----------------------------------------------------------------------------------------------------------------------
LAND/OFFSHORE DRILLERS          55,500      +Drillers Technology Corp. ...................         49,883       0.3
                                16,650      Drillers Technology Corp. (Warrants)**........          2,328       0.0
                                 6,700      Ensign Resource Service Group, Inc. ..........        247,570       1.5
                                 5,200      +Global Marine Inc. ..........................        147,550       0.9
                                 6,900      Helmerich & Payne, Inc. ......................        302,737       1.9
                                 4,700      +Nabors Industries, Inc. .....................        278,005       1.7
                                 9,700      +Precision Drilling Corporation...............        363,266       2.2
                                10,900      +R&B Falcon Corporation.......................        250,019       1.5
                                 6,200      Santa Fe International Corporation............        198,787       1.2
                                 7,300      +UTI Energy Corp. ............................        239,988       1.5
                                                                                              -----------     -----
                                                                                                2,080,133      12.7
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                215,200      M.I.M. Holdings Limited.......................        138,721       0.8
                                12,450      +Stillwater Mining Company....................        489,908       3.0
                                44,300      WMC Limited...................................        188,496       1.2
                                                                                              -----------     -----
                                                                                                  817,125       5.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                      COMMON STOCKS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              5,500      Anadarko Petroleum Corporation................    $   390,940       2.4%
                                 6,100      Apache Corporation............................        427,381       2.6
                                 1,600      +Barrett Resources Corporation................         90,900       0.6
                                 3,312      Burlington Resources Inc. ....................        167,256       1.0
                                 3,000      Cabot Oil & Gas Corporation (Class A).........         93,562       0.6
                                 4,250      +Chieftain International, Inc. ...............        117,406       0.7
                                10,325      Devon Energy Corporation......................        629,515       3.9
                                13,800      EOG Resources, Inc. ..........................        754,687       4.6
                                 5,600      Noble Affiliates, Inc. .......................        257,600       1.6
                                 7,300      +Noble Drilling Corporation...................        317,094       2.0
                                 3,000      Pogo Producing Company........................         93,375       0.6
                                 6,300      +Rowan Companies, Inc. .......................        170,100       1.0
                                 1,600      +Stone Energy Corporation.....................        103,280       0.6
                                 5,100      Unocal Corporation............................        197,306       1.2
                                                                                              -----------     -----
                                                                                                3,810,402      23.4
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                     6,500      +BJ Services Company..........................        447,687       2.8
                                 8,100      Baker Hughes Incorporated.....................        336,656       2.1
                                 4,100      Coflexip SA (ADR)*............................        254,200       1.6
                                 4,100      +Cooper Cameron Corporation...................        270,856       1.7
                                 5,100      +Grant Prideco, Inc. .........................        111,881       0.7
                                 5,700      +National-Oilwell, Inc. ......................        220,519       1.4
                                28,300      Saipem SpA....................................        154,377       0.9
                                 8,200      +Stolt Offshore, SA...........................         90,200       0.6
                                 3,800      +Stolt Offshore, SA (ADR)*....................         38,950       0.2
                                 1,600      Tidewater Inc. ...............................         71,000       0.4
                                 9,200      +Weatherford International, Inc. .............        434,700       2.7
                                                                                              -----------     -----
                                                                                                2,431,026      15.1
----------------------------------------------------------------------------------------------------------------------
PIPELINES                        4,400      The Coastal Corporation.......................        388,575       2.4
                                 3,900      Equitable Resources, Inc. ....................        260,325       1.6
                                 3,000      The Williams Companies, Inc. .................        119,813       0.7
                                                                                              -----------     -----
                                                                                                  768,713       4.7
----------------------------------------------------------------------------------------------------------------------
REFINING                         3,600      Sunoco, Inc. .................................        121,275       0.7
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (COST--$10,936,578)                                15,714,649      96.6
----------------------------------------------------------------------------------------------------------------------
                                  FACE
                                AMOUNT                  SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $526,000      General Motors Acceptance Corp., 6.75% due
                                              1/02/2001...................................        525,606       3.2
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES
                                            (COST--$525,606)                                      525,606       3.2
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$11,462,184).........     16,240,255      99.8
                                            OTHER ASSETS LESS LIABILITIES.................         28,220       0.2
                                                                                              -----------     -----
                                            NET ASSETS....................................    $16,268,475     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$11,462,184)........            $16,240,255
Cash........................................................                    480
Receivables:
  Securities sold...........................................  $45,916
  Dividends.................................................    5,830        51,746
                                                              -------
Prepaid expenses and other assets...........................                 29,398
                                                                        -----------
Total assets................................................             16,321,879
                                                                        -----------
-----------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   34,674
  Investment adviser........................................    7,392
  Capital shares redeemed...................................      657        42,723
                                                              -------
Accrued expenses and other liabilities......................                 10,681
                                                                        -----------
Total liabilities...........................................                 53,404
                                                                        -----------
-----------------------------------------------------------------------------------
NET ASSETS..................................................            $16,268,475
                                                                        ===========
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................            $   123,684
Paid-in capital in excess of par............................             14,285,127
Undistributed investment income--net........................                    484
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................               (610,079)
Accumulated distributions in excess of realized gains on
  investments and foreign currency transactions--net........             (2,308,824)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................              4,778,083
                                                                        -----------
NET ASSETS..................................................            $16,268,475
                                                                        ===========
-----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $16,268,475 and 1,236,842
  shares outstanding........................................            $     13.15
                                                                        ===========
-----------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $4,303 foreign withholding tax)...........               $  160,603
Interest and discount earned................................                   25,966
                                                                           ----------
Total income................................................                  186,569
                                                                           ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   96,865
Custodian fees..............................................      10,532
Professional fees...........................................       8,514
Accounting services.........................................       7,433
Transfer agent fees.........................................       5,009
Printing and shareholder reports............................       1,154
Directors' fees and expenses................................         303
Other.......................................................         867
                                                              ----------
Total expenses..............................................                  130,677
                                                                           ----------
Investment income--net......................................                   55,892
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................   1,200,093
  Foreign currency transactions--net........................        (912)   1,199,181
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   3,718,481
  Foreign currency transactions--net........................         (23)   3,718,458
                                                              ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $4,973,531
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2000           1999
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    55,892    $   112,815
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      1,199,181     (1,814,051)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      3,718,458      5,295,902
                                                                -----------    -----------
Net increase in net assets resulting from operations........      4,973,531      3,594,666
                                                                -----------    -----------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................        (54,054)      (341,600)
                                                                -----------    -----------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (3,186,305)    (4,257,841)
                                                                -----------    -----------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      1,733,172     (1,004,775)
Beginning of year...........................................     14,535,303     15,540,078
                                                                -----------    -----------
End of year*................................................    $16,268,475    $14,535,303
                                                                ===========    ===========
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $       484    $        --
                                                                ===========    ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS A
FINANCIAL STATEMENTS.                                         -------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        2000+     1999+     1998+       1997      1996
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  9.48   $  7.65   $  10.66   $  13.12   $ 11.95
                                                              -------   -------   --------   --------   -------
Investment income--net......................................      .04       .07        .12        .14       .18
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     3.67      1.95      (1.50)     (1.68)     1.40
                                                              -------   -------   --------   --------   -------
Total from investment operations............................     3.71      2.02      (1.38)     (1.54)     1.58
                                                              -------   -------   --------   --------   -------
Less dividends and distributions:
  Investment income--net....................................     (.04)     (.19)      (.18)      (.06)     (.20)
  Realized gain on investments--net.........................       --        --       (.55)      (.86)     (.21)
  In excess of realized gain on investments--net............       --        --       (.90)        --        --
                                                              -------   -------   --------   --------   -------
Total dividends and distributions...........................     (.04)     (.19)     (1.63)      (.92)     (.41)
                                                              -------   -------   --------   --------   -------
Net asset value, end of year................................  $ 13.15   $  9.48   $   7.65   $  10.66   $ 13.12
                                                              =======   =======   ========   ========   =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   39.17%    26.77%    (15.30%)   (12.52%)   13.52%
                                                              =======   =======   ========   ========   =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .87%      .91%       .88%       .81%      .78%
                                                              =======   =======   ========   ========   =======
Investment income--net......................................     .37%      .74%      1.36%       .99%     1.43%
                                                              =======   =======   ========   ========   =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $16,268   $14,535   $ 15,540   $ 26,979   $45,197
                                                              =======   =======   ========   ========   =======
Portfolio turnover..........................................   36.99%    60.83%     29.65%     20.93%    31.11%
                                                              =======   =======   ========   ========   =======
---------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference

--------------------------------------------------------------------------------

between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,354 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $3,550 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $5,347,346 and $7,911,183, respectively.

  Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                         Gains (Losses)     Gains
--------------------------------------------------------------------
Long-term investments..................    $1,200,093     $4,778,071
Foreign currency transactions..........          (912)            12
                                           ----------     ----------
Total..................................    $1,199,181     $4,778,083
                                           ==========     ==========
--------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $4,766,107, of which $5,225,435 related to appreciated securities and $459,328 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $11,474,148.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    19,808    $   227,351
Shares issued to shareholders in
 reinvestment of dividends..............     4,058         54,054
                                          --------    -----------
Total issued............................    23,866        281,405
Shares redeemed.........................  (320,740)    (3,467,710)
                                          --------    -----------
Net decrease............................  (296,874)   $(3,186,305)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    16,215    $   147,005
Shares issued to shareholders in
 reinvestment of dividends..............    42,468        341,600
                                          --------    -----------
Total issued............................    58,683        488,605
Shares redeemed.........................  (555,904)    (4,746,446)
                                          --------    -----------
Net decrease............................  (497,221)   $(4,257,841)
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $2,907,000, of which $732,000 expires in 2006 and $2,175,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
NATURAL RESOURCES FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six months ended December 31, 2000, the fixed-income markets continued to be influenced by speculation concerning the Federal Reserve Board's monetary policy, the strength of the US economy and the expected direction of interest rates. As we entered the period, the rate of economic expansion, although moderating from the torrent pace reported during late 1999 and early 2000, remained strong enough to convince many market participants that the Federal Reserve Board would need to maintain a restrictive monetary policy. Although productivity gains served to contain inflationary pressures, from both a commodity and wage perspective, labor shortages and strong consumer demand for goods and services remained a concern for the Federal Reserve Board. Market sentiment turned decidedly more positive when the Federal Reserve Board chose to leave rates unchanged at their June Federal Open Market Committee (FOMC) meeting. While some believed this was a logical wait-and-see action on the heels of a 50-basis-point hike in May, many viewed this as the beginning of a shift to a neutral policy and a precursor to lower rates eventually. Consequently, an oversold situation in Treasury securities was reversed, allowing a rally in interest rates across the entire curve.

  Throughout the period, evidence that the Federal Reserve Board had successfully set the stage for a soft landing surfaced, fueling a dramatic rally for both interest rates and spread products. Although the Federal Reserve Board continues its mindful watch on inflation, as indicated by comments heard at the September FOMC meeting, the shape of the yield curve and the level of prevailing rates indicates that the market is expecting a more accommodative monetary policy going forward. Despite lower Treasury yields, increasing concerns surrounding rising oil prices, tensions in the Middle East, poor stock market performance and the earnings impact of a weak euro, kept the volatility of swap and corporate bond spreads high. Throughout the remainder of the year, economic activity continued to show signs of an interest rate-induced slowdown, although one could argue that the drop in consumer confidence prompted by the sharp drop in stock market valuations was also to blame. Although the Federal Reserve Board chose not to lower rates in 2000, the markets remained convinced that if the Federal Reserve Board wanted to achieve a soft landing of the economy, then the shift to an easing monetary policy in early 2001 would be necessary. The shape of the Treasury yield curve and prevailing yields, on both a cash and forward basis, reflected those expectations.

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, The Fund's Class A Shares had a total return of +10.01%. This compared to a total return of +9.13% for the unmanaged Merrill Lynch Corporate Master Index and an average total return of +9.73% for the Lipper Corporate A-Rated Annuity Group.

  From a portfolio perspective, we shifted the Fund's investment strategy following the May FOMC meeting to incorporate a more bullish, yield spread-oriented emphasis. Specifically, the Fund shifted away from a barbelled structure to one that incorporated a more bulleted approach. Cash and Treasury positions, which had been built up during the early part of the year, were liquidated and the proceeds invested in the corporate spread market. In addition, floating-rate securities that we had originally purchased to take advantage of rising short-term interest rates were sold in favor of spread product. From a curve perspective, we reversed an underweighted position in the two-year--five-year sector, maintained a market weight in the ten-year sector and removed the overweight in the 30-year sector. With respect to duration, the Fund had a 4% underweight as compared to the Merrill Lynch Corporate Master Index, which represents a modest underweight in the two-year--three-year sector. However, given heightened concern regarding spread product, we shifted some assets back to the Treasury market late in the third quarter. While we initially favored longer-dated Treasury securities, we made an eventual shift to the five-year--ten-year sector in an effort to implement a structure that would benefit from a steepening yield curve.

  With respect to security-specific issues, we added to positions in several sectors, including energy-related industries, electric utilities (non-California), defense contractors, brokerage firms and cable/media companies. In all cases, we were either positive on the outlook for that sector and/or had a favorable view on the prevailing operating picture with respect to interest margins and cash flow. At the same time, we continued to liquidate some of our positions in several industries, including commercial finance companies, retailers and airlines. In this case, we believe operating margins will remain under pressure, thereby weakening cash flow positions. In general,

--------------------------------------------------------------------------------

sectors we will continue to avoid include property and casualty insurers, tobacco, metals and mining, auto part manufacturers and gaming and leisure. Sectors that are becoming more attractive given improving spread/risk attributes are forest product and paper producers, domestic banks, telecommunications providers (particularly US companies), railroads and real estate investment trusts.

IN CONCLUSION

  Going forward, we believe the Federal Reserve Board will remain aggressive in its efforts to stage a soft landing of the economy. Toward this end, based on current conditions, we expect the Federal Reserve Board to reduce the Federal Funds rate by a total of 100 basis points--150 basis points (1%--1.5%) by mid-year. We will continue to emphasize higher-quality instruments, with corporate focus in longer-duration issues. We expect our Treasury exposure will be concentrated in the intermediate range.

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                                 PRIME BOND FUND+--CLASS A        MERRILL LYNCH CORPORATE MASTER
                                                                          SHARES*                            INDEX++
                                                                 -------------------------        ------------------------------
12/90                                                                      10000                              10000
12/91                                                                      11641                              11824
12/92                                                                      12487                              12902
12/93                                                                      13988                              14506
12/94                                                                      13317                              14021
12/95                                                                      15999                              17042
12/96                                                                      16352                              17620
12/97                                                                      17765                              19450
12/98                                                                      19160                              21147
12/99                                                                      18710                              20748
12/00                                                                      20582                              22643

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Prime Bond Fund invests primarily in long-term corporate bonds rated A at time of purchase or better by either Standard & Poor's Corp. or Moody's Investors Service, Inc.
++ This unmanaged broad-based Index is comprised of all industrialized bonds rated BBB3 or higher, of all maturities.

   -----------------------------------------------------------------------------
   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
   AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
   -----------------------------------------------------------------------------

   PERIOD COVERED                                                       % RETURN
   -----------------------------------------------------------------------------
   One Year Ended 12/31/00                                               +10.01%
   -----------------------------------------------------------------------------
   Five Years Ended 12/31/00                                               +5.17
   -----------------------------------------------------------------------------
   Ten Years Ended 12/31/00                                                +7.49
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
   RECENT PERFORMANCE RESULTS*
   -----------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF DECEMBER 31, 2000                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +7.82%         +10.01%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 3,000,000      Aames Mortgage Trust, 5.912% due
SECURITIES+--14.3%                                                9/15/2028(a)...............................  $  2,978,320
                            AAA       Aaa       11,000,000      Banc of America Commercial Mortgage Inc.,
                                                                  7.197% due 5/15/2010.......................    11,516,916
                            AAA       Aaa        5,000,000      Bear Stearns Commercial Mortgage Securities,
                                                                  1999-WF2-A2, 7.08% due 6/15/2009...........     5,207,589
                            NR*       Baa2       6,000,000      Bistro Trust 1998-2000, 6.58% due
                                                                  3/26/2001(b)...............................     5,989,080
                            A         A3         6,000,000      First Dominion Funding I, 7.584% due
                                                                  7/10/2013(a)(b)............................     5,779,687
                            AAA       Aaa        5,000,000      First Union-Chase Commercial Mortgage,
                                                                  1999-C2 A2, 6.645% due 4/15/2009...........     5,090,879
                            AAA       Aaa        5,115,037      Freddie Mac Participation Certificates, 6.30%
                                                                  due 5/15/2026..............................     5,086,034
                            AAA       Aaa        5,500,000      IMC Home Equity Loan Trust, 6.36% due
                                                                  8/20/2022(a)...............................     5,504,590
                            NR*       NR*        6,000,000      Morgan Stanley Capital I, Series 1998-HF2,
                                                                  Class A2, 6.48% due 11/15/2030.............     6,050,149
                                                                Nationslink Funding Corporation(a):
                            AAA       Aaa        3,000,000      6.476% due 7/20/2008.........................     3,024,819
                            AAA       Aaa        7,000,000      6.316% due 11/20/2008........................     6,993,416
                            AAA       Aaa        5,000,000      Series 1999-2, Class A3, 7.181% due
                                                                  12/20/2006.................................     5,207,134
                            AAA       Aaa        4,000,000      Saxon Asset Securities Trust, Series 1999-3,
                                                                  Class AF-4, 7.55% due 10/25/2026...........     4,116,794
                                                                                                               ------------
                                                                                                                 72,545,407
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--6.5%                                           The Bank of New York Company, Inc.:
                            A         A1         4,000,000      7.625% due 7/15/2002.........................     4,090,120
                            A         A1         2,000,000      7.875% due 11/15/2002........................     2,064,700
                            AA-       Aa2        1,000,000      Citigroup Inc., 9.50% due 3/01/2002..........     1,037,200
                            A+        Aa3        2,000,000      First Interstate, Series C, 11.25% due
                                                                  3/27/2001..................................     2,020,360
                            A         A1         3,500,000      Firstar Bank NA, 7.125% due 12/01/2009.......     3,525,550
                            BBB+      A3         3,000,000      Great Western Bank, 9.875% due 6/15/2001.....     3,043,560
                            A         A2         3,000,000      HSBC USA Inc., 7% due 11/01/2006.............     3,048,930
                                                                Merita Bank Ltd.:
                            A         A1         1,500,000      6.50% due 1/15/2006..........................     1,484,430
                            A         A1         2,500,000      6.50% due 4/01/2009..........................     2,390,475
                            A         Aa3        5,000,000      NationsBank Corp., 6.50% due 8/15/2003.......     4,999,650
                            A+        Aa2        5,000,000      Wells Fargo & Co., 7.25% due 8/24/2005.......     5,185,900
                                                                                                               ------------
                                                                                                                 32,890,875
---------------------------------------------------------------------------------------------------------------------------
FINANCE--5.2%               BBB       Baa2       2,500,000      Comdisco Inc., 6% due 1/30/2002..............     1,925,000
                            AA-       Aa3        4,350,000      Commercial Credit Co., 10% due 5/15/2009.....     5,185,548
                            A         A2         2,000,000      General Motors Acceptance Corporation, 6.85%
                                                                  due 6/17/2004..............................     2,008,500
                            A         A2         4,000,000      General Motors Corporation, 8.80% due
                                                                  3/01/2021..................................     4,407,680
                                                                Household Finance Corp.:
                            A         A2         1,500,000      7.875% due 3/01/2007.........................     1,576,275
                            A         A2         5,000,000      8% due 7/15/2010.............................     5,300,450
                            A+        Aa2        6,000,000      Norwest Corp., 6.50% due 6/01/2005...........     6,030,060
                                                                                                               ------------
                                                                                                                 26,433,513
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--8.8%        AA-       A2         2,500,000      Boeing Capital Corporation, 7.10% due
                                                                  9/27/2005..................................     2,607,725
                            A+        A1         3,000,000      CIT Group Holdings, 7.50% due 11/14/2003.....     3,070,440
                            AA-       A1         4,500,000      Donaldson, Lufkin & Jenrette Inc., 6.875% due
                                                                  11/01/2005.................................     4,589,595
                                                                EOP Operating LP:
                            BBB+      Baa1       2,850,000      7.375% due 11/15/2003........................     2,896,141
                            BBB+      Baa1         500,000      7.75% due 11/15/2007.........................       512,600
                            BBB+      Baa1       4,000,000      8.10% due 8/01/2010..........................     4,199,960
                            BBB+      A3         1,000,000      ERP Operating LP, 7.125% due 10/15/2017......       897,580

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER              A         A2       $ 1,000,000      Lehman Brothers Holdings, Inc., 6.625% due
(CONCLUDED)                                                       2/05/2006..................................  $    990,300
                            AA-       Aa3        3,500,000      Morgan Stanley Group, 8.875% due
                                                                  10/15/2001.................................     3,568,355
                                                                PaineWebber Group Inc.:
                            AA+       Aa1        3,000,000      9.25% due 12/15/2001.........................     3,082,020
                            AA+       Aa1        2,000,000      8.875% due 3/15/2005.........................     2,200,900
                            BBB+      Baa1       3,000,000      Prologis Trust, 7% due 10/01/2003............     3,008,850
                                                                Salomon Smith Barney Holdings, Inc.:
                            A         Aa3        2,000,000      5.875% due 2/01/2001.........................     1,999,340
                            A         Aa3        2,000,000      6.625% due 11/15/2003........................     2,014,920
                            BBB       Baa1       4,000,000      Simon Debartolo, 6.75% due 6/15/2005.........     3,890,120
                            BBB       Baa2       3,200,000      Spieker Properties LP, 7.35% due
                                                                  12/01/2017.................................     2,936,288
                            BBB       Baa3       1,000,000      Susa Partnership LP, 7.45% due 7/01/2018.....       807,700
                            A+        A1         1,500,000      Verizon Global Funding Corp., 7.25% due
                                                                  12/01/2010(b)..............................     1,523,093
                                                                                                               ------------
                                                                                                                 44,795,927
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        BBB-      Ba1        4,000,000      Flowers Industries Inc., 7.15% due
GOODS--2.2%                                                       4/15/2028..................................     3,083,960
                            A+        A1         3,500,000      Hershey Foods Co., 8.80% due 2/15/2021.......     4,146,695
                            NR*       NR*        4,000,000      Phillip Morris Companies, Inc., 9% due
                                                                  1/01/2001..................................     4,000,000
                                                                                                               ------------
                                                                                                                 11,230,655
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--3.5%    BBB       Baa2       2,500,000      Coastal Corp., 6.375% due 2/01/2009..........     2,427,500
                            BBB+      Baa1       2,000,000      Enron Corporation, 9.875% due 6/15/2003......     2,167,100
                            BBB       Baa2       2,000,000      Nisource Finance Corporation, 7.875% due
                                                                  11/15/2010(b)..............................     2,101,054
                            BBB-      Baa3       2,000,000      Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                                  due 4/01/2003(a)...........................     2,002,040
                            BBB-      Baa2       5,000,000      Williams Companies, Inc., 7.625% due
                                                                  7/15/2019..................................     4,947,550
                            BBB+      A3         4,000,000      Xcel Energy Inc., 7% due 12/01/2010..........     3,996,640
                                                                                                               ------------
                                                                                                                 17,641,884
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         2,000,000      DaimlerChrysler NA Holdings, 7.20% due
MANUFACTURING--8.0%                                               9/01/2009..................................     1,911,640
                            A+        A2         2,000,000      First Data Corporation, 6.375% due
                                                                  12/15/2007.................................     1,936,100
                                                                Ford Motor Credit Company:
                            A         A2         3,920,000      7.50% due 3/15/2005..........................     4,017,490
                            A         A2         3,680,000      7.60% due 8/01/2005..........................     3,784,806
                            A         A2         8,500,000      7.875% due 6/15/2010.........................     8,743,695
                            A         A2         4,500,000      Honeywell International, 7.50% due
                                                                  3/01/2010..................................     4,876,785
                            A+        A1         4,000,000      Motorola Inc., 7.625% due 11/15/2010.........     4,118,480
                            BBB-      Baa3         500,000      Northrop-Grumman Corp., 8.625% due
                                                                  10/15/2004.................................       532,605
                                                                Raytheon Co.:
                            BBB-      Baa2       2,500,000      7.90% due 3/01/2003..........................     2,569,868
                            BBB-      Baa2       4,000,000      6.75% due 3/15/2018..........................     3,737,240
                            BBB+      Baa1       2,000,000      Sun Microsystems Inc., 7.50% due 8/15/2006...     2,055,220
                            A+        A2         2,500,000      United Technologies Corporation, 6.50% due
                                                                  6/01/2009..................................     2,505,900
                                                                                                               ------------
                                                                                                                 40,789,829
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--                                          Comcast Cable Communications:
8.9%
                            BBB       Baa2       3,000,000      6.20% due 11/15/2008.........................     2,882,460
                            BBB       Baa2       2,000,000      8.875% due 5/01/2017.........................     2,293,000
                            BBB+      Baa1       8,000,000      Computer Associates International, 6.25% due
                                                                  4/15/2003..................................     7,691,040
                            A         A2         1,460,879      +Disney Custom Repackaged Asset Vehicle-403,
                                                                  6.85% due 1/10/2007(b).....................     1,483,523
                            AAA       Aaa        3,000,000      Johnson & Johnson, 8.72% due 11/01/2024......     3,315,210
                            BBB-      Baa3       4,000,000      News America Holdings, Inc., 8.625% due
                                                                  2/01/2003..................................     4,111,400

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES        BBB-      Baa3     $ 4,500,000      News America Inc., 7.25% due 5/18/2018.......  $  3,856,455
(CONCLUDED)
                            A-        A3         7,000,000      Sears Roebuck Acceptance Corp., 6.82% due
                                                                  10/17/2002.................................     7,016,660
                            A         A3         1,977,000      Tele-Communications Inc., 8.25% due
                                                                  1/15/2003..................................     2,036,943
                            BBB       Ba1        1,000,000      USA Waste Services, 6.50% due 12/15/2002.....       980,620
                            AA        Aa2        7,000,000      Wal-Mart Stores, Inc., 8.50% due 9/15/2024...     7,519,330
                            A         A2         1,875,000      Walt Disney Company, 7.30% due 2/08/2005.....     1,965,600
                                                                                                               ------------
                                                                                                                 45,152,241
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB       Baa2       3,750,000      CSX Corp., 7.90% due 5/01/2017...............     3,912,788
TRANSPORTATION--3.7%
                            AA+       Aa3        5,000,000      Continental Airlines, 7.056% due 3/15/2011...     5,029,550
                            BBB       Baa1       1,750,000      Norfolk Southern Corporation, 7.70% due
                                                                  5/15/2017..................................     1,817,042
                                                                Southwest Airlines Co.:
                            A-        A3         3,000,000      9.40% due 7/01/2001..........................     3,042,120
                            A-        A3         4,000,000      8% due 3/01/2005.............................     4,169,160
                            A-        A3         1,000,000      7.875% due 9/01/2007.........................     1,050,470
                                                                                                               ------------
                                                                                                                 19,021,130
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 BB        Ba2        7,725,000      Frontier Corp., 6% due 10/15/2013(a).........     7,192,438
COMMUNICATIONS--5.7%
                            A+        Aa3        3,000,000      GTE California Inc., 5.50% due 1/15/2009.....     2,746,140
                            A+        A2         1,500,000      GTE Corp., 6.84% due 4/15/2018...............     1,389,465
                            A-        A3         5,300,000      MCI WorldCom Inc., 6.125% due 4/15/2012(a)...     5,281,556
                            BBB+      Baa1       4,500,000      Qwest Capital Funding, 7.90% due
                                                                  8/15/2010(b)...............................     4,616,024
                                                                Southwestern Bell Telecommunications Corp.:
                            AA-       Aa2        1,000,000      6.625% due 4/01/2005.........................     1,004,810
                            AA-       Aa2        2,000,000      6.375% due 11/15/2007........................     1,961,820
                            BBB+      Baa1       1,500,000      Sprint Capital Corporation, 5.70% due
                                                                  11/15/2003.................................     1,437,405
                            NR*       NR*        3,000,000      Vodafone Group PLC, 7.625% due 2/15/2005.....     3,089,259
                                                                                                               ------------
                                                                                                                 28,718,917
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--4.5%   A1        Baa1       2,000,000      Commonwealth Edison, Inc., 7% due
                                                                  7/01/2005..................................     2,026,400
                            BBB+      Baa1       2,000,000      Conectiv Inc., 6.73% due 6/01/2006...........     1,992,720
                                                                Dominion Resources Inc.:
                            BBB+      Baa1       1,000,000      7.625% due 7/15/2005.........................     1,044,060
                            BBB+      Baa1       2,000,000      8.125% due 6/15/2010.........................     2,161,820
                            A         A3         5,000,000      Duke Capital Corp., 7.50% due 10/01/2009.....     5,239,800
                            A         A1         3,000,000      Mississippi Power, 6.05% due 5/01/2003.......     2,990,460
                            BBB-      Ba1        3,000,000      PSE&G Energy Holdings, 9.125% due
                                                                  2/10/2004..................................     3,076,917
                            A-        A3         2,000,000      Pennsylvania Power & Light Co., 6.125% due
                                                                  5/01/2006(a)...............................     1,996,200
                            A         A1         2,000,000      South Carolina Electric & Gas, 7.50% due
                                                                  6/15/2005..................................     2,085,880
                                                                                                               ------------
                                                                                                                 22,614,257
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--2.4%   A-        A3         5,000,000      BHP Finance USA, 8.50% due 12/01/2012(1).....     5,508,300
                            BBB       Baa2       1,500,000      Canadian National Railway Co., 6.90% due
                                                                  7/15/2028(3)...............................     1,402,005
                            A         A2         2,000,000      Ford Capital BV, 9.50% due 6/01/2010(1)......     2,264,560
                                                                Telecom de Puerto Rico (3):
                            BBB       Baa1       1,000,000      6.15% due 5/15/2002..........................       991,490
                            BBB       Baa1       1,000,000      6.65% due 5/15/2006..........................       975,290
                            A-        A2         1,000,000      Trans-Canada Pipelines, 6.43% due
                                                                  3/15/2029(3)...............................       994,140
                                                                                                               ------------
                                                                                                                 12,135,785
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
YANKEE                                                          Korea Development Bank(1):
SOVEREIGNS**--1.5%
                            BBB       Baa2     $ 3,000,000      7.125% due 4/22/2004.........................  $  2,991,210
                            BBB       Baa2       2,500,000      7.375% due 9/17/2004.........................     2,500,575
                            BB+       Baa3       2,000,000      United Mexican States, 9.875% due
                                                                  2/01/2010(2)...............................     2,146,000
                                                                                                               ------------
                                                                                                                  7,637,785
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS & NOTES
                                                                (COST--$379,553,063)--75.2%                     381,608,205
---------------------------------------------------------------------------------------------------------------------------
                                                                     US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY      AAA       Aaa        6,182,651      Fannie Mae, 7% due 11/18/2027................     6,297,717
OBLIGATIONS--19.0%
                                                                US Treasury Bonds & Notes:
                            AAA       Aaa        6,525,000      6.75% due 5/15/2005..........................     6,951,148
                            AAA       Aaa        9,000,000      5.75% due 11/15/2005.........................     9,293,940
                            AAA       Aaa        5,000,000      6.625% due 5/15/2007.........................     5,389,050
                            AAA       Aaa       36,675,000      5.75% due 8/15/2010..........................    38,434,300
                            AAA       Aaa       27,640,000      6.125% due 8/15/2029.........................    30,062,922
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                                                (COST--$94,243,933)--19.0%                       96,429,077
---------------------------------------------------------------------------------------------------------------------------
                                                                            SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                      21,771,000      Warburg Dillon Read LLC, purchased on
AGREEMENTS***-- 4.3%                                              12/29/2000 to yield 6% to 1/02/2001........    21,771,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$21,771,000)-- 4.3%                       21,771,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$495,567,996)-- 98.5%.................   499,808,282
                                                                OTHER ASSETS LESS LIABILITIES--1.5%..........     7,439,547
                                                                                                               ------------
                                                                NET ASSETS--100.0%...........................  $507,247,829
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Corresponding industry groups for foreign securities:
    (1) Financial Institution
    (2) Government Entity
    (3) Industrial

*** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

  + Subject to principal paydowns.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
                                       235

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$495,567,996).......               $499,808,282
Cash........................................................                        213
Receivables:
  Interest..................................................  $7,643,181
  Capital shares sold.......................................      62,749
  Loaned securities.........................................      27,256      7,733,186
                                                              ----------
Prepaid expenses............................................                     42,029
                                                                           ------------
Total assets................................................                507,583,710
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     167,119
  Capital shares redeemed...................................       6,135        173,254
                                                              ----------
Accrued expenses............................................                    162,627
                                                                           ------------
Total liabilities...........................................                    335,881
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $507,247,829
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized+........................................               $  4,414,219
Paid-in capital in excess of par............................                535,709,306
Undistributed investment income--net........................                  2,646,332
Accumulated realized capital losses on investments--net.....                (39,762,314)
Unrealized appreciation on investments--net.................                  4,240,286
                                                                           ------------
NET ASSETS..................................................               $507,247,829
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $507,247,829 and 44,142,191
  shares outstanding........................................               $      11.49
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $ 38,709,636
Other.......................................................                    120,767
                                                                           ------------
Total income................................................                 38,830,403
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,224,619
Accounting services.........................................     121,278
Professional fees...........................................      54,730
Custodian fees..............................................      43,549
Printing and shareholder reports............................      44,938
Pricing services............................................      15,057
Directors' fees and expenses................................      10,888
Transfer agent fees.........................................       5,086
Other.......................................................      12,474
                                                              ----------
Total expenses..............................................                  2,532,619
                                                                           ------------
Investment income--net......................................                 36,297,784
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                (15,285,224)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 28,509,238
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 49,521,798
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 36,297,784    $ 37,462,306
Realized loss on investments--net...........................     (15,285,224)    (15,646,836)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      28,509,238     (35,545,222)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................      49,521,798     (13,729,752)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................     (33,651,484)    (40,541,994)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (52,199,991)      3,548,694
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (36,329,677)    (50,723,052)
Beginning of year...........................................     543,577,506     594,300,558
                                                                ------------    ------------
End of year*................................................    $507,247,829    $543,577,506
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,646,332    $         32
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                          ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000        1999        1998          1997        1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  11.14    $  12.25    $  12.11      $  11.91    $  12.45
                                                               --------    --------    --------      --------    --------
Investment income--net.....................................         .78         .77         .77           .78         .80
Realized and unrealized gain (loss) on investments--net....         .29       (1.05)        .15           .20        (.55)
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................        1.07        (.28)        .92           .98         .25
                                                               --------    --------    --------      --------    --------
Less dividends from investment income--net.................        (.72)       (.83)       (.78)         (.78)       (.79)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $  11.49    $  11.14    $  12.25      $  12.11    $  11.91
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................      10.01%      (2.35%)      7.85%         8.64%       2.21%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .49%        .47%        .48%          .47%        .49%
                                                               ========    ========    ========      ========    ========
Investment income--net.....................................       6.96%       6.53%       6.35%         6.62%       6.67%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $507,248    $543,578    $594,301      $527,770    $538,394
                                                               ========    ========    ========      ========    ========
Portfolio turnover.........................................     120.99%      97.14%     103.24%        89.22%      91.88%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $2,272,530 decrease to cost of securities and a corresponding $2,272,530 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (f) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the neces-

--------------------------------------------------------------------------------

sary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but exceeding not $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2000, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $989,178,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $11,373 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $602,450,224 and $655,143,983, respectively.

  Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

------------------------------------------------------------------
                                           Realized     Unrealized
                                            Losses        Gains
------------------------------------------------------------------
Long-term investments..................  $(15,285,224)  $4,240,286
                                         ------------   ----------

Total..................................  $(15,285,224)  $4,240,286
                                         ============   ==========
------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $4,181,352, of which $11,936,691 related to appreciated securities and $7,755,339 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $495,626,930.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2000                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   2,106,933    $  23,252,366

Shares issued to shareholders in
 reinvestment of dividends..........   3,041,144       33,651,484
                                      ----------    -------------

Total issued........................   5,148,077       56,903,850

Shares redeemed.....................  (9,810,786)    (109,103,841)
                                      ----------    -------------

Net decrease........................  (4,662,709)   $ (52,199,991)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,013,890    $ 23,706,106

Shares issued to shareholders in
 reinvestment of dividends...........   3,502,823      40,541,994
                                       ----------    ------------

Total issued.........................   5,516,713      64,248,100

Shares redeemed......................  (5,243,367)    (60,699,406)
                                       ----------    ------------

Net increase.........................     273,346    $  3,548,694
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------

6. SECURITY LOANS:

At December 31, 2000, the Fund held collateral having an aggregate value of approximately $50,463,000 for portfolio securities loaned having a market value of approximately $47,728,000.

7. CAPITAL LOSS CARRYFORWARD:

At December 31, 2000, the Fund had a net capital loss carryforward of approximately $38,247,000, of which $7,112,000 expires in 2002, $855,000 expires in 2003, $681,000 expires in 2005, $12,373,000 expires in 2007 and $17,226,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:

On January 2, 2001, the Company's Board of Directors declared an ordinary income dividend in the amount of $.059950 per Class A Share payable on January 2, 2001 to shareholders of record as of December 29, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
PRIME BOND FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the year ended December 31, 2000, the Fund's Class A Shares had a total return of -9.85%. This compared to the -9.10% total return of the unmanaged Standard & Poor's 500 (S&P 500) Composite Index for the same 12-month period.

  The performance of the Fund during the past 12 months reflected market conditions that were virtually opposite of those that existed during 1999. We maintained a significant commitment to new economy sectors, including technology, business services and telecommunications equipment, which posted above-average returns throughout 1999. These sectors were hard hit between March and December of this year, contributing significantly to the Fund's modest underperformance relative to the S&P 500 Index for the year. Although the new economy sectors rallied after the first quarter of 2000, they encountered renewed bouts of weakness late in the year, particularly in November and December. We increased the Fund's weightings in more defensive and old economy sectors during the period. Areas of this type included financial services, energy, consumer staples and healthcare. While these sectors performed well, their strength was insufficient to compensate for the weakness in technology and related areas for the 12 months as a whole.

PORTFOLIO MATTERS

  As of December 31, 2000, the Fund's asset allocation was: US equities, 82% of net assets; foreign equities, 6%; and cash reserves, 12%. During the second half of 2000, we reduced the Fund's foreign equity representation from 13% of net assets to 6% and assumed a more defensive posture, increasing cash reserves from 6% to 12%. We view this increase in reserves as a temporary measure and expect to recommit cash to common stocks as opportunities arise.

  While evidence continues to indicate that US economic growth is slowing, we still contend that the slowdown will be gradual and that a hard landing of the US economy is unlikely. Indeed, the prospects for avoiding a hard landing improved following the reduction of key interest rates by the Federal Reserve Board in early January 2001. Based on this assessment, we retained significant assets in new economy sectors, including technology. We believe the pessimism toward many companies in this area is overdone. However, because volatility is likely to persist in the US stock market, we will continue to pursue a high degree of diversification within the portfolio. Areas outside the new economy where we have maintained significant representation include the healthcare, consumer staples and financial sectors.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

[/s/ Thomas R. Robinson]
Thomas R. Robinson
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                               QUALITY EQUITY FUND+--CLASS A
                                                                          SHARES*                 STANDARD & POOR'S 500 INDEX++
                                                               -----------------------------      -----------------------------
12/90                                                                      10000                              10000
12/91                                                                      13018                              13047
12/92                                                                      13368                              14041
12/93                                                                      15316                              15456
12/94                                                                      15132                              15660
12/95                                                                      18554                              21554
12/96                                                                      21875                              26491
12/97                                                                      27059                              35330
12/98                                                                      31275                              45426
12/99                                                                      41104                              54985
12/00                                                                      37055                              49979

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
+ Quality Equity Fund, which uses a fully managed investment policy, invests primarily in common stocks of large-capitalization companies, as well as investment-grade debt and convertible securities.
++ This unmanaged broad-based Index is comprised of common stocks.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  - 9.85%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                 +14.83
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                                                  +13.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -12.96%        -9.85%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000                  (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
COUNTRY               INDUSTRY          HELD                        STOCKS                       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS         119,066    Nortel Networks Corporation..............  $  3,817,554       0.5%
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY              148,300    +ATS Automation Tooling Systems, Inc. ...     1,974,700       0.3
                 ------------------------------------------------------------------------------------------------------
                 METALS                  31,100    Alcan Aluminium Ltd. ....................     1,063,231       0.1
                                        121,200    Barrick Gold Corporation.................     1,985,256       0.3
                                                                                              ------------     -----
                                                                                                 3,048,487       0.4
                 ------------------------------------------------------------------------------------------------------
                 METALS & MINING        208,800    Placer Dome Inc. ........................     2,009,700       0.2
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN CANADA                       10,850,441       1.4
-----------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS          89,350    Nokia Oyj (Series A).....................     3,984,809       0.5
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN FINLAND                       3,984,809       0.5
-----------------------------------------------------------------------------------------------------------------------
FRANCE           SEMICONDUCTORS          32,650    STMicroelectronics NV (NY Registered
                                                     Shares)................................     1,397,828       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      42,000    Alcatel (ADR)*...........................     2,349,375       0.3
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN FRANCE                        3,747,203       0.5
-----------------------------------------------------------------------------------------------------------------------
GERMANY          MEDICAL                  8,200    +Lion Bioscience AG (ADR)*...............       618,075       0.1
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN GERMANY                         618,075       0.1
-----------------------------------------------------------------------------------------------------------------------
ISRAEL           COMPUTER SOFTWARE        9,600    +Check Point Software Technologies
                                                     Ltd. ..................................     1,282,200       0.2
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN ISRAEL                        1,282,200       0.2
-----------------------------------------------------------------------------------------------------------------------
JAPAN            APPLIANCES              11,100    Sony Corporation (ADR)*..................       774,225       0.1
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN JAPAN                           774,225       0.1
-----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      ELECTRONIC             157,800    +ASM Lithography Holding NV..............     3,583,952       0.4
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS             33,630    Koninklijke (Royal) Philips Electronics
                                                     NV (NY Registered Shares)..............     1,219,088       0.2
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN THE NETHERLANDS               4,803,040       0.6
-----------------------------------------------------------------------------------------------------------------------
SINGAPORE        ELECTRONIC              41,950    +Flextronics International Ltd. .........     1,195,575       0.2
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN SINGAPORE                     1,195,575       0.2
-----------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS          54,900    Telefonaktiebolaget LM Ericsson (ADR)*...       614,194       0.1
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN SWEDEN                          614,194       0.1
-----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   DIVERSIFIED             37,600    Anglo American PLC.......................     2,072,558       0.3
                                        185,300    Billiton PLC.............................       714,147       0.1
                                                                                              ------------     -----
                                                                                                 2,786,705       0.4
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING          505,000    Invensys PLC.............................     1,180,587       0.2
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED        131,550    Shell Transport & Trading Company
                                                     (ADR)*.................................     6,495,281       0.8
                 ------------------------------------------------------------------------------------------------------
                 OIL--RELATED           236,000    BP Amoco PLC.............................     1,903,699       0.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS        145,664    +GlaxoSmithKline PLC.....................     4,112,505       0.5
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS   1,819,200    Vodafone AirTouch PLC....................     6,671,514       0.9
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN THE UNITED KINGDOM           23,150,291       3.0
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE     80,700    General Dynamics Corporation.............     6,294,600       0.8
                                        110,525    United Technologies Corporation..........     8,690,028       1.1
                                                                                              ------------     -----
                                                                                                14,984,628       1.9
                 ------------------------------------------------------------------------------------------------------
                 ALUMINUM                72,200    Alcoa Inc. ..............................     2,418,700       0.3
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOTIVE PRODUCTS     78,100    General Motors Corporation (Class H).....     1,796,300       0.2
                 ------------------------------------------------------------------------------------------------------
                 BANKING                127,200    Bank of America Corporation..............     5,835,300       0.8
                                        230,700    The Bank of New York Company, Inc. ......    12,731,756       1.7
                                        112,150    The Chase Manhattan Corporation..........     5,095,816       0.7
                                         15,600    Wachovia Corporation.....................       906,750       0.1
                                                                                              ------------     -----
                                                                                                24,569,622       3.3
                 ------------------------------------------------------------------------------------------------------
                 BANKING--REGIONAL      217,700    Bank One Corporation.....................     7,973,262       1.0
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES              170,550    The Coca-Cola Company....................    10,392,891       1.4
                                        102,750    PepsiCo, Inc. ...........................     5,092,547       0.7
                                                                                              ------------     -----
                                                                                                15,485,438       2.1
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
COUNTRY               INDUSTRY          HELD                        STOCKS                       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    BIOTECHNOLOGY           18,800    +Genentech, Inc. ........................  $  1,532,200       0.2%
(CONTINUED)                              18,400    +Gilead Sciences, Inc. ..................     1,526,050       0.2
                                         25,400    +Human Genome Sciences, Inc. ............     1,760,537       0.2
                                                                                              ------------     -----
                                                                                                 4,818,787       0.6
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING--CABLE    160,650    +AT&T Corp.--Liberty Media Group
                                                     (Class A)..............................     2,178,816       0.3
                                        191,600    +Charter Communications, Inc. (Class
                                                     A).....................................     4,346,925       0.6
                                                                                              ------------     -----
                                                                                                 6,525,741       0.9
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS SERVICES      462,100    +Oracle Corporation......................    13,458,663       1.8
                 ------------------------------------------------------------------------------------------------------
                 CABLE TELEVISION        88,150    +Adelphia Communications (Class A).......     4,550,744       0.6
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 CAPITAL GOODS           24,750    Minnesota Mining and Manufacturing
                                                     Company (3M)...........................     2,982,375       0.4
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               68,360    The Dow Chemical Company.................     2,503,685       0.3
                                         65,600    E.I. du Pont de Nemours and Company......     3,169,300       0.4
                                         77,350    Pharmacia Corporation....................     4,718,350       0.6
                                         23,000    Rohm and Haas Company....................       835,188       0.1
                                                                                              ------------     -----
                                                                                                11,226,523       1.4
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS          24,200    +Pegasus Communications Corporation......       623,150       0.1
                                        259,250    SBC Communications Inc. .................    12,379,188       1.6
                                                                                              ------------     -----
                                                                                                13,002,338       1.7
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS          34,200    +CIENA Corporation.......................     2,787,300       0.4
                 EQUIPMENT
                                         71,995    Corning Incorporated.....................     3,802,236       0.5
                                                                                              ------------     -----
                                                                                                 6,589,536       0.9
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER-RELATED        25,450    +VERITAS Software Corporation............     2,226,875       0.3
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES       44,775    +Ariba, Inc. ............................     2,401,059       0.3
                                        356,500    +Cisco Systems, Inc. ....................    13,636,125       1.8
                                        136,200    Electronic Data Systems Corporation......     7,865,550       1.0
                                         11,000    +Juniper Networks, Inc. .................     1,388,063       0.2
                                         44,000    Symbol Technologies, Inc. ...............     1,584,000       0.2
                                                                                              ------------     -----
                                                                                                26,874,797       3.5
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES/      32,250    +VeriSign, Inc. .........................     2,392,547       0.3
                 SOFTWARE
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE       60,300    +BEA Systems, Inc. ......................     4,058,944       0.5
                                         39,200    +Informatica Corporation.................     1,548,400       0.2
                                        206,800    +Microsoft Corporation...................     8,982,875       1.2
                                         33,000    +RSA Security Inc. ......................     1,740,750       0.2
                                                                                              ------------     -----
                                                                                                16,330,969       2.1
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS              248,850    Compaq Computer Corporation..............     3,745,192       0.5
                                         32,600    +Comverse Technology, Inc. ..............     3,541,175       0.5
                                        135,750    +Dell Computer Corporation...............     2,367,141       0.3
                                         77,950    +EMC Corporation.........................     5,183,675       0.7
                                         64,015    International Business Machines
                                                     Corporation............................     5,441,275       0.7
                                         62,500    +Palm, Inc. .............................     1,765,625       0.2
                                        114,100    +Sun Microsystems, Inc. .................     3,173,406       0.4
                                                                                              ------------     -----
                                                                                                25,217,489       3.3
                 ------------------------------------------------------------------------------------------------------
                 CONSUMER--GOODS         88,000    Circuit City Stores - Circuit City
                                                     Group..................................     1,012,000       0.2
                 ------------------------------------------------------------------------------------------------------
                 CONSUMER--              18,700    Wm. Wrigley Jr. Company..................     1,791,694       0.2
                 MISCELLANEOUS
                 ------------------------------------------------------------------------------------------------------
                 CONTAINERS &            21,700    +Sealed Air Corporation..................       661,850       0.1
                 PACKAGING
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS              116,000    Avon Products, Inc. .....................     5,553,500       0.7
                                        105,650    The Gillette Company.....................     3,816,606       0.5
                                                                                              ------------     -----
                                                                                                 9,370,106       1.2
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &            14,500    +The AES Corporation.....................       802,937       0.1
                 ELECTRONICS
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL              65,600    Edison International.....................     1,025,000       0.1
                 EQUIPMENT
                                        367,000    General Electric Company.................    17,593,063       2.3
                                                                                              ------------     -----
                                                                                                18,618,063       2.4
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
COUNTRY               INDUSTRY          HELD                        STOCKS                       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    ELECTRICAL              26,550    +Sanmina Corporation.....................  $  2,034,394       0.3%
(CONTINUED)      INSTRUMENTS &
                 CONTROLS
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC              37,200    +Applied Micro Circuits Corporation......     2,799,300       0.4
                 COMPONENTS
                                        104,650    +Solectron Corporation...................     3,547,635       0.5
                                                                                              ------------     -----
                                                                                                 6,346,935       0.9
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS            265,300    Intel Corporation........................     7,975,581       1.0
                                        139,950    Texas Instruments Incorporated...........     6,630,131       0.9
                                                                                              ------------     -----
                                                                                                14,605,712       1.9
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT           20,100    +Macrovision Corporation                      1,487,400       0.2
                                         45,750    Time Warner Inc. ........................     2,389,980       0.3
                                                                                              ------------     -----
                                                                                                 3,877,380       0.5
                 ------------------------------------------------------------------------------------------------------
                 FIBER OPTICS            24,650    +Avanex Corporation......................     1,466,675       0.2
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES      87,850    American Express Company.................     4,826,259       0.6
                                        343,200    Citigroup Inc. ..........................    17,524,650       2.3
                                         90,100    Federal Home Loan Mortgage Association...     6,205,637       0.8
                                        249,550    Wells Fargo Company......................    13,896,816       1.8
                                                                                              ------------     -----
                                                                                                42,453,362       5.5
                 ------------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS         53,850    Georgia-Pacific Group....................     1,676,081       0.2
                                         41,850    International Paper Company..............     1,708,003       0.2
                                                                                              ------------     -----
                                                                                                 3,384,084       0.4
                 ------------------------------------------------------------------------------------------------------
                 HEALTHCARE--           193,400    HCA--The Healthcare Corporation..........     8,511,534       1.1
                 PRODUCTS & SERVICES
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS      58,200    The Clorox Company.......................     2,066,100       0.3
                                        343,000    Colgate-Palmolive Company................    22,140,650       2.9
                                        102,750    The Procter & Gamble Company.............     8,059,453       1.1
                                                                                              ------------     -----
                                                                                                32,266,203       4.3
                 ------------------------------------------------------------------------------------------------------
                 INDEPENDENT POWER       62,700    +Southern Energy, Inc. ..................     1,775,194       0.3
                 PRODUCERS
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION SYSTEMS     29,650    +NCR Corporation.........................     1,456,556       0.2
                 ------------------------------------------------------------------------------------------------------
                 INSTRUMENTS--SCIENTIFIC    57,450 Millipore Corporation....................     3,619,350       0.5
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               56,850    The Allstate Corporation.................     2,476,528       0.3
                                        214,412    American International Group, Inc. ......    21,132,983       2.8
                                         74,600    ITT Industries, Inc. ....................     2,890,750       0.4
                                         20,500    The Progressive Corporation..............     2,124,313       0.3
                                                                                              ------------     -----
                                                                                                28,624,574       3.8
                 ------------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE       35,550    +Agile Software Corporation..............     1,755,281       0.2
                                         57,750    +WatchGuard Technologies, Inc. ..........     1,822,734       0.2
                                                                                              ------------     -----
                                                                                                 3,578,015       0.4
                 ------------------------------------------------------------------------------------------------------
                 LASER SYSTEMS &         46,150    +JDS Uniphase Corporation................     1,926,763       0.3
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY &             44,950    Caterpillar Inc. ........................     2,126,697       0.3
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING           44,600    Danaher Corporation......................     3,049,525       0.4
                                        177,150    Tyco International Ltd. .................     9,831,825       1.3
                                                                                              ------------     -----
                                                                                                12,881,350       1.7
                 ------------------------------------------------------------------------------------------------------
                 MEDIA &                201,300    +Metromedia Fiber Network, Inc. (Class
                 COMMUNICATIONS                      A).....................................     2,038,163       0.3
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL                 14,000    +Affymetrix, Inc. .......................     1,041,250       0.1
                                         62,200    Alpharma, Inc. (Class A).................     2,729,025       0.4
                                         37,400    +Applera Corporation--Celera Genomics
                                                     Group..................................     1,344,062       0.2
                                         77,250    +Immunex Corporation.....................     3,138,281       0.4
                                         19,250    +Protein Design Labs, Inc. ..............     1,653,094       0.2
                                                                                              ------------     -----
                                                                                                 9,905,712       1.3
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL SERVICES       103,850    +Manor Care, Inc. .......................     2,141,906       0.3
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY      67,600    Johnson & Johnson........................     7,102,225       0.9
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING          100,800    The May Department Stores Company........     3,301,200       0.4
                 ------------------------------------------------------------------------------------------------------
                 METALS                 121,200    Newmont Mining Corporation...............     2,067,975       0.3
                 ------------------------------------------------------------------------------------------------------
                 NATURAL GAS             20,800    El Paso Energy Corporation...............     1,489,800       0.2
                 ------------------------------------------------------------------------------------------------------
                 NETWORKING PRODUCTS     31,750    +ONI Systems Corp. ......................     1,256,109       0.2
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
COUNTRY               INDUSTRY          HELD                        STOCKS                       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    OIL                     46,200    Conoco Inc. (Class B)....................  $  1,336,913       0.2%
(CONCLUDED)

                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS    169,250    Enron Corp...............................    14,068,906       1.8
                                         92,000    +Nabors Industries, Inc. ................     5,441,800       0.7
                                         27,850    +Rowan Companies, Inc. ..................       751,950       0.1
                                         29,300    Santa Fe International Corporation.......       939,431       0.1
                                         41,800    Tosco Corporation........................     1,418,588       0.2
                                                                                              ------------     -----
                                                                                                22,620,675       2.9
                 ------------------------------------------------------------------------------------------------------
                 OIL FIELD &             56,150    +BJ Services Company.....................     3,867,331       0.5
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED        179,193    Exxon Mobil Corporation..................    15,578,591       2.0
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES            86,400    Baker Hughes Incorporated................     3,591,000       0.5
                                         48,500    +Global Marine Inc. .....................     1,376,187       0.2
                                         45,700    Schlumberger Limited.....................     3,653,144       0.5
                                                                                              ------------     -----
                                                                                                 8,620,331       1.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS        140,050    American Home Products Corporation.......     8,900,177       1.2
                                         46,800    Bristol-Myers Squibb Company.............     3,460,275       0.5
                                         86,200    Cardinal Health, Inc. ...................     8,587,675       1.1
                                         22,800    Ecolab Inc. .............................       984,675       0.1
                                         59,000    Eli Lilly and Company....................     5,490,688       0.7
                                        163,160    Merck & Co., Inc. .......................    15,275,855       2.0
                                         33,850    +Millennium Pharmaceuticals, Inc. .......     2,092,353       0.3
                                        369,650    Pfizer Inc. .............................    17,003,900       2.2
                                         58,800    Schering-Plough Corporation..............     3,336,900       0.4
                                                                                              ------------     -----
                                                                                                65,132,498       8.5
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE             42,000    Equity Residential Properties Trust......     2,323,125       0.3
                 INVESTMENT TRUST
                 ------------------------------------------------------------------------------------------------------
                 RESTAURANTS             67,100    McDonald's Corporation...................     2,281,400       0.3
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                  69,250    +Safeway Inc. ...........................     4,328,125       0.6
                                        140,000    Wal-Mart Stores, Inc. ...................     7,437,500       1.0
                                                                                              ------------     -----
                                                                                                11,765,625       1.6
                 ------------------------------------------------------------------------------------------------------
                 RETAIL--SPECIALTY      104,700    The Home Depot, Inc. ....................     4,783,481       0.6
                                        150,300    Lowe's Companies, Inc. ..................     6,688,350       0.9
                                         40,050    The Sherwin-Williams Company.............     1,053,816       0.1
                                                                                              ------------     -----
                                                                                                12,525,647       1.6
                 ------------------------------------------------------------------------------------------------------
                 RETAIL--STORES         128,050    +The Kroger Co...........................     3,465,353       0.5
                                         54,900    Nordstrom, Inc. .........................       998,494       0.1
                                                                                              ------------     -----
                                                                                                 4,463,847       0.6
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS     123,200    +Amdocs Limited..........................     8,162,000       1.1
                                         75,600    +American Tower Corporation (Class A)....     2,863,350       0.4
                                        200,000    +McLeodUSA Incorporated (Class A)........     2,825,000       0.4
                                        162,300    +Optical Communication Products, Inc. ...     1,825,875       0.2
                                        169,500    +Qwest Communications International
                                                     Inc. ..................................     6,949,500       0.9
                                        142,800    Verizon Communications...................     7,157,850       0.9
                                                                                              ------------     -----
                                                                                                29,783,575       3.9
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     84,950    +Calpine Corporation.....................     3,828,059       0.5
                 & GAS
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS                65,200    +Nextel Communications, Inc. (Class A)...     1,609,625       0.2
                 COMMUNICATIONS--
                 DOMESTIC PAGING &
                 CELLULAR
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS IN THE UNITED STATES           621,657,094      81.6
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS (COST--$632,146,830)           672,677,147      88.3
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
                                        AMOUNT                SHORT-TERM SECURITIES              VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL                            $10,000,000    AEP Credit Inc., 6.58% due 1/17/2001...  $  9,965,272       1.3%
PAPER**
                                       15,000,000    Gannett Company,
                                                       6.55% due 1/16/2001..................    14,950,875       2.0
                                        7,374,000    General Motors Acceptance Corp., 6.75%
                                                       due 1/02/2001........................     7,368,470       1.0
                                       10,000,000    Hertz Corporation,
                                                       6.59% due 1/04/2001..................     9,989,017       1.3
                                       10,000,000    J.P. Morgan Securities Inc., 6.52% due
                                                       1/23/2001............................     9,954,722       1.3
                                       13,000,000    Verizon Global Funding, 6.55% due
                                                       1/05/2001............................    12,983,443       1.7
                                                                                              ------------     -----
                                                                                                65,211,799       8.6
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                          20,000,000    Freddie Mac Participation Certificates,
AGENCY                                                 6.44% due 1/02/2001..................    19,985,689       2.6
OBLIGATIONS**
-----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST--$85,197,488)....................    85,197,488      11.2
-----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     (COST -- $717,344,318).................   757,874,635      99.5
                                                     UNREALIZED APPRECIATION ON FORWARD
                                                     FOREIGN EXCHANGE CONTRACTS -- NET***...        39,791       0.0
                                                     OTHER ASSETS LESS LIABILITIES..........     3,644,062       0.5
                                                                                              ------------     -----
                                                     NET ASSETS.............................  $761,558,488     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

*** Forward foreign exchange contracts as of December 31, 2000 were as follows:

-----------------------------------------------
FOREIGN                             UNREALIZED
CURRENCY SOLD     EXPIRATION DATE  APPRECIATION
-----------------------------------------------
C$    8,250,000    February 2001          --
Y    90,000,000    January 2001      $39,791
-----------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$6,332,321)              $39,791
                                     =======
-----------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$717,344,318).......                $757,874,635
Unrealized appreciation on forward foreign exchange
  contracts.................................................                      39,791
Foreign cash................................................                          84
Receivables:
  Securities sold...........................................  $11,589,309
  Dividends.................................................      314,923
  Forward foreign exchange contracts........................      180,753
  Capital shares sold.......................................        1,841     12,086,826
                                                              -----------
Prepaid expenses and other assets...........................                      55,037
                                                                            ------------
Total assets................................................                 770,056,373
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    5,914,399
  Custodian bank............................................    1,391,385
  Forward foreign exchange contracts........................      564,314
  Investment adviser........................................      255,732
  Capital shares redeemed...................................       90,104      8,215,934
                                                              -----------
Accrued expenses and other liabilities......................                     281,951
                                                                            ------------
Total liabilities...........................................                   8,497,885
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $761,558,488
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                $  2,973,166
Paid-in capital in excess of par............................                 751,425,262
Accumulated distributions in excess of investment
  income--net...............................................                    (675,286)
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net.........................................                 (32,735,431)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                  40,570,777
                                                                            ------------
NET ASSETS..................................................                $761,558,488
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $761,558,488 and 29,731,658
  shares outstanding........................................                $      25.61
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $126,614 foreign withholding tax).........                  $  11,396,506
Interest and discount earned................................                      3,337,178
Other.......................................................                        135,703
                                                                              -------------
Total income................................................                     14,869,387
                                                                              -------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   3,921,740
Accounting services.........................................        220,900
Custodian fees..............................................        131,518
Professional fees...........................................         78,708
Printing and shareholder reports............................         77,034
Directors' fees and expenses................................         17,855
Pricing services............................................         10,243
Transfer agent fees.........................................          4,975
Other.......................................................         20,968
                                                              -------------
Total expenses..............................................                      4,483,941
                                                                              -------------
Investment income--net......................................                     10,385,446
                                                                              -------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
  TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................    164,471,302
  Foreign currency transactions--net........................      2,755,746     167,227,048
                                                              -------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (259,927,672)
  Foreign currency transactions--net........................         40,769    (259,886,903)
                                                              -------------   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ (82,274,409)
                                                                              =============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                                ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000             1999
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  10,385,446    $   4,460,386
Realized gain on investments and foreign currency
  transactions--net.........................................      167,227,048      121,021,290
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (259,886,903)     114,882,961
                                                                -------------    -------------
Net increase (decrease) in net assets resulting from
  operations................................................      (82,274,409)     240,364,637
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (10,409,440)     (12,176,029)
In excess of investment income--net:
  Class A...................................................       (3,431,859)        (546,276)
Realized gain on investments--net:
  Class A...................................................     (186,671,924)    (181,024,012)
In excess of realized gain on investments--net:
  Class A...................................................      (29,978,858)              --
                                                                -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (230,492,081)    (193,746,317)
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      116,011,867       48,797,714
                                                                -------------    -------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (196,754,623)      95,416,034
Beginning of year...........................................      958,313,111      862,897,077
                                                                -------------    -------------
End of year*................................................    $ 761,558,488    $ 958,313,111
                                                                =============    =============
----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $    (675,286)   $      23,994
                                                                =============    =============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS A+
FINANCIAL STATEMENTS.                                       --------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $  39.93    $  38.12    $  38.42    $  32.83    $  32.76
                                                            --------    --------    --------    --------    --------
Investment income--net....................................       .44         .19         .34         .41         .58
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................     (4.16)      10.46        4.80        6.94        4.44
                                                            --------    --------    --------    --------    --------
Total from investment operations..........................     (3.72)      10.65        5.14        7.35        5.02
                                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................      (.48)       (.56)       (.35)       (.22)       (.66)
  In excess of investment income--net.....................      (.16)       (.02)         --          --          --
  Realized gain on investments--net.......................     (8.58)      (8.26)      (5.09)      (1.54)      (4.29)
  In excess of realized gain on investments--net..........     (1.38)         --          --          --          --
                                                            --------    --------    --------    --------    --------
Total dividends and distributions.........................    (10.60)      (8.84)      (5.44)      (1.76)      (4.95)
                                                            --------    --------    --------    --------    --------
Net asset value, end of year..............................  $  25.61    $  39.93    $  38.12    $  38.42    $  32.83
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................    (9.85%)     31.43%      15.58%      23.70%      17.90%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................      .49%        .49%        .49%        .48%        .49%
                                                            ========    ========    ========    ========    ========
Investment income--net....................................     1.14%        .52%        .95%       1.16%       1.89%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................  $761,558    $958,313    $862,897    $875,064    $794,275
                                                            ========    ========    ========    ========    ========
Portfolio turnover........................................   102.12%      77.73%     100.29%     100.08%      88.30%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on

--------------------------------------------------------------------------------

the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

  (g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade that settled the next day.

  (h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash as received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,756,573 have been classified between accumulated distributions in excess of net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
 .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $209,650 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $860,906,343 and $1,008,085,191, respectively.

  Net realized gains for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

-------------------------------------------------------------------
                                           Realized     Unrealized
                                            Gains          Gains
-------------------------------------------------------------------
Long-term investments..................  $164,469,916   $40,530,317
Short-term investments.................         1,386            --
Forward foreign exchange contracts.....     2,749,539        39,791
Foreign currency transactions..........         6,207           669
                                         ------------   -----------
Total..................................  $167,227,048   $40,570,777
                                         ============   ===========
-------------------------------------------------------------------

--------------------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $26,572,144, of which $104,803,843 related to appreciated securities and $78,231,699 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $731,302,491.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
-----------------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 2000                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     175,694   $   6,990,045
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   8,631,559     230,492,081
                                       ----------   -------------
Total issued.........................   8,807,253     237,482,126
Shares redeemed......................  (3,073,897)   (121,470,259)
                                       ----------   -------------
Net increase.........................   5,733,356   $ 116,011,867
                                       ==========   =============
-----------------------------------------------------------------

-----------------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1999                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     189,776   $   6,857,700
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   5,277,783     193,746,317
                                       ----------   -------------
Total issued.........................   5,467,559     200,604,017
Shares redeemed......................  (4,103,233)   (151,806,303)
                                       ----------   -------------
Net increase.........................   1,364,326   $  48,797,714
                                       ==========   =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. COMMITMENTS:

At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,521,000 and $1,225,000, respectively.

7. SECURITY LOANS:

At December 31, 2000, the Fund held collateral having an aggregate value of approximately $4,133,000 for portfolio securities loaned having a market value of approximately $3,772,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
QUALITY EQUITY FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the year ended December 31, 2000, Reserve Assets Fund's Class A Shares had a net annualized yield of 5.74%. For the six-month period ended December 31, 2000, the Fund's Class A Shares had a net annualized yield of 5.94%. The Fund's Class A Shares' seven-day yield as of December 31, 2000 was 5.86%. The average portfolio maturity was 67 days at December 31, 2000, compared to 59 days at June 30, 2000.

THE ENVIRONMENT

  The fourth quarter of 2000 brought ample evidence that the economy has moderated from the unsustainable growth rates of the previous three quarters. Tighter monetary policy on behalf of the Federal Reserve Board in the first half of the year began to affect the economy, resulting in poor stock market performance and extreme volatility. The optimism that fueled unrealistic expectations in the equity market earlier in the year dissipated while a weak euro slowed demand from overseas. In addition, disappointing earnings reports from several bellwether technology companies drove the tech-heavy NASDAQ Composite Index dramatically lower.

  The stock and bond markets were driven by the expectation of easing monetary policy from the Federal Reserve Board, although investors remained concerned about how the equity market would endure a hard landing. Despite tight labor markets, as evidenced by a national unemployment rate of about 4%, slumping corporate profits have recently resulted in layoffs and reduced work schedules as businesses attempt to trim costs. Capital investment has also suffered since demand, previously a driver of economic growth, has shown signs of abating. Domestic auto sales slowed significantly during the last two quarters of 2000 and early seasonal sales figures were weaker than anticipated. Investors are hoping the Federal Reserve Board will negotiate a soft landing, with a target gross domestic product growth rate of about 3%.

  In a surprise announcement on January 3, 2001, the Federal Reserve Board cut interest rates 50 basis points, lowering the Federal Funds target to 6%. The Federal Reserve Board also maintained an easing bias, leaving the door open to additional interest rate cuts in the near future.

PORTFOLIO MATTERS

  During the six-month period ended December 31, 2000, we added fixed-rate bank and corporate products with average maturities of one year to the portfolio. The average life of our holdings ranged from 56 days to 72 days. Though we were in a rising interest rate environment for a period of time, the inverted US Treasury yield curve indicated that yields in the short end would probably not rise to extreme levels, and that the one-year sector represented the pivot point of the curve inversion. At times throughout the period, when a break-even analysis showed they had greater value, we targeted six-month certificates of deposit and commercial paper. During the last quarter, interest rates declined on expectations of even lower interest rates in 2001. Investor demand for securities increased across the yield curve, driving spreads narrower for both fixed and floating rate securities, particularly for the most highly rated issuers.

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                   12/31/00    6/30/00
------------------------------------------------------
Bank Notes.......................     2.8%         --
Certificates of Deposit..........      --         1.2%
Certificates of
  Deposit--Yankee................     7.9         3.5
Commercial Paper.................    58.3        50.0
Corporate Notes..................    18.5        29.1
Funding Agreements...............      --         4.9
US Government, Agency &
  Instrumentality
  Obligations--Discount..........     0.6          --
US Government, Agency &
  Instrumentality
  Obligations--Non-Discount......    10.8        10.7
Other Assets Less Liabilities....     1.1         0.6
                                    -----       -----
Total............................   100.0%      100.0%
                                    =====       =====
------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--2.8%              $250,000      Bank of America, NA.....................   7.10 %     6/21/2001  $   250,804
                               250,000      National City Bank of Kentucky..........   6.87       9/04/2001      251,040
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL BANK NOTES (COST--$499,968)                                    501,844
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                200,000      Bayerische Landesbank Girozentrale,
DEPOSIT--YANKEE--7.9%                         NY....................................   6.61       3/07/2001      199,961
                               250,000      Commerzbank AG, NY......................   6.76       3/27/2001      250,056
                               200,000      Commerzbank AG, NY......................   7.145      6/26/2001      200,714
                               250,000      Commerzbank AG, NY......................   6.89       8/20/2001      250,962
                               250,000      Dexia Bank, NY..........................   6.975      7/16/2001      250,829
                               250,000      Unibank A/S, NY.........................   6.81       4/17/2001      250,176
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$1,400,057)           1,402,698
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--58.3%        191,000      AEP Credit, Inc. .......................   6.52       1/30/2001      190,028
                               150,000      AEP Credit, Inc. .......................   6.52       2/02/2001      149,157
                               250,000      AT&T Corporation+.......................   6.819      7/13/2001      249,415
                               335,000      Amsterdam Funding Corporation...........   6.66       1/09/2001      334,566
                               260,000      Apreco, Inc. ...........................   6.55       2/14/2001      257,967
                               495,000      Apreco, Inc. ...........................   6.52       2/15/2001      491,104
                               250,000      Atlantis One Funding Corp. .............   6.60       1/26/2001      248,909
                               500,000      Bear Stearns Companies, Inc. ...........   6.50       2/15/2001      496,064
                               250,000      Bills Securitization Ltd. ..............   6.45       3/07/2001      247,016
                               129,000      Centric Capital Corp. ..................   6.65       1/08/2001      128,857
                               382,000      Centric Capital Corp. ..................   6.25       4/30/2001      374,043
                               250,000      Clipper Receivables Corp. ..............   6.62       1/02/2001      250,000
                               750,000      Commission Federal De Electric..........   6.38       3/19/2001      739,558
                               500,000      DaimlerChrysler North America Holdings
                                              Corp. ................................   6.57       3/02/2001      494,451
                               400,000      Delaware Funding Corp. .................   6.54       2/07/2001      397,404
                               500,000      Deutsche Bank Financial Inc.............   6.46       3/30/2001      492,141
                               324,000      Falcon Asset Securitization Corp. ......   6.30       3/20/2001      319,436
                               250,000      Forrestal Funding Master Trust..........   6.50       3/12/2001      246,808
                               350,000      Forrestal Funding Master Trust..........   6.45       3/22/2001      344,955
                               423,000      General Electric Capital Corp. .........   6.47       3/15/2001      417,389
                               250,000      J.P. Morgan & Co. ......................   6.35       3/12/2001      246,808
                               300,000      J.P. Morgan & Co. ......................   5.75       9/17/2001      287,389
                               150,000      Knight-Ridder, Inc. ....................   6.53       1/23/2001      149,427
                               400,000      Monte Rosa Capital Corporation..........   6.57       1/25/2001      398,326
                               275,000      Motorola Credit Corporation.............   6.36       3/06/2001      271,764
                               250,000      National Rural Utilities Cooperative
                                              Finance Corp. ........................   6.37       5/23/2001      243,888
                               500,000      Nordbanken North America Inc. ..........   6.60       1/26/2001      497,817
                                68,000      Park Avenue Receivables Corp. ..........   6.56       1/26/2001       67,703
                               400,000      Park Avenue Receivables Corp. ..........   6.46       2/16/2001      396,719
                               300,000      Prudential Funding, LLC.................   6.45       3/23/2001      295,627
                               302,000      Transamerica Finance Corporation........   6.28       3/20/2001      297,746
                               250,000      Unilever Capital Corp.+.................   6.708      9/07/2001      250,126
                               121,000      Verizon Global Funding Corp. ...........   6.55       1/24/2001      120,516
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER (COST--$10,395,532)                        10,393,124
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--18.5%         250,000      The CIT Group Holdings, Inc.+...........   6.605      4/24/2001      249,948
                               500,000      Citigroup+..............................   6.698      6/06/2001      499,989
                               250,000      DaimlerChrysler North America Holdings
                                              Corp.+................................   6.80      11/08/2001      250,000
                               500,000      Ford Motor Credit Company+..............   6.65       1/06/2006      499,982
                               100,000      General Motors Acceptance Corp. ........   6.78       2/27/2001      100,041
                               100,000      Goldman Sachs Group, Inc.+..............   6.85       1/14/2002      100,000
                               500,000      Household Finance Corp.+................   6.71       7/20/2001      499,720
                               400,000      Household Finance Corp.+................   6.871      8/24/2001      400,179
                               250,000      Morgan Stanley, Dean Witter & Co.+......   6.88       1/22/2001      250,018
                               450,000      Morgan Stanley, Dean Witter & Co.+......   6.73       2/15/2002      449,984
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE NOTES (COST--$3,300,024)                           3,299,861
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &       $100,000      Freddie Mac Participation
INSTRUMENTALITY                               Certificates..........................   5.81 %     1/09/2003  $   100,000
OBLIGATIONS--DISCOUNT--0.6%
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--DISCOUNT (COST--$100,000)                               100,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &         75,000      Fannie Mae..............................   5.21       1/26/2001       74,937
INSTRUMENTALITY
OBLIGATIONS--
NON-DISCOUNT--10.8%

                               500,000      Fannie Mae+.............................   6.164      9/17/2001      499,729
                               250,000      Fannie Mae+.............................   6.374      4/19/2002      250,000
                               100,000      Freddie Mac Participation
                                              Certificates..........................   5.25       1/19/2001       99,936
                               500,000      Student Loan Marketing Association+.....   6.384      8/23/2001      499,878
                               200,000      Student Loan Marketing Association+.....   6.334      3/18/2002      199,885
                               200,000      Student Loan Marketing Association+.....   6.364      4/25/2002      199,900
                               100,000      US Treasury Notes.......................   4.50       1/31/2001       99,848
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--NON-DISCOUNT (COST--$1,924,386)                       1,924,113
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS
                                            (COST--$17,619,967)--98.9%..............                          17,621,640
                                            OTHER ASSETS LESS LIABILITIES--1.1%.....                             200,222
                                                                                                             -----------
                                            NET ASSETS--100.0%......................                         $17,821,862
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2000.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$17,619,967*).......              $17,621,640
Cash........................................................                    1,988
Receivables:
  Interest..................................................  $125,578
  Securities sold...........................................   100,000
  Capital shares sold.......................................    64,720        290,298
                                                              --------
Prepaid expenses and other assets...........................                   29,505
                                                                          -----------
Total assets................................................               17,943,431
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   100,000
  Investment adviser........................................     7,132
  Capital shares redeemed...................................     4,973        112,105
                                                              --------
Accrued expenses and other liabilities......................                    9,464
                                                                          -----------
Total liabilities...........................................                  121,569
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $17,821,862
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................              $ 1,782,019
Paid-in capital in excess of par............................               16,038,170
Unrealized appreciation on investments--net.................                    1,673
                                                                          -----------
NET ASSETS..................................................              $17,821,862
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $17,821,862 and 17,820,190
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. At December 31, 2000, net unrealized appreciation for Federal income tax purposes amounted to $1,673, of which $4,948 related to appreciated securities and $3,275 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $1,271,199
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $98,917
Custodian fees..............................................    9,596
Professional fees...........................................    8,892
Accounting services.........................................    7,348
Transfer agent fees.........................................    5,008
Printing and shareholder reports............................    1,588
Pricing services............................................    1,409
Directors' fees and expenses................................      427
Other.......................................................    1,113
                                                              -------
Total expenses..............................................                134,298
                                                                         ----------
Investment income--net......................................              1,136,901
                                                                         ----------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                   (157)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 16,740
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $1,153,484
                                                                         ==========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOR THE
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  1,136,901    $    972,401
Realized gain (loss) on investments--net....................            (157)          1,061
Change in unrealized appreciation/depreciation on
  investments--net..........................................          16,740         (15,102)
                                                                ------------    ------------
Net increase in net assets resulting from operations........       1,153,484         958,360
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (1,136,744)       (972,401)
Realized gain on investments--net:
  Class A...................................................              --          (1,061)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (1,136,744)       (973,462)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................       8,115,046       9,779,215
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................       1,136,659         973,472
                                                                ------------    ------------
                                                                   9,251,705      10,752,687
Cost of shares redeemed.....................................     (12,379,431)    (11,142,863)
                                                                ------------    ------------
Net decrease in net assets derived from capital share
  transactions..............................................      (3,127,726)       (390,176)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................      (3,110,986)       (405,278)
Beginning of year...........................................      20,932,848      21,338,126
                                                                ------------    ------------
End of year.................................................    $ 17,821,862    $ 20,932,848
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                     CLASS A
                                                                ---------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------    -------    -------    -------    -------
Investment income--net.......................................     .0574      .0464      .0496      .0506      .0501
Realized and unrealized gain (loss) on investments--net......     .0008     (.0006)     .0003      .0001     (.0005)
                                                                -------    -------    -------    -------    -------
Total from investment operations.............................     .0582      .0458      .0499      .0507      .0496
                                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net.....................................    (.0574)    (.0464)    (.0496)    (.0506)    (.0501)
  Realized gain on investments--net..........................        --     (.0001)    (.0003)    (.0001)    (.0001)
                                                                -------    -------    -------    -------    -------
Total dividends and distributions............................    (.0574)    (.0465)    (.0499)    (.0507)    (.0502)
                                                                -------    -------    -------    -------    -------
Net asset value, end of year.................................   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     5.86%      4.76%      5.10%      5.19%      5.13%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................      .68%       .65%       .68%       .62%       .61%
                                                                =======    =======    =======    =======    =======
Investment income and realized gain on investments--net......     5.73%      4.66%      4.96%      5.06%      4.96%
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $17,822    $20,933    $21,338    $21,102    $22,885
                                                                =======    =======    =======    =======    =======
-------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

--------------------------------------------------------------------------------

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
RESERVE ASSETS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the fiscal year ended December 31, 2000, Small Cap Value Focus Fund significantly outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were +14.75% and +14.57%, respectively, compared to a total return of -3.02% for the Russell 2000 Index.

  The past year was a very volatile one for worldwide equity markets and small cap stocks. Early strength in growth and technology stocks peaked in late March when investors abruptly shifted their attention toward previously neglected value and "old economy" stocks. Despite a number of false rallies, the trend in high-priced growth stocks remained negative for the final nine months of 2000. Conversely, value stocks turned in an excellent year, in spite of occasional setbacks brought on by concerns over the health of the economy. In the end, the performance disparity between small cap growth and small cap value stocks, as measured by the style-specific Russell indexes, was the widest on record. For the year ended December 31, 2000, the Russell 2000 Value Index was up more than 22%, while the Russell 2000 Growth Index declined more than 22%.

  Only four of 11 Russell 2000 economic sectors posted positive returns in 2000: energy, healthcare, financial services and consumer staples. The technology, consumer discretionary and utility sectors performed the worst within the Russell 2000 universe. The Fund's overweighted position in consumer discretionary stocks and underweighted position in financial services stocks contributed negatively to performance during the 12-month period. However, our strong stock selection, particularly in the technology and consumer discretionary areas, more than offset any negative impact of our sector weightings. The Fund's results also were somewhat more balanced than those of the Russell 2000 Index, with positive Fund returns in six of the 11 economic sectors during the year.

  Individual holdings that most benefited the Fund's investment results included Orthodontic Centers of America, Inc., U.S. Foodservice and WMS Industries Inc. The stock price of Orthodontic Centers of America rose significantly because of consistent, strong earnings growth and positive investor sentiment toward healthcare stocks in general. After we made our initial purchase in February, U.S. Foodservice, a large, broadline food service distributor, enjoyed a sharp run-up in its stock price following the announcement of an agreement for the company to be acquired by the Dutch firm Royal Ahold. The stock price of WMS Industries, a manufacturer of slot machines, increased in response to a positive earnings surprise and increased analyst estimates.

  Fund performance during the course of the year was hindered by weakness in APAC Customer Services Inc., Danka Business Systems PLC and Network Associates, Inc. APAC Customer Services, a leading provider of outsourced customer relationship management services, suffered a significant price decline following weakness on the part of certain large customers and investor concern over exposure to dot.com-related customers. Nevertheless, we still believe the long-term outlook for APAC is favorable. Danka Business Systems, a distributor of office copiers and business equipment, suffered a decline in its stock price largely because of severe price competition and a difficult transition to the next generation of technology. The rapid deterioration in industry conditions, combined with a leveraged balance sheet and turnover in top management, prompted us to sell our holdings in Danka. The stock price of Network Associates, a developer of network management and security software, dropped sharply after the announcement of disappointing earnings results tied to end-market conditions. Aggressive sales practices at Network Associates exacerbated the impact of general economic and industry weakness. However, based on the company's low stock valuation, strong balance sheet and a positive change in management, we added to our position in Network Associates after the price decline.

  Compared to the Russell 2000 Index, as we head into 2001, the Fund is significantly overweighted in the consumer discretionary, technology, and materials and processing sectors. Consumer discretionary covers a broad range of industries and is the largest sector in the Russell 2000 Index in terms of the number of companies represented. The performance of the Fund's holdings in this sector during 2000 was significantly better than that of the corresponding sector in the Russell 2000 Index. Within the consumer discretionary area, the Fund has investments in the retail, restaurant, home furnishings, entertainment and business services industries. In the technology sector, the

--------------------------------------------------------------------------------

Fund is primarily invested in stocks that have sold off dramatically and that trade at modest multiples of revenue, book value or, in some cases, earnings. By focusing on stocks that have already declined dramatically, we look to limit the downside risk in holdings within sectors that historically have been quite volatile. This strategy worked well in 2000, when the Fund's technology holdings declined less than 4% compared to an almost 44% decline in the Russell 2000 Index technology sector. In general, the Fund's materials and processing holdings are in especially out-of-favor stocks, including companies in the depressed steel processing and distribution industry. These positions were a significant drag on performance in 2000, and visibility for earnings improvement in the steel processing and distribution industry remains limited, as reflected in the below-book-value level at which many of the stocks are trading.

  The Fund is significantly underweighted in the financial services, utilities and healthcare sectors. Stocks in the financial services sector, the third best-performing sector within the Russell 2000 Index this past year, are trading at historically high valuations on what could be peak trailing earnings. The perceived interest sensitivity of most financial services stocks has been the driver of their recent performance. We believe investors may take profits in the group if concerns arise over asset quality in the banking system and a supply/demand imbalance in the real estate sector. The Fund generally has little exposure to the utility sector since its investment philosophy and process do not produce many investment opportunities in utility stocks. Healthcare was the second best-performing sector in the Russell 2000 Index during the course of the year and, as a result, few stocks in this area met the Fund's valuation criteria. In general, relative to the Russell 2000 Index, the Fund is overweighted in economically sensitive stocks and underweighted in interest rate-sensitive stocks.

IN CONCLUSION

  Small Cap Value Focus Fund achieved strong, positive returns in 2000, a year in which investors shifted dramatically from aggressive, high-risk strategies to a conservative, value-oriented approach. This outstanding performance follows the Fund's excellent results in 1999, when the investment environment was the reverse of that in 2000. Taken together, we believe the two periods validate the Fund's strategy of searching for value in out-of-favor small cap stocks with a bottom-up, research-intensive investment process.

  We thank you for your investment in Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Senior Vice President and Co-Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A AND CLASS B SHARES
--------------------------------------------------------------------------------

                                                               SMALL CAP VALUE FOCUS FUND+--
                                                                      CLASS A SHARES*                  RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
12/90                                                                      10000                              10000
12/91                                                                      15010                              14604
12/92                                                                      14930                              17293
12/93                                                                      17585                              20558
12/94                                                                      16307                              20183
12/95                                                                      23791                              25925
12/96                                                                      25721                              30201
12/97                                                                      28735                              36955
12/98                                                                      26868                              36014
12/99                                                                      36043                              43670
12/00                                                                      41359                              42351

                                                               SMALL CAP VALUE FOCUS FUND+--
                                                                      CLASS B SHARES*                  RUSSELL 2000 INDEX++
                                                               -----------------------------           --------------------
10/23/97**                                                                 10000                              10000
12/97                                                                       8882                               9752
12/98                                                                       8304                               9504
12/99                                                                      11126                              11524
12/00                                                                      12747                              11176

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
** Commencement of operations.
+ Small Cap Value Focus Fund invests primarily in common stocks of small companies and emerging growth companies regardless of size.
++ This unmanaged index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  +14.75%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                 +11.69
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                                                  +10.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  +14.57%
--------------------------------------------------------------------------------
Inception (10/23/97) through 12/31/00                                     + 7.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                  AS OF DECEMBER 31, 2000                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +3.31%         +14.75%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +3.24          +14.57
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
SECTOR*                              HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION             287,500      CNF Transportation, Inc. .................    $  9,721,094       1.6%
                                  135,100      +EGL, Inc. ...............................       3,191,738       0.5
                                  411,600      +Fritz Companies, Inc. ...................       2,495,325       0.4
                                   89,100      +Gentex Corporation.......................       1,642,781       0.3
                                  502,500      +Keystone Automotive Industries, Inc. ....       3,501,797       0.6
                                  765,000      +Miller Industries, Inc. .................         430,313       0.1
                                   50,800      +UTI Worldwide, Inc. .....................         977,900       0.2
                                                                                             ------------     -----
                                                                                               21,960,948       3.7
----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY            169,500      +ACNielsen Corporation....................       6,144,375       1.0
                                1,207,700      +APAC Customer Services, Inc. ............       4,453,394       0.7
                                  271,400      +Ambassadors International, Inc. .........       5,054,825       0.8
                                   60,100      +AnnTaylor Stores Corporation.............       1,498,744       0.2
                                  265,000      +Boron, LePore & Associates, Inc. ........       2,765,937       0.5
                                   59,300      +CDW Computer Centers, Inc. ..............       1,649,281       0.3
                                  386,600      Dover Downs Entertainment, Inc. ..........       4,325,087       0.7
                                   37,100      Ethan Allen Interiors, Inc................       1,242,850       0.2
                                  103,700      G & K Services, Inc. (Class A)............       2,916,562       0.5
                                1,492,550      +HA-LO Industries, Inc. ..................       3,358,237       0.6
                                   20,000      Harte-Hanks, Inc. ........................         473,750       0.1
                                  128,200      +Insight Enterprises, Inc. ...............       2,299,587       0.4
                                   71,780      +Interlogix, Inc. ........................       1,354,847       0.2
                                  239,300      +Jack in the Box Inc. ....................       7,044,394       1.2
                                  206,800      +Linens 'n Things, Inc. ..................       5,712,850       0.9
                                   11,200      +MAXIMUS, Inc. ...........................         391,300       0.1
                                  364,400      +MSC Industrial Direct Co., Inc. (Class
                                                 A)......................................       6,581,975       1.1
                                  388,600      +The Men's Warehouse, Inc. ...............      10,589,350       1.8
                                  703,200      +Metromedia International Group, Inc. ....       1,828,320       0.3
                                  204,700      +Michael's Stores.........................       5,386,169       0.9
                                  507,767      +Midway Games, Inc. ......................       3,605,146       0.6
                                  271,900      +Mohawk Industries, Inc. .................       7,443,263       1.2
                                  276,100      +Outback Steakhouse, Inc. ................       7,144,088       1.2
                                  687,200      +Paxson Communications Corporation........       8,203,450       1.4
                                  294,600      Pier 1 Imports, Inc. .....................       3,038,063       0.5
                                  205,100      +QRS Corporation..........................       2,627,844       0.4
                                  604,800      +SITEL Corporation........................       1,738,800       0.3
                                  136,000      +Sinclair Broadcast Group, Inc. (Class
                                                 A)......................................       1,360,000       0.2
                                  210,800      Strayer Education, Inc. ..................       5,296,350       0.9
                                  193,700      +THQ, Inc. ...............................       4,721,438       0.8
                                   10,800      +Take-Two Interactive Software, Inc. .....         123,525       0.0
                                  532,700      +Tech Data Corporation....................      14,382,900       2.4
                                  735,100      +WMS Industries, Inc. ....................      14,793,888       2.5
                                                                                             ------------     -----
                                                                                              149,550,589      24.9
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES                  124,000      Dean Foods Company........................       3,805,250       0.6
                                   91,600      Longs Drug Stores Corporation.............       2,209,850       0.4
                                   90,500      +Suiza Foods Corporation..................       4,344,000       0.7
                                                                                             ------------     -----
                                                                                               10,359,100       1.7
----------------------------------------------------------------------------------------------------------------------
ENERGY                             43,100      +Barrett Resources Corporation............       2,448,619       0.4
                                  212,500      +Basin Exploration, Inc. .................       5,418,750       0.9
                                   49,300      +Evergreen Resources, Inc. ...............       1,904,212       0.3
                                  120,600      +Louis Dreyfus Natural Gas Corp. .........       5,524,987       0.9
                                   73,600      +Nuevo Energy Company.....................       1,274,200       0.2
                                   50,000      +Plains Resources, Inc. ..................       1,056,250       0.2
                                  132,900      +Rowan Companies, Inc. ...................       3,588,300       0.6
                                  208,600      +Tom Brown, Inc. .........................       6,844,687       1.2
                                                                                             ------------     -----
                                                                                               28,060,005       4.7
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
SECTOR*                              HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 37,350      American National Insurance Company.......    $  2,724,216       0.5%
                                  403,300      Banknorth Group, Inc. ....................       7,990,381       1.3
                                  196,200      Brandywine Realty Trust...................       4,058,888       0.7
                                  105,800      Camden Property Trust.....................       3,544,300       0.6
                                  326,000      Capitol Federal Financial.................       5,440,125       0.9
                                  542,042      Charter One Financial, Inc. ..............      15,651,463       2.6
                                   43,500      +Investment Technology Group, Inc. .......       1,816,125       0.3
                                  723,600      +Meditrust Companies......................       1,854,225       0.3
                                  220,800      National Data Corporation.................       8,086,800       1.3
                                  174,300      PXRE Group Limited........................       2,952,206       0.5
                                  143,000      +Pegasystems, Inc. .......................         326,219       0.0
                                  168,000      +The Profit Recovery Group International,
                                                 Inc. ...................................       1,065,750       0.2
                                  218,400      Scottish Annuity & Life Holdings, Ltd. ...       2,566,200       0.4
                                  441,100      +United Rentals, Inc. ....................       5,927,281       1.0
                                                                                             ------------     -----
                                                                                               64,004,179      10.6
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE                        434,700      +Caremark Rx, Inc. .......................       5,895,619       1.0
                                  138,300      +Closure Medical Corporation..............       4,978,800       0.8
                                  276,000      +Covance, Inc. ...........................       2,967,000       0.5
                                  307,500      +INAMED Corporation.......................       6,265,312       1.1
                                  173,000      +Isis Pharmaceuticals, Inc. ..............       1,827,312       0.3
                                  217,200      Mentor Corporation........................       4,276,125       0.7
                                  122,500      +Nabi.....................................         566,563       0.1
                                  284,500      +Novoste Corporation......................       7,788,188       1.3
                                  211,500      +Orthodontic Centers of America, Inc. ....       6,609,375       1.1
                                   81,000      Owens & Minor, Inc. ......................       1,437,750       0.2
                                   97,600      +Vical Incorporated.......................       1,836,100       0.3
                                                                                             ------------     -----
                                                                                               44,448,144       7.4
----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING            523,200      AK Steel Holding Corporation..............       4,578,000       0.8
                                  278,800      A.M. Castle & Company.....................       2,788,000       0.5
                                  299,000      Boise Cascade Corporation.................      10,053,875       1.7
                                  238,600      Commonwealth Industries, Inc. ............       1,073,700       0.2
                                  429,400      Corn Products International, Inc. ........      12,479,437       2.1
                                  287,700      Gibraltar Steel Corporation...............       5,052,731       0.8
                                  514,600      Intermet Corporation......................       1,833,262       0.3
                                  123,300      Kaydon Corp...............................       3,067,087       0.5
                                  124,800      +Novamerican Steel, Inc. .................         686,400       0.1
                                  318,400      +Paxar Corporation........................       3,243,700       0.5
                                  308,200      Quanex Corporation........................       6,202,525       1.0
                                  252,400      Rock-Tenn Company (Class A)...............       1,877,225       0.3
                                  848,576      Ryerson Tull, Inc. .......................       7,000,752       1.2
                                  483,800      +Shiloh Industries, Inc. .................       1,390,925       0.2
                                  574,200      +Unifi, Inc. .............................       5,131,913       0.8
                                1,184,300      Watsco, Inc. .............................      13,643,136       2.3
                                  386,500      +Wolverine Tube, Inc. ....................       4,634,135       0.8
                                                                                             ------------     -----
                                                                                               84,736,803      14.1
----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                     115,575      +Havas Advertising SA (ADR)**.............       1,639,720       0.3
                                   81,900      Mercer International, Inc. ...............         629,606       0.1
                                                                                             ------------     -----
                                                                                                2,269,326       0.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
SECTOR*                              HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES                 672,000      +ANTEC Corporation........................    $  5,313,000       0.9%
                                  307,150      Applied Industrial Technologies, Inc. ....       6,315,772       1.1
                                  110,200      +BE Aerospace, Inc. ......................       1,770,087       0.3
                                  400,600      +Brown & Sharpe Manufacturing Company
                                                 (Class A)...............................       1,952,925       0.3
                                  251,600      +Com21, Inc. .............................       1,179,375       0.2
                                   64,600      +DONCASTERS PLC (ADR)**...................       1,292,000       0.2
                                   49,300      +Hydrogenics Corporation..................         203,362       0.0
                                  197,500      +Micros Systems, Inc. ....................       3,604,375       0.6
                                  109,300      +Triumph Group, Inc. .....................       4,481,300       0.7
                                                                                             ------------     -----
                                                                                               26,112,196       4.3
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                         69,500      +ANADIGICS, Inc. .........................       1,138,062       0.2
                                  275,000      +American Management Systems,
                                                 Incorporated............................       5,448,438       0.9
                                  436,600      +Anixter International, Inc. .............       9,441,475       1.5
                                  283,100      +Avant! Corporation.......................       5,148,881       0.8
                                   13,800      +Brooktrout, Inc. ........................         129,375       0.0
                                   68,200      +C.P. Clare Corporation...................         223,781       0.0
                                  467,500      +Compuware Corporation....................       2,921,875       0.5
                                  329,300      +ESCO Technologies, Inc. .................       6,812,394       1.1
                                  372,500      +Electronics for Imaging, Inc. ...........       5,191,719       0.9
                                  217,100      +FileNET Corporation......................       5,929,544       1.0
                                  881,900      +Harmonic, Inc. ..........................       5,015,806       0.8
                                  184,400      +II-VI Incorporated.......................       2,800,575       0.5
                                  241,044      +InterVoice-Brite, Inc. ..................       1,717,438       0.3
                                  489,600      +JDA Software Group, Inc. ................       6,395,400       1.1
                                  838,800      +Maxtor Corporation.......................       4,692,038       0.8
                                   79,400      +Mentor Graphics Corporation..............       2,173,575       0.3
                                  580,000      +NetManage, Inc. .........................         507,500       0.1
                                1,603,800      +Network Associates, Inc. ................       6,665,794       1.1
                                  193,600      +Nu Horizons Electronics Corp. ...........       1,730,300       0.3
                                  373,700      +Progress Software Corporation............       5,395,294       0.9
                                  621,900      +Sensormatic Electronics Corporation......      12,476,869       2.1
                                  960,751      +Structural Dynamics Research
                                                 Corporation.............................       9,607,510       1.6
                                  179,200      +Sybase, Inc. ............................       3,539,200       0.6
                                  761,700      +Sykes Enterprises, Incorporated..........       3,380,044       0.6
                                  322,200      +Transaction Systems Architects, Inc.
                                                 (Class A)...............................       3,705,300       0.6
                                                                                             ------------     -----
                                                                                              112,188,187      18.6
----------------------------------------------------------------------------------------------------------------------
UTILITIES                          78,600      +Boston Communications Group, Inc. .......       2,190,975       0.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$582,072,417)       545,880,452      90.8
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $13,915,000      General Motors Acceptance Corp., 6.75% due
                                                 1/02/2001...............................      13,904,564       2.3
                                5,000,000      J.P. Morgan Securities, Inc., 6.50% due
                                                 1/25/2001...............................       4,975,625       0.8
                                3,400,000      Verizon Global Funding, 6.62% due
                                                 1/10/2001...............................       3,392,497       0.6
                                                                                             ------------     -----
                                                                                               22,272,686       3.7
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
                                   AMOUNT                SHORT-TERM SECURITIES                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          $10,000,000      Federal Home Loan Banks, 6.43% due
OBLIGATIONS***                                   1/03/2001...............................    $  9,991,069       1.7%
                                               Freddie Mac Participation Certificates:
                                5,000,000        6.45% due 1/02/2001.....................       4,996,417       0.8
                                7,517,000        6.40% due 1/09/2001.....................       7,502,300       1.2
                                                                                             ------------     -----
                                                                                               22,489,786       3.7
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$44,762,472)                             44,762,472       7.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$626,834,889)....     590,642,924      98.2
                                               OTHER ASSETS LESS LIABILITIES.............      10,591,042       1.8
                                                                                             ------------     -----
                                               NET ASSETS................................    $601,233,966     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$626,834,889).......                $590,642,924
Cash........................................................                      49,718
Receivables:
  Securities sold...........................................  $14,945,454
  Capital shares sold.......................................      213,692
  Dividends.................................................      182,974     15,342,120
                                                              -----------
Prepaid expenses and other assets...........................                      31,439
                                                                            ------------
Total assets................................................                 606,066,201
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    4,301,748
  Investment adviser........................................      341,267
  Capital shares redeemed...................................        4,909
  Distributor...............................................        1,104      4,649,028
                                                              -----------
Accrued expenses and other liabilities......................                     183,207
                                                                            ------------
Total liabilities...........................................                   4,832,235
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $601,233,966
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                $  2,846,951
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                      46,238
Paid-in capital in excess of par............................                 617,661,374
Undistributed realized capital gains on investments--net....                  16,871,368
Unrealized depreciation on investments--net.................                 (36,191,965)
                                                                            ------------
NET ASSETS..................................................                $601,233,966
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $591,630,908 and 28,469,510
  shares outstanding........................................                $      20.78
                                                                            ============
Class B--Based on net assets of $9,603,058 and 462,379
  shares outstanding........................................                $      20.77
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $  4,039,657
Interest and discount earned................................                  2,378,393
                                                                           ------------
Total income................................................                  6,418,050
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $4,396,666
Accounting services.........................................     150,698
Custodian fees..............................................      78,754
Professional fees...........................................      48,041
Printing and shareholder reports............................      47,091
Distribution fees--Class B..................................      10,794
Directors' fees and expenses................................      10,160
Transfer agent fees.........................................       5,066
Pricing services............................................         952
Other.......................................................      10,677
                                                              ----------
Total expenses..............................................                  4,758,899
                                                                           ------------
Investment income--net......................................                  1,659,151
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                127,044,633
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (50,716,445)
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 77,987,339
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000             1999
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   1,659,151    $  1,411,984
Realized gain on investments--net...........................      127,044,633      41,465,516
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (50,716,445)     93,096,217
                                                                -------------    ------------
Net increase in net assets resulting from operations........       77,987,339     135,973,717
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (1,541,697)     (2,027,342)
  Class B...................................................          (14,977)        (10,062)
In excess of investment income--net:
  Class A...................................................         (116,347)       (101,971)
  Class B...................................................           (1,130)           (506)
Realized gain on investments--net:
  Class A...................................................     (135,466,684)    (57,708,553)
  Class B...................................................       (2,043,417)       (239,993)
                                                                -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (139,184,252)    (60,088,427)
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      129,242,044       9,518,990
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       68,045,131      85,404,280
Beginning of year...........................................      533,188,835     447,784,555
                                                                -------------    ------------
End of year.................................................    $ 601,233,966    $533,188,835
                                                                =============    ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A+
FINANCIAL STATEMENTS.                                          ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000        1999        1998          1997        1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  23.35    $  19.95    $  27.75      $  26.22    $  27.98
                                                               --------    --------    --------      --------    --------
Investment income--net.....................................         .07         .06         .03           .09         .13
Realized and unrealized gain (loss) on investments--net....        3.30        6.03       (1.41)         2.80        1.84
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................        3.37        6.09       (1.38)         2.89        1.97
                                                               --------    --------    --------      --------    --------
Less dividends and distributions:
  Investment income--net...................................        (.07)       (.09)       (.09)         (.08)       (.14)
  In excess of investment income--net......................          --++      (.01)         --            --          --
  Realized gain on investments--net........................       (5.87)      (2.59)      (6.33)        (1.28)      (3.59)
                                                               --------    --------    --------      --------    --------
Total dividends and distributions..........................       (5.94)      (2.69)      (6.42)        (1.36)      (3.73)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $  20.78    $  23.35    $  19.95      $  27.75    $  26.22
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................      14.75%      34.15%      (6.50%)       11.72%       8.11%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .81%        .81%        .81%          .80%        .81%
                                                               ========    ========    ========      ========    ========
Investment income--net.....................................        .28%        .32%        .13%          .32%        .50%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $591,631    $528,571    $446,510      $481,614    $453,029
                                                               ========    ========    ========      ========    ========
Portfolio turnover.........................................      83.78%      89.90%      56.29%       147.06%      80.84%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS B++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   --------------------------------------------------
FINANCIAL STATEMENTS.                                                FOR THE YEAR ENDED
                                                                        DECEMBER 31,              FOR THE PERIOD
                                                                -----------------------------    OCT. 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                          2000       1999       1998        DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 23.35    $ 19.94    $ 27.74        $  31.23
                                                                -------    -------    -------        --------
Investment income (loss)--net...............................        .04        .03         --+++         (.01)
Realized and unrealized gain (loss) on investments--net.....       3.29       6.03      (1.39)          (3.48)
                                                                -------    -------    -------        --------
Total from investment operations............................       3.33       6.06      (1.39)          (3.49)
                                                                -------    -------    -------        --------
Less dividends and distributions:
  Investment income--net....................................       (.04)      (.06)      (.08)             --
  In excess of investment income--net.......................         --+++      --+++      --              --
  Realized gain on investments--net.........................      (5.87)     (2.59)     (6.33)             --
                                                                -------    -------    -------        --------
Total dividends and distributions...........................      (5.91)     (2.65)     (6.41)             --
                                                                -------    -------    -------        --------
Net asset value, end of period..............................    $ 20.77    $ 23.35    $ 19.94        $  27.74
                                                                =======    =======    =======        ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     14.57%     33.99%     (6.52%)        (11.18%)(++)
                                                                =======    =======    =======        ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .96%       .96%       .97%            .96%*
                                                                =======    =======    =======        ========
Investment income (loss)--net...............................       .15%       .17%       .02%           (.24%)*
                                                                =======    =======    =======        ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 9,603    $ 4,618    $ 1,275        $    248
                                                                =======    =======    =======        ========
Portfolio turnover..........................................     83.78%     89.90%     56.29%         147.06%
                                                                =======    =======    =======        ========
------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Small Cap Value Focus Fund (the "Fund") (formerly, Special Value Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income is due primarily to differing tax treatments for post-October losses.

--------------------------------------------------------------------------------

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $117,477 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $142,950 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services were provided to the Fund by MLIM.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $460,822,377 and $491,664,699, respectively.

  Net realized gains for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

-----------------------------------------------------------------
                                       Realized       Unrealized
                                        Gains           Losses
-----------------------------------------------------------------
Long-term investments..............  $127,044,561    $(36,191,965)
Short-term investments.............            72              --
                                     ------------    ------------
Total..............................  $127,044,633    $(36,191,965)
                                     ============    ============
-----------------------------------------------------------------

  At December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $39,002,740, of which $99,365,996 related to appreciated securities and $138,368,736 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $629,645,664.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $129,242,044 and $9,518,990 for the years ended December 31, 2000 and December 31, 1999, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,021,205    $ 50,212,338
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   6,410,268     137,124,728
                                       ----------    ------------
Total issued.........................   8,431,473     187,337,066
Shares redeemed......................  (2,597,263)    (64,322,021)
                                       ----------    ------------
Net increase.........................   5,834,210    $123,015,045
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,944,306    $ 39,665,650
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,187,384      59,837,866
                                       ----------    ------------
Total issued.........................   5,131,690      99,503,516
Shares redeemed......................  (4,877,558)    (92,692,960)
                                       ----------    ------------
Net increase.........................     254,132    $  6,810,556
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2000                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  196,600    $4,870,695
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   97,012     2,059,524
                                            -------    ----------
Total issued..............................  293,612     6,930,219
Shares redeemed...........................  (28,997)     (703,220)
                                            -------    ----------
Net increase..............................  264,615    $6,226,999
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 1999                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  155,450    $3,156,822
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   12,596       250,561
                                            -------    ----------
Total issued..............................  168,046     3,407,383
Shares redeemed...........................  (34,175)     (698,949)
                                            -------    ----------
Net increase..............................  133,871    $2,708,434
                                            =======    ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SMALL CAP VALUE FOCUS FUND (FORMERLY,
SPECIAL VALUE FOCUS FUND) OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
DECEMBER 31, 2000--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  Recently, the Fund's name was changed from Global Utility Focus Fund to Utilities & Telecommunications Focus Fund. The name change was initiated to better reflect our underlying portfolio holdings, although the Fund's investment objective remained the same. The Fund continues to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that, in the opinion of the investment adviser, are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, natural gas or water.

  For the year ended December 31, 2000, the Fund's Class A Shares had a total return of -2.71%. While the Fund's investment objective did not change during the year, the composition of the portfolio did shift. At year-end 1999, approximately 40% of the Fund's net assets were invested in US-based utilities and 58% of net assets were invested in non-US-based utility stocks. At that time, our most significant weightings were in Europe, primarily in southern European telecommunications stocks. As of December 31, 2000, approximately 78% of the Fund's net assets were invested in US-based utilities and 3% of net assets were invested in non-US-based utility stocks. The dominant utility sector in the Fund at year-end 2000 was domestic electrics.

  The change in portfolio holdings was necessitated by several fundamental changes in the utilities industry, primarily a deterioration in the outlook for the telecommunications sector and a positive valuation case for the domestic electric sector. The European telecommunications sector, which in the past provided ample price appreciation, began to erode. This erosion was driven by the high prices being paid for a new spectrum to be used in the next generation of cellular technology. The basic business of large incumbent telecommunications companies also deteriorated as a result of price declines coming from technology substitution. At the same time, the desire of countries to further privatize their holdings created a stock overhang. Furthermore, the domestic electric utility sector finished 1999 selling at valuation levels that were extremely low. This factor, coupled with an improved earnings outlook for the sector, resulted in attractive investment opportunities, while the potential for spin-offs and the selling of assets at attractive prices added positively to this investment strategy.

  Several other noteworthy changes were made to the Fund's portfolio during the latter part of the 12-month period. On the domestic side of the portfolio, we significantly reduced our holdings in electric companies with operations or revenue generation from the California electric market. These stock sales were prompted by high prices and volatility in the California energy markets, factors that had engendered investor concern. The proceeds of these sales were redeployed in utility bonds, which historically have performed better than equities in a declining interest rate environment. Although the domestic electric sector had significant gains in 2000, the group on average is not overvalued on a relative price-to-earnings basis.

  Clearly, the 12-month period ended December 31, 2000 was a challenging one for utility investors. Global utility stocks that had contributed positively to performance in previous years came under significant price pressure as their fundamental outlook deteriorated and currencies declined. This affected the Fund's performance early in 2000. The outlook for the natural gas sector was thought to be favorable going into the year, and we maintained an overweighted position in that area relative to the utility indexes, including the Standard & Poor's Utility Index. The domestic electric sector, which was the best-performing utility sector in 2000, was also overweighted in the portfolio. Of the four basic domestic utility sectors, telecommunications was the most underweighted, and we eliminated several positions during the year. Concerns over industry pricing trends, technological changes and, most recently, constrained capital markets had a negative affect on the sector.

IN CONCLUSION

  We appreciate your investment in Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

January 19, 2001

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS A SHARES
--------------------------------------------------------------------------------

                                                       UTILITIES &
                                                   TELECOMMUNICATIONS
                                                   FOCUS FUND CLASS A        FT/S&P ACTUARIES WORLD
                                                        SHARES+**               UTILITIES INDEX++        S&P UTILITIES INDEX+++
                                                   ------------------        ----------------------      ----------------------
7/01/93**                                                 10000                       10000                       10000
12/93                                                     10685                       10595                       10090
12/94                                                      9776                       11213                        9289
12/95                                                     12154                       13411                       13109
12/96                                                     13729                       15184                       13518
12/97                                                     17285                       17521                       16851
12/98                                                     21444                       21557                       19339
12/99                                                     24153                       21162                       17622
12/00                                                     23498                       18817                       28137

*
Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**
Commencement of operations.
+
Utilities & Telecommunications Focus Fund invests at least 65% of total assets in equity and debt securities of domestic and foreign firms that, in the opinion of the Investment Adviser, are involved in electricity, telecommunications, gas or water.
++
This unmanaged market capitalization-weighted Index is comprised of equities from 29 countries in 17 regions, including the United States. The starting date for the Index in the graph is from June 30, 1993.
+++
The S&P Utilities Index is a capitalization index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------


PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                                  - 2.71%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                 +14.09
--------------------------------------------------------------------------------
Inception (7/01/93) through 12/31/00                                      +12.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
AS OF DECEMBER 31, 2000                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +2.13%         -2.71%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                  SHARES                                                         PERCENT OF
COUNTRY             INDUSTRY                        HELD                  STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA              TELECOMMUNICATIONS             5,000   Nortel Networks Corporation..........  $    160,312        0.2%
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN CANADA                      160,312        0.2
----------------------------------------------------------------------------------------------------------------------------
CHINA               TELECOMMUNICATIONS               200   +China Mobile (Hong Kong) Limited
                                                             (ADR)*.............................         5,425        0.0
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN CHINA                         5,425        0.0
----------------------------------------------------------------------------------------------------------------------------
MEXICO              TELECOMMUNICATIONS            12,000   Telefonos de Mexico SA (ADR)*........       541,500        0.5
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN MEXICO                      541,500        0.5
----------------------------------------------------------------------------------------------------------------------------
SPAIN               UTILITIES--ELECTRIC          131,000   Iberdrola SA.........................     1,641,995        1.5
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN SPAIN                     1,641,995        1.5
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      TELECOMMUNICATIONS            27,000   Vodafone Group PLC (ADR)*............       966,938        0.9
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN THE UNITED KINGDOM          966,938        0.9
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       TELECOMMUNICATIONS            18,000   ALLTEL Corporation...................     1,123,875        1.1
                                                  58,000   BellSouth Corporation................     2,374,375        2.2
                                                  21,000   +Qwest Communications International
                                                             Inc. ..............................       861,000        0.8
                                                  63,000   SBC Communications Inc. .............     3,008,250        2.8
                                                  21,000   +Sprint Corp. (PCS Group)............       429,188        0.4
                                                  22,000   Tyco International Ltd. .............     1,221,000        1.2
                                                  60,000   +WorldCom, Inc. .....................       843,750        0.8
                                                                                                  ------------      -----
                                                                                                     9,861,438        9.3
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC           33,000   +The AES Corporation.................     1,827,375        1.7
                                                  65,600   Allegheny Energy, Inc. ..............     3,161,100        3.0
                                                  12,000   Ameren Corporation...................       555,750        0.5
                                                  33,000   American Electric Power Company,
                                                             Inc. ..............................     1,534,500        1.4
                                                  38,192   Cinergy Corp. .......................     1,341,494        1.3
                                                  49,300   Consolidated Edison, Inc. ...........     1,898,050        1.8
                                                  37,000   Constellation Energy Group...........     1,667,312        1.6
                                                  31,500   DTE Energy Company...................     1,226,531        1.2
                                                  34,000   Dominion Resources, Inc. ............     2,278,000        2.1
                                                  67,600   Energy East Corporation..............     1,330,875        1.2
                                                  94,000   FPL Group, Inc. .....................     6,744,500        6.3
                                                  89,000   GPU, Inc. ...........................     3,276,312        3.1
                                                  55,000   +The Montana Power Company...........     1,141,250        1.1
                                                  55,500   NSTAR................................     2,379,562        2.2
                                                  39,000   PPL Corporation......................     1,762,312        1.6
                                                  58,000   Pinnacle West Capital Corporation....     2,762,250        2.6
                                                  45,000   Public Service Enterprise Group
                                                             Incorporated.......................     2,188,125        2.1
                                                  33,000   TXU Corp. ...........................     1,462,313        1.4
                                                  58,000   Xcel Energy, Inc. ...................     1,685,625        1.6
                                                                                                  ------------      -----
                                                                                                    40,223,236       37.8
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC &          2,300   +Capstone Turbine Corporation........        64,400        0.1
                    GAS                           17,000   Cleco Corporation....................       930,750        0.9
                                                  54,000   DPL Inc. ............................     1,792,125        1.7
                                                  49,000   SCANA Corporation....................     1,448,563        1.3
                                                                                                  ------------      -----
                                                                                                     4,235,838        4.0
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--GAS                28,800   The Coastal Corporation..............     2,543,400        2.4
                                                  53,400   El Paso Energy Corporation...........     3,824,775        3.6
                                                  33,000   KeySpan Corporation..................     1,398,375        1.3
                                                  37,100   National Fuel Gas Company............     2,334,981        2.2
                                                  25,000   New Jersey Resources Corporation.....     1,081,250        1.0
                                                  64,000   The Williams Companies, Inc. ........     2,556,000        2.4
                                                                                                  ------------      -----
                                                                                                    13,738,781       12.9
                    ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                                  SHARES                                                         PERCENT OF
COUNTRY             INDUSTRY                        HELD                  STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       UTILITIES--WATER              41,625   Philadelphia Suburban Corporation....  $  1,019,813        1.0%
(CONCLUDED)
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL STOCKS IN THE UNITED STATES        69,079,106       65.0
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN STOCKS
                                                           (COST--$51,093,784)                      72,395,276       68.1
----------------------------------------------------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT          FIXED-INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM      UTILITIES--ELECTRIC     US$1,000,000   TXU Eastern Funding Company, 6.45%
                                                             due 5/15/2005......................       972,910        0.9%
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED KINGDOM                              972,910        0.9
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES       UTILITIES--ELECTRIC        2,000,000   Consolidated Edison, Inc., 7.50% due
                                                             9/01/2010..........................     2,077,960        1.9
                                               2,000,000   Niagara Mohawk Power Corp., 7.75% due
                                                             10/01/2008.........................     2,080,660        2.0
                                               2,000,000   Nisource Finance Corporation, 7.875%
                                                             due 11/15/2010(a)..................     2,101,054        2.0
                                               2,000,000   Public Service Electric & Gas, 6.375%
                                                             due 5/01/2008(b)...................     1,949,820        1.8
                                                                                                  ------------      -----
                                                                                                     8,209,494        7.7
                    ---------------------------------------------------------------------------------------------------
                    UTILITIES--ELECTRIC &      2,000,000   Carolina Power & Light, 5.95% due
                    GAS                                      3/01/2009..........................     1,899,220        1.8
                                               2,000,000   DPL Inc., 8.25% due 3/01/2007........     2,081,360        2.0
                                               2,000,000   WPS Resources Corporation, 7% due
                                                             11/01/2009.........................     2,068,320        1.9
                                                                                                  ------------      -----
                                                                                                     6,048,900        5.7
                    ---------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED STATES                            14,258,394       13.4
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN FIXED-INCOME
                                                           SECURITIES (COST--$15,131,940)           15,231,304       14.3
----------------------------------------------------------------------------------------------------------------------------
                                                                   SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                             3,000,000   AEP Credit Inc., 6.60% due
                                                             1/09/2001..........................     2,993,950        2.8
                                               2,000,000   Gannett Company, 6.55% due
                                                             1/16/2001..........................     1,993,450        1.9
                                               1,588,000   General Motors Acceptance Corp.,
                                                             6.75% due 1/02/2001................     1,586,809        1.5
                                               4,000,000   J.P. Morgan Securities Inc., 6.52%
                                                             due 1/23/2001......................     3,981,889        3.7
                                               4,000,000   Pfizer Inc., 6.50% due 1/18/2001.....     3,985,556        3.8
                                                                                                  ------------      -----
                                                                                                    14,541,654       13.7
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS**             6,000,000   Federal Home Loan Bank, 6.18% due
                                                             1/19/2001..........................     5,978,370        5.6
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$20,520,024)           20,520,024       19.3
----------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS--
                                                           (COST--$86,745,748)..................   108,146,604      101.7
                                                           LIABILITIES IN EXCESS OF OTHER
                                                             ASSETS.............................    (1,816,556)      (1.7)
                                                                                                  ------------      -----
                                                           NET ASSETS...........................  $106,330,048      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$86,745,748)........               $108,146,604
Foreign cash................................................                        414
Receivables:
  Interest..................................................  $  251,890
  Dividends.................................................     171,664        423,554
                                                              ----------
Prepaid expenses and other assets...........................                     27,181
                                                                           ------------
Total assets................................................                108,597,753
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................   2,135,323
  Investment adviser........................................      46,957
  Capital shares redeemed...................................      44,205      2,226,485
                                                              ----------
Accrued expenses and other liabilities......................                     41,220
                                                                           ------------
Total liabilities...........................................                  2,267,705
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $106,330,048
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,031,037
Paid-in capital in excess of par............................                 82,916,069
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                    982,639
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 21,400,303
                                                                           ------------
NET ASSETS..................................................               $106,330,048
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $106,330,048 and 10,310,370
  shares outstanding........................................               $      10.31
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $77,741 foreign withholding tax)..........                 $  3,707,929
Interest and discount earned................................                      704,491
                                                                             ------------
Total income................................................                    4,412,420
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    715,992
Custodian fees..............................................        39,256
Accounting services.........................................        27,271
Professional fees...........................................        17,734
Printing and shareholder reports............................        13,273
Transfer agent fees.........................................         5,027
Directors' fees and expenses................................         2,515
Pricing services............................................         1,968
Other.......................................................         4,282
                                                              ------------
Total expenses..............................................                      827,318
                                                                             ------------
Investment income--net......................................                    3,585,102
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................    37,291,030
  Foreign currency transactions--net........................        44,038     37,335,068
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (44,121,508)
  Foreign currency transactions--net........................         1,272    (44,120,236)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (3,200,066)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2000            1999
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  3,585,102    $  2,416,512
Realized gain on investments and foreign currency
  transactions--net.........................................      37,335,068      11,333,702
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (44,120,236)      1,214,380
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (3,200,066)     14,964,594
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (3,588,347)     (2,956,986)
In excess of investment income--net:
  Class A...................................................         (46,612)             --
Realized gain on investments--net:
  Class A...................................................     (37,723,052)    (14,676,812)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (41,358,011)    (17,633,798)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      17,800,761      (9,221,584)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (26,757,316)    (11,890,788)
Beginning of year...........................................     133,087,364     144,978,152
                                                                ------------    ------------
End of year*................................................    $106,330,048    $133,087,364
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $         --    $      3,245
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                           CLASS A
FINANCIAL STATEMENTS.                                          ----------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         2000+       1999+       1998+          1997        1996
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................    $  16.85    $  17.08    $  14.84      $  12.19    $  11.30
                                                               --------    --------    --------      --------    --------
Investment income--net.....................................         .47         .30         .36           .43         .46
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................        (.92)       1.75        2.99          2.66         .95
                                                               --------    --------    --------      --------    --------
Total from investment operations...........................        (.45)       2.05        3.35          3.09        1.41
                                                               --------    --------    --------      --------    --------
Less dividends and distributions:
  Investment income--net...................................        (.50)       (.37)       (.40)         (.44)       (.52)
  In excess of investment income--net......................        (.01)         --          --            --          --
  Realized gain on investments--net........................       (5.58)      (1.91)       (.71)           --          --
                                                               --------    --------    --------      --------    --------
Total dividends and distributions..........................       (6.09)      (2.28)      (1.11)         (.44)       (.52)
                                                               --------    --------    --------      --------    --------
Net asset value, end of year...............................    $  10.31    $  16.85    $  17.08      $  14.84    $  12.19
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................      (2.71%)     12.63%      24.06%        25.90%      12.96%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .69%        .69%        .68%          .67%        .66%
                                                               ========    ========    ========      ========    ========
Investment income--net.....................................       3.00%       1.83%       2.39%         3.21%       3.90%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................    $106,330    $133,087    $144,978      $138,206    $142,438
                                                               ========    ========    ========      ========    ========
Portfolio turnover.........................................      64.95%       4.20%       5.20%         7.70%      11.39%
                                                               ========    ========    ========      ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 20 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Utilities & Telecommunications Focus Fund (the "Fund") (formerly Global Utility Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference

--------------------------------------------------------------------------------

between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $476 increase to cost of securities and a corresponding $476 decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

  (g) Custodian bank--The Fund recorded an amount payable to the Custodian bank which resulted from a timing difference of security transaction settlements.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $46,612 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $29,287 in commissions on the execution of portfolio security transactions for the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services were provided to the Fund by MLIM.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $70,577,053 and $106,073,653, respectively.

  Net realized gains for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                           Gains      Gains (Losses)
--------------------------------------------------------------------
Long-term investments.................  $37,290,810    $21,400,856
Short-term investments................          220             --
Foreign currency transactions.........       44,038           (553)
                                        -----------    -----------
Total.................................  $37,335,068    $21,400,303
                                        ===========    ===========
--------------------------------------------------------------------

  At December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $21,400,856, of which $23,689,035 related to appreciated securities and $2,288,179 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $86,745,748.

4.  CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2000                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     412,603    $  6,782,767
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   3,856,620      41,358,011
                                       ----------    ------------
Total issued.........................   4,269,223      48,140,778
Shares redeemed......................  (1,857,508)    (30,340,017)
                                       ----------    ------------
Net increase.........................   2,411,715    $ 17,800,761
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     339,237    $  5,557,571
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,054,101      17,633,798
                                       ----------    ------------
Total issued.........................   1,393,338      23,191,369
Shares redeemed......................  (1,982,708)    (32,412,953)
                                       ----------    ------------
Net decrease.........................    (589,370)   $ (9,221,584)
                                       ==========    ============
-----------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
UTILITIES & TELECOMMUNICATIONS FOCUS FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities & Telecommunications Focus Fund (formerly Global Utility Focus Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                                         ---------------------------------------
                                         Arthur Zeikel, Director of Merrill
                                         Lynch Variable Series Funds, Inc., has
                                         recently retired. The Funds' Board of
                                         Directors wishes Mr. Zeikel well in his
                                         retirement.
                                         ---------------------------------------

DIRECTORS AND OFFICERS

Terry K. Glenn
President

Kevin M. Rendino
Senior Vice President

Joe Grills
Director

Thomas R. Robinson
Senior Vice President

Walter Mintz
Director

Walter D. Rogers
Senior Vice President

Robert S. Salomon Jr.
Director

Kurt Schansinger
Senior Vice President

Melvin R. Seiden
Director

Robert M. Shearer
Senior Vice President

Stephen B. Swensrud
Director

Daniel V. Szemis
Senior Vice President

Christopher G. Ayoub
Senior Vice President

Jeremy Beckwith
Vice President

R. Elise Baum
Senior Vice President

Edward F. Gobora
Vice President

Robert C. Doll, Jr.
Senior Vice President

Robert F. Murray
Vice President

Lawrence R. Fuller
Senior Vice President

Jacqueline L. Rogers
Vice President

Vincent T. Lathbury III
Senior Vice President

Donald C. Burke
Vice President and
Treasurer

James D. McCall
Senior Vice President

Allan J. Oster
Secretary

Kevin J. McKenna
Senior Vice President

Eric S. Mitofsky
Senior Vice President

Joseph T. Monagle Jr.
Senior Vice President

Grace Pineda
Senior Vice President

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011